UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23117

JPMorgan Trust IV

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2020 through June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder reports.

Annual Report

J.P. Morgan Large Cap Funds

June 30, 2021

JPMorgan Equity Focus Fund

JPMorgan Equity Income Fund

JPMorgan Equity Premium Income Fund

JPMorgan Hedged Equity Fund

JPMorgan Hedged Equity 2 Fund

JPMorgan Hedged Equity 3 Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

JPMorgan U.S. Equity Fund

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Research Enhanced Equity Fund

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 4, 2021 (Unaudited)

Dear Shareholders,

The rally in equity markets that began in the second half of last year accelerated in 2021 on the back of mass vaccinations against COVID-19, federal relief and recovery efforts and a surge in both corporate profits and consumer spending. As a result, we find ourselves in a different environment than we inhabited a year ago.

“Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management.”

— Andrea L. Lisher

U.S. equity markets turned in a particularly remarkable performance over the twelve months ended June 30, 2021. The S&P 500 posted a total return of 40.79%; the Russell 1000 returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell Small Cap Index returned 62.03%. The lesson for investors, we believe, is clear: Those who were consistently and fully invested in the second half of 2020 through the first half of 2021 stood to benefit greatly from the superlative performance in global equity markets.

The rollout of mass vaccinations and the partial reopening of economies at all scales have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve. While the central bank has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

Overall, U.S. and emerging markets equity led a remarkable global rally in stocks on the back of massive central bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August – a stretch not seen since 2017. While the spread of COVID-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to the pandemic dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first COVID-19 vaccines. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package -- and the prospect of additional federal government spending – helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on select equity markets in June.

Within U.S. equity markets, the S&P 500 Index returned 40.79%; the Russell 1000 Index returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell 2000 Index returned 62.03% for the twelve months ended June 30, 2021.

2	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	47.46%
S&P 500 Index	40.79%

Net Assets as of 6/30/2021 (In Thousands)	$131,894

INVESTMENT OBJECTIVE**

The JPMorgan Equity Focus Fund (the “Fund”) seeks long term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection and overweight position in the financials sector and its security selection in the consumer discretionary sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health care sector and its underweight position in the communication services sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc., Capital One Financial Corp. and Charles Schwab Corp. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was added to the S&P 500 Index. Shares of Capital One Financial, a banking and financial services company, rose amid improvement in its credit card business during the reporting period and general investor demand for financial sector stocks. Shares of Charles Schwab, a financial services provider, rose following the company’s $26 billion acquisition of TD Ameritrade in October 2020 and amid general investor demand for financials sector stocks.

Leading individual detractors from relative performance included the Fund’s overweight positions in Xcel Energy Inc., Home Depot Inc. and Discovery Inc. Shares of Xcel, an electricity and natural gas utility, fell late in the period following a run-up in the share price in early 2021. Shares of Home Depot, a home improvement retail chain, fell after a significant run-up in the share price in 2020. Shares of Discovery, an entertainment and media company, fell sharply in March 2021 following the collapse of Archegos Capital Management, which held large leveraged positions in Discovery shares.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection. As a result of this approach to stock selection, the Fund’s largest positions were in the information technology and financials sectors and the Fund’s smallest positions were in the consumer staples and utilities sectors.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	5.5%
2.	Apple, Inc.	4.8
3.	Alphabet, Inc., Class C	4.7
4.	AutoZone, Inc.	3.8
5.	Amazon.com, Inc.	3.8
6.	Berkshire Hathaway, Inc., Class B	3.5
7.	Loews Corp.	3.4
8.	Capital One Financial Corp.	3.1
9.	Bank of America Corp.	3.0
10.	AbbVie, Inc.	2.9

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	23.4%
Financials	15.0
Communication Services	13.1
Health Care	12.7
Consumer Discretionary	10.8
Materials	5.0
Real Estate	4.6
Industrials	3.6
Energy	3.5
Utilities	2.8
Consumer Staples	2.8
Short-Term Investments	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Equity Focus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	July 29, 2011
With Sales Charge*		39.35%	18.13%	14.55%
Without Sales Charge		47.07	19.40	15.18
CLASS C SHARES	July 29, 2011
With CDSC**		45.37	18.81	14.71
Without CDSC		46.37	18.81	14.71
CLASS I SHARES	July 29, 2011	47.46	19.71	15.47
CLASS R6 SHARES	October 1, 2018	47.82	19.88	15.55

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/29/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 29, 2011.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Focus Fund and the S&P 500 Index from July 29, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through July 31, 2013, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the applicable inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	40.16%
Russell 1000 Value Index	43.68%

Net Assets as of 6/30/2021 (In Thousands)	$46,405,657

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the consumer discretionary and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and industrials sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in CME Group Inc. and General Dynamics Corp., and its underweight position in Alphabet Inc. Shares of CME Group, a financial derivatives market operator, underperformed after the company reported lower-than-expected earnings and revenue for the third quarter of 2020. Shares of General Dynamics, an aerospace and defense manufacturer, underperformed after the company reported lower-than-expected earnings and revenue for the fourth quarter of 2020. Shares of Alphabet, parent company of Google Inc., which were not held in the Fund, rose on continued growth in earnings and revenue throughout the period.

Leading individual contributors to relative performance included the Fund’s underweight positions in AT&T Corp. and Intel Corp. and its out-of-Benchmark position in Deere Inc. Shares of AT&T, a telecommunications and entertainment provider not held in the Fund, fell amid investor concerns that the company’s sale of its WarnerMedia unit would reduce AT&T’s quarterly dividends. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021. Shares of Deere, a maker of agriculture and construction equipment, rose after the company reported better-than-expected earnings for its fiscal second quarter and raised its earnings forecast for the fiscal year 2021.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations had the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Comcast Corp., Class A	2 .6%
2.	BlackRock, Inc.	2 .5
3.	Bank of America Corp.	2 .4
4.	UnitedHealth Group, Inc.	2 .4
5.	ConocoPhillips	2 .4
6.	Bristol-Myers Squibb Co.	2 .2
7.	Analog Devices, Inc.	2 .2
8.	PNC Financial Services Group, Inc. (The)	2 .2
9.	Medtronic plc	2 .0
10.	Philip Morris International, Inc.	2 .0

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	23.7%
Industrials	14.8
Health Care	14.4
Information Technology	9.5
Consumer Staples	8.6
Consumer Discretionary	8.1
Energy	5.6
Utilities	3.9
Communication Services	3.6
Materials	3.2
Real Estate	2.2
Short-Term Investments	2.4

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Equity Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		32.46%	11.63%	11.64%
Without Sales Charge		39.81	12.84	12.24
CLASS C SHARES	November 4, 1997
With CDSC**		38.19	12.29	11.79
Without CDSC		39.19	12.29	11.79
CLASS I SHARES	July 2, 1987	40.16	13.13	12.52
CLASS R2 SHARES	February 28, 2011	39.47	12.56	11.96
CLASS R3 SHARES	September 9, 2016	39.79	12.85	12.24
CLASS R4 SHARES	September 9, 2016	40.19	13.13	12.52
CLASS R5 SHARES	February 28, 2011	40.41	13.32	12.73
CLASS R6 SHARES	January 31, 2012	40.51	13.43	12.81

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar than those shown because Class R3 Shares currently have the same expenses as Class A Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to February 28, 2011, Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value

Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	29.87%
S&P 500 Index	40.79%
ICE BofAML 3-Month US Treasury Bill Index	0.09%

Net Assets as of 6/30/2021 (In Thousands)	$900,804

INVESTMENT OBJECTIVE**

The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) and outperformed the ICE BofAML 3-Month US Treasury Bill Index for the twelve months ended June 30, 2021. The Fund’s security selection in the financials sector and its underweight position in the utilities sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection and overweight position in the industrials sector and its security selection in the consumer discretionary sector were leading contributors to relative performance.

Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight position in Nvidia Corp. and its overweight positions in Jack Henry & Associates Inc. and Progressive Corp. Shares of Nvidia, a semiconductor maker not held in the Fund, rose amid consecutive quarters of better-than-expected earnings and revenue. Shares of Jack Henry & Associates, a payment processing provider mainly serving the financial services sector, fell after the company reported several quarters of lower-than-expected revenue. Shares of Progressive, a property and casualty insurer, fell amid lower-than-expected earnings and revenue for the first quarter of 2021 as well as a decline in monthly revenue.

Leading individual contributors to relative performance included the Fund’s overweight positions in Target Corp. and Trane Technologies PLC, and its underweight position in Intel Corp. Shares of Target, a discount department store chain, rose following consecutive quarters of better-than-expected growth in earnings and revenue amid a strong rebound in consumer spending during the period. Shares of Trane Technologies, an air conditioning, heating and ventilation company, rose after the company reported better-than-expected earnings and revenue amid strong consumer and commercial demand. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund seeks to generate income through a combination of selling options and investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Premium Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS
1.	Toronto-Dominion Bank (The), ELN, 35.60%, 8/6/2021, (linked to S&P 500 Index)	3.6%
2.	Royal Bank of Canada, ELN, 36.35%, 7/16/2021, (linked to S&P 500 Index)	3.1
3.	BNP Paribas, ELN, 37.87%, 7/23/2021, (linked to S&P 500 Index)	3.0
4.	UBS AG, ELN, 36.40%, 7/30/2021, (linked to S&P 500 Index)	3.0
5.	Citigroup Global Markets Holdings, Inc., ELN, 38.70%, 7/9/2021, (linked to S&P 500 Index)	2.6
6.	Microsoft Corp.	1.6
7.	Intuit, Inc.	1.6
8.	Accenture plc, Class A	1.5
9.	Target Corp.	1.5
10.	Eli Lilly & Co.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Health Care	11.3%
Information Technology	11.2
Industrials	10.6
Consumer Staples	9.9
Financials	9.1
Communication Services	7.5
Consumer Discretionary	7.4
Utilities	6.3
Materials	3.3
Real Estate	2.6
Energy	0.8
Other***	15.3
Short-Term Investments	4.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Equity-Linked Notes that are linked to the S&P 500 Index.
ELN	Equity-Linked Note

8	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge*		22.76%	8.28%
Without Sales Charge		29.57	10.36
CLASS C SHARES	August 31, 2018
With CDSC**		28.03	9.81
Without CDSC		29.03	9.81
CLASS I SHARES	August 31, 2018	29.87	10.61
CLASS R5 SHARES	August 31, 2018	30.06	10.78
CLASS R6 SHARES	August 31, 2018	30.29	10.89

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (8/31/18 to 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on August 31, 2018.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 31, 2018 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Hedged Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	19.66%
S&P 500 Index	40.79%

Net Assets as of 6/30/2021 (In Thousands)	$18,294,923

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the pharmaceutical/medical technology and real estate investment trust sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and telecommunications sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight position in FedEx Corp. and its underweight positions in Walt Disney Co. and J.P. Morgan Chase & Co. Shares of FedEx, a parcel and freight delivery company, underperformed amid investor concerns about global supply chain problems. Shares of Walt Disney, an entertainment and media company, rose amid increased consumer demand for its online streaming service. Shares of J.P. Morgan Chase, a banking and financial services company that the Fund is prohibited from holding, rose amid better-than-expected earnings and general investor demand for financial sector stocks.

Leading individual contributors to relative performance included the Fund’s overweight positions in Applied Materials Inc. and Capital One Financial Corp. and its underweight position in Intel Inc. Shares of Applied Materials, a semiconductor manufacturing equipment provider, rose amid a surge in global demand for semiconductors in 2021. Shares of Capital One Financial, a banking and financial services company, rose amid improvement in its credit card business during the reporting period and general investor demand for financial sector stocks. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	6.5%
2.	Apple, Inc.	5.8
3.	Amazon.com, Inc.	4.4
4.	Alphabet, Inc., Class A	2.5
5.	Facebook, Inc., Class A	2.2
6.	Alphabet, Inc., Class C	2.0
7.	Berkshire Hathaway, Inc., Class B	1.6
8.	S&P 500 Index 9/30/2021 at USD 4,065.00, European Style	1.5
9.	Tesla, Inc.	1.4
10.	Mastercard, Inc., Class A	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	26.4%
Consumer Discretionary	12.6
Health Care	12.6
Financials	11.4
Communication Services	11.0
Industrials	8.5
Consumer Staples	4.9
Energy	2.8
Utilities	2.4
Materials	2.3
Real Estate	1.8
Put Options Purchased	1.6
Short-Term Investments	1.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge*		13.06%	9.56%	7.79%
Without Sales Charge		19.31	10.75	8.56
CLASS C SHARES	December 13, 2013
With CDSC**		17.76	10.21	8.02
Without CDSC		18.76	10.21	8.02
CLASS I SHARES	December 13, 2013	19.66	11.04	8.84
CLASS R5 SHARES	December 13, 2013	19.79	11.21	9.03
CLASS R6 SHARES	December 13, 2013	19.90	11.30	9.10

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (12/13/13 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 13, 2013.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from December 13, 2013 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Hedged Equity 2 Fund

FUND COMMENTARY

FOR THE PERIOD FEBRUARY 26, 2021 (INCEPTION DATE) THROUGH JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.63%
S&P 500 Index	13.30%

Net Assets as of 6/30/2021 (In Thousands)	$1,391,868

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity 2 Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the period from inception on February 26, 2021 to June 30, 2021. The Fund’s security selection in the pharmaceutical/medical technology and utilities sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and media sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Adobe Inc. and its overweight positions in Deere & Co. and Netflix Inc. Shares of Adobe, a software company not held in the Fund, rose after the company reported better-than-expected earnings and revenue for its fiscal second quarter. Shares of Deere, a maker of agricultural and construction equipment, underperformed late in the period after the company warned of pandemic-related constraints on its supply chain. Shares of Netflix, an online entertainment provider, fell amid investor concerns about slowing growth in new subscribers.

Leading individual contributors to relative performance included the Fund’s overweight position in Walt Disney Co. and its underweight positions in J.P. Morgan Chase & Co. and Intel Inc. Shares of Walt Disney, an entertainment and media company, rose amid increased consumer demand for its online streaming service. Shares of J.P. Morgan Chase, a banking and financial services company that the Fund is prohibited from holding, underperformed amid declining interest rates during the period. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	6.3%
2.	Apple, Inc.	5.7
3.	Amazon.com, Inc.	4.3
4.	Alphabet, Inc., Class A	2.4
5.	Facebook, Inc., Class A	2.2
6.	Alphabet, Inc., Class C	2.0
7.	Berkshire Hathaway, Inc., Class B	1.5
8.	Tesla, Inc.	1.4
9.	Mastercard, Inc., Class A	1.3
10.	NVIDIA Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	25.7%
Consumer Discretionary	12.3
Health Care	12.2
Financials	11.0
Communication Services	10.7
Industrials	8.3
Consumer Staples	4.8
Energy	2.7
Utilities	2.3
Materials	2.3
Real Estate	1.7
Put Options Purchased	0.3
Short-Term Investments	5.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge*		6.54%
Without Sales Charge		6.54
CLASS C SHARES	February 26, 2021
With CDSC**		5.36
Without CDSC		6.36
CLASS I SHARES	February 26, 2021	6.63
CLASS R5 SHARES	February 26, 2021	6.66
CLASS R6 SHARES	February 26, 2021	6.75

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (2/26/21 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 26, 2021.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 2 Fund and the S&P 500 Index from February 26, 2021 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Hedged Equity 3 Fund

FUND COMMENTARY

FOR THE PERIOD FEBRUARY 26, 2021 (INCEPTION DATE) THROUGH JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	6.64%
S&P 500 Index	13.30%

Net Assets as of 6/30/2021 (In Thousands)	$566,566

INVESTMENT OBJECTIVE**

The JPMorgan Hedged Equity 3 Fund (the “Fund”) seeks to provide capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the period from inception on February 26, 2021 to June 30, 2021. The Fund’s security selection in the pharmaceutical/medical technology and utilities sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the technology and media sectors was a leading contributor to relative performance.

Leading individual detractors from relative performance included the Fund’s underweight position in Adobe Inc. and its overweight positions in Deere & Co. and Netflix Inc. Shares of Adobe, a software company not held in the Fund, rose after the company reported better-than-expected earnings and revenue for its fiscal second quarter. Shares of Deere, a maker of agricultural and construction equipment, underperformed late in the period after the company warned of pandemic-related constraints on its supply chain. Shares of Netflix, an online entertainment provider, fell amid investor concerns about slowing growth in new subscribers.

Leading individual contributors to relative performance included the Fund’s overweight position in Walt Disney Co. and its underweight positions in J.P. Morgan Chase & Co. and Intel Inc. Shares of Walt Disney, an entertainment and media company, rose amid increased consumer demand for its online streaming service. Shares of J.P. Morgan Chase, a banking and financial services company that the Fund is prohibited from holding, underperformed amid declining interest rates during the period. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021.

HOW WAS THE FUND POSITIONED?

The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The option overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	6.4%
2.	Apple, Inc.	5.8
3.	Amazon.com, Inc.	4.4
4.	Alphabet, Inc., Class A	2.5
5.	Facebook, Inc., Class A	2.2
6.	Alphabet, Inc., Class C	2.0
7.	Berkshire Hathaway, Inc., Class B	1.6
8.	Tesla, Inc.	1.4
9.	Mastercard, Inc., Class A	1.4
10.	NVIDIA Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	26.3%
Consumer Discretionary	12.6
Health Care	12.5
Financials	11.3
Communication Services	10.9
Industrials	8.5
Consumer Staples	4.9
Energy	2.8
Utilities	2.3
Materials	2.3
Real Estate	1.8
Put Options Purchased	0.8
Short-Term Investments	3.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge*		6.50%
Without Sales Charge		6.50
CLASS C SHARES	February 26, 2021
With CDSC**		5.37
Without CDSC		6.37
CLASS I SHARES	February 26, 2021	6.64
CLASS R5 SHARES	February 26, 2021	6.64
CLASS R6 SHARES	February 26, 2021	6.68

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (2/26/21 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 26, 2021.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 3 Fund and the S&P 500 Index from February 26, 2021 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	41.37%
Russell 1000 Growth Index	42.50%

Net Assets as of 6/30/2021 (In Thousands)	$37,416,380

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the health care and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the information technology sector were leading contributors to relative performance.

Leading individual detractors from relative performance included the Fund’s overweight positions in Seagen Inc., Regeneron Pharmaceuticals Inc. and DexCom Inc. Shares of Seagen, a drug development company, fell after the company reported lower-than-expected earnings for the first quarter of 2021. Shares of Regeneron Pharmaceuticals, a drug development company, fell as the U.S. approval of multiple vaccines against COVID-19 reduced demand for alternative therapies for the virus. Shares of DexCom, a medical device manufacturer, fell during the period following a run-up in the stock price in 2020.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc., Snap Inc. and ASML Holdings NV. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was added to the S&P 500 Index. Shares of Snap, an online camera platform and social media provider, rose after the company reported consecutive quarters of better-than-expected earnings and revenue during the period. Shares of ASML Holdings, a semiconductor manufacturing equipment maker, rose on growth in demand amid a global supply shortage of semiconductors.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Alphabet, Inc., Class C	6.0%
2.	Apple, Inc.	5.8
3.	Microsoft Corp.	4.7
4.	Facebook, Inc., Class A	4.5
5.	PayPal Holdings, Inc.	3.4
6.	Amazon.com, Inc.	3.2
7.	Deere & Co.	3.1
8.	Snap, Inc., Class A	2.5
9.	Charles Schwab Corp. (The)	2.1
10.	Morgan Stanley	2.0

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	28.9%
Communication Services	17.3
Consumer Discretionary	13.7
Health Care	10.8
Industrials	9.6
Financials	8.6
Consumer Staples	3.7
Materials	2.3
Short-Term Investments	5.1

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge*		33.60%	26.47%	17.67%
Without Sales Charge		41.00	27.84	18.30
CLASS C SHARES	November 4, 1997
With CDSC**		39.32	27.20	17.83
Without CDSC		40.32	27.20	17.83
CLASS I SHARES	February 28, 1992	41.37	28.13	18.54
CLASS R2 SHARES	November 3, 2008	40.65	27.51	18.01
CLASS R3 SHARES	September 9, 2016	41.01	27.81	18.28
CLASS R4 SHARES	September 9, 2016	41.37	28.12	18.54
CLASS R5 SHARES	April 14, 2009	41.57	28.33	18.75
CLASS R6 SHARES	November 30, 2010	41.70	28.46	18.85

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan Large Cap Value Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	62.22%
Russell 1000 Value Index	43.68%

Net Assets as of 6/30/2021 (In Thousands)	$4,341,470

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection and overweight position in the consumer discretionary sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health care and financials sectors were the smallest contributors and no sectors detracted from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in U.S. Foods Holding Corp., General Motors Co. and ON Semiconductor Corp. Shares of U.S. Foods Holding, a foodservice distributor, rose after the company reported a narrower-than-expected loss for the first quarter of 2021 and amid investor demand for value stocks. Shares of ON Semiconductor, a semiconductor manufacturer, rose amid a surge in global demand for semiconductors in 2021. Shares of General Motors, an automobile manufacturer, rose amid increased demand for cars and trucks in the second half of 2020 and investor expectations for increased government spending on electric vehicle development.

Leading individual detractors from relative performance included the Fund’s overweight positions in FMC Corp. and Carter’s Inc. and its underweight position in Alphabet Inc. Shares of FMC, a diversified chemicals manufacturer, underperformed after the company issued a lower-than-expected earnings forecast for the first quarter and full year 2021. Shares of Carter’s, a maker of children’s apparel, underperformed late in the period following a run-up in the stock price driven by better-than-expected earnings for the first quarter of 2021. Shares of Alphabet, parent company of Google Inc., rose on continued growth in earnings and revenue throughout the period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Wells Fargo & Co.	3.8%
2.	US Foods Holding Corp.	3.6
3.	Bank of America Corp.	3.2
4.	Comcast Corp., Class A	2.7
5.	Lamb Weston Holdings, Inc.	2.7
6.	Cigna Corp.	2.7
7.	Freeport-McMoRan, Inc.	2.5
8.	State Street Corp.	2.4
9.	FMC Corp.	2.3
10.	Boeing Co. (The)	2.3

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	18.0%
Industrials	15.7
Health Care	15.0
Energy	9.9
Materials	9.5
Consumer Discretionary	8.9
Consumer Staples	8.0
Information Technology	5.9
Communication Services	3.3
Real Estate	2.9
Utilities	0.9
Short-Term Investments	2.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge*		53.42%	14.15%	12.17%
Without Sales Charge		61.86	15.38	12.78
CLASS C SHARES	March 22, 1999
With CDSC**		60.04	14.79	12.32
Without CDSC		61.04	14.79	12.32
CLASS I SHARES	March 1, 1991	62.22	15.64	13.00
CLASS R2 SHARES	November 3, 2008	61.40	15.07	12.48
CLASS R3 SHARES	October 1, 2018	61.83	15.38	12.78
CLASS R4 SHARES	October 1, 2018	62.16	15.63	12.99
CLASS R5 SHARES	May 15, 2006	62.47	15.81	13.20
CLASS R6 SHARES	November 30, 2010	62.68	15.92	13.28

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000 Value Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	46.80%
Russell 1000 Value Index	43.68%

Net Assets as of 6/30/2021 (In Thousands)	$276,279

INVESTMENT OBJECTIVE**

The JPMorgan Applied Data Science Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the information technology and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the consumer staples and real estate sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Lam Research Corp. and its overweight positions in Discovery Inc. and Alphabet Inc. Shares of Lam Research, a semiconductor manufacturing equipment provider, rose amid a surge in global demand for semiconductors in 2021. Shares of Discovery, an entertainment and media company, rose through most of the period before dropping sharply in March 2021 following the collapse of Archegos Capital Management, which held large leveraged positions in Discovery shares. Shares of Alphabet, parent company of Google Inc., rose on continued growth in earnings and revenue throughout the period.

Leading individual detractors from relative performance included the Fund’s overweight positions in Verizon Communications Inc., Electronic Arts Inc. and eBay Inc. Shares of Verizon Communications, a wireless telecommunications provider, underperformed amid increased competition for market share, particularly in 5G services, following T-Mobile US Inc.’s merger with Sprint Corp. in 2020. Shares of Electronic Arts, a publisher of video games and other digital content, underperformed amid low growth in the company’s mobile games business and lower-than-expected earnings for the first quarter of 2021. Shares of eBay, a provider of online marketplaces, underperformed after the company lowered its earnings forecast in April 2021.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a behavioral finance investment process that seeks to capitalize on market inefficiencies. The Fund’s portfolio managers sought companies that they believed had attractive valuations, high quality characteristics and strong momentum. The Fund’s positioning was a result of that process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Bank of America Corp.	2.9%
2.	Verizon Communications, Inc.	2.5
3.	Medtronic plc	2.3
4.	Citigroup, Inc.	2.1
5.	Anthem, Inc.	1.9
6.	Eaton Corp. plc	1.9
7.	Bristol-Myers Squibb Co.	1.9
8.	Alphabet, Inc., Class C	1.8
9.	Lam Research Corp.	1.6
10.	Trane Technologies plc	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	19.0%
Industrials	13.5
Health Care	13.2
Communication Services	9.6
Consumer Discretionary	8.5
Information Technology	8.4
Consumer Staples	6.3
Energy	5.7
Materials	4.9
Utilities	4.2
Real Estate	3.4
Short-Term Investments	3.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

20	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		38.78%	11.32%	10.33%
Without Sales Charge		46.45	12.53	10.93
CLASS C SHARES	February 19, 2005
With CDSC**		44.71	11.97	10.49
Without CDSC		45.71	11.97	10.49
CLASS I SHARES	February 28, 2003	46.80	12.77	11.14
CLASS R2 SHARES	November 3, 2008	46.05	12.22	10.64
CLASS R5 SHARES	May 15, 2006	46.96	12.95	11.34
CLASS R6 SHARES	November 30, 2010	47.17	13.05	11.41

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Applied Data Science Value Fund and the Russell 1000 Value Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan U.S. Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares)*	41.81%
S&P 500 Index	40.79%

Net Assets as of 6/30/2021 (In Thousands)	$19,843,651

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class L Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s overweight position and security selection in the semiconductors & hardware sector and its security selection in the auto & transportation sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical sector and its underweight position and security selection in the consumer cyclical sector were leading detractors from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Tesla Inc. and NXP Semiconductors NV. and its out-of-Benchmark position in Taiwan Semiconductor Manufacturing Co. Shares of Tesla, a producer of electric vehicles and energy storage systems, rose after the company was added to the S&P 500 Index. Shares of NXP Semiconductors and Taiwan Semiconductor Manufacturing, both semiconductor makers, rose amid a surge in global demand for semiconductors in 2021.

Leading individual detractors from relative performance included the Fund’s overweight positions in Leidos Holdings Inc. and Northrop Grumman Corp., and its underweight position in Nvidia Corp. Shares of Leidos Holdings, a provider of engineering and technology to the aerospace and defense sectors, fell after the company reported lower-than-expected revenue for the fourth quarter of 2020. Shares of Northrop Grumman, an aerospace and defense manufacturer, underperformed amid investor expectations that the defense sector would be unlikely to immediately benefit from the re-opening of the U.S. economy in 2021. Shares of Nvidia, a semiconductor maker not held in the fund, rose amid consecutive quarters of better-than-expected earnings and revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	7.1%
2.	Alphabet, Inc., Class A	7.0
3.	Apple, Inc.	5.6
4.	Amazon.com, Inc.	5.4
5.	Mastercard, Inc., Class A	4.4
6.	Eaton Corp. plc	3.2
7.	Norfolk Southern Corp.	3.1
8.	Analog Devices, Inc.	3.1
9.	Prologis, Inc.	2.8
10.	Coca-Cola Co. (The)	2.8

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	27.1%
Consumer Discretionary	15.6
Financials	12.3
Health Care	11.4
Industrials	10.2
Communication Services	9.1
Utilities	4.1
Materials	3.0
Real Estate	2.8
Consumer Staples	2.8
Energy	0.3
Short-Term Investments	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge*		33.76%	17.42%	14.29%
Without Sales Charge		41.18	18.68	14.90
CLASS C SHARES	September 10, 2001
With CDSC**		39.52	18.09	14.44
Without CDSC		40.52	18.09	14.44
CLASS I SHARES	September 10, 2001	41.64	18.96	15.14
CLASS L SHARES	September 17, 1993	41.81	19.13	15.31
CLASS R2 SHARES	November 3, 2008	40.92	18.39	14.61
CLASS R3 SHARES	September 9, 2016	41.30	18.67	14.90
CLASS R4 SHARES	September 9, 2016	41.58	18.95	15.14
CLASS R5 SHARES	May 15, 2006	41.79	19.16	15.34
CLASS R6 SHARES	November 30, 2010	41.98	19.27	15.43

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.

The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class L Shares have a $3,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	40.38%
Russell 1000 Growth Index	42.50%

Net Assets as of 6/30/2021 (In Thousands)	$1,307,588

INVESTMENT OBJECTIVE**

The JPMorgan U.S. GARP Equity Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the health care and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and materials sectors was a leading contributor to relative performance.

Leading individual detractors from the Fund’s relative performance included the Fund’s overweight positions in Mastercard Inc., Sprouts Farmers Market Inc. and VMware Inc. Shares of Mastercard, a credit card and payments company, underperformed amid investor concerns that the ongoing pandemic would limit consumer spending on travel in 2021. Shares of Sprouts Farmers Market, a supermarket chain, fell after the company reported several quarters of lower-than-expected revenue during the period. Shares of VMware, a provider of cloud-based software, underperformed following a run-up in the stock price early in the period.

Leading individual contributors to relative performance included the Fund’s overweight positions in Applied Materials Inc., Lam Research Inc. and Dell Technologies Inc. Shares of Applied Materials and Lam Research, both semiconductor manufacturing equipment providers, rose amid a surge in global demand for semiconductors in 2021. Shares of Dell Technologies, a provider of computers, software and services, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2021.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a behavioral finance investment process that sought to capitalize on market inefficiencies. The Fund’s managers sought growth companies that they believed had attractive relative valuations, high quality characteristics and strong momentum.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	9.6%
2.	Apple, Inc.	8.7
3.	Amazon.com, Inc.	6.3
4.	Facebook, Inc., Class A	5.0
5.	Mastercard, Inc., Class A	3.2
6.	Adobe, Inc.	2.8
7.	Alphabet, Inc., Class C	2.6
8.	Alphabet, Inc., Class A	2.6
9.	Tesla, Inc.	2.3
10.	Intuit, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	42.8%
Consumer Discretionary	16.9
Communication Services	12.5
Health Care	10.5
Industrials	6.5
Consumer Staples	4.2
Real Estate	1.5
Financials	1.4
Others (each less than 1.0%)	1.0
Short-Term Investments	2.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		32.69%	19.33%	15.17%
Without Sales Charge		40.03	20.62	15.79
CLASS C SHARES	February 19, 2005
With CDSC**		38.34	20.03	15.33
Without CDSC		39.34	20.03	15.33
CLASS I SHARES	February 28, 2003	40.38	20.93	16.08
CLASS R2 SHARES	November 3, 2008	39.68	20.32	15.50
CLASS R5 SHARES	May 15, 2006	40.59	21.12	16.29
CLASS R6 SHARES	November 02, 2015	40.73	21.23	16.35

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. GARP Equity Fund and the Russell 1000 Growth Index, from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	42.65%
S&P 500 Index	40.79%

Net Assets as of 6/30/2021 (In Thousands)	$2,651,246

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the semiconductors & hardware sector and its security selection and underweight position in the consumer stable sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the retail and industrial cyclical sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s short positions in Cisco Systems Inc. and Intel Corp., and long position in Diamondback Energy Inc. Shares of Cisco Systems, a provider of networking products and services, fell after pandemic-related supply chain problems led to decreased revenue in 2020. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021. Shares of Diamondback Energy, an oil and gas extraction company, rose amid a strong rebound in energy prices in the first half of 2021.

Leading individual detractors from relative performance included the Fund’s short positions in AMC Entertainment Holdings Inc. and General Electric Co., and its long position in Leidos Holdings Inc. Shares of AMC Entertainment Holdings, an owner/operator of movie theaters that was not held in the Benchmark, rose sharply in the first half of 2021, driven by users of Internet forums in response to large short positions in the stock. Shares of General Electric, a technology and financial services conglomerate, rose amid investor expectations for a rebound in air travel and demand for jet engines. Shares of Leidos Holdings, a provider of engineering and technology to the aerospace and defense sectors, fell after the company reported lower-than-expected revenue for the fourth quarter of 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 125% to 25%.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

26	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	5.6%
2.	Amazon.com, Inc.	4.4
3.	Apple, Inc.	3.7
4.	Alphabet, Inc., Class A	3.2
5.	Facebook, Inc., Class A	2.6
6.	Mastercard, Inc., Class A	2.4
7.	NXP Semiconductors NV (China)	2.0
8.	Analog Devices, Inc.	1.8
9.	Norfolk Southern Corp.	1.5
10.	Wells Fargo & Co.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Take-Two Interactive Software, Inc.	2.6%
2.	3M Co.	2.2
3.	Clorox Co. (The)	2.2
4.	Kroger Co. (The)	2.2
5.	QUALCOMM, Inc.	2.1
6.	Exxon Mobil Corp.	1.9
7.	Intel Corp.	1.9
8.	Omnicom Group, Inc.	1.8
9.	Iron Mountain, Inc.	1.7
10.	Consolidated Edison, Inc.	1.7

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	25.4%
Industrials	12.5
Consumer Discretionary	12.4
Health Care	12.0
Communication Services	11.1
Financials	8.8
Energy	4.2
Consumer Staples	4.0
Materials	3.9
Real Estate	2.7
Utilities	2.6
Short-Term Investments	0.4

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Industrials	16.7%
Communication Services	15.1
Information Technology	14.1
Consumer Staples	10.9
Energy	8.3
Financials	7.8
Health Care	7.3
Real Estate	6.6
Utilities	5.9
Materials	4.7
Consumer Discretionary	2.6

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge*		34.84%	17.23%	13.90%
Without Sales Charge		42.30	18.50	14.52
CLASS C SHARES	November 1, 2005
With CDSC**		40.55	17.91	14.07
Without CDSC		41.55	17.91	14.07
CLASS I SHARES	November 1, 2005	42.65	18.80	14.81
CLASS R2 SHARES	November 3, 2008	41.77	18.12	14.19
CLASS R5 SHARES	May 15, 2006	42.70	18.90	14.97
CLASS R6 SHARES	November 1, 2017	42.86	18.99	15.02

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if appli-

cable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

28	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	42.92%
S&P 500 Index	40.79%

Net Assets as of 6/30/2021 (In Thousands)	$5,052,042

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Benchmark for the twelve months ended June 30, 2021. The Fund’s security selection in the technology and telecommunications sectors was a leading contributor to performance relative to the Benchmark. The Fund’s security selection in the pharmaceutical/medical and real estate investment trusts sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s overweight positions in Applied Materials Inc. and Capital One Financial Corp., and its underweight position in Intel Corp. Shares of Applied Materials, a semiconductor manufacturing equipment provider, rose amid a surge in global demand for semiconductors in 2021. Shares of Capital One Financial, a banking and financial services company, rose amid improvement in its credit card business during the reporting period and general investor demand for financial sector stocks. Shares of Intel, a semiconductor manufacturer, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021.

Leading individual detractors from relative performance included the Fund’s overweight position in FedEx Corp. and its underweight positions in Walt Disney Co. and J.P. Morgan Chase & Co. Shares of FedEx, a parcel and freight delivery company, underperformed amid investor concerns about global supply chain problems. Shares of Walt Disney, an entertainment and media company, rose amid increased consumer demand for its online streaming service. Shares of J.P. Morgan Chase, a banking and financial services company that the Fund is prohibited from holding, rose amid better-than-expected earnings and general investor demand for financial sector stocks as the economic rebound began in 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	6.6%
2.	Apple, Inc.	5.9
3.	Amazon.com, Inc.	4.5
4.	Alphabet, Inc., Class A	2.6
5.	Facebook, Inc., Class A	2.3
6.	Alphabet, Inc., Class C	2.1
7.	Berkshire Hathaway, Inc., Class B	1.6
8.	Tesla, Inc.	1.4
9.	Mastercard, Inc., Class A	1.4
10.	NVIDIA Corp.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	27.0%
Consumer Discretionary	12.9
Health Care	12.8
Financials	11.6
Communication Services	11.3
Industrials	8.7
Consumer Staples	5.0
Energy	2.8
Utilities	2.4
Materials	2.4
Real Estate	1.8
Short-Term Investments	1.3

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan U.S. Research Enhanced Equity Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge*		35.08%	16.62%	13.77%
Without Sales Charge		42.55	17.88	14.39
CLASS I SHARES	September 10, 2001	42.92	18.18	14.68
CLASS R6 SHARES	March 24, 2003	43.09	18.31	14.89

*	Sales Charge for Class A Shares is 5.25%.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

30	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	40.99%
S&P 500 Index	40.79%

Net Assets as of 6/30/2021 (In Thousands)	$115,550

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Sustainable Leaders Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s security selection in the industrials and consumer discretionary sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the communication services and financials sectors was a leading detractor relative performance.

Leading individual contributors to performance relative to the Benchmark included the Fund’s overweight positions in Lam Research Corp., Aptiv PLC and Applied Materials Corp. Shares of Lam Research and Applied Materials, both semiconductor manufacturing equipment providers, rose amid a surge in global demand for semiconductors in 2021. Shares of Aptiv, an automotive components manufacturer based in Ireland, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2021.

Leading individual detractors from performance relative to the Benchmark included the Fund’s overweight positions in Verizon Communications and Electronic Arts Inc., and its underweight position in Alphabet Inc. Shares of Verizon Communications, a wireless telecommunications provider, underperformed amid increased competition for market share, particularly in 5G services, following T-Mobile US Inc.’s merger with Sprint Corp. in 2020. Shares of Electronic Arts, a publisher of video games and other digital content, underperformed amid low growth in the company’s mobile games business and lower-than-expected earnings for the first quarter of 2021. Shares of Alphabet, parent company of Google Inc., rose on continued growth in earnings and revenue throughout the period.

HOW WAS THE FUND POSITIONED?

During the period, the Fund employed a proprietary scoring methodology to invest in companies that the Fund’s portfolio managers believed have attractive environmental, social and governance characteristics and potential for long-term capital appreciation. The Fund’s positioning during the period was a result of that process.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	Microsoft Corp.	8.0%
2.	Apple, Inc.	4.3
3.	Walt Disney Co. (The)	3.5
4.	Mastercard, Inc., Class A	3.4
5.	Bank of America Corp.	2.9
6.	Home Depot, Inc. (The)	2.8
7.	Intuit, Inc.	2.7
8.	Trane Technologies plc	2.5
9.	Eaton Corp. plc	2.4
10.	Citigroup, Inc.	2.4

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Information Technology	31.8%
Health Care	14.3
Financials	12.8
Industrials	10.0
Consumer Discretionary	9.3
Communication Services	6.5
Real Estate	4.9
Consumer Staples	3.5
Utilities	1.6
Materials	1.3
Short-Term Investments	4.0

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge*		33.26%	16.52%	13.82%
Without Sales Charge		40.64	17.79	14.43
CLASS C SHARES	February 19, 2005
With CDSC**		38.94	17.20	13.98
Without CDSC		39.94	17.20	13.98
CLASS I SHARES	February 28, 2003	40.99	18.08	14.72
CLASS R6 SHARES	September 30, 2020	41.02	18.09	14.72

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Sustainable Leaders Fund and the S&P 500 Index from June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

32	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	44.88%
Russell 1000 Value Index	43.68%

Net Assets as of 6/30/2021 (In Thousands)	$1,706,985

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Value Fund (the “Fund”) seeks to provide capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2021. The Fund’s overweight position and security selection in the financials sector and its security selection in the information technology sector were leading contributors to performance relative to the Benchmark, while the Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from relative performance.

Leading individual contributors to relative performance included the Fund’s underweight positions in Intel Corp. and AT&T Inc. and its overweight position in Wells Fargo & Co. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell as competitive pressure reduced sales in the data center business and the company issued a lower-than-expected forecast for the second quarter of 2021. Shares of AT&T, a telecommunications and entertainment provider not held in the Fund, fell amid investor concerns that the company’s sale of its WarnerMedia unit would reduce AT&T’s quarterly dividends. Shares of Wells Fargo & Co., a banking and financial services company, rose after the company reported better-than-expected earnings for the first quarter of 2021.

Leading individual detractors from relative performance included the Fund’s overweight positions in AutoZone Inc. Northrop Grumman Corp. and Home Depot Inc. Shares of AutoZone, an automotive parts retailer, fell after the company reported lower-than-expected sales for its fiscal first quarter. Shares of Northrop Grumman, an aerospace and defense manufacturer, underperformed amid investor expectations that the defense sector would be unlikely to immediately benefit from the re-opening of the U.S. economy in 2021. Shares of Home Depot, a home improvement retail chain, fell after a significant run-up in the share price in 2020.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO AS OF JUNE 30, 2021		PERCENT OF TOTAL INVESTMENTS

1.	BlackRock, Inc.	2.5%
2.	Wells Fargo & Co.	2.5
3.	Citigroup, Inc.	2.1
4.	Bank of America Corp.	2.1
5.	ConocoPhillips	2.1
6.	Bristol-Myers Squibb Co.	2.0
7.	Comcast Corp., Class A	1.9
8.	Morgan Stanley	1.9
9.	UnitedHealth Group, Inc.	1.9
10.	Berkshire Hathaway, Inc., Class B	1.9

PORTFOLIO COMPOSITION BY SECTOR AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS

Financials	28.1%
Health Care	14.4
Industrials	13.2
Consumer Discretionary	9.8
Information Technology	8.7
Energy	5.3
Communication Services	5.1
Materials	4.6
Consumer Staples	4.5
Utilities	3.0
Real Estate	1.1
Short-Term Investments	2.2

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge*		37.27%	12.61%	12.18%
Without Sales Charge		44.88	13.83	12.79
CLASS C SHARES	January 2, 1998
With CDSC**		43.13	13.26	12.34
Without CDSC		44.13	13.26	12.34
CLASS I SHARES	January 25, 1996	45.22	14.12	13.08
CLASS R2 SHARES	November 2, 2015	44.51	13.55	12.63
CLASS R3 SHARES	July 31, 2017	44.89	13.84	12.79
CLASS R4 SHARES	July 31, 2017	45.26	14.12	13.08
CLASS R5 SHARES	November 2, 2015	45.47	14.31	13.19
CLASS R6 SHARES	November 2, 2015	45.60	14.40	13.24

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (6/30/11 TO 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.

Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.

Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Value Fund and the Russell 1000 Value Index from

June 30, 2011 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

34	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.4%

Banks — 3.0%

Bank of America Corp.	97	3,979

Biotechnology — 4.5%

AbbVie, Inc.	34	3,799

Regeneron Pharmaceuticals, Inc. *	4	2,167

		5,966

Capital Markets — 2.1%

Charles Schwab Corp. (The)	38	2,732

Construction Materials — 1.3%

Martin Marietta Materials, Inc.	5	1,650

Consumer Finance — 3.1%

Capital One Financial Corp.	26	4,023

Containers & Packaging — 2.5%

Packaging Corp. of America	24	3,280

Diversified Financial Services — 3.5%

Berkshire Hathaway, Inc., Class B *	17	4,615

Electric Utilities — 2.8%

Xcel Energy, Inc.	57	3,753

Electronic Equipment, Instruments & Components — 1.7%

Zebra Technologies Corp., Class A *	4	2,270

Equity Real Estate Investment Trusts (REITs) — 4.6%

Public Storage	8	2,435

Weyerhaeuser Co.	107	3,688

		6,123

Health Care Equipment & Supplies — 3.5%

Dexcom, Inc. *	5	2,318

Intuitive Surgical, Inc. *	2	2,258

		4,576

Health Care Providers & Services — 2.6%

UnitedHealth Group, Inc.	9	3,457

Hotels, Restaurants & Leisure — 1.9%

Booking Holdings, Inc. *	1	2,514

Household Products — 2.8%

Procter & Gamble Co. (The)	27	3,651

Insurance — 3.4%

Loews Corp.	82	4,481

Interactive Media & Services — 7.1%

Alphabet, Inc., Class C *	2	6,157

Facebook, Inc., Class A *	10	3,379

		9,536

INVESTMENTS	SHARES (000)	VALUE ($000)

Internet & Direct Marketing Retail — 3.8%

Amazon.com, Inc. *	1	5,016

IT Services — 6.5%

Global Payments, Inc.	10	1,937

Mastercard, Inc., Class A	10	3,782

PayPal Holdings, Inc. *	10	2,899

		8,618

Machinery — 3.6%

Deere & Co.	7	2,431

Stanley Black & Decker, Inc.	11	2,269

		4,700

Media — 3.6%

Charter Communications, Inc., Class A *	4	3,056

Discovery, Inc., Class C *	59	1,701

		4,757

Metals & Mining — 1.3%

Freeport-McMoRan, Inc.	45	1,662

Oil, Gas & Consumable Fuels — 3.5%

ConocoPhillips	43	2,601

Kinder Morgan, Inc.	107	1,953

		4,554

Pharmaceuticals — 2.1%

Bristol-Myers Squibb Co.	42	2,802

Semiconductors & Semiconductor Equipment — 4.8%

Advanced Micro Devices, Inc. *	22	2,086

Lam Research Corp.	3	2,206

QUALCOMM, Inc.	15	2,085

		6,377

Software — 5.5%

Microsoft Corp.	27	7,304

Specialty Retail — 5.2%

AutoZone, Inc. *	3	5,053

Gap, Inc. (The)	52	1,744

		6,797

Technology Hardware, Storage & Peripherals — 4.8%

Apple, Inc.	46	6,324

Wireless Telecommunication Services — 2.3%

T-Mobile US, Inc. *	21	2,990

Total Common Stocks (Cost $82,263)		128,507

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan Equity Focus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.7%

Investment Companies — 2.7%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $3,582)	3,580	3,582

Total Investments — 100.1% (Cost $85,845)		132,089
Liabilities in Excess of Other Assets — (0.1)%		(195)

NET ASSETS — 100.0%		131,894

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%

Aerospace & Defense — 4.3%

General Dynamics Corp.	3,339	628,512

Northrop Grumman Corp.	1,394	506,659

Raytheon Technologies Corp.	10,291	877,899

		2,013,070

Air Freight & Logistics — 1.1%

United Parcel Service, Inc., Class B	2,378	494,551

Banks — 7.8%

Bank of America Corp.	26,897	1,108,981

Citigroup, Inc.	8,711	616,311

PNC Financial Services Group, Inc. (The)	5,257	1,002,900

Truist Financial Corp.	7,848	435,549

US Bancorp	8,352	475,841

		3,639,582

Beverages — 1.8%

Coca-Cola Co. (The)	7,089	383,566

PepsiCo, Inc.	3,160	468,269

		851,835

Biotechnology — 0.6%

Amgen, Inc.	1,097	267,469

Building Products — 0.4%

Trane Technologies plc	1,067	196,507

Capital Markets — 9.1%

BlackRock, Inc.	1,297	1,134,845

Charles Schwab Corp. (The)	7,571	551,263

CME Group, Inc.	4,345	924,174

Morgan Stanley	9,576	878,008

Northern Trust Corp.	1,877	217,059

T. Rowe Price Group, Inc.	2,409	476,987

		4,182,336

Chemicals — 3.2%

Air Products and Chemicals, Inc.	2,422	696,654

PPG Industries, Inc.	4,512	765,985

		1,462,639

Commercial Services & Supplies — 0.8%

Republic Services, Inc.	3,242	356,669

Consumer Finance — 2.7%

American Express Co.	4,766	787,467

Capital One Financial Corp.	2,888	446,683

		1,234,150

Diversified Telecommunication Services — 1.0%

Verizon Communications, Inc.	7,873	441,106

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 2.7%

Entergy Corp.	1,020	101,659

NextEra Energy, Inc.	9,410	689,587

Xcel Energy, Inc.	6,946	457,594

		1,248,840

Electrical Equipment — 1.7%

Eaton Corp. plc	5,204	771,078

Electronic Equipment, Instruments & Components — 0.2%

Corning, Inc.	2,324	95,043

Equity Real Estate Investment Trusts (REITs) — 2.2%

Alexandria Real Estate Equities, Inc.	768	139,742

AvalonBay Communities, Inc.	1,158	241,657

Boston Properties, Inc.	1,052	120,602

Prologis, Inc.	2,080	248,582

Realty Income Corp.	975	65,104

Ventas, Inc.	3,037	173,413

Vornado Realty Trust	1,029	48,041

		1,037,141

Food & Staples Retailing — 2.7%

Sysco Corp.	8,670	674,069

Walmart, Inc.	4,168	587,744

		1,261,813

Food Products — 1.2%

Mondelez International, Inc., Class A	8,853	552,805

Health Care Equipment & Supplies — 3.3%

Abbott Laboratories	1,119	129,714

Becton Dickinson and Co.	1,960	476,709

Medtronic plc	7,582	941,173

		1,547,596

Health Care Providers & Services — 4.3%

AmerisourceBergen Corp.	2,833	324,347

CVS Health Corp.	6,517	543,742

UnitedHealth Group, Inc.	2,762	1,106,187

		1,974,276

Hotels, Restaurants & Leisure — 1.8%

McDonald’s Corp.	2,483	573,663

Starbucks Corp.	2,546	284,629

		858,292

Household Products — 0.8%

Procter & Gamble Co. (The)	2,749	370,929

Insurance — 4.2%

Arthur J Gallagher & Co.	2,439	341,671

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — continued

Chubb Ltd.	2,728	433,510

Hartford Financial Services Group, Inc. (The)	5,655	350,466

Marsh & McLennan Cos., Inc.	1,103	155,188

MetLife, Inc.	6,268	375,113

Progressive Corp. (The)	3,048	299,296

		1,955,244

IT Services — 2.7%

Accenture plc, Class A	965	284,508

Fidelity National Information Services, Inc.	4,299	609,024

International Business Machines Corp.	2,566	376,083

		1,269,615

Leisure Products — 0.6%

Hasbro, Inc.	3,161	298,734

Machinery — 5.0%

Deere & Co.	1,488	524,939

Dover Corp.	5,765	868,234

Parker-Hannifin Corp.	2,081	639,201

Stanley Black & Decker, Inc.	1,404	287,863

		2,320,237

Media — 2.6%

Comcast Corp., Class A	21,181	1,207,748

Multi-Utilities — 1.2%

CMS Energy Corp.	5,244	309,842

Public Service Enterprise Group, Inc.	3,876	231,529

		541,371

Oil, Gas & Consumable Fuels — 5.6%

Chevron Corp.	6,436	674,062

ConocoPhillips	17,878	1,088,792

EOG Resources, Inc.	7,851	655,102

Valero Energy Corp.	2,150	167,835

		2,585,791

Pharmaceuticals — 6.2%

Bristol-Myers Squibb Co.	15,275	1,020,664

Eli Lilly & Co.	2,413	553,909

Johnson & Johnson	5,362	883,269

Merck & Co., Inc.	2,392	186,000

Organon & Co. *	239	7,237

Pfizer, Inc.	6,146	240,686

		2,891,765

INVESTMENTS	SHARES (000)	VALUE ($000)

Road & Rail — 1.5%

Norfolk Southern Corp.	2,671	708,832

Semiconductors & Semiconductor Equipment — 4.3%

Analog Devices, Inc.	5,849	1,006,926

Intel Corp.	1,360	76,333

Texas Instruments, Inc.	4,731	909,781

		1,993,040

Software — 1.5%

Microsoft Corp.	2,526	684,241

Specialty Retail — 4.8%

Advance Auto Parts, Inc.	1,017	208,705

Best Buy Co., Inc.	3,753	431,523

Gap, Inc. (The)	7,057	237,468

Home Depot, Inc. (The)	2,502	797,788

TJX Cos., Inc. (The)	8,348	562,818

		2,238,302

Technology Hardware, Storage & Peripherals — 0.8%

Apple, Inc.	1,315	180,040

Seagate Technology Holdings plc (Ireland)	2,255	198,306

		378,346

Textiles, Apparel & Luxury Goods — 0.8%

VF Corp.	4,649	381,433

Tobacco — 2.0%

Philip Morris International, Inc.	9,433	934,877

Total Common Stocks (Cost $30,618,832)		45,247,303

Short-Term Investments — 2.4%

Investment Companies — 2.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $1,108,296)	1,107,879	1,108,433

Total Investments — 99.9% (Cost $31,727,128)		46,355,736
Other Assets Less Liabilities — 0.1%		49,921

NET ASSETS — 100.0%		46,405,657

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 82.3%

Aerospace & Defense — 0.4%

Northrop Grumman Corp.	10	3,618

Air Freight & Logistics — 1.4%

United Parcel Service, Inc., Class B	61	12,647

Banks — 1.5%

Regions Financial Corp.	80	1,622

Truist Financial Corp.	30	1,657

US Bancorp	112	6,384

Wells Fargo & Co.	86	3,913

		13,576

Beverages — 2.5%

Coca-Cola Co. (The)	205	11,080

PepsiCo, Inc.	75	11,163

		22,243

Biotechnology — 2.7%

AbbVie, Inc.	101	11,428

Biogen, Inc. *	4	1,495

Regeneron Pharmaceuticals, Inc. *	9	5,138

Vertex Pharmaceuticals, Inc. *	31	6,335

		24,396

Building Products — 1.4%

Trane Technologies plc	69	12,616

Capital Markets — 2.5%

Intercontinental Exchange, Inc.	94	11,109

S&P Global, Inc.	27	11,016

		22,125

Chemicals — 3.0%

Corteva, Inc.	118	5,240

Eastman Chemical Co.	30	3,458

Linde plc (United Kingdom)	20	5,788

PPG Industries, Inc.	72	12,282

		26,768

Containers & Packaging — 0.4%

Avery Dennison Corp.	17	3,524

Diversified Financial Services — 1.3%

Berkshire Hathaway, Inc., Class B *	42	11,576

Diversified Telecommunication Services — 0.9%

Verizon Communications, Inc.	144	8,079

Electric Utilities — 4.1%

Duke Energy Corp.	107	10,569

Evergy, Inc.	86	5,215

NextEra Energy, Inc.	145	10,615

INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — continued

Xcel Energy, Inc.	166	10,928

		37,327

Electrical Equipment — 1.2%

Eaton Corp. plc	74	11,034

Electronic Equipment, Instruments & Components — 0.4%

Amphenol Corp., Class A	54	3,726

Entertainment — 0.8%

Netflix, Inc. *	13	6,969

Equity Real Estate Investment Trusts (REITs) — 2.7%

Equinix, Inc.	8	6,321

Prologis, Inc.	64	7,605

Public Storage	19	5,862

Sun Communities, Inc.	28	4,752

		24,540

Food & Staples Retailing — 1.8%

Costco Wholesale Corp.	31	12,155

Walmart, Inc.	29	4,048

		16,203

Food Products — 2.5%

Hershey Co. (The)	64	11,140

Mondelez International, Inc., Class A	179	11,174

		22,314

Health Care Equipment & Supplies — 1.0%

Boston Scientific Corp. *	60	2,584

Medtronic plc	49	6,133

		8,717

Health Care Providers & Services — 1.6%

Anthem, Inc.	10	3,706

UnitedHealth Group, Inc.	27	10,618

		14,324

Household Products — 2.3%

Kimberly-Clark Corp.	75	9,993

Procter & Gamble Co. (The)	82	11,079

		21,072

Insurance — 4.1%

Arthur J Gallagher & Co.	84	11,764

Chubb Ltd.	58	9,159

Hartford Financial Services Group, Inc. (The)	22	1,372

Progressive Corp. (The)	114	11,174

Travelers Cos., Inc. (The)	23	3,402

		36,871

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan Equity Premium Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Interactive Media & Services — 2.4%

Alphabet, Inc., Class A *	5	13,057

Facebook, Inc., Class A *	25	8,766

		21,823

Internet & Direct Marketing Retail — 1.4%

Amazon.com, Inc. *	4	12,959

IT Services — 4.4%

Accenture plc, Class A	48	14,124

Automatic Data Processing, Inc.	28	5,471

Mastercard, Inc., Class A	25	9,064

Visa, Inc., Class A	48	11,264

		39,923

Life Sciences Tools & Services — 1.2%

Thermo Fisher Scientific, Inc.	22	11,245

Machinery — 2.5%

Deere & Co.	33	11,789

Stanley Black & Decker, Inc.	54	11,129

		22,918

Media — 2.4%

Charter Communications, Inc., Class A *	14	9,989

Comcast Corp., Class A	197	11,246

		21,235

Multiline Retail — 2.7%

Dollar General Corp.	50	10,926

Target Corp.	57	13,838

		24,764

Multi-Utilities — 2.3%

CMS Energy Corp.	173	10,227

Sempra Energy	51	6,745

WEC Energy Group, Inc.	45	3,995

		20,967

Oil, Gas & Consumable Fuels — 0.8%

TC Energy Corp. (Canada)	147	7,286

Personal Products — 0.1%

Estee Lauder Cos., Inc. (The), Class A	4	1,165

Pharmaceuticals — 5.2%

Bristol-Myers Squibb Co.	170	11,339

Eli Lilly & Co.	58	13,366

Johnson & Johnson	64	10,567

Merck & Co., Inc.	137	10,690

		45,962

INVESTMENTS	SHARES (000)	VALUE ($000)

Professional Services — 1.4%

Booz Allen Hamilton Holding Corp.	86	7,319

Leidos Holdings, Inc.	48	4,853

		12,172

Road & Rail — 2.3%

Norfolk Southern Corp.	25	6,717

Old Dominion Freight Line, Inc.	47	11,995

Union Pacific Corp.	11	2,330

		21,042

Semiconductors & Semiconductor Equipment — 1.5%

Analog Devices, Inc.	32	5,558

Texas Instruments, Inc.	40	7,640

		13,198

Software — 4.0%

Adobe, Inc. *	6	3,536

Intuit, Inc.	29	14,455

Microsoft Corp.	54	14,495

Oracle Corp.	47	3,668

		36,154

Specialty Retail — 2.2%

Lowe’s Cos., Inc.	59	11,380

O’Reilly Automotive, Inc. *	8	4,655

TJX Cos., Inc. (The)	62	4,201

		20,236

Technology Hardware, Storage & Peripherals — 1.2%

Apple, Inc.	54	7,339

Seagate Technology Holdings plc (Ireland)	42	3,695

		11,034

Textiles, Apparel & Luxury Goods — 1.2%

NIKE, Inc., Class B	69	10,736

Tobacco — 1.0%

Altria Group, Inc.	81	3,843

Philip Morris International, Inc.	48	4,744

		8,587

Trading Companies & Distributors — 0.3%

WW Grainger, Inc.	6	2,534

Wireless Telecommunication Services — 1.3%

T-Mobile US, Inc. *	79	11,436

Total Common Stocks (Cost $671,082)		741,641

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Equity-Linked Notes — 15.8%

BNP Paribas, ELN, 37.87%, 7/23/2021, (linked to S&P 500 Index) (a)	7	27,785

Citigroup Global Markets Holdings, Inc., ELN, 38.70%, 7/9/2021, (linked to S&P 500 Index) (a)	6	24,013

Royal Bank of Canada, ELN, 36.35%, 7/16/2021, (linked to S&P 500 Index) (a)	7	28,800

Toronto-Dominion Bank (The), ELN, 35.60%, 8/6/2021, (linked to S&P 500 Index) (a)	8	33,745

UBS AG, ELN, 36.40%, 7/30/2021, (linked to S&P 500 Index) (a)	7	27,553

Total Equity-Linked Notes (Cost $142,941)		141,896

	SHARES (000)
Short-Term Investments — 4.9%

Investment Companies — 4.9%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $43,928)	43,906	43,928

Total Investments — 103.0% (Cost $857,951)		927,465
Liabilities in Excess of Other Assets — (3.0)%		(26,661)

NET ASSETS — 100.0%		900,804

Percentages indicated are based on net assets.

Abbreviations

ELN	Equity-Linked Note

(a)	Securities exempt from registration under Rule 144A or section 4 (a)(2), of the Securities Act of 1933, as amended.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	7	09/2021	USD	1,501	3

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	41

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.9%

Aerospace & Defense — 1.0%

General Dynamics Corp. (a)	163	30,711

Northrop Grumman Corp.	176	63,860

Raytheon Technologies Corp.	1,100	93,844

		188,415

Air Freight & Logistics — 1.3%

FedEx Corp.	390	116,489

United Parcel Service, Inc., Class B	602	125,296

		241,785

Airlines — 0.3%

Delta Air Lines, Inc. *	468	20,225

Southwest Airlines Co. *	606	32,173

		52,398

Auto Components — 0.3%

Aptiv plc *	124	19,500

Magna International, Inc. (Canada)	444	41,137

		60,637

Automobiles — 1.6%

General Motors Co. *	685	40,554

Tesla, Inc. * (a)	379	257,573

		298,127

Banks — 3.5%

Bank of America Corp. (a)	2,362	97,389

Citigroup, Inc.	1,880	132,987

KeyCorp (a)	401	8,288

Regions Financial Corp.	2,659	53,664

SVB Financial Group *	59	32,640

Truist Financial Corp.	1,068	59,296

US Bancorp	1,411	80,370

Wells Fargo & Co.	3,972	179,880

		644,514

Beverages — 1.0%

Coca-Cola Co. (The) (a)	2,432	131,610

Constellation Brands, Inc., Class A	244	57,080

		188,690

Biotechnology — 2.1%

AbbVie, Inc.	1,677	188,893

Alexion Pharmaceuticals, Inc. *	105	19,285

Biogen, Inc. * (a)	157	54,415

Regeneron Pharmaceuticals, Inc. *	90	50,097

Vertex Pharmaceuticals, Inc. *	358	72,221

		384,911

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.1%

Johnson Controls International plc	367	25,220

Masco Corp.	942	55,466

Trane Technologies plc	688	126,734

		207,420

Capital Markets — 4.0%

Ameriprise Financial, Inc.	57	14,222

Charles Schwab Corp. (The)	244	17,789

Goldman Sachs Group, Inc. (The)	416	157,908

Intercontinental Exchange, Inc.	727	86,322

Morgan Stanley	1,441	132,110

S&P Global, Inc.	390	160,078

State Street Corp.	910	74,859

T. Rowe Price Group, Inc.	473	93,739

		737,027

Chemicals — 2.0%

Air Products and Chemicals, Inc.	78	22,413

Celanese Corp.	172	26,062

DuPont de Nemours, Inc.	759	58,758

Eastman Chemical Co.	725	84,643

Linde plc (United Kingdom)	186	53,695

LyondellBasell Industries NV, Class A	129	13,315

PPG Industries, Inc.	608	103,182

		362,068

Commercial Services & Supplies — 0.1%

Cintas Corp. (a)	52	19,715

Communications Equipment — 0.4%

Cisco Systems, Inc.	1,089	57,730

Motorola Solutions, Inc.	48	10,436

		68,166

Consumer Finance — 0.5%

Capital One Financial Corp.	613	94,812

Containers & Packaging — 0.3%

Crown Holdings, Inc. (a)	194	19,870

Westrock Co.	523	27,822

		47,692

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B * (a)	1,056	293,578

Voya Financial, Inc.	182	11,179

		304,757

Diversified Telecommunication Services — 0.6%

Verizon Communications, Inc. (a)	2,036	114,051

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.8%

Duke Energy Corp.	994	98,082

Evergy, Inc.	778	47,001

NextEra Energy, Inc.	1,802	132,062

Xcel Energy, Inc. (a)	858	56,494

		333,639

Electrical Equipment — 0.7%

Eaton Corp. plc	825	122,208

Electronic Equipment, Instruments & Components — 0.1%

Amphenol Corp., Class A	285	19,497

Entertainment — 1.1%

Netflix, Inc. * (a)	277	146,254

Walt Disney Co. (The) *	354	62,166

		208,420

Equity Real Estate Investment Trusts (REITs) — 1.8%

Camden Property Trust	349	46,333

Equinix, Inc.	98	78,510

Equity LifeStyle Properties, Inc.	203	15,066

Mid-America Apartment Communities, Inc.	218	36,657

Prologis, Inc.	731	87,413

Public Storage	47	14,091

Sun Communities, Inc.	100	17,115

UDR, Inc.	144	7,074

Ventas, Inc.	513	29,277

		331,536

Food & Staples Retailing — 0.4%

Costco Wholesale Corp.	153	60,699

Kroger Co. (The)	141	5,392

		66,091

Food Products — 0.6%

Mondelez International, Inc., Class A (a)	1,679	104,833

Health Care Equipment & Supplies — 3.1%

Abbott Laboratories	985	114,223

ABIOMED, Inc. *	22	6,846

Becton Dickinson and Co.	213	51,887

Boston Scientific Corp. * (a)	1,727	73,857

Danaher Corp.	93	24,955

Dexcom, Inc. *	46	19,709

Intuitive Surgical, Inc. * (a)	33	30,362

Medtronic plc (a)	1,239	153,786

Zimmer Biomet Holdings, Inc. (a)	540	86,778

		562,403

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.7%

AmerisourceBergen Corp.	162	18,508

Anthem, Inc. (a)	243	92,958

Centene Corp. *	433	31,561

Cigna Corp. (a)	459	108,793

UnitedHealth Group, Inc. (a)	592	237,137

		488,957

Hotels, Restaurants & Leisure — 1.0%

Booking Holdings, Inc. * (a)	34	73,667

Hilton Worldwide Holdings, Inc. *	373	45,024

Royal Caribbean Cruises Ltd. *	108	9,171

Yum! Brands, Inc.	498	57,253

		185,115

Household Durables — 0.5%

DR Horton, Inc.	69	6,199

Lennar Corp., Class A	809	80,356

		86,555

Household Products — 1.5%

Kimberly-Clark Corp.	509	68,119

Procter & Gamble Co. (The) (a)	1,548	208,921

		277,040

Industrial Conglomerates — 0.4%

Honeywell International, Inc. (a)	361	79,207

Insurance — 1.8%

Allstate Corp. (The) (a)	192	25,008

American International Group, Inc.	611	29,106

Chubb Ltd.	349	55,517

Hartford Financial Services Group, Inc. (The)	770	47,688

Marsh & McLennan Cos., Inc.	173	24,278

Progressive Corp. (The)	959	94,153

Prudential Financial, Inc.	287	29,439

Travelers Cos., Inc. (The)	123	18,341

		323,530

Interactive Media & Services — 6.8%

Alphabet, Inc., Class A * (a)	190	464,397

Alphabet, Inc., Class C * (a)	150	375,923

Facebook, Inc., Class A * (a)	1,186	412,440

		1,252,760

Internet & Direct Marketing Retail — 4.5%

Amazon.com, Inc. * (a)	237	815,442

IT Services — 4.7%

Accenture plc, Class A	700	206,243

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	43

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Fiserv, Inc. *	74	7,915

FleetCor Technologies, Inc. *	42	10,814

Mastercard, Inc., Class A (a)	702	256,180

PayPal Holdings, Inc. * (a)	532	155,157

Visa, Inc., Class A (a)	992	232,014

		868,323

Life Sciences Tools & Services — 1.4%

Illumina, Inc. *	105	49,739

Thermo Fisher Scientific, Inc. (a)	379	191,223

Waters Corp. *	34	11,728

		252,690

Machinery — 2.2%

Deere & Co.	445	156,973

Ingersoll Rand, Inc. *	553	27,002

Otis Worldwide Corp.	471	38,530

Parker-Hannifin Corp.	250	76,754

Stanley Black & Decker, Inc.	493	101,084

		400,343

Media — 1.7%

Altice USA, Inc., Class A *	514	17,549

Charter Communications, Inc., Class A * (a)	161	116,501

Comcast Corp., Class A (a)	2,966	169,130

Fox Corp., Class A	115	4,276

		307,456

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	609	22,613

Multiline Retail — 0.7%

Dollar General Corp.	74	16,099

Dollar Tree, Inc. *	344	34,205

Target Corp.	304	73,401

		123,705

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	580	14,232

Public Service Enterprise Group, Inc.	295	17,620

Sempra Energy	555	73,523

		105,375

Oil, Gas & Consumable Fuels — 2.8%

Cabot Oil & Gas Corp.	234	4,083

Cheniere Energy, Inc. *	298	25,883

Chevron Corp. (a)	948	99,325

ConocoPhillips	1,127	68,608

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Diamondback Energy, Inc.	524	49,226

EOG Resources, Inc. (a)	578	48,267

Kinder Morgan, Inc.	1,075	19,589

Phillips 66	534	45,841

Pioneer Natural Resources Co. (a)	508	82,496

Williams Cos., Inc. (The)	2,662	70,679

		513,997

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	194	61,650

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co. (a)	2,408	160,873

Eli Lilly & Co. (a)	703	161,348

Johnson & Johnson (a)	1,101	181,337

Merck & Co., Inc.	1,233	95,901

Organon & Co. *	149	4,512

Pfizer, Inc.	876	34,298

		638,269

Professional Services — 0.4%

Booz Allen Hamilton Holding Corp.	272	23,162

Leidos Holdings, Inc.	573	57,889

		81,051

Road & Rail — 1.0%

Lyft, Inc., Class A *	412	24,933

Norfolk Southern Corp. (a)	374	99,286

Union Pacific Corp.	291	64,070

		188,289

Semiconductors & Semiconductor Equipment — 6.6%

Advanced Micro Devices, Inc. * (a)	1,162	109,142

Analog Devices, Inc.	751	129,347

Applied Materials, Inc.	1,040	148,116

Intel Corp.	1,022	57,373

Lam Research Corp.	240	156,377

Microchip Technology, Inc.	235	35,217

Micron Technology, Inc. *	219	18,636

NVIDIA Corp. (a)	305	243,845

NXP Semiconductors NV (China)	445	91,500

QUALCOMM, Inc.	176	25,138

Texas Instruments, Inc. (a)	972	186,896

		1,201,587

Software — 8.7%

Fortinet, Inc. *	70	16,665

Intuit, Inc. (a)	325	159,090

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

Microsoft Corp. (a)	4,413	1,195,552

Oracle Corp.	902	70,227

salesforce.com, Inc. * (a)	423	103,237

Workday, Inc., Class A *	150	35,723

		1,580,494

Specialty Retail — 3.3%

AutoZone, Inc. * (a)	11	16,732

Best Buy Co., Inc. (a)	620	71,328

Home Depot, Inc. (The) (a)	528	168,262

Lowe’s Cos., Inc. (a)	918	178,068

O’Reilly Automotive, Inc. *	161	90,981

TJX Cos., Inc. (The) (a)	1,049	70,690

		596,061

Technology Hardware, Storage & Peripherals — 6.3%

Apple, Inc. (a)	7,872	1,078,102

Seagate Technology Holdings plc (Ireland)	861	75,717

		1,153,819

Textiles, Apparel & Luxury Goods — 0.9%

Carter’s, Inc.	367	37,893

NIKE, Inc., Class B	877	135,464

		173,357

Tobacco — 1.2%

Altria Group, Inc. (a)	1,803	85,963

Philip Morris International, Inc.	1,292	128,052

		214,015

Wireless Telecommunication Services — 0.9%

T-Mobile US, Inc. *	1,079	156,301

Total Common Stocks (Cost $12,048,060)		17,911,813

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 1.6%

Put Options Purchased — 1.6%

Index Funds — 1.6%

S&P 500 Index 9/30/2021 at USD 4,065.00, European Style Notional Amount: USD 36,654,237 Counterparty: Exchange-Traded * (Cost $284,491)	42,646	289,993

	SHARES (000)
Short-Term Investments — 1.7%

Investment Companies — 1.7%

JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (b) (c) (Cost $312,969)	312,969	312,969

Total Investments — 101.2% (Cost $12,645,520)		18,514,775
Liabilities in Excess of Other Assets — (1.2)%		(219,852)

NET ASSETS — 100.0%		18,294,923

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	1,691	09/2021	USD	362,593	5,311

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	45

JPMorgan Hedged Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

Written Call Options Contracts as of June 30, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	42,646	USD 36,654,237	USD 4,430.00	9/30/2021	(200,436)

Written Put Options Contracts as of June 30, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	42,646	USD 36,654,237	USD 3,425.00	9/30/2021	(66,315)

Total Written Options Contracts (Premiums Received $274,598)						(266,751)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Hedged Equity 2 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.8%

Aerospace & Defense — 1.0%

General Dynamics Corp.	12	2,339

Northrop Grumman Corp.	13	4,859

Raytheon Technologies Corp.	84	7,143

		14,341

Air Freight & Logistics — 1.3%

FedEx Corp.	30	8,865

United Parcel Service, Inc., Class B	46	9,514

		18,379

Airlines — 0.3%

Delta Air Lines, Inc. *	36	1,539

Southwest Airlines Co. *	46	2,449

		3,988

Auto Components — 0.3%

Aptiv plc *	9	1,483

Magna International, Inc. (Canada)	34	3,131

		4,614

Automobiles — 1.6%

General Motors Co. *	52	3,087

Tesla, Inc. *	29	19,604

		22,691

Banks — 3.5%

Bank of America Corp.	180	7,413

Citigroup, Inc.	143	10,128

KeyCorp	30	610

Regions Financial Corp.	202	4,085

SVB Financial Group *	4	2,288

Truist Financial Corp.	81	4,513

US Bancorp	107	6,118

Wells Fargo & Co.	302	13,692

		48,847

Beverages — 1.0%

Coca-Cola Co. (The)	185	10,017

Constellation Brands, Inc., Class A	19	4,345

		14,362

Biotechnology — 2.1%

AbbVie, Inc.	128	14,377

Alexion Pharmaceuticals, Inc. *	8	1,465

Biogen, Inc. *	12	4,160

Regeneron Pharmaceuticals, Inc. *	7	3,812

Vertex Pharmaceuticals, Inc. *	27	5,506

		29,320

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.1%

Johnson Controls International plc	28	1,918

Masco Corp.	72	4,222

Trane Technologies plc	52	9,646

		15,786

Capital Markets — 4.0%

Ameriprise Financial, Inc.	4	1,081

Charles Schwab Corp. (The)	19	1,354

Goldman Sachs Group, Inc. (The)	32	12,020

Intercontinental Exchange, Inc.	55	6,570

Morgan Stanley	109	10,034

S&P Global, Inc.	30	12,187

State Street Corp.	69	5,699

T. Rowe Price Group, Inc.	36	7,133

		56,078

Chemicals — 2.0%

Air Products and Chemicals, Inc.	6	1,705

Celanese Corp.	13	1,984

DuPont de Nemours, Inc.	58	4,471

Eastman Chemical Co.	55	6,441

Linde plc (United Kingdom)	14	4,087

LyondellBasell Industries NV, Class A	10	1,014

PPG Industries, Inc.	46	7,852

		27,554

Commercial Services & Supplies — 0.1%

Cintas Corp.	4	1,499

Communications Equipment — 0.4%

Cisco Systems, Inc.	83	4,394

Motorola Solutions, Inc.	4	795

		5,189

Consumer Finance — 0.5%

Capital One Financial Corp.	47	7,217

Containers & Packaging — 0.3%

Crown Holdings, Inc.	15	1,512

Westrock Co.	40	2,107

		3,619

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B * (a)	80	22,334

Voya Financial, Inc.	14	851

		23,185

Diversified Telecommunication Services — 0.6%

Verizon Communications, Inc.	155	8,681

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	47

JPMorgan Hedged Equity 2 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.8%

Duke Energy Corp.	76	7,461

Evergy, Inc.	59	3,575

NextEra Energy, Inc.	137	10,030

Xcel Energy, Inc.	62	4,109

		25,175

Electrical Equipment — 0.7%

Eaton Corp. plc	63	9,303

Electronic Equipment, Instruments & Components — 0.1%

Amphenol Corp., Class A	22	1,483

Entertainment — 1.1%

Netflix, Inc. *	21	11,109

Walt Disney Co. (The) *	27	4,721

		15,830

Equity Real Estate Investment Trusts (REITs) — 1.8%

Camden Property Trust	27	3,527

Equinix, Inc.	7	5,971

Equity LifeStyle Properties, Inc.	15	1,147

Mid-America Apartment Communities, Inc.	17	2,791

Prologis, Inc.	56	6,652

Public Storage	4	1,073

Realty Income Corp.	1	36

Sun Communities, Inc.	8	1,303

UDR, Inc.	11	539

Ventas, Inc.	39	2,228

		25,267

Food & Staples Retailing — 0.4%

Costco Wholesale Corp.	12	4,623

Kroger Co. (The)	11	408

		5,031

Food Products — 0.6%

Mondelez International, Inc., Class A	128	7,980

Health Care Equipment & Supplies — 3.1%

Abbott Laboratories	75	8,693

ABIOMED, Inc. *	2	520

Becton Dickinson and Co.	16	3,948

Boston Scientific Corp. *	131	5,621

Danaher Corp.	7	1,903

Dexcom, Inc. *	4	1,501

Intuitive Surgical, Inc. *	3	2,309

Medtronic plc	94	11,706

Zimmer Biomet Holdings, Inc.	41	6,605

		42,806

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.7%

AmerisourceBergen Corp.	12	1,408

Anthem, Inc.	19	7,066

Centene Corp. *	32	2,363

Cigna Corp.	35	8,279

UnitedHealth Group, Inc.	45	18,052

		37,168

Hotels, Restaurants & Leisure — 1.0%

Booking Holdings, Inc. *	3	5,595

Hilton Worldwide Holdings, Inc. *	28	3,427

Royal Caribbean Cruises Ltd. *	8	699

Yum! Brands, Inc.	38	4,357

		14,078

Household Durables — 0.5%

DR Horton, Inc.	5	472

Lennar Corp., Class A	62	6,116

		6,588

Household Products — 1.5%

Kimberly-Clark Corp.	39	5,185

Procter & Gamble Co. (The)	118	15,901

		21,086

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	27	6,020

Insurance — 1.8%

Allstate Corp. (The)	14	1,842

American International Group, Inc.	47	2,215

Chubb Ltd.	27	4,225

Hartford Financial Services Group, Inc. (The)	59	3,631

Marsh & McLennan Cos., Inc.	13	1,849

Progressive Corp. (The)	73	7,166

Prudential Financial, Inc.	22	2,241

Travelers Cos., Inc. (The)	9	1,398

		24,567

Interactive Media & Services — 6.9%

Alphabet, Inc., Class A * (a)	14	35,342

Alphabet, Inc., Class C * (a)	11	28,610

Facebook, Inc., Class A * (a)	90	31,394

		95,346

Internet & Direct Marketing Retail — 4.5%

Amazon.com, Inc. * (a)	18	62,071

IT Services — 4.7%

Accenture plc, Class A	53	15,699

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Fiserv, Inc. *	6	602

FleetCor Technologies, Inc. *	3	821

Mastercard, Inc., Class A	53	19,500

PayPal Holdings, Inc. *	41	11,809

Visa, Inc., Class A	76	17,659

		66,090

Life Sciences Tools & Services — 1.4%

Illumina, Inc. *	8	3,786

Thermo Fisher Scientific, Inc.	29	14,554

Waters Corp. *	3	894

		19,234

Machinery — 2.2%

Deere & Co.	34	11,945

Ingersoll Rand, Inc. *	43	2,076

Otis Worldwide Corp.	36	2,933

Parker-Hannifin Corp.	19	5,842

Stanley Black & Decker, Inc.	38	7,694

		30,490

Media — 1.7%

Altice USA, Inc., Class A *	39	1,336

Charter Communications, Inc., Class A *	12	8,846

Comcast Corp., Class A	226	12,874

Fox Corp., Class A	9	325

		23,381

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	46	1,721

Multiline Retail — 0.7%

Dollar General Corp.	6	1,225

Dollar Tree, Inc. *	26	2,604

Target Corp.	23	5,589

		9,418

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	44	1,082

Public Service Enterprise Group, Inc.	19	1,150

Sempra Energy	43	5,709

		7,941

Oil, Gas & Consumable Fuels — 2.8%

Cabot Oil & Gas Corp.	18	311

Cheniere Energy, Inc. *	23	1,970

Chevron Corp.	72	7,543

ConocoPhillips	86	5,224

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Diamondback Energy, Inc.	40	3,741

EOG Resources, Inc.	43	3,553

Kinder Morgan, Inc.	82	1,491

Phillips 66	41	3,490

Pioneer Natural Resources Co.	39	6,280

Williams Cos., Inc. (The)	203	5,380

		38,983

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	15	4,693

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	183	12,246

Eli Lilly & Co.	54	12,280

Johnson & Johnson	84	13,798

Merck & Co., Inc.	94	7,284

Organon & Co. *	11	343

Pfizer, Inc.	67	2,610

		48,561

Professional Services — 0.4%

Booz Allen Hamilton Holding Corp.	21	1,763

Leidos Holdings, Inc.	44	4,406

		6,169

Road & Rail — 1.0%

Lyft, Inc., Class A *	31	1,898

Norfolk Southern Corp.	28	7,540

Union Pacific Corp.	22	4,942

		14,380

Semiconductors & Semiconductor Equipment — 6.6%

Advanced Micro Devices, Inc. *	88	8,307

Analog Devices, Inc.	57	9,845

Applied Materials, Inc.	79	11,211

Intel Corp.	78	4,367

Lam Research Corp.	18	11,910

Microchip Technology, Inc.	18	2,666

Micron Technology, Inc. *	17	1,419

NVIDIA Corp.	23	18,555

NXP Semiconductors NV (China)	34	6,964

QUALCOMM, Inc.	13	1,912

Texas Instruments, Inc.	74	14,227

		91,383

Software — 8.5%

Fortinet, Inc. *	5	1,270

Intuit, Inc.	25	12,108

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	49

JPMorgan Hedged Equity 2 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — continued

Microsoft Corp. (a)	336	90,994

Oracle Corp.	69	5,345

salesforce.com, Inc. *	32	7,840

Workday, Inc., Class A *	11	2,721

		120,278

Specialty Retail — 3.3%

AutoZone, Inc. *	1	1,151

Best Buy Co., Inc.	47	5,429

Home Depot, Inc. (The)	40	12,805

Lowe’s Cos., Inc.	70	13,554

O’Reilly Automotive, Inc. *	12	6,927

TJX Cos., Inc. (The)	80	5,380

		45,246

Technology Hardware, Storage & Peripherals — 6.3%

Apple, Inc. (a)	599	82,090

Seagate Technology Holdings plc (Ireland)	65	5,756

		87,846

Textiles, Apparel & Luxury Goods — 0.9%

Carter’s, Inc.	28	2,884

NIKE, Inc., Class B	67	10,315

		13,199

Tobacco — 1.2%

Altria Group, Inc.	137	6,543

Philip Morris International, Inc.	98	9,747

		16,290

Wireless Telecommunication Services — 0.9%

T-Mobile US, Inc. *	82	11,896

Total Common Stocks (Cost $1,309,941)		1,362,348

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 0.3%

Put Options Purchased — 0.3%

Index Funds — 0.3%

S&P 500 Index 7/30/2021 at USD 3,955.00, European Style Notional Amount: USD 1,410,869 Counterparty: Exchange-Traded * (Cost $22,284)	3,233	3,573

	SHARES (000)
Short-Term Investments — 6.0%

Investment Companies — 6.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c) (Cost $82,933)	82,933	82,933

Total Investments — 104.1% (Cost $1,415,158)		1,448,854
Liabilities in Excess of Other Assets — (4.1)%		(56,986)

NET ASSETS — 100.0%		1,391,868

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	128	09/2021	USD	27,446	45

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

Written Call Options Contracts as of June 30, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	Counterparty	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	3,233	USD 1,410,869	USD 4,325.00	7/30/2021	(12,140)

Written Put Options Contracts as of June 30, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	3,233	USD 1,410,869	USD 3,325.00	7/30/2021	(640)

Total Written Options Contracts (Premiums Received $20,801)						(12,780)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	51

JPMorgan Hedged Equity 3 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.5%

Aerospace & Defense — 1.0%

General Dynamics Corp.	5	967

Northrop Grumman Corp.	6	2,010

Raytheon Technologies Corp.	35	2,955

		5,932

Air Freight & Logistics — 1.3%

FedEx Corp.	12	3,668

United Parcel Service, Inc., Class B	19	3,936

		7,604

Airlines — 0.3%

Delta Air Lines, Inc. *	15	637

Southwest Airlines Co. *	19	1,013

		1,650

Auto Components — 0.3%

Aptiv plc *	4	614

Magna International, Inc. (Canada)	14	1,295

		1,909

Automobiles — 1.7%

General Motors Co. *	22	1,277

Tesla, Inc. *	12	8,108

		9,385

Banks — 3.6%

Bank of America Corp.	74	3,066

Citigroup, Inc.	59	4,187

KeyCorp	13	261

Regions Financial Corp.	84	1,689

SVB Financial Group *	2	1,014

Truist Financial Corp.	34	1,867

US Bancorp	45	2,543

Wells Fargo & Co.	125	5,663

		20,290

Beverages — 1.0%

Coca-Cola Co. (The)	77	4,143

Constellation Brands, Inc., Class A	8	1,797

		5,940

Biotechnology — 2.1%

AbbVie, Inc.	53	5,947

Alexion Pharmaceuticals, Inc. *	3	607

Biogen, Inc. *	5	1,713

Regeneron Pharmaceuticals, Inc. *	3	1,577

Vertex Pharmaceuticals, Inc. *	11	2,274

		12,118

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.2%

Johnson Controls International plc	12	799

Masco Corp.	30	1,746

Trane Technologies plc	22	3,990

		6,535

Capital Markets — 4.1%

Ameriprise Financial, Inc.	2	448

Charles Schwab Corp. (The)	8	560

Goldman Sachs Group, Inc. (The)	13	4,971

Intercontinental Exchange, Inc.	23	2,718

Morgan Stanley	45	4,159

S&P Global, Inc.	12	5,039

State Street Corp.	29	2,357

T. Rowe Price Group, Inc.	15	2,951

		23,203

Chemicals — 2.0%

Air Products and Chemicals, Inc.	2	706

Celanese Corp.	5	820

DuPont de Nemours, Inc.	24	1,850

Eastman Chemical Co.	23	2,665

Linde plc (United Kingdom)	6	1,690

LyondellBasell Industries NV, Class A	4	419

PPG Industries, Inc.	19	3,249

		11,399

Commercial Services & Supplies — 0.1%

Cintas Corp.	2	621

Communications Equipment — 0.4%

Cisco Systems, Inc.	34	1,817

Motorola Solutions, Inc.	2	329

		2,146

Consumer Finance — 0.5%

Capital One Financial Corp.	19	2,985

Containers & Packaging — 0.3%

Crown Holdings, Inc.	6	626

Westrock Co.	16	876

		1,502

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B * (a)	33	9,243

Voya Financial, Inc.	6	352

		9,595

Diversified Telecommunication Services — 0.6%

Verizon Communications, Inc.	64	3,591

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.8%

Duke Energy Corp.	31	3,088

Evergy, Inc.	24	1,479

NextEra Energy, Inc.	57	4,158

Xcel Energy, Inc.	26	1,700

		10,425

Electrical Equipment — 0.7%

Eaton Corp. plc	26	3,847

Electronic Equipment, Instruments & Components — 0.1%

Amphenol Corp., Class A	9	615

Entertainment — 1.2%

Netflix, Inc. *	9	4,630

Walt Disney Co. (The) *	11	1,957

		6,587

Equity Real Estate Investment Trusts (REITs) — 1.8%

Camden Property Trust	11	1,459

Equinix, Inc.	3	2,471

Equity LifeStyle Properties, Inc.	6	474

Mid-America Apartment Communities, Inc.	7	1,154

Prologis, Inc.	23	2,751

Public Storage	1	444

Sun Communities, Inc.	3	539

UDR, Inc.	5	223

Ventas, Inc.	16	922

		10,437

Food & Staples Retailing — 0.4%

Costco Wholesale Corp.	5	1,911

Kroger Co. (The)	4	169

		2,080

Food Products — 0.6%

Mondelez International, Inc., Class A	53	3,300

Health Care Equipment & Supplies — 3.1%

Abbott Laboratories	31	3,596

ABIOMED, Inc. *	1	215

Becton Dickinson and Co.	7	1,634

Boston Scientific Corp. *	54	2,325

Danaher Corp.	3	786

Dexcom, Inc. *	1	620

Intuitive Surgical, Inc. *	1	956

Medtronic plc	39	4,841

Zimmer Biomet Holdings, Inc.	17	2,732

		17,705

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.7%

AmerisourceBergen Corp.	5	583

Anthem, Inc.	8	2,926

Centene Corp. *	14	994

Cigna Corp.	14	3,424

UnitedHealth Group, Inc.	19	7,466

		15,393

Hotels, Restaurants & Leisure — 1.0%

Booking Holdings, Inc. *	1	2,315

Hilton Worldwide Holdings, Inc. *	12	1,418

Royal Caribbean Cruises Ltd. *	3	289

Yum! Brands, Inc.	16	1,802

		5,824

Household Durables — 0.5%

DR Horton, Inc.	2	195

Lennar Corp., Class A	25	2,530

		2,725

Household Products — 1.5%

Kimberly-Clark Corp.	16	2,145

Procter & Gamble Co. (The)	49	6,577

		8,722

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	11	2,449

Insurance — 1.8%

Allstate Corp. (The)	6	787

American International Group, Inc.	19	916

Chubb Ltd.	11	1,748

Hartford Financial Services Group, Inc. (The)	24	1,501

Marsh & McLennan Cos., Inc.	5	764

Progressive Corp. (The)	30	2,965

Prudential Financial, Inc.	9	927

Travelers Cos., Inc. (The)	4	577

		10,185

Interactive Media & Services — 7.1%

Alphabet, Inc., Class A * (a)	6	14,620

Alphabet, Inc., Class C * (a)	5	11,837

Facebook, Inc., Class A * (a)	37	12,985

		39,442

Internet & Direct Marketing Retail — 4.5%

Amazon.com, Inc. * (a)	7	25,670

IT Services — 4.8%

Accenture plc, Class A	22	6,493

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	53

JPMorgan Hedged Equity 3 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — continued

Fiserv, Inc. *	2	249

FleetCor Technologies, Inc. *	1	340

Mastercard, Inc., Class A (a)	22	8,065

PayPal Holdings, Inc. *	17	4,870

Visa, Inc., Class A	31	7,305

		27,322

Life Sciences Tools & Services — 1.4%

Illumina, Inc. *	3	1,566

Thermo Fisher Scientific, Inc.	12	6,021

Waters Corp. *	1	369

		7,956

Machinery — 2.2%

Deere & Co.	14	4,941

Ingersoll Rand, Inc. *	17	850

Otis Worldwide Corp.	15	1,213

Parker-Hannifin Corp.	8	2,417

Stanley Black & Decker, Inc.	16	3,182

		12,603

Media — 1.7%

Altice USA, Inc., Class A *	16	552

Charter Communications, Inc., Class A *	5	3,648

Comcast Corp., Class A	93	5,324

Fox Corp., Class A	4	135

		9,659

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	19	712

Multiline Retail — 0.7%

Dollar General Corp.	2	507

Dollar Tree, Inc. *	11	1,077

Target Corp.	10	2,310

		3,894

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	18	436

Public Service Enterprise Group, Inc.	9	555

Sempra Energy	17	2,252

		3,243

Oil, Gas & Consumable Fuels — 2.9%

Cabot Oil & Gas Corp.	7	129

Cheniere Energy, Inc. *	9	815

Chevron Corp.	30	3,126

ConocoPhillips	35	2,160

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Diamondback Energy, Inc.	17	1,550

EOG Resources, Inc.	18	1,520

Kinder Morgan, Inc.	34	617

Phillips 66	17	1,443

Pioneer Natural Resources Co.	16	2,597

Williams Cos., Inc. (The)	84	2,225

		16,182

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	6	1,941

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	76	5,065

Eli Lilly & Co.	22	5,080

Johnson & Johnson	35	5,708

Merck & Co., Inc.	39	3,019

Organon & Co. *	5	142

Pfizer, Inc.	28	1,080

		20,094

Professional Services — 0.5%

Booz Allen Hamilton Holding Corp.	9	729

Leidos Holdings, Inc.	18	1,823

		2,552

Road & Rail — 1.0%

Lyft, Inc., Class A *	13	785

Norfolk Southern Corp.	12	3,126

Union Pacific Corp.	9	2,017

		5,928

Semiconductors & Semiconductor Equipment — 6.7%

Advanced Micro Devices, Inc. *	37	3,436

Analog Devices, Inc.	24	4,072

Applied Materials, Inc.	33	4,663

Intel Corp.	32	1,806

Lam Research Corp.	8	4,923

Microchip Technology, Inc.	7	1,109

Micron Technology, Inc. *	7	587

NVIDIA Corp.	10	7,677

NXP Semiconductors NV (China)	14	2,881

QUALCOMM, Inc.	6	791

Texas Instruments, Inc.	31	5,884

		37,829

Software — 8.9%

Fortinet, Inc. *	2	525

Intuit, Inc.	10	5,009

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)		VALUE ($000)
Common Stocks — continued

Software — continued

Microsoft Corp. (a)	139		37,638

Oracle Corp.	28		2,211

salesforce.com, Inc. *	13		3,250

Workday, Inc., Class A *	5		1,125

			49,758

Specialty Retail — 3.3%

AutoZone, Inc. *	—	(b)	528

Best Buy Co., Inc.	20		2,246

Home Depot, Inc. (The)	17		5,297

Lowe’s Cos., Inc.	29		5,606

O’Reilly Automotive, Inc. *	5		2,864

TJX Cos., Inc. (The)	33		2,226

			18,767

Technology Hardware, Storage & Peripherals — 6.4%

Apple, Inc. (a)	248		33,941

Seagate Technology Holdings plc (Ireland)	27		2,384

			36,325

Textiles, Apparel & Luxury Goods — 1.0%

Carter’s, Inc.	12		1,193

NIKE, Inc., Class B	28		4,265

			5,458

Tobacco — 1.2%

Altria Group, Inc.	57		2,707

Philip Morris International, Inc.	41		4,032

			6,739

Wireless Telecommunication Services — 0.9%

T-Mobile US, Inc. *	34		4,921

Total Common Stocks (Cost $538,816)			563,694

INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)
Options Purchased — 0.8%

Put Options Purchased — 0.8%

Index Funds — 0.8%

S&P 500 Index 8/31/2021 at USD 3,980.00, European Style Notional Amount: USD 575,435 Counterparty: Exchange-Traded * (Cost $8,907)	1,318	4,395

	SHARES (000)
Short-Term Investments — 3.1%

Investment Companies — 3.1%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (c) (d) (Cost $17,690)	17,690	17,690

Total Investments — 103.4% (Cost $565,413)		585,779
Liabilities in Excess of Other Assets — (3.4)%		(19,213)

NET ASSETS — 100.0%		566,566

Percentages indicated are based on net assets.

Abbreviations

USD	United States Dollar

(a)	All or a portion of the security is segregated for options written.
(b)	Amount rounds to less than one thousand.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	13	09/2021	USD	2,788	32

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	55

JPMorgan Hedged Equity 3 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

Written Call Options Contracts as of June 30, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	1,318	USD 575,435	USD 4,350.00	8/31/2021	(7,591)

Written Put Options Contracts as of June 30, 2021 (amounts in thousands, except number of contracts):

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	1,318	USD 575,436	USD 3,360.00	8/31/2021	(969)

Total Written Options Contracts (Premiums Received $8,880)						(8,560)

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 95.9%

Air Freight & Logistics — 1.5%

FedEx Corp.	1,905	568,289

Automobiles — 1.9%

Tesla, Inc. *	1,042	708,383

Banks — 1.3%

SVB Financial Group *	905	503,460

Beverages — 2.2%

Boston Beer Co., Inc. (The), Class A *	248	252,750

Monster Beverage Corp. *	6,437	588,043

		840,793

Biotechnology — 4.1%

Alnylam Pharmaceuticals, Inc. *	132	22,394

Biogen, Inc. *	1,152	399,042

BioMarin Pharmaceutical, Inc. *	1,794	149,703

Exact Sciences Corp. * (a)	1,091	135,601

Moderna, Inc. *	794	186,504

Regeneron Pharmaceuticals, Inc. *	485	270,780

Seagen, Inc. *	2,304	363,787

		1,527,811

Building Products — 0.5%

Trane Technologies plc	1,079	198,632

Capital Markets — 7.1%

Blackstone Group, Inc. (The), Class A	7,555	733,922

Charles Schwab Corp. (The)	11,050	804,566

Coinbase Global, Inc., Class A * (a)	63	15,854

MarketAxess Holdings, Inc.	393	182,052

Morgan Stanley	8,150	747,264

MSCI, Inc.	315	167,654

		2,651,312

Chemicals — 0.9%

Sherwin-Williams Co. (The)	1,172	319,339

Consumer Finance — 0.3%

Capital One Financial Corp.	617	95,506

Electrical Equipment — 1.6%

Rockwell Automation, Inc.	2,032	581,222

Electronic Equipment, Instruments & Components — 0.9%

Amphenol Corp., Class A	5,104	349,147

Entertainment — 1.2%

Netflix, Inc. *	494	260,989

Roku, Inc. *	157	72,194

Spotify Technology SA * (a)	359	99,019

		432,202

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — 3.4%

ABIOMED, Inc. * (a)	345	107,616

Align Technology, Inc. *	894	546,233

Dexcom, Inc. *	526	224,389

Intuitive Surgical, Inc. *	436	401,400

		1,279,638

Health Care Providers & Services — 3.2%

HCA Healthcare, Inc.	2,955	610,834

McKesson Corp.	3,089	590,819

		1,201,653

Hotels, Restaurants & Leisure — 3.0%

Airbnb, Inc., Class A *	75	11,449

Booking Holdings, Inc. *	257	562,120

Chipotle Mexican Grill, Inc. *	346	536,108

		1,109,677

Interactive Media & Services — 16.2%

Alphabet, Inc., Class C * (a)	902	2,259,853

Facebook, Inc., Class A *	4,916	1,709,176

Match Group, Inc. *	2,490	401,451

Pinterest, Inc., Class A *	2,410	190,262

Snap, Inc., Class A *	13,712	934,329

Twitter, Inc. *	2,670	183,730

Zillow Group, Inc., Class C * (a)	3,504	428,283

		6,107,084

Internet & Direct Marketing Retail — 4.6%

Amazon.com, Inc. *	348	1,196,849

Etsy, Inc. * (a)	377	77,499

MercadoLibre, Inc. (Argentina) *	112	173,857

Wayfair, Inc., Class A * (a)	824	260,145

		1,708,350

IT Services — 6.0%

Cognizant Technology Solutions Corp., Class A	1,636	113,341

Mastercard, Inc., Class A	1,138	415,545

MongoDB, Inc. * (a)	74	26,716

PayPal Holdings, Inc. *	4,343	1,265,796

Shopify, Inc., Class A (Canada) *	7	10,081

Square, Inc., Class A *	1,466	357,338

Twilio, Inc., Class A *	121	47,536

		2,236,353

Life Sciences Tools & Services — 0.2%

Thermo Fisher Scientific, Inc.	164	82,662

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	57

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Machinery — 3.2%

Deere & Co.	3,349	1,181,303

Metals & Mining — 1.5%

Freeport-McMoRan, Inc.	14,994	556,423

Personal Products — 1.5%

Estee Lauder Cos., Inc. (The), Class A	1,808	575,144

Professional Services — 0.5%

Verisk Analytics, Inc.	990	173,043

Road & Rail — 2.4%

Norfolk Southern Corp.	2,189	580,930

Uber Technologies, Inc. *	6,535	327,524

		908,454

Semiconductors & Semiconductor Equipment — 7.8%

Advanced Micro Devices, Inc. *	4,234	397,681

ASML Holding NV (Registered), NYRS (Netherlands)	798	551,083

Cree, Inc. * (a)	1,425	139,511

Enphase Energy, Inc. * (a)	108	19,905

Lam Research Corp.	881	573,528

NVIDIA Corp.	440	351,697

QUALCOMM, Inc.	2,343	334,856

Texas Instruments, Inc.	2,864	550,651

		2,918,912

Software — 8.6%

HubSpot, Inc. *	170	99,295

Microsoft Corp.	6,497	1,759,928

Oracle Corp.	5,299	412,459

SS&C Technologies Holdings, Inc.	5,294	381,450

Synopsys, Inc. *	1,287	354,969

Trade Desk, Inc. (The), Class A *	208	16,091

Workday, Inc., Class A *	905	216,036

		3,240,228

Specialty Retail — 3.3%

AutoZone, Inc. *	215	321,445

Carvana Co. * (a)	1,019	307,585

Lowe’s Cos., Inc.	3,062	593,858

		1,222,888

Technology Hardware, Storage & Peripherals — 5.8%

Apple, Inc.	15,866	2,173,070

Textiles, Apparel & Luxury Goods — 1.2%

Tapestry, Inc. *	10,235	445,026

Total Common Stocks (Cost $21,404,067)		35,896,004

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 5.2%

Investment Companies — 4.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $1,501,034)	1,500,482	1,501,233

Investment of Cash Collateral from Securities Loaned — 1.1%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	314,119	314,119

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	113,675	113,675

Total Investment of Cash Collateral from Securities Loaned (Cost $427,811)		427,794

Total Short-Term Investments (Cost $1,928,845)		1,929,027

Total Investments — 101.1% (Cost $23,332,912)		37,825,031
Liabilities in Excess of Other Assets — (1.1)%		(408,651)

NET ASSETS — 100.0%		37,416,380

Percentages indicated are based on net assets.

Abbreviations

NYRS	New York Registry Shares

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $422,906.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%

Aerospace & Defense — 4.3%

Boeing Co. (The) *	419	100,280

Raytheon Technologies Corp.	1,030	87,852

		188,132

Air Freight & Logistics — 1.7%

FedEx Corp.	254	75,806

Airlines — 1.7%

Spirit Airlines, Inc. *	1,046	31,838

United Airlines Holdings, Inc. * (a)	787	41,152

		72,990

Automobiles — 2.3%

Ford Motor Co. *	1,111	16,509

General Motors Co. *	1,378	81,537

		98,046

Banks — 11.2%

Bank of America Corp.	3,424	141,184

Citigroup, Inc.	1,044	73,837

People’s United Financial, Inc.	2,427	41,602

Truist Financial Corp.	1,095	60,750

Wells Fargo & Co.	3,649	165,241

		482,614

Beverages — 1.3%

Coca-Cola Co. (The)	1,053	56,972

Biotechnology — 5.8%

AbbVie, Inc.	588	66,277

Biogen, Inc. *	93	32,342

BioMarin Pharmaceutical, Inc. *	160	13,350

Regeneron Pharmaceuticals, Inc. *	137	76,632

Vertex Pharmaceuticals, Inc. *	311	62,687

		251,288

Building Products — 4.2%

Carrier Global Corp.	660	32,095

Owens Corning	1,014	99,251

Trane Technologies plc	271	49,872

		181,218

Capital Markets — 3.6%

Intercontinental Exchange, Inc.	416	49,367

State Street Corp.	1,281	105,385

		154,752

Chemicals — 4.6%

Celanese Corp.	456	69,088

Eastman Chemical Co.	263	30,717

INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — continued

FMC Corp.	939	101,567

		201,372

Communications Equipment — 1.4%

Cisco Systems, Inc.	1,125	59,625

Containers & Packaging — 1.4%

Westrock Co.	1,110	59,080

Electric Utilities — 0.9%

PG&E Corp. *	3,836	39,009

Energy Equipment & Services — 0.3%

Schlumberger NV	428	13,713

Equity Real Estate Investment Trusts (REITs) — 2.9%

AvalonBay Communities, Inc.	233	48,687

Host Hotels & Resorts, Inc. *	3,253	55,596

Prologis, Inc.	180	21,515

		125,798

Food & Staples Retailing — 4.0%

BJ’s Wholesale Club Holdings, Inc. * (a)	384	18,266

US Foods Holding Corp. *	4,053	155,477

		173,743

Food Products — 2.7%

Lamb Weston Holdings, Inc.	1,453	117,231

Health Care Equipment & Supplies — 1.2%

Zimmer Biomet Holdings, Inc.	324	52,074

Health Care Providers & Services — 5.7%

Centene Corp. *	625	45,596

Cigna Corp.	487	115,429

CVS Health Corp.	400	33,384

UnitedHealth Group, Inc.	138	55,221

		249,630

Hotels, Restaurants & Leisure — 3.3%

Darden Restaurants, Inc.	115	16,847

McDonald’s Corp.	213	49,270

Royal Caribbean Cruises Ltd. *	900	76,786

		142,903

Household Durables — 0.5%

Toll Brothers, Inc.	386	22,309

Industrial Conglomerates — 1.4%

Honeywell International, Inc.	278	60,957

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	59

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Insurance — 3.4%

American International Group, Inc.	1,600	76,160

Prudential Financial, Inc.	718	73,532

		149,692

Interactive Media & Services — 0.6%

Alphabet, Inc., Class A *	11	25,883

IT Services — 2.3%

Sabre Corp. * (a)	2,448	30,547

WEX, Inc. *	356	69,009

		99,556

Machinery — 1.4%

Parker-Hannifin Corp.	203	62,374

Media — 2.7%

Comcast Corp., Class A	2,061	117,507

Metals & Mining — 3.6%

Alcoa Corp. *	1,311	48,308

Freeport-McMoRan, Inc.	2,889	107,211

		155,519

Multiline Retail — 0.8%

Kohl’s Corp.	665	36,648

Oil, Gas & Consumable Fuels — 9.7%

Chevron Corp.	727	76,146

Diamondback Energy, Inc.	736	69,094

EOG Resources, Inc.	860	71,783

Occidental Petroleum Corp.	1,197	37,433

Phillips 66	863	74,071

Pioneer Natural Resources Co.	543	88,270

		416,797

Pharmaceuticals — 2.3%

Bristol-Myers Squibb Co.	1,335	89,232

Organon & Co. *	359	10,857

		100,089

Road & Rail — 1.0%

Norfolk Southern Corp.	158	41,829

Semiconductors & Semiconductor Equipment — 1.2%

Intel Corp.	582	32,691

ON Semiconductor Corp. *	552	21,111

		53,802

Specialty Retail — 1.2%

AutoNation, Inc. * (a)	540	51,233

INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 1.0%

Seagate Technology Holdings plc (Ireland)	510	44,853

Textiles, Apparel & Luxury Goods — 0.9%

Tapestry, Inc. *	911	39,601

Total Common Stocks (Cost $3,745,029)		4,274,645

Short-Term Investments — 2.0%

Investment Companies — 1.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $57,325)	57,297	57,325

Investment of Cash Collateral from Securities Loaned — 0.7%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	7,896	7,897

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	23,462	23,462

Total Investment of Cash Collateral from Securities Loaned (Cost $31,359)		31,359

Total Short-Term Investments (Cost $88,684)		88,684

Total Investments — 100.5% (Cost $3,833,713)		4,363,329
Liabilities in Excess of Other Assets — (0.5)%		(21,859)

NET ASSETS — 100.0%		4,341,470

Percentages indicated are based on net assets.

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $30,637.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%

Aerospace & Defense — 0.8%

Raytheon Technologies Corp.	25	2,141

Air Freight & Logistics — 0.3%

United Parcel Service, Inc., Class B	5	957

Airlines — 0.7%

Delta Air Lines, Inc. *	44	1,916

Auto Components — 0.9%

Lear Corp.	14	2,366

Banks — 9.8%

Bank of America Corp.	197	8,134

Citigroup, Inc.	82	5,785

Citizens Financial Group, Inc.	50	2,312

Sterling Bancorp	71	1,768

Truist Financial Corp.	17	944

Wells Fargo & Co.	86	3,908

Western Alliance Bancorp	23	2,145

Zions Bancorp NA	36	1,887

		26,883

Biotechnology — 2.6%

AbbVie, Inc.	38	4,266

Biogen, Inc. *	4	1,489

Exelixis, Inc. *	29	525

Horizon Therapeutics plc *	9	815

		7,095

Building Products — 2.7%

Johnson Controls International plc	42	2,882

Trane Technologies plc	24	4,457

		7,339

Capital Markets — 2.4%

Affiliated Managers Group, Inc.	9	1,326

Ameriprise Financial, Inc.	2	448

Goldman Sachs Group, Inc. (The)	10	3,606

Jefferies Financial Group, Inc.	40	1,371

		6,751

Chemicals — 2.5%

Celanese Corp.	10	1,471

DuPont de Nemours, Inc.	43	3,289

Eastman Chemical Co.	7	829

Huntsman Corp.	52	1,390

		6,979

Commercial Services & Supplies — 0.4%

Republic Services, Inc.	10	1,122

INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.9%

Cisco Systems, Inc.	47	2,465

Construction & Engineering — 0.9%

AECOM *	21	1,298

Quanta Services, Inc.	12	1,078

		2,376

Consumer Finance — 2.5%

Ally Financial, Inc.	46	2,312

Capital One Financial Corp.	10	1,470

Discover Financial Services	7	864

Synchrony Financial	48	2,343

		6,989

Containers & Packaging — 1.5%

Berry Global Group, Inc. *	32	2,061

Crown Holdings, Inc.	19	1,973

		4,034

Diversified Consumer Services — 0.4%

H&R Block, Inc.	47	1,092

Diversified Financial Services — 2.2%

Berkshire Hathaway, Inc., Class B *	16	4,377

Voya Financial, Inc.	29	1,759

		6,136

Diversified Telecommunication Services — 2.5%

Verizon Communications, Inc.	124	6,920

Electric Utilities — 2.4%

Exelon Corp.	76	3,372

NextEra Energy, Inc.	33	2,382

Southern Co. (The)	14	865

		6,619

Electrical Equipment — 1.9%

Eaton Corp. plc	36	5,320

Entertainment — 0.4%

Walt Disney Co. (The) *	6	1,002

Equity Real Estate Investment Trusts (REITs) — 2.6%

Essex Property Trust, Inc.	6	1,770

Invitation Homes, Inc.	54	2,029

Kilroy Realty Corp.	14	982

VEREIT, Inc.	26	1,214

VICI Properties, Inc.	40	1,247

		7,242

Food & Staples Retailing — 1.1%

Sysco Corp.	39	3,009

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	61

JPMorgan U.S. Applied Data Science Value Fund

(formerly known as JPMorgan Intrepid Value Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Food Products — 1.8%

Bunge Ltd.	25	1,930

Mondelez International, Inc., Class A	18	1,111

Tyson Foods, Inc., Class A	28	2,037

		5,078

Health Care Equipment & Supplies — 2.3%

Medtronic plc	51	6,343

Health Care Providers & Services — 3.8%

Anthem, Inc.	14	5,384

Centene Corp. *	17	1,254

Cigna Corp.	7	1,683

HCA Healthcare, Inc.	7	1,427

McKesson Corp.	4	841

		10,589

Hotels, Restaurants & Leisure — 2.6%

Darden Restaurants, Inc.	13	1,964

Expedia Group, Inc. *	13	2,161

Las Vegas Sands Corp. *	19	1,006

Travel + Leisure Co.	35	2,075

		7,206

Household Durables — 1.3%

PulteGroup, Inc.	24	1,326

Whirlpool Corp.	10	2,158

		3,484

Household Products — 1.8%

Procter & Gamble Co. (The)	23	3,103

Spectrum Brands Holdings, Inc.	23	1,939

		5,042

Insurance — 2.2%

Allstate Corp. (The)	12	1,591

MetLife, Inc.	13	790

Prudential Financial, Inc.	22	2,204

Travelers Cos., Inc. (The)	10	1,437

		6,022

Interactive Media & Services — 3.7%

Alphabet, Inc., Class A *	2	4,029

Alphabet, Inc., Class C *	2	5,112

Zillow Group, Inc., Class C *	9	1,076

		10,217

Internet & Direct Marketing Retail — 0.4%

Qurate Retail, Inc., Series A	82	1,067

INVESTMENTS	SHARES (000)	VALUE ($000)

IT Services — 0.7%

DXC Technology Co. *	29	1,118

Mastercard, Inc., Class A	2	898

		2,016

Leisure Products — 0.6%

Brunswick Corp.	16	1,564

Life Sciences Tools & Services — 1.4%

Agilent Technologies, Inc.	18	2,646

IQVIA Holdings, Inc. *	5	1,187

		3,833

Machinery — 2.8%

AGCO Corp.	12	1,512

Deere & Co.	6	1,940

Parker-Hannifin Corp.	7	2,218

Snap-on, Inc.	9	2,011

		7,681

Media — 3.0%

Charter Communications, Inc., Class A *	5	3,427

Comcast Corp., Class A	38	2,161

Fox Corp., Class B	22	764

Nexstar Media Group, Inc., Class A	5	769

Omnicom Group, Inc.	16	1,248

		8,369

Metals & Mining — 0.9%

Freeport-McMoRan, Inc.	68	2,535

Multiline Retail — 1.3%

Target Corp.	15	3,723

Multi-Utilities — 1.8%

Dominion Energy, Inc.	45	3,274

Sempra Energy	13	1,735

		5,009

Oil, Gas & Consumable Fuels — 5.7%

Cheniere Energy, Inc. *	25	2,203

Chevron Corp.	12	1,294

Cimarex Energy Co.	36	2,614

ConocoPhillips	27	1,645

EOG Resources, Inc.	21	1,761

Exxon Mobil Corp.	40	2,536

Kinder Morgan, Inc.	129	2,355

Williams Cos., Inc. (The)	52	1,370

		15,778

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Pharmaceuticals — 3.1%

Bristol-Myers Squibb Co.	77	5,132

Jazz Pharmaceuticals plc *	13	2,309

Johnson & Johnson	7	1,203

		8,644

Professional Services — 0.5%

ManpowerGroup, Inc.	11	1,296

Real Estate Management & Development — 0.8%

CBRE Group, Inc., Class A *	26	2,195

Road & Rail — 1.9%

CSX Corp.	91	2,919

Old Dominion Freight Line, Inc.	6	1,497

Union Pacific Corp.	4	858

		5,274

Semiconductors & Semiconductor Equipment — 3.4%

Intel Corp.	33	1,875

Lam Research Corp.	7	4,549

Qorvo, Inc. *	5	880

QUALCOMM, Inc.	14	1,958

		9,262

Software — 2.2%

Dropbox, Inc., Class A *	20	597

Microsoft Corp.	15	4,036

Oracle Corp.	20	1,557

		6,190

Specialty Retail — 1.1%

Foot Locker, Inc.	18	1,079

Lowe’s Cos., Inc.	10	1,959

		3,038

INVESTMENTS	SHARES (000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 1.2%

Dell Technologies, Inc., Class C *	14	1,435

Hewlett Packard Enterprise Co.	134	1,950

		3,385

Tobacco — 1.6%

Altria Group, Inc.	69	3,270

Philip Morris International, Inc.	12	1,160

		4,430

Trading Companies & Distributors — 0.7%

United Rentals, Inc. *	6	1,850

Total Common Stocks (Cost $195,324)		267,873

Short-Term Investments — 3.3%

Investment Companies — 3.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $9,182)	9,178	9,182

Total Investments — 100.3% (Cost $204,506)		277,055
Liabilities in Excess of Other Assets — (0.3)%		(776)

NET ASSETS — 100.0%		276,279

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	36	09/2021	USD	7,719	107

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	63

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.0%

Aerospace & Defense — 1.1%

Northrop Grumman Corp.	612	222,320

Automobiles — 1.9%

Tesla, Inc. *	557	378,711

Banks — 6.7%

SVB Financial Group * (a)	115	63,992

Truist Financial Corp.	8,531	473,445

US Bancorp (a)	5,880	334,976

Wells Fargo & Co.	9,904	448,535

		1,320,948

Beverages — 2.8%

Coca-Cola Co. (The)	10,442	565,038

Biotechnology — 4.1%

AbbVie, Inc.	4,403	495,903

Biogen, Inc. *	511	176,810

Regeneron Pharmaceuticals, Inc. *	248	138,434

		811,147

Capital Markets — 4.7%

Ameriprise Financial, Inc.	931	231,607

Morgan Stanley	4,214	386,389

S&P Global, Inc.	747	306,797

		924,793

Chemicals — 2.5%

Eastman Chemical Co.	2,079	242,761

PPG Industries, Inc.	1,469	249,457

		492,218

Containers & Packaging — 0.5%

Crown Holdings, Inc.	956	97,702

Electric Utilities — 4.1%

NextEra Energy, Inc.	6,386	467,988

Xcel Energy, Inc.	5,142	338,732

		806,720

Electrical Equipment — 3.2%

Eaton Corp. plc	4,283	634,717

Entertainment — 0.2%

Netflix, Inc. *	83	43,756

Equity Real Estate Investment Trusts (REITs) — 2.9%

Prologis, Inc.	4,731	565,555

Health Care Equipment & Supplies — 2.5%

Boston Scientific Corp. *	6,683	285,782

Intuitive Surgical, Inc. *	227	209,131

		494,913

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 1.6%

Cigna Corp.	1,358	321,870

Hotels, Restaurants & Leisure — 4.9%

Marriott International, Inc., Class A *	2,553	348,587

McDonald’s Corp.	2,116	488,757

Yum! Brands, Inc.	1,139	130,998

		968,342

Insurance — 1.0%

Progressive Corp. (The)	1,962	192,696

Interactive Media & Services — 8.3%

Alphabet, Inc., Class A *	570	1,391,047

Facebook, Inc., Class A *	772	268,366

		1,659,413

Internet & Direct Marketing Retail — 5.4%

Amazon.com, Inc. *	309	1,064,547

IT Services — 6.4%

Affirm Holdings, Inc. * (a)	866	58,293

FleetCor Technologies, Inc. *	796	203,700

Mastercard, Inc., Class A	2,389	872,221

Shopify, Inc., Class A (Canada) *	66	95,808

Visa, Inc., Class A	153	35,872

		1,265,894

Machinery — 1.3%

Deere & Co.	425	150,061

Stanley Black & Decker, Inc.	548	112,283

		262,344

Media — 0.6%

Charter Communications, Inc., Class A *	161	116,001

Oil, Gas & Consumable Fuels — 0.3%

Pioneer Natural Resources Co.	378	61,408

Pharmaceuticals — 3.2%

Bristol-Myers Squibb Co.	5,426	362,554

Eli Lilly & Co.	1,228	281,782

		644,336

Professional Services — 1.5%

Leidos Holdings, Inc.	2,870	290,185

Road & Rail — 3.2%

Norfolk Southern Corp.	2,357	625,614

Semiconductors & Semiconductor Equipment — 7.5%

Advanced Micro Devices, Inc. *	2,444	229,526

Analog Devices, Inc.	3,601	619,986

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Semiconductors & Semiconductor Equipment — continued

ASML Holding NV (Registered), NYRS (Netherlands)	348	240,681

Lam Research Corp.	188	122,303

NXP Semiconductors NV (China)	1,412	290,539

		1,503,035

Software — 7.5%

Ceridian HCM Holding, Inc. * (a)	1,094	104,906

Microsoft Corp.	5,184	1,404,408

		1,509,314

Specialty Retail — 3.5%

Lowe’s Cos., Inc.	1,814	351,852

O’Reilly Automotive, Inc. *	310	175,690

Ross Stores, Inc.	1,339	166,054

		693,596

Technology Hardware, Storage & Peripherals — 5.6%

Apple, Inc.	8,098	1,109,071

Total Common Stocks (Cost $11,230,397)		19,646,204

Short-Term Investments — 1.3%

Investment Companies — 1.1%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $228,846)	228,732	228,846

INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	26,995	26,995

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	3,506	3,506

Total Investment of Cash Collateral from Securities Loaned (Cost $30,504)		30,501

Total Short-Term Investments (Cost $259,350)		259,347

Total Investments — 100.3% (Cost $11,489,747)		19,905,551
Liabilities in Excess of Other Assets — (0.3)%		(61,900)

NET ASSETS — 100.0%		19,843,651

Percentages indicated are based on net assets.

Abbreviations

NYRS	New York Registry Shares

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $30,132.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	538	09/2021	USD	115,361	1,940

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	65

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%

Air Freight & Logistics — 0.3%

United Parcel Service, Inc., Class B	21	4,347

Automobiles — 2.3%

Tesla, Inc. *	44	29,975

Beverages — 0.2%

Coca-Cola Co. (The)	58	3,128

Biotechnology — 3.6%

AbbVie, Inc.	236	26,635

Biogen, Inc. *	14	4,882

Exelixis, Inc. *	209	3,810

Seagen, Inc. *	38	5,952

Vertex Pharmaceuticals, Inc. *	30	5,988

		47,267

Building Products — 1.6%

Allegion plc	41	5,656

Fortune Brands Home & Security, Inc.	39	3,845

Trane Technologies plc	63	11,545

		21,046

Capital Markets — 0.4%

S&P Global, Inc.	13	5,459

Commercial Services & Supplies — 0.5%

Waste Management, Inc.	43	6,081

Construction & Engineering — 0.6%

Quanta Services, Inc.	82	7,418

Consumer Finance — 0.5%

Capital One Financial Corp.	40	6,188

Containers & Packaging — 0.4%

Berry Global Group, Inc. *	75	4,878

Entertainment — 1.0%

Electronic Arts, Inc.	28	4,013

Netflix, Inc. *	17	9,138

		13,151

Equity Real Estate Investment Trusts (REITs) — 1.5%

American Tower Corp.	38	10,184

Equinix, Inc.	11	8,989

		19,173

Food & Staples Retailing — 1.1%

Costco Wholesale Corp.	13	5,302

Sysco Corp.	122	9,470

		14,772

INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — 1.7%

Bunge Ltd.	65	5,095

Hershey Co. (The)	59	10,242

Mondelez International, Inc., Class A	108	6,731

		22,068

Health Care Equipment & Supplies — 1.8%

Medtronic plc	105	13,008

Stryker Corp.	38	9,974

		22,982

Health Care Providers & Services — 2.2%

Anthem, Inc.	13	5,116

HCA Healthcare, Inc.	39	7,980

Humana, Inc.	17	7,659

UnitedHealth Group, Inc.	19	7,408

		28,163

Health Care Technology — 0.7%

Cerner Corp.	123	9,629

Hotels, Restaurants & Leisure — 2.4%

Airbnb, Inc., Class A *	18	2,784

Booking Holdings, Inc. *	4	7,877

Darden Restaurants, Inc.	38	5,489

Expedia Group, Inc. *	57	9,365

Las Vegas Sands Corp. *	111	5,854

		31,369

Household Durables — 1.0%

PulteGroup, Inc.	114	6,210

Toll Brothers, Inc.	111	6,417

		12,627

Household Products — 1.2%

Procter & Gamble Co. (The)	112	15,153

Insurance — 0.5%

Arch Capital Group Ltd. *	98	3,808

Progressive Corp. (The)	26	2,593

		6,401

Interactive Media & Services — 10.8%

Alphabet, Inc., Class A *	14	34,429

Alphabet, Inc., Class C *	14	34,587

Facebook, Inc., Class A *	187	65,021

Zillow Group, Inc., Class C *	63	7,749

		141,786

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Internet & Direct Marketing Retail — 7.5%

Amazon.com, Inc. *	24	81,876

eBay, Inc.	231	16,204

		98,080

IT Services — 6.0%

Mastercard, Inc., Class A	114	41,766

PayPal Holdings, Inc. *	84	24,339

Visa, Inc., Class A	52	12,112

		78,217

Life Sciences Tools & Services — 1.6%

Agilent Technologies, Inc.	82	12,165

Thermo Fisher Scientific, Inc.	16	8,122

		20,287

Machinery — 1.3%

Deere & Co.	14	5,079

Parker-Hannifin Corp.	18	5,405

Toro Co. (The)	60	6,637

		17,121

Media — 0.7%

Altice USA, Inc., Class A *	274	9,365

Multiline Retail — 1.0%

Target Corp.	53	12,764

Oil, Gas & Consumable Fuels — 0.6%

Cheniere Energy, Inc. *	96	8,344

Pharmaceuticals — 0.7%

Bristol-Myers Squibb Co.	145	9,709

Road & Rail — 2.2%

CSX Corp.	374	11,991

Lyft, Inc., Class A *	177	10,723

Old Dominion Freight Line, Inc.	26	6,650

		29,364

Semiconductors & Semiconductor Equipment — 7.2%

Applied Materials, Inc.	135	19,196

Lam Research Corp.	39	25,312

NVIDIA Corp.	21	16,962

NXP Semiconductors NV (China)	72	14,730

Qorvo, Inc. *	25	4,793

Texas Instruments, Inc.	67	12,942

		93,935

Software — 20.1%

Adobe, Inc. *	62	36,251

Cadence Design Systems, Inc. *	84	11,424

INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued

Dropbox, Inc., Class A *	357	10,833

Fortinet, Inc. *	52	12,457

HubSpot, Inc. *	8	4,603

Intuit, Inc.	60	29,263

Microsoft Corp.	462	125,225

Palo Alto Networks, Inc. *	28	10,278

PTC, Inc. *	57	7,995

VMware, Inc., Class A * (a)	22	3,487

Workday, Inc., Class A *	49	11,746

		263,562

Specialty Retail — 2.8%

AutoZone, Inc. *	4	6,417

L Brands, Inc.	106	7,617

Lowe’s Cos., Inc.	117	22,713

		36,747

Technology Hardware, Storage & Peripherals — 9.6%

Apple, Inc.	833	114,020

Dell Technologies, Inc., Class C *	57	5,641

Hewlett Packard Enterprise Co.	375	5,463

		125,124

Total Common Stocks (Cost $712,894)		1,275,680

Short-Term Investments — 2.6%

Investment Companies — 2.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (b) (c) (Cost $31,107)	31,095	31,110

Investment of Cash Collateral from Securities Loaned — 0.2%

JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (b) (c)	1,994	1,994

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	915	915

Total Investment of Cash Collateral from Securities Loaned (Cost $2,909)		2,909

Total Short-Term Investments (Cost $34,016)		34,019

Total Investments — 100.2% (Cost $746,910)		1,309,699
Liabilities in Excess of Other Assets — (0.2)%		(2,111)

NET ASSETS — 100.0%		1,307,588

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	67

JPMorgan U.S. GARP Equity Fund

(formerly known as JPMorgan Intrepid Growth Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

(a)	The security or a portion of this security is on loan at June 30, 2021. The total value of securities on loan at June 30, 2021 is $2,790.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	148	09/2021	USD	31,735	512

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 125.0%
Common Stocks — 124.6%

Aerospace & Defense — 2.0%

Howmet Aerospace, Inc. *	134	4,629

Northrop Grumman Corp. (a)	40	14,465

Raytheon Technologies Corp.	341	29,113

TransDigm Group, Inc. *	6	4,189

		52,396

Air Freight & Logistics — 0.6%

FedEx Corp.	18	5,275

United Parcel Service, Inc., Class B	52	10,891

		16,166

Airlines — 0.2%

Southwest Airlines Co. *	93	4,927

Auto Components — 0.7%

Aptiv plc *	9	1,357

Magna International, Inc. (Canada) (a)	179	16,543

		17,900

Banks — 4.6%

Bank of America Corp. (a)	646	26,630

SVB Financial Group *	49	27,362

Truist Financial Corp.	401	22,244

Wells Fargo & Co.	990	44,829

		121,065

Beverages — 1.8%

Coca-Cola Co. (The) (a)	487	26,341

PepsiCo, Inc. (a)	140	20,730

		47,071

Biotechnology — 3.6%

AbbVie, Inc. (a)	339	38,213

Biogen, Inc. * (a)	51	17,582

BioMarin Pharmaceutical, Inc. *	96	8,001

Regeneron Pharmaceuticals, Inc. *	29	16,047

Vertex Pharmaceuticals, Inc. *	78	15,631

		95,474

Building Products — 1.5%

Fortune Brands Home & Security, Inc.	21	2,075

Johnson Controls International plc	59	4,048

Trane Technologies plc	184	33,879

		40,002

Capital Markets — 2.7%

Ameriprise Financial, Inc.	10	2,522

Charles Schwab Corp. (The)	318	23,125

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

CME Group, Inc.	55	11,665

Morgan Stanley (a)	347	31,796

State Street Corp.	46	3,785

		72,893

Chemicals — 4.4%

Air Products and Chemicals, Inc.	57	16,514

Celanese Corp.	132	19,984

DuPont de Nemours, Inc.	277	21,441

Eastman Chemical Co.	135	15,805

Linde plc (United Kingdom)	106	30,695

PPG Industries, Inc.	77	13,003

		117,442

Consumer Finance — 2.0%

American Express Co.	134	22,199

Capital One Financial Corp.	194	29,946

		52,145

Diversified Financial Services — 0.2%

Voya Financial, Inc.	78	4,776

Electric Utilities — 2.3%

Duke Energy Corp.	37	3,695

Evergy, Inc.	63	3,824

FirstEnergy Corp.	233	8,682

NextEra Energy, Inc.	370	27,096

Xcel Energy, Inc.	255	16,791

		60,088

Electrical Equipment — 1.0%

Eaton Corp. plc	175	25,997

Electronic Equipment, Instruments & Components — 0.0% (b)

Corning, Inc.	20	816

Energy Equipment & Services — 0.2%

Baker Hughes Co. (a)	238	5,438

Entertainment — 1.1%

Electronic Arts, Inc. (a)	55	7,965

Endeavor Group Holdings, Inc., Class A *	225	6,234

Netflix, Inc. * (a)	30	15,613

		29,812

Equity Real Estate Investment Trusts (REITs) — 3.4%

American Homes 4 Rent, Class A	137	5,312

Brixmor Property Group, Inc.	324	7,413

Camden Property Trust	21	2,740

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	69

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Equity Real Estate Investment Trusts (REITs) — continued

Cousins Properties, Inc.	137	5,041

Host Hotels & Resorts, Inc. *	325	5,551

Invitation Homes, Inc.	186	6,932

Kimco Realty Corp.	167	3,483

Prologis, Inc.	156	18,701

SBA Communications Corp.	27	8,686

Sun Communities, Inc.	82	14,127

UDR, Inc.	148	7,228

Ventas, Inc.	75	4,271

		89,485

Food & Staples Retailing — 0.2%

Costco Wholesale Corp.	10	3,978

Food Products — 1.0%

Hershey Co. (The)	39	6,770

Mondelez International, Inc., Class A (a)	302	18,830

		25,600

Health Care Equipment & Supplies — 3.7%

Abbott Laboratories	35	4,089

Boston Scientific Corp. * (a)	522	22,307

Danaher Corp.	20	5,375

Intuitive Surgical, Inc. * (a)	6	5,337

Medtronic plc	260	32,307

Teleflex, Inc.	6	2,432

Zimmer Biomet Holdings, Inc. (a)	156	25,008

		96,855

Health Care Providers & Services — 3.4%

Centene Corp. *	226	16,479

Cigna Corp. (a)	108	25,566

CVS Health Corp. (a)	65	5,423

UnitedHealth Group, Inc. (a)	107	43,015

		90,483

Hotels, Restaurants & Leisure — 3.3%

Booking Holdings, Inc. *	12	25,481

Darden Restaurants, Inc.	47	6,845

Hilton Worldwide Holdings, Inc. *	51	6,107

Las Vegas Sands Corp. *	108	5,678

McDonald’s Corp.	77	17,713

Royal Caribbean Cruises Ltd. *	31	2,640

Yum! Brands, Inc.	198	22,785

		87,249

INVESTMENTS	SHARES (000)	VALUE ($000)

Household Durables — 0.4%

KB Home	102	4,167

Toll Brothers, Inc.	117	6,739

		10,906

Household Products — 1.2%

Procter & Gamble Co. (The)	245	33,012

Insurance — 1.5%

Arthur J Gallagher & Co.	18	2,492

Chubb Ltd.	79	12,588

Hartford Financial Services Group, Inc. (The) (a)	137	8,517

Marsh & McLennan Cos., Inc.	25	3,507

Prudential Financial, Inc.	118	12,047

		39,151

Interactive Media & Services — 9.2%

Alphabet, Inc., Class A * (a)	43	105,065

Alphabet, Inc., Class C * (a)	15	37,657

Facebook, Inc., Class A * (a)	252	87,531

Pinterest, Inc., Class A *	33	2,624

ZoomInfo Technologies, Inc., Class A * (a)	242	12,613

		245,490

Internet & Direct Marketing Retail — 5.5%

Amazon.com, Inc. * (a)	42	144,759

DoorDash, Inc., Class A *	8	1,338

		146,097

IT Services — 6.5%

Fidelity National Information Services, Inc.	62	8,801

Fiserv, Inc. * (a)	82	8,792

FleetCor Technologies, Inc. *	29	7,459

Mastercard, Inc., Class A (a)	215	78,466

PayPal Holdings, Inc. * (a)	149	43,453

Shopify, Inc., Class A (Canada) *	2	2,769

WEX, Inc. *	121	23,379

		173,119

Life Sciences Tools & Services — 1.6%

Thermo Fisher Scientific, Inc. (a)	84	42,428

Machinery — 4.7%

Deere & Co.	72	25,276

Dover Corp.	18	2,678

Ingersoll Rand, Inc. *	779	38,033

Parker-Hannifin Corp.	67	20,578

Stanley Black & Decker, Inc.	180	36,967

		123,532

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued

Media — 2.7%

Charter Communications, Inc., Class A * (a)	32	22,727

Comcast Corp., Class A (a)	635	36,211

Discovery, Inc., Class C *	365	10,566

Fox Corp., Class A	63	2,322

		71,826

Metals & Mining — 0.4%

Freeport-McMoRan, Inc.	284	10,524

Multi-Utilities — 1.0%

CenterPoint Energy, Inc.	597	14,633

Sempra Energy (a)	93	12,324

		26,957

Oil, Gas & Consumable Fuels — 5.0%

Cheniere Energy, Inc. *	55	4,809

Chevron Corp.	126	13,239

Cimarex Energy Co.	98	7,106

ConocoPhillips (a)	616	37,511

Diamondback Energy, Inc.	416	39,077

Phillips 66	46	3,922

Pioneer Natural Resources Co. (a)	121	19,617

TC Energy Corp. (Canada)	169	8,352

		133,633

Personal Products — 0.9%

Estee Lauder Cos., Inc. (The), Class A	76	24,056

Pharmaceuticals — 2.8%

Bristol-Myers Squibb Co. (a)	433	28,909

Elanco Animal Health, Inc. *	81	2,819

Eli Lilly & Co.	173	39,670

Organon & Co. *	91	2,754

		74,152

Professional Services — 1.2%

Booz Allen Hamilton Holding Corp.	93	7,943

IHS Markit Ltd.	12	1,373

Leidos Holdings, Inc.	213	21,529

		30,845

Road & Rail — 4.5%

Canadian Pacific Railway Ltd. (Canada)	53	4,107

CSX Corp.	378	12,121

Lyft, Inc., Class A *	532	32,190

Norfolk Southern Corp. (a)	182	48,377

Old Dominion Freight Line, Inc.	16	4,021

Union Pacific Corp. (a)	88	19,341

		120,157

INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 8.9%

Advanced Micro Devices, Inc. *	346	32,537

Analog Devices, Inc. (a)	339	58,355

KLA Corp.	2	750

Lam Research Corp.	46	30,029

Microchip Technology, Inc. (a)	2	271

Micron Technology, Inc. * (a)	83	7,087

NVIDIA Corp. (a)	42	33,216

NXP Semiconductors NV (China)	324	66,673

ON Semiconductor Corp. *	59	2,268

Texas Instruments, Inc. (a)	23	4,396

		235,582

Software — 10.3%

Ceridian HCM Holding, Inc. *	236	22,640

Coupa Software, Inc. *	11	2,990

Intuit, Inc.	78	38,240

Microsoft Corp. (a)	686	185,840

Oracle Corp.	35	2,689

salesforce.com, Inc. * (a)	34	8,209

Workday, Inc., Class A *	61	14,577

		275,185

Specialty Retail — 4.5%

AutoZone, Inc. * (a)	9	13,027

Burlington Stores, Inc. *	12	4,009

Home Depot, Inc. (The) (a)	42	13,489

Lowe’s Cos., Inc.	202	39,231

O’Reilly Automotive, Inc. *	68	38,542

TJX Cos., Inc. (The)	166	11,195

		119,493

Technology Hardware, Storage & Peripherals — 6.0%

Apple, Inc. (a)	888	121,590

Hewlett Packard Enterprise Co.	501	7,312

Seagate Technology Holdings plc (Ireland)	332	29,192

		158,094

Textiles, Apparel & Luxury Goods — 1.1%

NIKE, Inc., Class B	191	29,441

Wireless Telecommunication Services — 0.8%

T-Mobile US, Inc. *	152	22,011

Total Common Stocks (Cost $1,676,033)		3,303,749

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	71

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 0.4%

Investment Companies — 0.4%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (c) (d) (Cost $11,580)	11,574	11,580

Total Long Positions (Cost $1,687,613)		3,315,329

Short Positions — (25.1)%
Common Stocks — (25.1)%

Aerospace & Defense — (0.8)%

Boeing Co. (The) *	(13)	(3,229)

Hexcel Corp. *	(106)	(6,609)

Huntington Ingalls Industries, Inc.	(26)	(5,444)

L3Harris Technologies, Inc.	(6)	(1,261)

Lockheed Martin Corp.	(3)	(1,306)

Textron, Inc.	(49)	(3,398)

		(21,247)

Air Freight & Logistics — (0.4)%

CH Robinson Worldwide, Inc.	(80)	(7,482)

Expeditors International of Washington, Inc.	(27)	(3,453)

		(10,935)

Auto Components — (0.2)%

Autoliv, Inc. (Sweden)	(44)	(4,278)

Banks — (0.6)%

Citizens Financial Group, Inc.	(96)	(4,402)

Huntington Bancshares, Inc.	(351)	(5,012)

KeyCorp	(137)	(2,819)

Regions Financial Corp.	(129)	(2,608)

		(14,841)

Beverages — 0.0% (b)

Brown-Forman Corp., Class B	(14)	(1,052)

Biotechnology — (0.5)%

Amgen, Inc.	(36)	(8,809)

Gilead Sciences, Inc.	(55)	(3,788)

Moderna, Inc. *	(5)	(1,111)

		(13,708)

Building Products — (0.3)%

Allegion plc	(38)	(5,294)

Lennox International, Inc.	(8)	(2,754)

		(8,048)

Capital Markets — (0.8)%

Goldman Sachs Group, Inc. (The)	(14)	(5,431)

Moody’s Corp.	(21)	(7,497)

MSCI, Inc.	(11)	(6,128)

INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued

Northern Trust Corp.	(11)	(1,312)

		(20,368)

Chemicals — (0.2)%

Dow, Inc.	(38)	(2,403)

LyondellBasell Industries NV, Class A	(12)	(1,194)

RPM International, Inc.	(30)	(2,627)

		(6,224)

Commercial Services & Supplies — (0.3)%

Republic Services, Inc.	(65)	(7,203)

Communications Equipment — (0.1)%

Cisco Systems, Inc.	(50)	(2,644)

Consumer Finance — (0.2)%

Discover Financial Services	(45)	(5,356)

Containers & Packaging — (1.0)%

Ball Corp.	(48)	(3,906)

International Paper Co.	(87)	(5,332)

Packaging Corp. of America	(11)	(1,522)

Sealed Air Corp.	(22)	(1,318)

Silgan Holdings, Inc.	(64)	(2,671)

Sonoco Products Co.	(91)	(6,063)

Westrock Co.	(84)	(4,480)

		(25,292)

Diversified Telecommunication Services — (1.0)%

AT&T, Inc.	(378)	(10,867)

Lumen Technologies, Inc.	(534)	(7,257)

Verizon Communications, Inc.	(132)	(7,415)

		(25,539)

Electric Utilities — (0.7)%

American Electric Power Co., Inc.	(59)	(4,976)

Pinnacle West Capital Corp.	(45)	(3,674)

Southern Co. (The)	(159)	(9,643)

		(18,293)

Electrical Equipment — (0.4)%

Acuity Brands, Inc.	(41)	(7,688)

Hubbell, Inc.	(14)	(2,693)

Rockwell Automation, Inc.	(5)	(1,420)

		(11,801)

Electronic Equipment, Instruments & Components — (0.2)%

Cognex Corp.	(64)	(5,402)

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Energy Equipment & Services — (0.4)%

Halliburton Co.	(343)	(7,936)

Schlumberger NV	(119)	(3,799)

		(11,735)

Entertainment — (1.4)%

AMC Entertainment Holdings, Inc., Class A *	(178)	(10,107)

Spotify Technology SA *	(32)	(8,736)

Take-Two Interactive Software, Inc. *	(98)	(17,285)

		(36,128)

Equity Real Estate Investment Trusts (REITs) — (1.6)%

AvalonBay Communities, Inc.	(14)	(2,830)

Crown Castle International Corp.	(8)	(1,575)

Duke Realty Corp.	(111)	(5,235)

Equity Residential	(55)	(4,221)

Iron Mountain, Inc.	(270)	(11,417)

National Retail Properties, Inc.	(88)	(4,133)

Realty Income Corp.	(58)	(3,877)

Simon Property Group, Inc.	(60)	(7,858)

SL Green Realty Corp.	(20)	(1,583)

Vornado Realty Trust	(28)	(1,291)

		(44,020)

Food & Staples Retailing — (1.2)%

Albertsons Cos., Inc., Class A	(197)	(3,875)

Kroger Co. (The)	(384)	(14,693)

Walgreens Boots Alliance, Inc.	(110)	(5,772)

Walmart, Inc.	(54)	(7,653)

		(31,993)

Food Products — (0.8)%

Campbell Soup Co.	(149)	(6,796)

Conagra Brands, Inc.	(117)	(4,248)

General Mills, Inc.	(21)	(1,281)

Kellogg Co.	(120)	(7,745)

		(20,070)

Gas Utilities — (0.1)%

National Fuel Gas Co.	(52)	(2,722)

Health Care Equipment & Supplies — (0.5)%

Baxter International, Inc.	(85)	(6,882)

Stryker Corp.	(29)	(7,476)

		(14,358)

Health Care Providers & Services — (0.1)%

Henry Schein, Inc. *	(34)	(2,540)

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Technology — (0.3)%

Cerner Corp.	(92)	(7,175)

Hotels, Restaurants & Leisure — (0.1)%

Starbucks Corp.	(34)	(3,811)

Household Durables — (0.1)%

NVR, Inc. *	— (e)	(1,268)

PulteGroup, Inc.	(25)	(1,364)

		(2,632)

Household Products — (0.7)%

Clorox Co. (The)	(82)	(14,763)

Colgate-Palmolive Co.	(54)	(4,426)

		(19,189)

Industrial Conglomerates — (0.9)%

3M Co.	(75)	(14,915)

General Electric Co.	(673)	(9,054)

		(23,969)

Insurance — (0.4)%

Allstate Corp. (The)	(76)	(9,867)

Axis Capital Holdings Ltd.	(25)	(1,223)

		(11,090)

IT Services — (1.1)%

Automatic Data Processing, Inc.	(23)	(4,514)

Cognizant Technology Solutions Corp., Class A	(35)	(2,409)

Infosys Ltd., ADR (India)	(181)	(3,842)

International Business Machines Corp.	(12)	(1,707)

Paychex, Inc.	(40)	(4,289)

Snowflake, Inc., Class A *	(25)	(5,988)

Western Union Co. (The)	(250)	(5,746)

		(28,495)

Life Sciences Tools & Services — (0.2)%

Waters Corp. *	(12)	(4,011)

Machinery — (0.4)%

Caterpillar, Inc.	(35)	(7,593)

Illinois Tool Works, Inc.	(7)	(1,587)

PACCAR, Inc.	(29)	(2,555)

		(11,735)

Media — (1.5)%

Discovery, Inc., Class A *	(316)	(9,709)

Interpublic Group of Cos., Inc. (The)	(282)	(9,172)

Omnicom Group, Inc.	(151)	(12,100)

ViacomCBS, Inc.	(169)	(7,659)

		(38,640)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	73

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued

Multiline Retail — (0.2)%

Macy’s, Inc. *	(329)	(6,232)

Multi-Utilities — (0.6)%

Consolidated Edison, Inc.	(154)	(11,064)

Dominion Energy, Inc.	(66)	(4,888)

		(15,952)

Oil, Gas & Consumable Fuels — (1.6)%

APA Corp.	(261)	(5,655)

Devon Energy Corp.	(142)	(4,141)

Enbridge, Inc. (Canada)	(243)	(9,722)

Exxon Mobil Corp.	(205)	(12,913)

Hess Corp.	(47)	(4,127)

HollyFrontier Corp.	(114)	(3,753)

Marathon Oil Corp.	(225)	(3,065)

		(43,376)

Pharmaceuticals — (0.3)%

Pfizer, Inc.	(180)	(7,039)

Road & Rail — (0.4)%

Canadian National Railway Co. (Canada)	(41)	(4,319)

JB Hunt Transport Services, Inc.	(16)	(2,549)

Werner Enterprises, Inc.	(85)	(3,769)

		(10,637)

Semiconductors & Semiconductor Equipment — (1.2)%

Broadcom, Inc.	(9)	(4,237)

Intel Corp.	(227)	(12,741)

QUALCOMM, Inc.	(99)	(14,136)

		(31,114)

Software — (0.4)%

Citrix Systems, Inc.	(28)	(3,281)

Palantir Technologies, Inc., Class A *	(225)	(5,918)

VMware, Inc., Class A *	(8)	(1,283)

		(10,482)

Technology Hardware, Storage & Peripherals — (0.6)%

HP, Inc.	(258)	(7,790)

NetApp, Inc.	(10)	(799)

Western Digital Corp. *	(66)	(4,693)

Xerox Holdings Corp.	(95)	(2,240)

		(15,522)

Trading Companies & Distributors — (0.2)%

Fastenal Co.	(103)	(5,355)

INVESTMENTS	SHARES (000)	VALUE ($000)

Water Utilities — (0.1)%

Essential Utilities, Inc.	(52)	(2,380)

Total Common Stocks (Proceeds $(622,852))		(664,633)

Total Short Positions (Proceeds $(622,852))		(664,633)

Total Investments — 99.9% (Cost $1,064,761)		2,650,696
Other Assets Less Liabilities — 0.1%		550

NET ASSETS — 100.0%		2,651,246

Percentages indicated are based on net assets.

Abbreviations

ADR	American Depositary Receipt

(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $896,235.
(b)	Amount rounds to less than 0.1% of net assets.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2021.
(e)	Amount rounds to less than one thousand.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.0%

Aerospace & Defense — 1.0%

General Dynamics Corp.	46	8,579

Northrop Grumman Corp.	49	17,847

Raytheon Technologies Corp.	307	26,207

		52,633

Air Freight & Logistics — 1.3%

FedEx Corp.	109	32,501

United Parcel Service, Inc., Class B	168	34,995

		67,496

Airlines — 0.3%

Delta Air Lines, Inc. *	131	5,648

Southwest Airlines Co. *	169	8,982

		14,630

Auto Components — 0.3%

Aptiv plc *	35	5,451

Magna International, Inc. (Canada)	124	11,484

		16,935

Automobiles — 1.6%

General Motors Co. *	191	11,326

Tesla, Inc. *	106	71,948

		83,274

Banks — 3.6%

Bank of America Corp.	660	27,194

Citigroup, Inc.	525	37,131

KeyCorp	112	2,314

Regions Financial Corp.	743	14,984

SVB Financial Group *	16	9,122

Truist Financial Corp.	298	16,556

US Bancorp	394	22,444

Wells Fargo & Co.	1,109	50,230

		179,975

Beverages — 1.0%

Coca-Cola Co. (The)	679	36,751

Constellation Brands, Inc., Class A	68	15,933

		52,684

Biotechnology — 2.1%

AbbVie, Inc.	468	52,741

Alexion Pharmaceuticals, Inc. *	29	5,372

Biogen, Inc. *	44	15,170

Regeneron Pharmaceuticals, Inc. *	25	13,975

Vertex Pharmaceuticals, Inc. *	100	20,177

		107,435

INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 1.1%

Johnson Controls International plc	103	7,041

Masco Corp.	263	15,490

Trane Technologies plc	192	35,396

		57,927

Capital Markets — 4.1%

Ameriprise Financial, Inc.	16	3,974

Charles Schwab Corp. (The)	68	4,965

Goldman Sachs Group, Inc. (The)	116	44,096

Intercontinental Exchange, Inc.	203	24,106

Morgan Stanley	402	36,887

S&P Global, Inc.	109	44,683

State Street Corp.	254	20,900

T. Rowe Price Group, Inc.	132	26,179

		205,790

Chemicals — 2.0%

Air Products and Chemicals, Inc.	22	6,244

Celanese Corp.	48	7,282

DuPont de Nemours, Inc.	212	16,405

Eastman Chemical Co.	202	23,637

Linde plc (United Kingdom)	52	14,982

LyondellBasell Industries NV, Class A	36	3,713

PPG Industries, Inc.	170	28,810

		101,073

Commercial Services & Supplies — 0.1%

Cintas Corp.	14	5,505

Communications Equipment — 0.4%

Cisco Systems, Inc.	304	16,121

Motorola Solutions, Inc.	13	2,912

		19,033

Consumer Finance — 0.5%

Capital One Financial Corp.	171	26,473

Containers & Packaging — 0.3%

Crown Holdings, Inc.	54	5,546

Westrock Co.	146	7,770

		13,316

Diversified Financial Services — 1.7%

Berkshire Hathaway, Inc., Class B *	295	81,964

Voya Financial, Inc.	51	3,119

		85,083

Diversified Telecommunication Services — 0.6%

Verizon Communications, Inc.	568	31,844

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	75

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Electric Utilities — 1.8%

Duke Energy Corp.	277	27,386

Evergy, Inc.	217	13,125

NextEra Energy, Inc.	503	36,876

Xcel Energy, Inc.	229	15,074

		92,461

Electrical Equipment — 0.7%

Eaton Corp. plc	230	34,125

Electronic Equipment, Instruments & Components — 0.1%

Amphenol Corp., Class A	80	5,445

Entertainment — 1.2%

Netflix, Inc. *	77	40,812

Walt Disney Co. (The) *	99	17,357

		58,169

Equity Real Estate Investment Trusts (REITs) — 1.8%

Camden Property Trust	97	12,935

Equinix, Inc.	27	21,914

Equity LifeStyle Properties, Inc.	57	4,206

Mid-America Apartment Communities, Inc.	61	10,240

Prologis, Inc.	204	24,411

Public Storage	13	3,932

Sun Communities, Inc.	28	4,778

UDR, Inc.	40	1,974

Ventas, Inc.	143	8,175

		92,565

Food & Staples Retailing — 0.4%

Costco Wholesale Corp.	43	16,949

Kroger Co. (The)	39	1,506

		18,455

Food Products — 0.6%

Mondelez International, Inc., Class A	469	29,271

Health Care Equipment & Supplies — 3.1%

Abbott Laboratories	275	31,897

ABIOMED, Inc. *	6	1,925

Becton Dickinson and Co.	60	14,492

Boston Scientific Corp. *	482	20,621

Danaher Corp.	26	6,977

Dexcom, Inc. *	13	5,500

Intuitive Surgical, Inc. *	9	8,446

Medtronic plc	346	42,944

Zimmer Biomet Holdings, Inc.	151	24,223

		157,025

INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — 2.7%

AmerisourceBergen Corp.	45	5,169

Anthem, Inc.	68	25,946

Centene Corp. *	121	8,816

Cigna Corp.	128	30,384

UnitedHealth Group, Inc.	165	66,197

		136,512

Hotels, Restaurants & Leisure — 1.0%

Booking Holdings, Inc. *	9	20,603

Hilton Worldwide Holdings, Inc. *	104	12,575

Royal Caribbean Cruises Ltd. *	30	2,562

Yum! Brands, Inc.	139	15,983

		51,723

Household Durables — 0.5%

DR Horton, Inc.	19	1,734

Lennar Corp., Class A	226	22,435

		24,169

Household Products — 1.5%

Kimberly-Clark Corp.	142	19,020

Procter & Gamble Co. (The)	432	58,339

		77,359

Industrial Conglomerates — 0.4%

Honeywell International, Inc.	101	22,140

Insurance — 1.8%

Allstate Corp. (The)	54	6,980

American International Group, Inc.	171	8,127

Chubb Ltd.	98	15,499

Hartford Financial Services Group, Inc. (The)	215	13,316

Marsh & McLennan Cos., Inc.	48	6,784

Progressive Corp. (The)	268	26,287

Prudential Financial, Inc.	80	8,216

Travelers Cos., Inc. (The)	34	5,127

		90,336

Interactive Media & Services — 7.0%

Alphabet, Inc., Class A *	53	129,603

Alphabet, Inc., Class C *	42	104,950

Facebook, Inc., Class A *	331	115,169

		349,722

Internet & Direct Marketing Retail — 4.5%

Amazon.com, Inc. *	66	227,580

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

IT Services — 4.8%

Accenture plc, Class A	195	57,579

Fiserv, Inc. *	21	2,215

FleetCor Technologies, Inc. *	12	3,015

Mastercard, Inc., Class A	196	71,521

PayPal Holdings, Inc. *	149	43,339

Visa, Inc., Class A	277	64,792

		242,461

Life Sciences Tools & Services — 1.4%

Illumina, Inc. *	29	13,892

Thermo Fisher Scientific, Inc.	106	53,413

Waters Corp. *	9	3,264

		70,569

Machinery — 2.2%

Deere & Co.	124	43,836

Ingersoll Rand, Inc. *	154	7,539

Otis Worldwide Corp.	132	10,760

Parker-Hannifin Corp.	70	21,429

Stanley Black & Decker, Inc.	138	28,218

		111,782

Media — 1.7%

Altice USA, Inc., Class A *	144	4,900

Charter Communications, Inc., Class A *	45	32,563

Comcast Corp., Class A	828	47,226

Fox Corp., Class A	32	1,195

		85,884

Metals & Mining — 0.1%

Freeport-McMoRan, Inc.	170	6,314

Multiline Retail — 0.7%

Dollar General Corp.	21	4,505

Dollar Tree, Inc. *	96	9,548

Target Corp.	85	20,482

		34,535

Multi-Utilities — 0.6%

CenterPoint Energy, Inc.	162	3,975

Public Service Enterprise Group, Inc.	82	4,918

Sempra Energy	155	20,528

		29,421

Oil, Gas & Consumable Fuels — 2.8%

Cabot Oil & Gas Corp.	65	1,139

Cheniere Energy, Inc. *	83	7,226

Chevron Corp.	265	27,734

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

ConocoPhillips	315	19,157

Diamondback Energy, Inc.	146	13,749

EOG Resources, Inc.	162	13,480

Kinder Morgan, Inc.	300	5,470

Phillips 66	149	12,804

Pioneer Natural Resources Co.	142	23,033

Williams Cos., Inc. (The)	743	19,735

		143,527

Personal Products — 0.3%

Estee Lauder Cos., Inc. (The), Class A	54	17,207

Pharmaceuticals — 3.5%

Bristol-Myers Squibb Co.	672	44,920

Eli Lilly & Co.	196	45,046

Johnson & Johnson	307	50,625

Merck & Co., Inc.	344	26,782

Organon & Co. *	42	1,260

Pfizer, Inc.	245	9,577

		178,210

Professional Services — 0.4%

Booz Allen Hamilton Holding Corp.	76	6,470

Leidos Holdings, Inc.	160	16,166

		22,636

Road & Rail — 1.0%

Lyft, Inc., Class A *	115	6,962

Norfolk Southern Corp.	104	27,721

Union Pacific Corp.	81	17,883

		52,566

Semiconductors & Semiconductor Equipment — 6.7%

Advanced Micro Devices, Inc. *	324	30,472

Analog Devices, Inc.	210	36,111

Applied Materials, Inc.	290	41,347

Intel Corp.	285	16,020

Lam Research Corp.	67	43,644

Microchip Technology, Inc.	66	9,827

Micron Technology, Inc. *	61	5,206

NVIDIA Corp.	85	68,085

NXP Semiconductors NV (China)	124	25,543

QUALCOMM, Inc.	49	7,025

Texas Instruments, Inc.	271	52,186

		335,466

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	77

JPMorgan U.S. Research Enhanced Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 8.8%

Fortinet, Inc. *	20	4,662

Intuit, Inc.	91	44,435

Microsoft Corp.	1,232	333,834

Oracle Corp.	252	19,606

salesforce.com, Inc. *	118	28,833

Workday, Inc., Class A *	42	9,972

		441,342

Specialty Retail — 3.3%

AutoZone, Inc. *	3	4,703

Best Buy Co., Inc.	173	19,918

Home Depot, Inc. (The)	147	46,993

Lowe’s Cos., Inc.	256	49,719

O’Reilly Automotive, Inc. *	45	25,412

TJX Cos., Inc. (The)	293	19,742

		166,487

Technology Hardware, Storage & Peripherals — 6.5%

Apple, Inc.	2,198	301,043

Seagate Technology Holdings plc (Ireland)	240	21,140

		322,183

Textiles, Apparel & Luxury Goods — 1.0%

Carter’s, Inc.	103	10,582

NIKE, Inc., Class B	245	37,827

		48,409

INVESTMENTS	SHARES (000)	VALUE ($000)

Tobacco — 1.2%

Altria Group, Inc.	503	24,004

Philip Morris International, Inc.	361	35,758

		59,762

Wireless Telecommunication Services — 0.9%

T-Mobile US, Inc. *	301	43,631

Total Common Stocks (Cost $2,520,239)		5,000,555

Short-Term Investments — 1.3%

Investment Companies — 1.3%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $66,908)	66,881	66,914

Total Investments — 100.3% (Cost $2,587,147)		5,067,469
Liabilities in Excess of Other Assets — (0.3)%		(15,427)

NET ASSETS — 100.0%		5,052,042

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	213	09/2021	USD	45,673	965

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.0%

Auto Components — 2.1%

Aptiv plc *	15	2,429

Banks — 6.1%

Bank of America Corp.	82	3,385

Citigroup, Inc.	40	2,802

SVB Financial Group *	1	818

		7,005

Biotechnology — 1.8%

Amgen, Inc.	6	1,430

Biogen, Inc. *	2	606

		2,036

Building Products — 3.3%

Trane Technologies plc	15	2,826

Trex Co., Inc. *	10	996

		3,822

Capital Markets — 3.4%

Morgan Stanley	16	1,440

S&P Global, Inc.	3	1,190

State Street Corp.	16	1,344

		3,974

Containers & Packaging — 1.3%

Ball Corp.	18	1,484

Diversified Financial Services — 1.5%

Voya Financial, Inc.	27	1,691

Diversified Telecommunication Services — 1.8%

Verizon Communications, Inc.	38	2,109

Electric Utilities — 1.6%

NextEra Energy, Inc.	25	1,824

Electrical Equipment — 2.4%

Eaton Corp. plc	19	2,812

Electronic Equipment, Instruments & Components — 0.8%

Itron, Inc. *	9	928

Entertainment — 4.7%

Netflix, Inc. *	3	1,347

Walt Disney Co. (The) *	23	4,085

		5,432

Equity Real Estate Investment Trusts (REITs) — 5.0%

American Tower Corp.	5	1,216

Boston Properties, Inc.	17	1,897

Equinix, Inc.	2	1,493

Prologis, Inc.	9	1,118

		5,724

INVESTMENTS	SHARES (000)	VALUE ($000)

Food & Staples Retailing — 2.2%

Costco Wholesale Corp.	6	2,516

Food Products — 1.4%

General Mills, Inc.	26	1,578

Health Care Equipment & Supplies — 0.7%

Hologic, Inc. *	12	819

Health Care Providers & Services — 2.3%

Cigna Corp.	11	2,669

Insurance — 1.8%

MetLife, Inc.	14	859

Progressive Corp. (The)	13	1,228

		2,087

IT Services — 4.5%

Accenture plc, Class A	4	1,229

Mastercard, Inc., Class A	11	3,947

		5,176

Life Sciences Tools & Services — 5.7%

Agilent Technologies, Inc.	10	1,531

Illumina, Inc. *	2	781

IQVIA Holdings, Inc. *	9	2,156

Thermo Fisher Scientific, Inc.	4	2,104

		6,572

Machinery — 4.2%

Deere & Co.	6	2,015

Parker-Hannifin Corp.	4	1,099

Xylem, Inc.	15	1,786

		4,900

Multiline Retail — 2.0%

Target Corp.	9	2,290

Pharmaceuticals — 3.8%

Bristol-Myers Squibb Co.	34	2,301

Merck & Co., Inc.	27	2,083

		4,384

Semiconductors & Semiconductor Equipment — 7.2%

Lam Research Corp.	3	2,066

NVIDIA Corp.	2	1,688

NXP Semiconductors NV (China)	8	1,695

SolarEdge Technologies, Inc. *	3	915

Texas Instruments, Inc.	10	1,908

		8,272

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	79

JPMorgan U.S. Sustainable Leaders Fund

(formerly known as JPMorgan Intrepid Sustainable Equity Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Software — 14.9%

Adobe, Inc. *	2	937

Autodesk, Inc. *	3	890

Cadence Design Systems, Inc. *	14	1,924

Intuit, Inc.	6	3,166

Microsoft Corp.	34	9,263

salesforce.com, Inc. *	5	1,136

		17,316

Specialty Retail — 4.0%

Best Buy Co., Inc.	12	1,377

Home Depot, Inc. (The)	10	3,279

		4,656

Technology Hardware, Storage & Peripherals — 4.3%

Apple, Inc.	37	5,009

Textiles, Apparel & Luxury Goods — 1.2%

VF Corp.	17	1,414

Total Common Stocks (Cost $84,032)		110,928

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 4.0%

Investment Companies — 4.0%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $4,579)	4,577	4,580

Total Investments — 100.0% (Cost $88,611)		115,508
Other Assets Less Liabilities — 0.0% (c)		42

NET ASSETS — 100.0%		115,550

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
E-Mini S&P 500 ESG Index	25	09/2021	USD	4,583	63

Abbreviations

USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%

Aerospace & Defense — 3.8%

General Dynamics Corp.	101	18,947

Northrop Grumman Corp.	51	18,397

Raytheon Technologies Corp.	313	26,704

		64,048

Air Freight & Logistics — 0.8%

United Parcel Service, Inc., Class B	66	13,643

Airlines — 0.8%

Southwest Airlines Co. *	256	13,579

Banks — 11.5%

Bank of America Corp.	870	35,878

Citigroup, Inc.	514	36,330

Citizens Financial Group, Inc.	172	7,898

M&T Bank Corp.	68	9,840

PNC Financial Services Group, Inc. (The)	122	23,311

Truist Financial Corp.	464	25,776

US Bancorp	225	12,797

Wells Fargo & Co.	935	42,330

		194,160

Beverages — 0.5%

PepsiCo, Inc.	56	8,306

Biotechnology — 2.2%

AbbVie, Inc.	137	15,447

Amgen, Inc.	39	9,607

Biogen, Inc. *	11	3,708

Vertex Pharmaceuticals, Inc. *	46	9,295

		38,057

Building Products — 0.8%

Trane Technologies plc	78	14,415

Capital Markets — 9.0%

BlackRock, Inc.	49	42,456

Charles Schwab Corp. (The)	265	19,311

Goldman Sachs Group, Inc. (The)	59	22,462

Morgan Stanley	352	32,308

S&P Global, Inc.	29	11,698

T. Rowe Price Group, Inc.	117	23,096

		151,331

Chemicals — 3.5%

Air Products and Chemicals, Inc.	72	20,818

Axalta Coating Systems Ltd. *	831	25,322

DuPont de Nemours, Inc.	172	13,322

		59,462

INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 0.7%

Republic Services, Inc.	115	12,641

Construction Materials — 0.8%

Vulcan Materials Co.	78	13,540

Consumer Finance — 2.3%

American Express Co.	117	19,362

Capital One Financial Corp.	131	20,193

		39,555

Containers & Packaging — 0.3%

Ball Corp.	64	5,218

Diversified Financial Services — 1.9%

Berkshire Hathaway, Inc., Class B *	114	31,599

Diversified Telecommunication Services — 0.7%

Verizon Communications, Inc.	225	12,631

Electric Utilities — 1.6%

Entergy Corp.	56	5,628

NextEra Energy, Inc.	183	13,376

Xcel Energy, Inc.	136	8,928

		27,932

Electrical Equipment — 1.2%

Eaton Corp. plc	135	19,949

Entertainment — 0.7%

Walt Disney Co. (The) *	69	12,147

Equity Real Estate Investment Trusts (REITs) — 1.1%

AvalonBay Communities, Inc.	28	5,938

Ventas, Inc.	149	8,520

Vornado Realty Trust	104	4,874

		19,332

Food & Staples Retailing — 0.9%

Walmart, Inc.	106	14,969

Food Products — 0.8%

Mondelez International, Inc., Class A	225	14,052

Health Care Equipment & Supplies — 2.8%

Becton Dickinson and Co.	72	17,506

Medtronic plc	247	30,678

		48,184

Health Care Providers & Services — 3.9%

Anthem, Inc.	21	8,071

Cigna Corp.	86	20,423

Humana, Inc.	13	5,874

UnitedHealth Group, Inc.	80	32,031

		66,399

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	81

JPMorgan U.S. Value Fund

(formerly known as JPMorgan Growth and Income Fund)

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued

Hotels, Restaurants & Leisure — 2.3%

Booking Holdings, Inc. *	6	12,120

Las Vegas Sands Corp. *	232	12,214

McDonald’s Corp.	65	14,949

		39,283

Household Durables — 0.4%

Newell Brands, Inc.	266	7,313

Household Products — 0.9%

Colgate-Palmolive Co.	193	15,696

Industrial Conglomerates — 0.3%

Honeywell International, Inc.	20	4,328

Insurance — 3.6%

Chubb Ltd.	91	14,538

Hartford Financial Services Group, Inc. (The)	242	14,969

Loews Corp.	130	7,083

Marsh & McLennan Cos., Inc.	49	6,928

MetLife, Inc.	209	12,496

Prudential Financial, Inc.	59	6,013

		62,027

Interactive Media & Services — 1.7%

Alphabet, Inc., Class C *	12	28,890

IT Services — 1.4%

Fidelity National Information Services, Inc.	83	11,783

International Business Machines Corp.	80	11,672

		23,455

Machinery — 3.8%

Dover Corp.	168	25,308

Parker-Hannifin Corp.	90	27,635

Stanley Black & Decker, Inc.	61	12,555

		65,498

Media — 1.9%

Comcast Corp., Class A	580	33,045

Multiline Retail — 0.8%

Dollar General Corp.	60	12,983

Multi-Utilities — 1.3%

CMS Energy Corp.	296	17,500

Public Service Enterprise Group, Inc.	91	5,465

		22,965

Oil, Gas & Consumable Fuels — 5.3%

Chevron Corp.	221	23,170

ConocoPhillips	576	35,070

EOG Resources, Inc.	304	25,367

INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued

Valero Energy Corp.	96	7,513

		91,120

Pharmaceuticals — 5.4%

Bristol-Myers Squibb Co.	506	33,799

Eli Lilly & Co.	86	19,728

Johnson & Johnson	144	23,646

Merck & Co., Inc.	80	6,230

Organon & Co. *	9	261

Pfizer, Inc.	219	8,577

		92,241

Road & Rail — 1.0%

CSX Corp.	545	17,484

Semiconductors & Semiconductor Equipment — 5.1%

Analog Devices, Inc.	177	30,505

Lam Research Corp.	11	7,106

NXP Semiconductors NV (China)	91	18,805

Texas Instruments, Inc.	163	31,262

		87,678

Software — 1.7%

Microsoft Corp.	110	29,833

Specialty Retail — 5.1%

AutoZone, Inc. *	11	15,964

Gap, Inc. (The)	255	8,571

Home Depot, Inc. (The)	63	20,046

Lowe’s Cos., Inc.	82	15,981

O’Reilly Automotive, Inc. *	13	7,417

TJX Cos., Inc. (The)	280	18,909

		86,888

Technology Hardware, Storage & Peripherals — 0.5%

Apple, Inc.	60	8,205

Textiles, Apparel & Luxury Goods — 1.2%

NIKE, Inc., Class B	130	20,043

Tobacco — 1.4%

Philip Morris International, Inc.	239	23,682

Total Common Stocks (Cost $1,149,430)		1,667,806

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 2.2%

Investment Companies — 2.2%

JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b) (Cost $38,028)	38,009	38,028

Total Investments — 99.9% (Cost $1,187,458)		1,705,834
Other Assets Less Liabilities — 0.1%		1,151

NET ASSETS — 100.0%		1,706,985

Percentages indicated are based on net assets.

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Non-income producing security.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	83

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund		JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$128,507		$45,247,303		$883,537		$17,911,813
Investments in affiliates, at value	3,582		1,108,433		43,928		312,969
Options purchased, at value	—		—		—		289,993
Cash	—	(a)	58		—		—
Deposits at broker for futures contracts	—		—		—		58,970
Receivables:
Investment securities sold	—		—		34,538		1,613,327
Fund shares sold	6		53,029		6,129		68,592
Interest from non-affiliates	—		—		2,906		—
Dividends from non-affiliates	57		59,512		803		16,039
Dividends from affiliates	—	(a)	2		—	(a)	1
Variation margin on futures contracts	—		—		3		1,604

Total Assets	132,152		46,468,337		971,844		20,273,308

LIABILITIES:
Payables:
Due to custodian	—		—		36		—	(a)
Distributions	—		—	(a)	365		—
Investment securities purchased	—		—		67,674		1,620,132
Fund shares redeemed	80		37,878		2,445		82,569
Outstanding options written, at fair value	—		—		—		266,751
Accrued liabilities:
Investment advisory fees	51		15,124		144		3,709
Administration fees	7		1,315		36		952
Distribution fees	5		1,982		112		668
Service fees	19		5,217		152		3,389
Custodian and accounting fees	6		280		9		122
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	—
Other	90		884		67		93

Total Liabilities	258		62,680		71,040		1,978,385

Net Assets	$131,894		$46,405,657		$900,804		$18,294,923

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$73,362	$31,739,270	$867,911	$15,114,921
Total distributable earnings (loss)	58,532	14,666,387	32,893	3,180,002

Total Net Assets	$131,894	$46,405,657	$900,804	$18,294,923

Net Assets:
Class A	$9,949	$4,715,916	$174,085	$1,778,457
Class C	4,293	1,493,408	158,340	502,120
Class I	83,598	17,980,353	519,976	14,416,679
Class R2	—	77,859	—	—
Class R3	—	280,991	—	—
Class R4	—	249,525	—	—
Class R5	—	1,655,531	88	6,024
Class R6	34,054	19,952,074	48,315	1,591,643

Total	$131,894	$46,405,657	$900,804	$18,294,923

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	284	211,061	11,431	68,678
Class C	130	68,300	10,396	19,523
Class I	2,335	789,911	34,134	555,008
Class R2	—	3,502	—	—
Class R3	—	12,587	—	—
Class R4	—	10,970	—	—
Class R5	—	72,672	6	232
Class R6	956	876,564	3,172	61,133

Net Asset Value (a):
Class A — Redemption price per share	$35.03	$22.34	$15.23	$25.90
Class C — Offering price per share (b)	33.15	21.87	15.23	25.72
Class I — Offering and redemption price per share	35.80	22.76	15.23	25.98
Class R2 — Offering and redemption price per share	—	22.23	—	—
Class R3 — Offering and redemption price per share	—	22.32	—	—
Class R4 — Offering and redemption price per share	—	22.75	—	—
Class R5 — Offering and redemption price per share	—	22.78	15.23	26.02
Class R6 — Offering and redemption price per share	35.62	22.76	15.23	26.04
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$36.97	$23.58	$16.07	$27.34

Cost of investments in non-affiliates	$82,263	$30,618,832	$814,023	$12,048,060
Cost of investments in affiliates	3,582	1,108,296	43,928	312,969
Cost of options purchased	—	—	—	284,491
Premiums received from options written	—	—	—	274,598

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	85

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund		JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
ASSETS:
Investments in non-affiliates, at value	$1,362,348		$563,694		$35,896,004	$4,274,645
Investments in affiliates, at value	82,933		17,690		1,501,233	57,325
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		—		427,794	31,359
Options purchased, at value	3,573		4,395		—	—
Cash	236		93		59	7
Deposits at broker for futures contracts	541		505		—	—
Deferred offering costs (See Note 2.J.)	70		70		—	—
Receivables:
Investment securities sold	991		612		35,152	26,549
Fund shares sold	14,218		4,870		38,497	4,552
Dividends from non-affiliates	1,039		408		7,651	2,899
Dividends from affiliates	—	(a)	—	(a)	3	—	(a)
Securities lending income (See Note 2.C.)	—		—		111	2
Variation margin on futures contracts	52		18		—	—

Total Assets	1,466,001		592,355		37,906,504	4,397,338

LIABILITIES:
Payables:
Investment securities purchased	57,216		16,059		—	19,667
Collateral received on securities loaned (See Note 2.C.)	—		—		427,794	31,359
Fund shares redeemed	3,558		933		44,452	2,882
Outstanding options written, at fair value	12,780		8,560		—	—
Accrued liabilities:
Investment advisory fees	201		53		11,923	1,263
Administration fees	49		18		316	162
Distribution fees	39		12		1,571	89
Service fees	203		97		3,513	280
Custodian and accounting fees	24		22		256	17
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—		—	2
Other	63		35		299	147

Total Liabilities	74,133		25,789		490,124	55,868

Net Assets	$1,391,868		$566,566		$37,416,380	$4,341,470

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
NET ASSETS:
Paid-in-Capital	$1,359,351	$553,523	$18,245,625	$3,660,840
Total distributable earnings (loss)	32,517	13,043	19,170,755	680,630

Total Net Assets	$1,391,868	$566,566	$37,416,380	$4,341,470

Net Assets:
Class A	$52,880	$21,446	$4,970,767	$218,302
Class C	57,423	19,229	780,132	62,488
Class I	1,018,781	524,074	10,983,173	1,418,653
Class R2	—	—	129,541	11,175
Class R3	—	—	264,318	16
Class R4	—	—	204,814	135
Class R5	536	21	956,386	24,668
Class R6	262,248	1,796	19,127,249	2,606,033

Total	$1,391,868	$566,566	$37,416,380	$4,341,470

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,312	1,344	77,398	10,658
Class C	3,600	1,206	16,882	3,195
Class I	63,758	32,802	167,461	70,590
Class R2	—	—	2,122	551
Class R3	—	—	4,089	1
Class R4	—	—	3,128	7
Class R5	33	1	14,170	1,214
Class R6	16,404	112	280,539	129,147

Net Asset Value (a):
Class A — Redemption price per share	$15.97	$15.96	$64.22	$20.48
Class C — Offering price per share (b)	15.95	15.95	46.21	19.55
Class I — Offering and redemption price per share	15.98	15.98	65.59	20.10
Class R2 — Offering and redemption price per share	—	—	61.05	20.30
Class R3 — Offering and redemption price per share	—	—	64.64	20.09
Class R4 — Offering and redemption price per share	—	—	65.47	20.50
Class R5 — Offering and redemption price per share	15.98	15.98	67.49	20.32
Class R6 — Offering and redemption price per share	15.99	15.98	68.18	20.18
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.85	$16.84	$67.78	$21.61

Cost of investments in non-affiliates	$1,309,941	$538,816	$21,404,067	$3,745,029
Cost of investments in affiliates	82,933	17,690	1,501,034	57,325
Cost of options purchased	22,284	8,907	—	—
Investment securities on loan, at value (See Note 2.C.)	—	—	422,906	30,637
Cost of investment of cash collateral (See Note 2.C.)	—	—	427,811	31,359
Premiums received from options written	20,801	8,880	—	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	87

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund		JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$267,873		$19,646,204		$1,275,680		$3,303,749
Investments in affiliates, at value	9,182		228,846		31,110		11,580
Investment of cash collateral received from securities loaned, at value (See Note 2.C.)	—		30,501		2,909		—
Cash	1		8		2		—
Foreign currency, at value	—		—		—		20
Deposits at broker for futures contracts	673		5,928		1,828		—
Receivables:
Investment securities sold	6,971		—		—		14,136
Fund shares sold	30		18,421		568		916
Dividends from non-affiliates	259		12,041		391		1,897
Dividends from affiliates	—	(a)	—	(a)	—	(a)	—	(a)
Securities lending income (See Note 2.C.)	—		22		4		—
Variation margin on futures contracts	14		175		48		—

Total Assets	285,003		19,942,146		1,312,540		3,332,298

LIABILITIES:
Payables:
Due to custodian	—		—		—		21
Due to broker for securities sold short	—		—		—		20
Securities sold short, at value	—		—		—		664,633
Dividend expense to non-affiliates on securities sold short	—		—		—		774
Investment securities purchased	—		1,520		—		8,763
Interest expense to non-affiliates on securities sold short	—		—		—		356
Collateral received on securities loaned (See Note 2.C.)	—		30,501		2,909		—
Fund shares redeemed	8,404		57,302		1,502		4,347
Accrued liabilities:
Investment advisory fees	59		6,087		278		1,363
Administration fees	10		785		54		138
Distribution fees	21		703		61		93
Service fees	41		1,078		82		246
Custodian and accounting fees	9		146		11		38
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—		—	(a)
Other	180		373		55		260

Total Liabilities	8,724		98,495		4,952		681,052

Net Assets	$276,279		$19,843,651		$1,307,588		$2,651,246

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)	JPMorgan U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid-in-Capital	$182,349	$10,227,946	$594,947	$703,849
Total distributable earnings (loss)	93,930	9,615,705	712,641	1,947,397

Total Net Assets	$276,279	$19,843,651	$1,307,588	$2,651,246

Net Assets:
Class A	$61,187	$1,642,046	$119,893	$335,206
Class C	11,211	367,940	30,159	36,784
Class I	127,530	1,731,572	164,959	1,702,566
Class L	—	1,907,620	—	—
Class R2	3,000	269,266	45,629	5,838
Class R3	—	174,770	—	—
Class R4	—	45,443	—	—
Class R5	4,053	1,089,931	166,478	34,191
Class R6	69,298	12,615,063	780,470	536,661

Total	$276,279	$19,843,651	$1,307,588	$2,651,246

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,682	76,339	1,633	12,489
Class C	314	17,849	421	1,532
Class I	3,474	80,204	2,197	61,838
Class L	—	88,183	—	—
Class R2	83	12,667	641	231
Class R3	—	8,161	—	—
Class R4	—	2,108	—	—
Class R5	110	50,365	2,256	1,231
Class R6	1,884	581,577	10,574	19,339
Net Asset Value (a):
Class A — Redemption price per share	$36.38	$21.51	$73.40	$26.84
Class C — Offering price per share (b)	35.72	20.61	71.55	24.01
Class I — Offering and redemption price per share	36.72	21.59	75.08	27.53
Class L — Offering and redemption price per share	—	21.63	—	—
Class R2 — Offering and redemption price per share	35.99	21.26	71.18	25.27
Class R3 — Offering and redemption price per share	—	21.42	—	—
Class R4 — Offering and redemption price per share	—	21.55	—	—
Class R5 — Offering and redemption price per share	36.78	21.64	73.80	27.78
Class R6 — Offering and redemption price per share	36.78	21.69	73.81	27.75
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$38.40	$22.70	$77.47	$28.33

Cost of investments in non-affiliates	$195,324	$11,230,397	$712,894	$1,676,033
Cost of investments in affiliates	9,182	228,846	31,107	11,580
Cost of foreign currency	—	—	—	20
Investment securities on loan, at value (See Note 2.C.)	—	30,132	2,790	—
Cost of investment of cash collateral (See Note 2.C.)	—	30,504	2,909	—
Proceeds from securities sold short	—	—	—	622,852

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	89

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021 (continued)

(Amounts in thousands, except per share amounts)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)		JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
ASSETS:
Investments in non-affiliates, at value	$5,000,555		$110,928		$1,667,806
Investments in affiliates, at value	66,914		4,580		38,028
Cash	34		—	(a)	2
Deposits at broker for futures contracts	3,519		270		—
Receivables:
Investment securities sold	4,598		1,130		—
Fund shares sold	1,960		270		1,404
Dividends from non-affiliates	4,343		66		1,574
Dividends from affiliates	—	(a)	—	(a)	—	(a)
Variation margin on futures contracts	98		9		—

Total Assets	5,082,021		117,253		1,708,814

LIABILITIES:
Payables:
Investment securities purchased	4,315		1,232		—
Fund shares redeemed	24,403		412		820
Accrued liabilities:
Investment advisory fees	817		—	(a)	488
Administration fees	171		—		74
Distribution fees	37		7		131
Service fees	68		3		270
Custodian and accounting fees	40		7		14
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Other	128		42		32

Total Liabilities	29,979		1,703		1,829

Net Assets	$5,052,042		$115,550		$1,706,985

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
NET ASSETS:
Paid-in-Capital	$2,114,331	$84,699	$1,156,770
Total distributable earnings (loss)	2,937,711	30,851	550,215

Total Net Assets	$5,052,042	$115,550	$1,706,985

Net Assets:
Class A	$180,296	$24,169	$522,230
Class C	—	3,794	37,539
Class I	686,545	62,431	868,339
Class R2	—	—	2,005
Class R3	—	—	1,402
Class R4	—	—	106
Class R5	—	—	178
Class R6	4,185,201	25,156	275,186

Total	$5,052,042	$115,550	$1,706,985

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,944	408	8,082
Class C	—	66	655
Class I	18,611	1,046	12,666
Class R2	—	—	31
Class R3	—	—	21
Class R4	—	—	2
Class R5	—	—	3
Class R6	113,614	421	3,982
Net Asset Value (a):
Class A — Redemption price per share	$36.46	$59.20	$64.61
Class C — Offering price per share (b)	—	57.87	57.32
Class I — Offering and redemption price per share	36.89	59.71	68.55
Class R2 — Offering and redemption price per share	—	—	64.73
Class R3 — Offering and redemption price per share	—	—	68.41
Class R4 — Offering and redemption price per share	—	—	68.60
Class R5 — Offering and redemption price per share	—	—	69.09
Class R6 — Offering and redemption price per share	36.84	59.69	69.10
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$38.48	$62.48	$68.19

Cost of investments in non-affiliates	$2,520,239	$84,032	$1,149,430
Cost of investments in affiliates	66,908	4,579	38,028

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	91

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021

(Amounts in thousands)

	JPMorgan Equity Focus Fund	JPMorgan Equity Income Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$—	$31,801	$—
Interest income from affiliates	—	—	17	—
Dividend income from non-affiliates	1,230	905,831	5,516	211,098
Dividend income from affiliates	4	1,170	10	61
Income from securities lending (net) (See Note 2.C.)	— (a)	1	—	—

Total investment income	1,234	907,002	37,344	211,159

EXPENSES:
Investment advisory fees	539	148,636	927	35,936
Administration fees	81	15,453	278	9,826
Distribution fees:
Class A	19	9,838	101	2,662
Class C	27	10,342	222	2,891
Class R2	—	370	—	—
Class R3	—	570	—	—
Service fees:
Class A	19	9,838	101	2,662
Class C	9	3,447	74	964
Class I	168	35,451	667	29,158
Class R2	—	185	—	—
Class R3	—	570	—	—
Class R4	—	440	—	—
Class R5	—	1,440	— (a)	4
Custodian and accounting fees	24	1,213	43	411
Interest expense to affiliates	—	—	6	— (a)
Professional fees	51	341	115	189
Trustees’ and Chief Compliance Officer’s fees	25	122	26	61
Printing and mailing costs	4	1,540	18	601
Registration and filing fees	56	1,229	173	775
Transfer agency fees (See Note 2.L.)	4	1,177	10	214
Other	9	488	14	233

Total expenses	1,035	242,690	2,775	86,587

Less fees waived	(149)	(1,060)	(320)	(365)
Less expense reimbursements	—	—	(1)	—

Net expenses	886	241,630	2,454	86,222

Net investment income (loss)	348	665,372	34,890	124,937

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	17,318	932,771	(4,391)	453,705
Investments in affiliates	(1)	238	(5)	—
Options purchased	—	—	—	(1,592,275)
Futures contracts	—	—	348	114,907
Options written	—	—	—	(942,730)

Net realized gain (loss)	17,317	933,009	(4,048)	(1,966,393)

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	22,947	10,723,424	61,771	4,363,784
Investments in affiliates	(1)	(532)	— (a)	—
Options purchased	—	—	—	16,465
Futures contracts	—	—	3	3,631
Options written	—	—	—	12,420

Change in net unrealized appreciation/depreciation	22,946	10,722,892	61,774	4,396,300

Net realized/unrealized gains (losses)	40,263	11,655,901	57,726	2,429,907

Change in net assets resulting from operations	$40,611	$12,321,273	$92,616	$2,554,844

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Hedged Equity 2 Fund (a)	JPMorgan Hedged Equity 3 Fund (a)	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$2,826	$1,144	$146,953	$31,484
Dividend income from affiliates	3	1	1,768	54
Income from securities lending (net) (See Note 2.C.)	—	—	1,734	54

Total investment income	2,829	1,145	150,455	31,592

EXPENSES:
Investment advisory fees	505	204	141,291	8,220
Administration fees	152	61	14,908	1,541
Distribution fees:
Class A	17	4	10,921	383
Class C	60	13	5,437	315
Class R2	—	—	657	77
Class R3	—	—	442	— (b)
Service fees:
Class A	17	4	10,921	383
Class C	20	4	1,812	105
Class I	389	194	23,377	1,576
Class R2	—	—	329	39
Class R3	—	—	442	— (b)
Class R4	—	—	350	3
Class R5	— (b)	— (b)	936	22
Custodian and accounting fees	32	29	1,073	58
Interest expense to affiliates	—	—	4	—
Professional fees	84	84	306	64
Trustees’ and Chief Compliance Officer’s fees	6	6	107	31
Printing and mailing costs	10	10	843	48
Registration and filing fees	85	33	1,106	227
Transfer agency fees (See Note 2.L.)	1	2	740	179
Offering costs (See Note 2.J.)	34	34	—	—
Other	8	8	393	35

Total expenses	1,420	690	216,395	13,306

Less fees waived	(166)	(134)	(23,981)	(1,406)
Less expense reimbursements	(48)	(52)	(9)	(16)

Net expenses	1,206	504	192,405	11,884

Net investment income (loss)	1,623	641	(41,950)	19,708

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	(343)	46	5,959,033	227,286
Investments in affiliates	—	—	(26)	(14)
Options purchased	(2,158)	(2,865)	—	—
Futures contracts	1,649	535	—	—
Options written	(8,937)	(5,600)	—	—

Net realized gain (loss)	(9,789)	(7,884)	5,959,007	227,272

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	52,407	24,878	4,245,569	529,854
Investments in affiliates	—	—	(454)	1
Options purchased	(18,711)	(4,512)	—	—
Futures contracts	45	32	—	—
Options written	8,021	320	—	—

Change in net unrealized appreciation/depreciation	41,762	20,718	4,245,115	529,855

Net realized/unrealized gains (losses)	31,973	12,834	10,204,122	757,127

Change in net assets resulting from operations	$33,596	$13,475	$10,162,172	$776,835

(a)	Commencement of operations was February 26, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	93

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021 (continued)

(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)	JPMorgan U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$25	$55	$21	$—
Dividend income from non-affiliates	5,589	250,561	10,333	45,565
Dividend income from affiliates	8	291	38	29
Income from securities lending (net) (See Note 2.C.)	4	78	49	—

Total investment income	5,626	250,985	10,441	45,594

EXPENSES:
Investment advisory fees	767	72,409	3,757	18,932
Administration fees	192	11,618	939	2,184
Distribution fees:
Class A	135	3,741	272	790
Class C	78	2,336	217	316
Class R2	14	1,250	224	26
Class R3	—	373	—	—
Service fees:
Class A	135	3,741	272	790
Class C	26	779	72	105
Class I	296	3,480	385	4,892
Class L	—	2,162	—	—
Class R2	7	625	112	13
Class R3	—	373	—	—
Class R4	—	77	—	—
Class R5	4	952	203	39
Custodian and accounting fees	31	600	43	69
Interest expense to affiliates	— (a)	— (a)	— (a)	2
Professional fees	56	200	65	75
Trustees’ and Chief Compliance Officer’s fees	25	73	28	33
Printing and mailing costs	57	146	43	54
Registration and filing fees	102	377	81	89
Transfer agency fees (See Note 2.L.)	11	345	53	95
Dividend expense to non-affiliates on securities sold short	—	—	—	19,932
Interest expense to non-affiliates on securities sold short	—	—	—	4,692
Other	15	291	28	54

Total expenses	1,951	105,948	6,794	53,182

Less fees waived	(396)	(6,452)	(808)	(3,540)
Less expense reimbursements	(1)	(89)	—	(4)

Net expenses	1,554	99,407	5,986	49,638

Net investment income (loss)	4,072	151,578	4,455	(4,044)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	29,395	1,978,324	191,228	1,191,197
Investments in affiliates	(1)	(81)	(6)	(5)
Futures contracts	1,219	38,608	5,731	583
Securities sold short	—	—	—	(183,382)

Net realized gain (loss)	30,613	2,016,851	196,953	1,008,393

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	61,620	4,024,268	220,149	164,103
Investments in affiliates	(2)	(3)	(7)	(4)
Futures contracts	107	1,940	512	24
Securities sold short	—	—	—	(109,989)

Change in net unrealized appreciation/depreciation	61,725	4,026,205	220,654	54,134

Net realized/unrealized gains (losses)	92,338	6,043,056	417,607	1,062,527

Change in net assets resulting from operations	$96,410	$6,194,634	$422,062	$1,058,483

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
INVESTMENT INCOME:
Dividend income from non-affiliates	$71,665	$1,061	$23,732
Dividend income from affiliates	66	3	39
Income from securities lending (net) (See Note 2.C.)	—	— (a)	—

Total investment income	71,731	1,064	23,771

EXPENSES:
Investment advisory fees	12,413	223	4,542
Administration fees	3,724	56	852
Distribution fees:
Class A	480	41	1,195
Class C	—	22	224
Class R2	—	—	8
Class R3	—	—	2
Service fees:
Class A	480	41	1,195
Class C	—	7	75
Class I	1,594	110	1,148
Class L (b)	2	—	—
Class R2	—	—	4
Class R3	—	—	2
Class R4	—	—	2
Class R5	—	—	— (a)
Custodian and accounting fees	174	24	36
Interest expense to affiliates	— (a)	—	—
Professional fees	87	84	61
Trustees’ and Chief Compliance Officer’s fees	38	25	28
Printing and mailing costs	10	29	61
Registration and filing fees	45	77	88
Transfer agency fees (See Note 2.L.)	64	5	166
Other	75	9	23

Total expenses	19,186	753	9,712

Less fees waived	(5,523)	(404)	(891)
Less expense reimbursements	— (a)	(4)	(2)

Net expenses	13,663	345	8,819

Net investment income (loss)	58,068	719	14,952

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	547,292	3,798	44,109
Investments in affiliates	(14)	(1)	7
Futures contracts	15,603	429	—

Net realized gain (loss)	562,881	4,226	44,116

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,148,215	19,528	352,008
Investments in affiliates	(1)	1	(18)
Futures contracts	(27)	63	—

Change in net unrealized appreciation/depreciation	1,148,187	19,592	351,990

Net realized/unrealized gains (losses)	1,711,068	23,818	396,106

Change in net assets resulting from operations	$1,769,136	$24,537	$411,058

(a)	Amount rounds to less than one thousand.
(b)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	95

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$348	$790	$665,372	$603,430
Net realized gain (loss)	17,317	11,963	933,009	(525,251)
Change in net unrealized appreciation/depreciation	22,946	(8,470)	10,722,892	(2,030,903)

Change in net assets resulting from operations	40,611	4,283	12,321,273	(1,952,724)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(862)	(962)	(59,104)	(100,496)
Class C	(403)	(540)	(14,553)	(36,790)
Class I	(7,180)	(10,258)	(245,584)	(324,790)
Class R2	—	—	(921)	(2,344)
Class R3	—	—	(3,447)	(4,859)
Class R4	—	—	(3,022)	(2,895)
Class R5	—	—	(26,918)	(46,903)
Class R6	(3,356)	(4,735)	(310,281)	(394,174)

Total distributions to shareholders	(11,801)	(16,495)	(663,830)	(913,251)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	18,030	(9,562)	5,193,277	8,758,465

NET ASSETS:
Change in net assets	46,840	(21,774)	16,850,720	5,892,490
Beginning of period	85,054	106,828	29,554,937	23,662,447

End of period	$131,894	$85,054	$46,405,657	$29,554,937

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$34,890	$13,512	$124,937	$103,479
Net realized gain (loss)	(4,048)	(29,238)	(1,966,393)	(469,890)
Change in net unrealized appreciation/depreciation	61,774	4,460	4,396,300	902,244

Change in net assets resulting from operations	92,616	(11,266)	2,554,844	535,833

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,484)	(857)	(7,417)	(3,986)
Class C	(2,300)	(258)	(1,096)	(836)
Class I	(25,702)	(12,367)	(115,685)	(62,588)
Class R5	(5)	(2)	(47)	(32)
Class R6	(3,425)	(39)	(15,731)	(8,633)

Total distributions to shareholders	(34,916)	(13,523)	(139,976)	(76,075)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	651,374	162,286	7,138,463	3,226,028

NET ASSETS:
Change in net assets	709,074	137,497	9,553,331	3,685,786
Beginning of period	191,730	54,233	8,741,592	5,055,806

End of period	$900,804	$191,730	$18,294,923	$8,741,592

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	97

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund
	Period Ended June 30, 2021 (a)	Period Ended June 30, 2021 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,623	$641
Net realized gain (loss)	(9,789)	(7,884)
Change in net unrealized appreciation/depreciation	41,762	20,718

Change in net assets resulting from operations	33,596	13,475

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(25)	(15)
Class C	(1)	(3)
Class I	(785)	(417)
Class R5	(1)	— (b)
Class R6	(305)	(2)

Total distributions to shareholders	(1,117)	(437)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,359,389	553,528

NET ASSETS:
Change in net assets	1,391,868	566,566
Beginning of period	—	—

End of period	$1,391,868	$566,566

(a)	Commencement of operations was February 26, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(41,950)	$50,317	$19,708	$24,035
Net realized gain (loss)	5,959,007	1,883,835	227,272	(22,822)
Change in net unrealized appreciation/depreciation	4,245,115	3,286,948	529,855	(109,305)

Change in net assets resulting from operations	10,162,172	5,221,100	776,835	(108,092)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(229,243)	(307,305)	(755)	(2,660)
Class C	(49,805)	(82,111)	(69)	(354)
Class I	(484,046)	(568,389)	(4,846)	(4,022)
Class R2	(7,546)	(16,104)	(42)	(207)
Class R3	(8,542)	(7,619)	— (a)	— (a)
Class R4	(6,602)	(2,550)	— (a)	(193)
Class R5	(48,291)	(83,447)	(193)	(425)
Class R6	(774,029)	(964,234)	(12,971)	(15,475)

Total distributions to shareholders	(1,608,104)	(2,031,759)	(18,876)	(23,336)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	5,597,146	4,163,215	2,323,514	(19,703)

NET ASSETS:
Change in net assets	14,151,214	7,352,556	3,081,473	(151,131)
Beginning of period	23,265,166	15,912,610	1,259,997	1,411,128

End of period	$37,416,380	$23,265,166	$4,341,470	$1,259,997

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	99

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,072	$15,342	$151,578	$156,956
Net realized gain (loss)	30,613	46,835	2,016,851	1,074,096
Change in net unrealized appreciation/depreciation	61,725	(120,484)	4,026,205	588,905

Change in net assets resulting from operations	96,410	(58,307)	6,194,634	1,819,957

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,695)	(5,592)	(83,977)	(161,648)
Class C	(287)	(1,365)	(17,652)	(26,242)
Class I	(4,082)	(54,344)	(87,780)	(97,817)
Class L	—	—	(164,969)	(142,043)
Class R2	(85)	(314)	(14,883)	(21,799)
Class R3	—	—	(8,862)	(11,145)
Class R4	—	—	(1,911)	(2,149)
Class R5	(141)	(3,383)	(60,489)	(80,738)
Class R6	(2,355)	(11,681)	(727,732)	(925,117)

Total distributions to shareholders	(8,645)	(76,679)	(1,168,255)	(1,468,698)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(67,252)	(586,626)	(121,490)	286,006

NET ASSETS:
Change in net assets	20,513	(721,612)	4,904,889	637,265
Beginning of period	255,766	977,378	14,938,762	14,301,497

End of period	$276,279	$255,766	$19,843,651	$14,938,762

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,455	$16,629	$(4,044)	$16,065
Net realized gain (loss)	196,953	88,286	1,008,393	1,461,601
Change in net unrealized appreciation/depreciation	220,654	54,387	54,134	(1,045,105)

Change in net assets resulting from operations	422,062	159,302	1,058,483	432,561

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,875)	(12,262)	(77,084)	(110,686)
Class C	(2,514)	(4,180)	(9,299)	(22,436)
Class I	(13,950)	(18,221)	(515,371)	(858,499)
Class R2	(4,145)	(5,271)	(1,244)	(1,126)
Class R5	(20,231)	(23,132)	(9,627)	(20,316)
Class R6	(67,081)	(73,479)	(147,178)	(161,893)

Total distributions to shareholders	(117,796)	(136,545)	(759,803)	(1,174,956)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(111,060)	(56,713)	(697,740)	(2,626,307)

NET ASSETS:
Change in net assets	193,206	(33,956)	(399,060)	(3,368,702)
Beginning of period	1,114,382	1,148,338	3,050,306	6,419,008

End of period	$1,307,588	$1,114,382	$2,651,246	$3,050,306

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	101

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$58,068	$79,253	$719	$428
Net realized gain (loss)	562,881	809,145	4,226	253
Change in net unrealized appreciation/depreciation	1,148,187	(499,565)	19,592	2,768

Change in net assets resulting from operations	1,769,136	388,833	24,537	3,449

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(7,423)	(21,842)	(235)	(858)
Class C	—	—	(30)	(204)
Class I	(25,017)	(23,849)	(711)	(1,447)
Class L (a)	—	(45,099)	—	—
Class R6 (b)	(159,941)	(463,809)	(247)	—

Total distributions to shareholders	(192,381)	(554,599)	(1,223)	(2,509)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(889,477)	(1,284,816)	51,536	9,075

NET ASSETS:
Change in net assets	687,278	(1,450,582)	74,850	10,015
Beginning of period	4,364,764	5,815,346	40,700	30,685

End of period	$5,052,042	$4,364,764	$115,550	$40,700

(a)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund).

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,952	$11,575
Net realized gain (loss)	44,116	1,992
Change in net unrealized appreciation/depreciation	351,990	(46,631)

Change in net assets resulting from operations	411,058	(33,064)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(10,335)	(19,342)
Class C	(611)	(1,019)
Class I	(11,089)	(3,705)
Class R2	(33)	(16)
Class R3	(16)	(2)
Class R4	(24)	(12)
Class R5	(3)	(3)
Class R6	(4,026)	(2,189)

Total distributions to shareholders	(26,137)	(26,288)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	595,210	133,703

NET ASSETS:
Change in net assets	980,131	74,351
Beginning of period	726,854	652,503

End of period	$1,706,985	$726,854

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	103

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,527	$2,181	$1,280,565	$1,164,544
Distributions reinvested	862	962	55,042	95,360
Cost of shares redeemed	(2,169)	(2,204)	(1,092,878)	(977,172)

Change in net assets resulting from Class A capital transactions	2,220	939	242,729	282,732

Class C
Proceeds from shares issued	419	409	243,967	366,152
Distributions reinvested	403	540	13,343	32,079
Cost of shares redeemed	(612)	(490)	(552,490)	(334,932)

Change in net assets resulting from Class C capital transactions	210	459	(295,180)	63,299

Class I
Proceeds from shares issued	9,125	4,205	5,967,956	5,501,467
Distributions reinvested	7,180	10,183	221,627	291,290
Cost of shares redeemed	(3,056)	(30,218)	(3,358,152)	(3,044,873)

Change in net assets resulting from Class I capital transactions	13,249	(15,830)	2,831,431	2,747,884

Class R2
Proceeds from shares issued	—	—	18,279	23,230
Distributions reinvested	—	—	901	2,243
Cost of shares redeemed	—	—	(37,123)	(40,287)

Change in net assets resulting from Class R2 capital transactions	—	—	(17,943)	(14,814)

Class R3
Proceeds from shares issued	—	—	94,161	92,006
Distributions reinvested	—	—	2,770	4,162
Cost of shares redeemed	—	—	(57,502)	(46,297)

Change in net assets resulting from Class R3 capital transactions	—	—	39,429	49,871

Class R4
Proceeds from shares issued	—	—	153,736	71,534
Distributions reinvested	—	—	3,022	2,895
Cost of shares redeemed	—	—	(68,895)	(23,816)

Change in net assets resulting from Class R4 capital transactions	—	—	87,863	50,613

Class R5
Proceeds from shares issued	—	—	365,652	478,990
Distributions reinvested	—	—	25,988	44,948
Cost of shares redeemed	—	—	(420,221)	(593,726)

Change in net assets resulting from Class R5 capital transactions	—	—	(28,581)	(69,788)

Class R6
Proceeds from shares issued	2,422	7,519	6,385,588	7,465,340
Subscriptions in-kind (See Note 9)	—	—	—	48,418
Distributions reinvested	3,353	4,735	296,277	377,452
Cost of shares redeemed	(3,424)	(7,384)	(4,348,336)	(2,242,542)

Change in net assets resulting from Class R6 capital transactions	2,351	4,870	2,333,529	5,648,668

Total change in net assets resulting from capital transactions	$18,030	$(9,562)	$5,193,277	$8,758,465

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Equity Focus Fund		JPMorgan Equity Income Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	112	79	66,002	67,608
Reinvested	29	35	2,827	5,373
Redeemed	(70)	(84)	(57,193)	(57,395)

Change in Class A Shares	71	30	11,636	15,586

Class C
Issued	13	17	12,513	21,351
Reinvested	15	21	703	1,838
Redeemed	(21)	(21)	(29,946)	(20,307)

Change in Class C Shares	7	17	(16,730)	2,882

Class I
Issued	283	143	299,334	317,929
Reinvested	239	366	11,118	16,183
Redeemed	(97)	(1,079)	(169,937)	(181,493)

Change in Class I Shares	425	(570)	140,515	152,619

Class R2
Issued	—	—	934	1,382
Reinvested	—	—	47	126
Redeemed	—	—	(1,951)	(2,304)

Change in Class R2 Shares	—	—	(970)	(796)

Class R3
Issued	—	—	4,910	5,236
Reinvested	—	—	142	235
Redeemed	—	—	(2,969)	(2,666)

Change in Class R3 Shares	—	—	2,083	2,805

Class R4
Issued	—	—	7,771	3,947
Reinvested	—	—	150	162
Redeemed	—	—	(3,389)	(1,344)

Change in Class R4 Shares	—	—	4,532	2,765

Class R5
Issued	—	—	18,235	26,787
Reinvested	—	—	1,312	2,489
Redeemed	—	—	(21,287)	(33,212)

Change in Class R5 Shares	—	—	(1,740)	(3,936)

Class R6
Issued	76	264	319,793	418,476
Subscriptions in-kind (See Note 9)	—	—	—	2,637
Reinvested	112	170	14,863	21,032
Redeemed	(109)	(290)	(224,750)	(128,412)

Change in Class R6 Shares	79	144	109,906	313,733

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	105

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$177,480	$25,022	$1,460,355	$495,566
Distributions reinvested	3,413	852	7,380	3,972
Cost of shares redeemed	(25,791)	(11,252)	(340,811)	(348,671)

Change in net assets resulting from Class A capital transactions	155,102	14,622	1,126,924	150,867

Class C
Proceeds from shares issued	155,434	5,247	242,865	128,940
Distributions reinvested	2,275	254	1,095	835
Cost of shares redeemed	(8,379)	(238)	(53,065)	(56,070)

Change in net assets resulting from Class C capital transactions	149,330	5,263	190,895	73,705

Class I
Proceeds from shares issued	413,338	165,512	8,854,409	5,474,198
Distributions reinvested	25,319	12,358	111,688	59,927
Cost of shares redeemed	(135,112)	(36,261)	(3,681,719)	(2,956,713)

Change in net assets resulting from Class I capital transactions	303,545	141,609	5,284,378	2,577,412

Class R5
Proceeds from shares issued	54	—	3,519	1,405
Distributions reinvested	5	2	47	32
Cost of shares redeemed	— (a)	—	(1,189)	(550)

Change in net assets resulting from Class R5 capital transactions	59	2	2,377	887

Class R6
Proceeds from shares issued	47,093	939	1,000,413	755,421
Distributions reinvested	126	25	7,536	3,351
Cost of shares redeemed	(3,881)	(174)	(474,060)	(335,615)

Change in net assets resulting from Class R6 capital transactions	43,338	790	533,889	423,157

Total change in net assets resulting from capital transactions	$651,374	$162,286	$7,138,463	$3,226,028

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	11,996	1,779	60,745	23,862
Reinvested	234	66	303	190
Redeemed	(1,795)	(857)	(14,054)	(17,011)

Change in Class A Shares	10,435	988	46,994	7,041

Class C
Issued	10,447	362	10,337	6,200
Reinvested	154	19	48	40
Redeemed	(568)	(19)	(2,234)	(2,757)

Change in Class C Shares	10,033	362	8,151	3,483

Class I
Issued	28,524	11,688	374,344	261,714
Reinvested	1,777	917	4,623	2,858
Redeemed	(9,545)	(2,849)	(151,283)	(145,069)

Change in Class I Shares	20,756	9,756	227,684	119,503

Class R5
Issued	4	—	144	66
Reinvested	— (a)	1	2	2
Redeemed	— (a)	—	(49)	(26)

Change in Class R5 Shares	4	1	97	42

Class R6
Issued	3,379	64	41,538	36,462
Reinvested	9	2	308	159
Redeemed	(269)	(14)	(19,494)	(16,768)

Change in Class R6 Shares	3,119	52	22,352	19,853

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	107

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund
	Period Ended June 30, 2021 (a)	Period Ended June 30, 2021 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$54,055	$22,160
Distributions reinvested	25	15
Cost of shares redeemed	(2,233)	(998)

Change in net assets resulting from Class A capital transactions	51,847	21,177

Class C
Proceeds from shares issued	57,384	19,425
Distributions reinvested	1	3
Cost of shares redeemed	(1,122)	(464)

Change in net assets resulting from Class C capital transactions	56,263	18,964

Class I
Proceeds from shares issued	1,069,346	575,746
Distributions reinvested	783	415
Cost of shares redeemed	(75,413)	(64,565)

Change in net assets resulting from Class I capital transactions	994,716	511,596

Class R5
Proceeds from shares issued	545	20
Distributions reinvested	1	— (b)
Cost of shares redeemed	(21)	—

Change in net assets resulting from Class R5 capital transactions	525	20

Class R6
Proceeds from shares issued	261,104	1,769
Distributions reinvested	300	2
Cost of shares redeemed	(5,366)	— (b)

Change in net assets resulting from Class R6 capital transactions	256,038	1,771

Total change in net assets resulting from capital transactions	$1,359,389	$553,528

(a)	Commencement of operations was February 26, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund
	Period Ended June 30, 2021 (a)	Period Ended June 30, 2021 (a)
SHARE TRANSACTIONS:
Class A
Issued	3,452	1,406
Reinvested	2	1
Redeemed	(142)	(63)

Change in Class A Shares	3,312	1,344

Class C
Issued	3,672	1,235
Reinvested	— (b)	—	(b)
Redeemed	(72)	(29)

Change in Class C Shares	3,600	1,206

Class I
Issued	68,491	36,861
Reinvested	49	26
Redeemed	(4,782)	(4,085)

Change in Class I Shares	63,758	32,802

Class R5
Issued	34	1
Reinvested	— (b)	—	(b)
Redeemed	(1)	—

Change in Class R5 Shares	33	1

Class R6
Issued	16,725	112
Reinvested	19	—	(b)
Redeemed	(340)	—	(b)

Change in Class R6 Shares	16,404	112

(a)	Commencement of operations was February 26, 2021.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	109

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,542,784	$1,093,424	$81,668	$138,275
Distributions reinvested	209,959	290,772	737	2,618
Cost of shares redeemed	(1,237,783)	(1,019,134)	(49,625)	(156,095)

Change in net assets resulting from Class A capital transactions	514,960	365,062	32,780	(15,202)

Class C
Proceeds from shares issued	263,027	194,307	24,043	3,402
Distributions reinvested	45,342	64,738	68	344
Cost of shares redeemed	(425,827)	(147,910)	(13,265)	(20,436)

Change in net assets resulting from Class C capital transactions	(117,458)	111,135	10,846	(16,690)

Class I
Proceeds from shares issued	3,946,027	2,721,471	1,171,550	187,035
Distributions reinvested	446,730	522,530	4,779	4,008
Cost of shares redeemed	(3,034,183)	(1,843,411)	(229,227)	(206,607)

Change in net assets resulting from Class I capital transactions	1,358,574	1,400,590	947,102	(15,564)

Class R2
Proceeds from shares issued	43,616	36,135	3,822	4,111
Distributions reinvested	7,039	13,984	42	196
Cost of shares redeemed	(76,963)	(83,183)	(18,227)	(6,217)

Change in net assets resulting from Class R2 capital transactions	(26,308)	(33,064)	(14,363)	(1,910)

Class R3
Proceeds from shares issued	184,953	51,615	1	— (a)
Distributions reinvested	5,581	4,020	— (a)	— (a)
Cost of shares redeemed	(59,342)	(23,556)	(9)	— (a)

Change in net assets resulting from Class R3 capital transactions	131,192	32,079	(8)	— (a)

Class R4
Proceeds from shares issued	134,173	49,115	291	1,815
Distributions reinvested	6,602	2,550	— (a)	192
Cost of shares redeemed	(35,061)	(6,458)	(12,452)	(3,474)

Change in net assets resulting from Class R4 capital transactions	105,714	45,207	(12,161)	(1,467)

Class R5
Proceeds from shares issued	241,401	172,183	9,493	7,109
Distributions reinvested	46,287	78,312	191	420
Cost of shares redeemed	(375,742)	(278,117)	(13,602)	(17,058)

Change in net assets resulting from Class R5 capital transactions	(88,054)	(27,622)	(3,918)	(9,529)

Class R6
Proceeds from shares issued	6,503,315	3,367,122	1,547,366	166,602
Distributions reinvested	744,666	931,375	12,895	15,432
Cost of shares redeemed	(3,529,455)	(2,028,669)	(197,025)	(141,375)

Change in net assets resulting from Class R6 capital transactions	3,718,526	2,269,828	1,363,236	40,659

Total change in net assets resulting from capital transactions	$5,597,146	$4,163,215	$2,323,514	$(19,703)

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	26,713	26,425	4,245	10,104
Reinvested	3,666	7,477	46	196
Redeemed	(21,267)	(24,532)	(3,017)	(11,819)

Change in Class A Shares	9,112	9,370	1,274	(1,519)

Class C
Issued	6,214	6,347	1,298	262
Reinvested	1,097	2,250	5	26
Redeemed	(10,236)	(4,817)	(883)	(1,590)

Change in Class C Shares	(2,925)	3,780	420	(1,302)

Class I
Issued	66,612	64,836	62,079	14,482
Reinvested	7,640	13,208	273	306
Redeemed	(51,094)	(44,234)	(12,774)	(15,555)

Change in Class I Shares	23,158	33,810	49,578	(767)

Class R2
Issued	788	906	222	326
Reinvested	129	376	3	15
Redeemed	(1,379)	(2,121)	(1,084)	(468)

Change in Class R2 Shares	(462)	(839)	(859)	(127)

Class R3
Issued	3,136	1,251	1	— (a)
Reinvested	97	103	— (a)	— (a)
Redeemed	(1,008)	(568)	(1)	— (a)

Change in Class R3 Shares	2,225	786	— (a)	— (a)

Class R4
Issued	2,275	1,166	20	134
Reinvested	113	64	— (a)	14
Redeemed	(586)	(157)	(942)	(250)

Change in Class R4 Shares	1,802	1,073	(922)	(102)

Class R5
Issued	3,948	3,989	517	542
Reinvested	769	1,927	12	32
Redeemed	(6,111)	(6,525)	(784)	(1,286)

Change in Class R5 Shares	(1,394)	(609)	(255)	(712)

Class R6
Issued	104,867	77,205	76,592	12,775
Reinvested	12,253	22,702	760	1,189
Redeemed	(57,075)	(47,053)	(11,736)	(10,425)

Change in Class R6 Shares	60,045	52,854	65,616	3,539

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	111

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$7,017	$6,903	$448,946	$715,588
Distributions reinvested	1,624	5,106	78,212	154,154
Cost of shares redeemed	(15,672)	(23,459)	(1,212,979)	(605,447)

Change in net assets resulting from Class A capital transactions	(7,031)	(11,450)	(685,821)	264,295

Class C
Proceeds from shares issued	1,778	567	101,446	40,488
Distributions reinvested	283	1,288	17,249	24,891
Cost of shares redeemed	(5,408)	(7,152)	(111,778)	(84,646)

Change in net assets resulting from Class C capital transactions	(3,347)	(5,297)	6,917	(19,267)

Class I
Proceeds from shares issued	12,129	134,333	676,639	295,219
Distributions reinvested	4,054	54,229	83,781	94,363
Cost of shares redeemed	(43,512)	(689,651)	(445,901)	(492,924)

Change in net assets resulting from Class I capital transactions	(27,329)	(501,089)	314,519	(103,342)

Class L
Proceeds from shares issued	—	—	1,503,646	269,061
Distributions reinvested	—	—	156,873	124,874
Cost of shares redeemed	—	—	(1,609,341)	(663,087)

Change in net assets resulting from Class L capital transactions	—	—	51,178	(269,152)

Class R2
Proceeds from shares issued	546	765	43,197	28,578
Distributions reinvested	78	218	14,784	21,162
Cost of shares redeemed	(1,206)	(2,045)	(74,678)	(82,008)

Change in net assets resulting from Class R2 capital transactions	(582)	(1,062)	(16,697)	(32,268)

Class R3
Proceeds from shares issued	—	—	40,112	27,510
Distributions reinvested	—	—	7,878	10,063
Cost of shares redeemed	—	—	(32,479)	(33,612)

Change in net assets resulting from Class R3 capital transactions	—	—	15,511	3,961

Class R4
Proceeds from shares issued	—	—	19,615	4,496
Distributions reinvested	—	—	1,911	2,149
Cost of shares redeemed	—	—	(6,093)	(8,139)

Change in net assets resulting from Class R4 capital transactions	—	—	15,433	(1,494)

Class R5
Proceeds from shares issued	722	2,988	152,803	78,859
Distributions reinvested	141	3,383	56,125	73,591
Cost of shares redeemed	(2,434)	(48,472)	(201,053)	(194,808)

Change in net assets resulting from Class R5 capital transactions	(1,571)	(42,101)	7,875	(42,358)

Class R6
Proceeds from shares issued	14,127	55,961	3,065,302	1,785,782
Subscriptions in-kind (See Note 9)	—	—	—	45,414
Distributions reinvested	2,353	11,672	720,789	919,240
Cost of shares redeemed	(43,872)	(93,260)	(3,616,496)	(2,264,805)

Change in net assets resulting from Class R6 capital transactions	(27,392)	(25,627)	169,595	485,631

Total change in net assets resulting from capital transactions	$(67,252)	$(586,626)	$(121,490)	$286,006

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	230	238	23,673	46,733
Reinvested	56	173	4,247	9,829
Redeemed	(535)	(800)	(66,851)	(39,445)

Change in Class A Shares	(249)	(389)	(38,931)	17,117

Class C
Issued	57	22	5,407	2,740
Reinvested	10	44	981	1,647
Redeemed	(188)	(250)	(6,150)	(5,697)

Change in Class C Shares	(121)	(184)	238	(1,310)

Class I
Issued	378	4,400	34,804	18,972
Reinvested	139	1,759	4,522	5,999
Redeemed	(1,437)	(23,872)	(22,963)	(31,630)

Change in Class I Shares	(920)	(17,713)	16,363	(6,659)

Class L
Issued	—	—	82,220	17,663
Reinvested	—	—	8,466	7,922
Redeemed	—	—	(82,827)	(42,694)

Change in Class L Shares	—	—	7,859	(17,109)

Class R2
Issued	17	25	2,286	1,874
Reinvested	3	8	815	1,363
Redeemed	(41)	(72)	(3,942)	(5,292)

Change in Class R2 Shares	(21)	(39)	(841)	(2,055)

Class R3
Issued	—	—	2,150	1,723
Reinvested	—	—	430	644
Redeemed	—	—	(1,724)	(2,144)

Change in Class R3 Shares	—	—	856	223

Class R4
Issued	—	—	984	290
Reinvested	—	—	103	137
Redeemed	—	—	(311)	(534)

Change in Class R4 Shares	—	—	776	(107)

Class R5
Issued	22	101	7,725	5,056
Reinvested	5	110	3,019	4,669
Redeemed	(84)	(1,585)	(10,515)	(12,468)

Change in Class R5 Shares	(57)	(1,374)	229	(2,743)

Class R6
Issued	434	1,871	159,157	113,479
Subscriptions in-kind (See Note 9)	—	—	—	2,771
Reinvested	80	394	38,637	58,213
Redeemed	(1,493)	(3,593)	(183,543)	(143,075)

Change in Class R6 Shares	(979)	(1,328)	14,251	31,388

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	113

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$20,023	$18,251	$67,074	$82,531
Distributions reinvested	7,327	8,614	71,308	107,818
Cost of shares redeemed	(28,020)	(40,642)	(103,562)	(536,310)

Change in net assets resulting from Class A capital transactions	(670)	(13,777)	34,820	(345,961)

Class C
Proceeds from shares issued	1,789	2,490	5,606	7,465
Distributions reinvested	2,298	3,299	9,039	19,111
Cost of shares redeemed	(12,341)	(10,656)	(43,234)	(60,945)

Change in net assets resulting from Class C capital transactions	(8,254)	(4,867)	(28,589)	(34,369)

Class I
Proceeds from shares issued	13,566	21,569	241,025	542,564
Distributions reinvested	12,855	16,565	497,011	811,087
Cost of shares redeemed	(41,096)	(61,865)	(946,028)	(3,344,154)
Redemptions in-kind (See Note 8)	—	—	(487,288)	—

Change in net assets resulting from Class I capital transactions	(14,675)	(23,731)	(695,280)	(1,990,503)

Class R2
Proceeds from shares issued	11,220	10,855	614	1,116
Distributions reinvested	4,130	5,051	1,205	808
Cost of shares redeemed	(20,777)	(21,173)	(1,100)	(1,967)

Change in net assets resulting from Class R2 capital transactions	(5,427)	(5,267)	719	(43)

Class R5
Proceeds from shares issued	28,851	22,564	5,546	15,058
Distributions reinvested	20,215	23,131	9,489	20,259
Cost of shares redeemed	(119,468)	(53,596)	(23,795)	(84,259)

Change in net assets resulting from Class R5 capital transactions	(70,402)	(7,901)	(8,760)	(48,942)

Class R6
Proceeds from shares issued	45,323	41,741	127,531	91,207
Distributions reinvested	61,717	68,077	112,990	113,531
Cost of shares redeemed	(118,672)	(110,988)	(241,171)	(411,227)

Change in net assets resulting from Class R6 capital transactions	(11,632)	(1,170)	(650)	(206,489)

Total change in net assets resulting from capital transactions	$(111,060)	$(56,713)	$(697,740)	$(2,626,307)

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	314	335	2,537	3,532
Reinvested	119	160	3,151	4,576
Redeemed	(431)	(754)	(4,090)	(21,865)

Change in Class A Shares	2	(259)	1,598	(13,757)

Class C
Issued	28	47	242	340
Reinvested	38	63	446	873
Redeemed	(200)	(203)	(1,763)	(2,792)

Change in Class C Shares	(134)	(93)	(1,075)	(1,579)

Class I
Issued	202	377	9,169	22,659
Reinvested	204	300	21,400	33,851
Redeemed	(615)	(1,107)	(36,191)	(138,788)
Redemptions in-kind (See Note 8)	—	—	(19,946)	—

Change in Class I Shares	(209)	(430)	(25,568)	(82,278)

Class R2
Issued	177	204	26	49
Reinvested	69	96	56	36
Redeemed	(324)	(397)	(45)	(90)

Change in Class R2 Shares	(78)	(97)	37	(5)

Class R5
Issued	442	412	211	639
Reinvested	326	425	405	840
Redeemed	(1,790)	(983)	(911)	(3,482)

Change in Class R5 Shares	(1,022)	(146)	(295)	(2,003)

Class R6
Issued	690	784	4,669	3,578
Reinvested	993	1,251	4,828	4,714
Redeemed	(1,768)	(1,980)	(9,673)	(16,836)

Change in Class R6 Shares	(85)	55	(176)	(8,544)

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	115

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$52,721	$56,324	$9,507	$3,668
Distributions reinvested	7,384	21,732	226	837
Cost of shares redeemed	(123,854)	(97,073)	(1,965)	(4,213)

Change in net assets resulting from Class A capital transactions	(63,749)	(19,017)	7,768	292

Class C
Proceeds from shares issued	—	—	1,229	266
Distributions reinvested	—	—	30	187
Cost of shares redeemed	—	—	(1,166)	(725)

Change in net assets resulting from Class C capital transactions	—	—	93	(272)

Class I
Proceeds from shares issued	127,129	49,261	51,880	12,036
Distributions reinvested	17,371	23,349	688	1,446
Cost of shares redeemed	(230,638)	(94,822)	(30,906)	(4,427)
Conversion from Class L Shares	368,073	—	—	—

Change in net assets resulting from Class I capital transactions	281,935	(22,212)	21,662	9,055

Class L (a)
Proceeds from shares issued	534	76,268	—	—
Distributions reinvested	—	26,507	—	—
Cost of shares redeemed	(28,170)	(125,628)	—	—
Conversion to Class I Shares	(368,073)	—	—	—

Change in net assets resulting from Class L capital transactions	(395,709)	(22,853)	—	—

Class R6 (b)
Proceeds from shares issued	738,779	898,953	23,682	—
Distributions reinvested	159,481	462,987	247	—
Cost of shares redeemed	(1,610,214)	(1,245,965)	(1,916)	—
Redemptions in-kind (See Note 8)	—	(1,336,709)	—	—

Change in net assets resulting from Class R6 capital transactions	(711,954)	(1,220,734)	22,013	—

Total change in net assets resulting from capital transactions	$(889,477)	$(1,284,816)	$51,536	$9,075

(a)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(b)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund).

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	1,755	2,164	180	90
Reinvested	240	890	4	20
Redeemed	(3,944)	(3,751)	(37)	(108)

Change in Class A Shares	(1,949)	(697)	147	2

Class C
Issued	—	—	23	8
Reinvested	—	—	1	4
Redeemed	—	—	(24)	(18)

Change in Class C Shares	—	—	— (a)	(6)

Class I
Issued	4,149	1,907	1,006	295
Reinvested	556	945	14	33
Redeemed	(7,272)	(3,638)	(595)	(108)
Conversion from Class L Shares	13,572	—	—	—

Change in Class I Shares	11,005	(786)	425	220

Class L (b)
Issued	20	3,031	—	—
Reinvested	—	1,075	—	—
Redeemed	(1,046)	(4,779)	—	—
Conversion to Class I Shares	(13,599)	—	—	—

Change in Class L Shares	(14,625)	(673)	—	—

Class R6 (c)
Issued	22,714	35,010	451	—
Reinvested	5,100	18,774	5	—
Redeemed	(47,943)	(46,532)	(35)	—
Redemptions in-kind (See Note 8)	—	(52,834)	—	—

Change in Class R6 Shares	(20,129)	(45,582)	421	—

(a)	Amount rounds to less than one thousand.
(b)	On July 2, 2020, Class L Shares for JPMorgan U.S. Research Enhanced Equity Fund were converted into Class I Shares. Additionally, as of July 2, 2020, the Class L Shares are no longer offered.
(c)	Commencement of offering of class of shares effective September 30, 2020 for JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund).

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	117

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$43,922	$103,634
Distributions reinvested	9,932	18,821
Cost of shares redeemed	(188,211)	(69,860)

Change in net assets resulting from Class A capital transactions	(134,357)	52,595

Class C
Proceeds from shares issued	11,138	9,193
Distributions reinvested	525	848
Cost of shares redeemed	(10,570)	(6,721)

Change in net assets resulting from Class C capital transactions	1,093	3,320

Class I
Proceeds from shares issued	663,191	75,806
Distributions reinvested	10,612	3,345
Cost of shares redeemed	(99,019)	(33,791)

Change in net assets resulting from Class I capital transactions	574,784	45,360

Class R2
Proceeds from shares issued	1,007	1,202
Distributions reinvested	33	16
Cost of shares redeemed	(694)	(111)

Change in net assets resulting from Class R2 capital transactions	346	1,107

Class R3
Proceeds from shares issued	943	400
Distributions reinvested	10	2
Cost of shares redeemed	(166)	— (a)

Change in net assets resulting from Class R3 capital transactions	787	402

Class R4
Proceeds from shares issued	133	1,340
Distributions reinvested	24	12
Cost of shares redeemed	(1,482)	(38)

Change in net assets resulting from Class R4 capital transactions	(1,325)	1,314

Class R5
Proceeds from shares issued	78	71
Distributions reinvested	3	3
Cost of shares redeemed	(23)	(55)

Change in net assets resulting from Class R5 capital transactions	58	19

Class R6
Proceeds from shares issued	310,989	48,377
Distributions reinvested	3,841	2,097
Cost of shares redeemed	(34,999)	(20,888)
Redemptions in-kind (See Note 8)	(126,007)	—

Change in net assets resulting from Class R6 capital transactions	153,824	29,586

Total change in net assets resulting from capital transactions	$595,210	$133,703

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
	Year Ended June 30, 2021	Year Ended June 30, 2020
SHARE TRANSACTIONS:
Class A
Issued	799	2,118
Reinvested	184	373
Redeemed	(3,804)	(1,432)

Change in Class A Shares	(2,821)	1,059

Class C
Issued	216	209
Reinvested	11	19
Redeemed	(224)	(160)

Change in Class C Shares	3	68

Class I
Issued	11,291	1,616
Reinvested	179	64
Redeemed	(1,602)	(675)

Change in Class I Shares	9,868	1,005

Class R2
Issued	19	24
Reinvested	1	— (a)
Redeemed	(13)	(2)

Change in Class R2 Shares	7	22

Class R3
Issued	16	7
Reinvested	— (a)	— (a)
Redeemed	(3)	— (a)

Change in Class R3 Shares	13	7

Class R4
Issued	3	24
Reinvested	— (a)	— (a)
Redeemed	(25)	(1)

Change in Class R4 Shares	(22)	23

Class R5
Issued	1	2
Reinvested	— (a)	— (a)
Redeemed	— (a)	(1)

Change in Class R5 Shares	1	1

Class R6
Issued	5,348	915
Reinvested	65	39
Redeemed	(596)	(395)
Redemptions in-kind (See Note 8)	(2,169)	—

Change in Class R6 Shares	2,648	559

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	119

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED JUNE 30, 2021

(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$1,058,483

Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(2,108,130)
Proceeds from disposition of investment securities	4,073,456
Covers of investment securities sold short	(1,432,966)
Proceeds from investment securities sold short	900,673
Purchases of short-term investments — affiliates, net	24,072
Change in unrealized (appreciation)/depreciation on investments in non-affiliiates	(164,103)
Change in unrealized (appreciation)/depreciation on investments in affiliates	4
Change in unrealized (appreciation)/depreciation on investment securities sold short	109,989
Net realized (gain)/loss on investments in non-affiliates	(1,191,197)
Net realized (gain)/loss on investments in affiliates	5
Net realized (gain)/loss on securities sold short	183,382
Decrease in interest receivable from non-affiliates	279
Decrease in dividends receivable from non-affiliates	1,765
Decrease in tax reclaims receivable	6
Decrease in variation margin receivable	26
Decrease in dividend expense to non-affiliates on securities sold short	(297)
Increase in interest expense to non-affiliates on securities sold short	356
Increase in due to broker for securities sold short	20
Decrease in investment advisory fees payable	(207)
Decrease in administration fees payable	(8)
Decrease in distribution fees payable	(24)
Decrease in service fees payable	(62)
Decrease in custodian and accounting fees payable	(71)
Decrease in audit fees payable	(38)
Decrease in printing and mailing cost payable	(172)
Decrease in registration fees payable	(96)
Increase in other accrued expenses payable	221

Net cash provided (used) by operating activities	1,455,366

Cash flows provided (used) by financing activities:
Due to custodian	21
Proceeds from shares issued	447,177
Payment for shares redeemed	(1,356,886)
Redemptions in-kind	(487,288)
Cash distributions paid to shareholders (net of reinvestments of $701,042)	(58,761)

Net cash provided (used) by financing activities	(1,455,737)

Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	(371)
Restricted and unrestricted cash and deposits at broker at beginning of year	391

Restricted and unrestricted cash, foreign currency and deposits at broker at end of year	$20

Supplemental disclosure of cash flow information:

For the year ended June 30, 2021 the Fund paid $4,338 in interest expense.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

Reconciliation of restricted and unrestricted cash and foreign currency at the end of year to the Statements of Assets and Liabilities:

	June 30, 2020	June 30, 2021
Cash	$23	$—
Foreign currency, at value	—	20
Deposits at broker:
Futures contracts	368	—

	$391	$20

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

THIS PAGE IS INTENTIONALLY LEFT BLANK

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	121

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Focus Fund
Class A
Year Ended June 30, 2021	$26.88	$0.01	$11.90	$11.91	$(0.11)	$(3.65)	$(3.76)
Year Ended June 30, 2020	30.15	0.15	1.68	1.83	(0.12)	(4.98)	(5.10)
Year Ended June 30, 2019	31.83	0.13	2.32	2.45	(0.41)	(3.72)	(4.13)
Year Ended June 30, 2018	29.09	0.08	4.23	4.31	(0.01)	(1.56)	(1.57)
Year Ended June 30, 2017	23.73	(0.01)	5.70	5.69	(0.01)	(0.32)	(0.33)

Class C
Year Ended June 30, 2021	25.63	(0.13)	11.30	11.17	—	(3.65)	(3.65)
Year Ended June 30, 2020	29.01	0.01	1.60	1.61	(0.01)	(4.98)	(4.99)
Year Ended June 30, 2019	30.75	(0.03)	2.25	2.22	(0.24)	(3.72)	(3.96)
Year Ended June 30, 2018	28.28	(0.08)	4.11	4.03	—	(1.56)	(1.56)
Year Ended June 30, 2017	23.18	(0.14)	5.56	5.42	—	(0.32)	(0.32)

Class I
Year Ended June 30, 2021	27.38	0.10	12.13	12.23	(0.16)	(3.65)	(3.81)
Year Ended June 30, 2020	30.60	0.23	1.70	1.93	(0.17)	(4.98)	(5.15)
Year Ended June 30, 2019	32.13	0.18	2.38	2.56	(0.37)	(3.72)	(4.09)
Year Ended June 30, 2018	29.34	0.16	4.27	4.43	(0.08)	(1.56)	(1.64)
Year Ended June 30, 2017	23.92	0.06	5.75	5.81	(0.07)	(0.32)	(0.39)

Class R6
Year Ended June 30, 2021	27.25	0.18	12.07	12.25	(0.23)	(3.65)	(3.88)
Year Ended June 30, 2020	30.48	0.30	1.69	1.99	(0.24)	(4.98)	(5.22)
October 1, 2018 (f) through June 30, 2019	34.55	0.23	(0.05)	0.18	(0.53)	(3.72)	(4.25)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$35.03	47.07%	$9,949	1.09%	0.05%	1.24%	58%
26.88	5.87	5,723	1.10	0.55	1.34	44
30.15	9.22	5,511	1.09	0.42	1.41	45
31.83	15.02	4,077	1.11	0.26	1.31	34
29.09	24.09	3,362	1.17	(0.02)	1.37	84

33.15	46.37	4,293	1.59	(0.45)	1.74	58
25.63	5.30	3,147	1.60	0.05	1.84	44
29.01	8.67	3,084	1.59	(0.09)	1.89	45
30.75	14.45	3,017	1.61	(0.26)	1.80	34
28.28	23.49	3,331	1.66	(0.51)	1.86	84

35.80	47.46	83,598	0.85	0.30	0.98	58
27.38	6.12	52,303	0.85	0.79	1.08	44
30.60	9.50	75,887	0.84	0.57	1.08	45
32.13	15.31	246,276	0.86	0.52	1.03	34
29.34	24.43	180,151	0.92	0.23	1.10	84

35.62	47.82	34,054	0.60	0.55	0.73	58
27.25	6.39	23,881	0.60	1.06	0.83	44
30.48	2.03	22,346	0.59	1.08	0.95	45

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	123

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Year Ended June 30, 2021	$16.22	$0.29	$6.12	$6.41	$(0.29)	$—	$(0.29)
Year Ended June 30, 2020	17.83	0.32	(1.42)	(1.10)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Year Ended June 30, 2018	15.67	0.26	1.29	1.55	(0.25)	(0.15)	(0.40)
Year Ended June 30, 2017	14.01	0.24	1.75	1.99	(0.24)	(0.09)	(0.33)

Class C
Year Ended June 30, 2021	15.88	0.19	6.00	6.19	(0.20)	—	(0.20)
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Year Ended June 30, 2018	15.41	0.17	1.26	1.43	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2017	13.80	0.16	1.72	1.88	(0.18)	(0.09)	(0.27)

Class I
Year Ended June 30, 2021	16.52	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.31	1.31	1.62	(0.29)	(0.15)	(0.44)
Year Ended June 30, 2017	14.23	0.28	1.77	2.05	(0.27)	(0.09)	(0.36)

Class R2
Year Ended June 30, 2021	16.14	0.23	6.10	6.33	(0.24)	—	(0.24)
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Year Ended June 30, 2018	15.62	0.21	1.28	1.49	(0.22)	(0.15)	(0.37)
Year Ended June 30, 2017	13.97	0.20	1.75	1.95	(0.21)	(0.09)	(0.30)

Class R3
Year Ended June 30, 2021	16.21	0.29	6.11	6.40	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Year Ended June 30, 2018	15.66	0.27	1.27	1.54	(0.25)	(0.15)	(0.40)
September 9, 2016 (f) through June 30, 2017	14.06	0.19	1.71	1.90	(0.21)	(0.09)	(0.30)

Class R4
Year Ended June 30, 2021	16.51	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
Year Ended June 30, 2018	15.92	0.32	1.29	1.61	(0.29)	(0.15)	(0.44)
September 9, 2016 (f) through June 30, 2017	14.28	0.29	1.67	1.96	(0.23)	(0.09)	(0.32)

Class R5
Year Ended June 30, 2021	16.53	0.37	6.25	6.62	(0.37)	—	(0.37)
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Year Ended June 30, 2018	15.93	0.34	1.30	1.64	(0.31)	(0.15)	(0.46)
Year Ended June 30, 2017	14.23	0.31	1.78	2.09	(0.30)	(0.09)	(0.39)

Class R6
Year Ended June 30, 2021	16.52	0.39	6.24	6.63	(0.39)	—	(0.39)
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)
Year Ended June 30, 2018	15.92	0.35	1.31	1.66	(0.33)	(0.15)	(0.48)
Year Ended June 30, 2017	14.22	0.32	1.78	2.10	(0.31)	(0.09)	(0.40)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$22.34	39.81%	$4,715,916	0.96%	1.48%	0.96%	16%
16.22	(6.36)	3,234,850	0.98	1.83	0.98	22
17.83	11.17	3,277,249	0.99	1.90	1.00	23
16.82	9.94	3,022,879	1.00	1.55	1.01	20
15.67	14.34	3,176,361	1.04	1.59	1.08	14

21.87	39.19	1,493,408	1.45	0.99	1.46	16
15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23
16.50	9.35	1,303,731	1.50	1.05	1.50	20
15.41	13.74	1,385,115	1.54	1.09	1.55	14

22.76	40.16	17,980,353	0.70	1.73	0.71	16
16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23
17.10	10.22	6,320,979	0.74	1.81	0.75	20
15.92	14.57	6,542,906	0.78	1.84	0.79	14

22.23	39.47	77,859	1.22	1.22	1.22	16
16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23
16.74	9.59	80,330	1.26	1.29	1.26	20
15.62	14.08	87,437	1.29	1.34	1.39	14

22.32	39.79	280,991	0.95	1.49	0.96	16
16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23
16.80	9.90	91,267	0.99	1.61	0.99	20
15.66	13.62	25,209	1.03	1.55	1.05	14

22.75	40.19	249,525	0.70	1.73	0.70	16
16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23
17.09	10.18	23,451	0.74	1.90	0.75	20
15.92	13.85	1,340	0.78	2.28	0.83	14

22.78	40.41	1,655,531	0.55	1.88	0.56	16
16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23
17.11	10.38	1,097,476	0.59	1.98	0.60	20
15.93	14.84	912,746	0.58	2.05	0.63	14

22.76	40.51	19,952,074	0.45	1.98	0.46	16
16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
17.10	10.49	5,314,382	0.49	2.08	0.50	20
15.92	14.95	2,821,798	0.50	2.13	0.50	14

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	125

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Equity Premium Income Fund
Class A
Year Ended June 30, 2021	$12.96	$1.26	$2.40	$3.66	$(1.39)
Year Ended June 30, 2020	14.92	1.88	(2.42)	(0.54)	(1.42)
August 31, 2018 (f) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)

Class C
Year Ended June 30, 2021	12.96	1.15	2.44	3.59	(1.32)
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)
August 31, 2018 (f) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)

Class I
Year Ended June 30, 2021	12.96	1.38	2.32	3.70	(1.43)
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)
August 31, 2018 (f) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)

Class R5
Year Ended June 30, 2021	12.96	1.37	2.35	3.72	(1.45)
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)
August 31, 2018 (f) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)

Class R6
Year Ended June 30, 2021	12.96	1.43	2.30	3.73	(1.46)
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)
August 31, 2018 (f) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (c)

$15.23	29.67%	$174,085	0.85%		8.61%		0.91%		217%
12.96	(3.78)	12,904	0.85		14.21		1.11		236
14.92	5.95	125	0.85	(g)	7.90	(g)	1.80	(g)	43

15.23	29.03	158,340	1.34		7.76		1.40		217
12.96	(4.26)	4,710	1.35		11.77		1.61		236
14.92	5.50	21	1.35	(g)	7.14	(g)	2.26	(g)	43

15.23	29.97	519,976	0.60		9.62		0.69		217
12.96	(3.57)	173,409	0.60		11.40		0.91		236
14.92	6.15	54,045	0.60	(g)	7.89	(g)	1.13	(g)	43

15.23	30.16	88	0.45		9.54		0.56		217
12.96	(3.43)	21	0.45		10.37		0.83		236
14.92	6.28	21	0.45	(g)	8.04	(g)	1.36	(g)	43

15.23	30.29	48,315	0.35		9.99		0.44		217
12.96	(3.33)	686	0.35		13.60		0.59		236
14.92	6.37	21	0.35	(g)	8.14	(g)	1.26	(g)	43

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	127

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity Fund
Class A
Year Ended June 30, 2021	$21.83	$0.15	$4.11	$4.26	$(0.19)
Year Ended June 30, 2020	20.23	0.28	1.51	1.79	(0.19)
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)
Year Ended June 30, 2018	18.24	0.18	1.15	1.33	(0.14)
Year Ended June 30, 2017	16.23	0.19	2.01	2.20	(0.19)

Class C
Year Ended June 30, 2021	21.70	0.03	4.07	4.10	(0.08)
Year Ended June 30, 2020	20.10	0.17	1.52	1.69	(0.09)
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)
Year Ended June 30, 2018	18.16	0.08	1.15	1.23	(0.06)
Year Ended June 30, 2017	16.17	0.10	2.01	2.11	(0.12)

Class I
Year Ended June 30, 2021	21.90	0.21	4.11	4.32	(0.24)
Year Ended June 30, 2020	20.28	0.33	1.53	1.86	(0.24)
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)
Year Ended June 30, 2018	18.27	0.23	1.16	1.39	(0.19)
Year Ended June 30, 2017	16.26	0.23	2.01	2.24	(0.23)

Class R5
Year Ended June 30, 2021	21.93	0.25	4.11	4.36	(0.27)
Year Ended June 30, 2020	20.32	0.36	1.52	1.88	(0.27)
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)
Year Ended June 30, 2018	18.30	0.26	1.16	1.42	(0.22)
Year Ended June 30, 2017	16.28	0.26	2.02	2.28	(0.26)

Class R6
Year Ended June 30, 2021	21.95	0.28	4.11	4.39	(0.30)
Year Ended June 30, 2020	20.32	0.39	1.53	1.92	(0.29)
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)
Year Ended June 30, 2018	18.29	0.27	1.16	1.43	(0.23)
Year Ended June 30, 2017	16.28	0.25	2.03	2.28	(0.27)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$25.90	19.58%	$1,778,457	0.83%	0.61%	0.84%	39%
21.83	8.89	473,314	0.85	1.35	0.86	68
20.23	5.12	296,242	0.85	1.02	0.87	48
19.43	7.33	277,898	0.84	0.92	0.87	44
18.24	13.60	133,789	0.84	1.06	1.05	31

25.72	18.93	502,120	1.33	0.14	1.33	39
21.70	8.40	246,741	1.35	0.84	1.36	68
20.10	4.60	158,602	1.35	0.55	1.37	48
19.33	6.79	81,030	1.34	0.42	1.38	44
18.16	13.07	29,168	1.34	0.55	1.45	31

25.98	19.83	14,416,679	0.58	0.89	0.58	39
21.90	9.21	7,167,488	0.59	1.59	0.60	68
20.28	5.39	4,214,453	0.60	1.30	0.61	48
19.47	7.63	1,947,444	0.59	1.17	0.62	44
18.27	13.86	597,013	0.59	1.30	0.69	31

26.02	20.01	6,024	0.44	1.03	0.45	39
21.93	9.30	2,964	0.45	1.74	0.59	68
20.32	5.57	1,893	0.45	1.46	0.95	48
19.50	7.81	123	0.39	1.37	0.67	44
18.30	14.10	37	0.40	1.51	1.08	31

26.04	20.11	1,591,643	0.33	1.14	0.34	39
21.95	9.50	851,085	0.35	1.87	0.35	68
20.32	5.69	384,616	0.35	1.56	0.37	48
19.49	7.87	121,897	0.34	1.42	0.42	44
18.29	14.09	3,289	0.34	1.41	0.42	31

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	129

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity 2 Fund
Class A
February 26, 2021 (g) through June 30, 2021	$15.00	$0.03		$0.95	$0.98	$(0.01)

Class C
February 26, 2021 (g) through June 30, 2021	15.00	—	(h)	0.95	0.95	— (h)

Class I
February 26, 2021 (g) through June 30, 2021	15.00	0.04		0.96	1.00	(0.02)

Class R5
February 26, 2021 (g) through June 30, 2021	15.00	0.05		0.95	1.00	(0.02)

Class R6
February 26, 2021 (g) through June 30, 2021	15.00	0.05		0.96	1.01	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$15.97	6.54%	$52,880	0.85%	0.57%	0.92%	6%

15.95	6.36	57,423	1.35	0.05	1.43	6

15.98	6.63	1,018,781	0.60	0.80	0.70	6

15.98	6.66	536	0.45	0.99	0.88	6

15.99	6.75	262,248	0.35	1.04	0.43	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	131

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
JPMorgan Hedged Equity 3 Fund
Class A
February 26, 2021 (g) through June 30, 2021	$15.00	$0.03		$0.95	$0.98	$(0.02)

Class C
February 26, 2021 (g) through June 30, 2021	15.00	—	(h)	0.96	0.96	(0.01)

Class I
February 26, 2021 (g) through June 30, 2021	15.00	0.04		0.96	1.00	(0.02)

Class R5
February 26, 2021 (g) through June 30, 2021	15.00	0.05		0.95	1.00	(0.02)

Class R6
February 26, 2021 (g) through June 30, 2021	15.00	0.06		0.94	1.00	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.005.

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)(f)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits (f)	Portfolio turnover rate (c)

$15.96	6.50%	$21,446	0.85%	0.60%	1.00%	7%

15.95	6.37	19,229	1.35	0.09	1.51	7

15.98	6.64	524,074	0.60	0.81	0.80	7

15.98	6.64	21	0.45	0.96	3.22	7

15.98	6.68	1,796	0.35	1.10	0.64	7

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	133

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Year Ended June 30, 2021	$48.04	$(0.27)	$19.59	$19.32	$—	$(3.14)	$(3.14)
Year Ended June 30, 2020	41.87	(0.01)	11.39	11.38	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.23	(0.10)	9.92	9.82	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.93	(0.07)	8.51	8.44	—	(3.14)	(3.14)

Class C
Year Ended June 30, 2021	35.43	(0.41)	14.33	13.92	—	(3.14)	(3.14)
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Year Ended June 30, 2018	31.95	(0.25)	8.11	7.86	—	(5.61)	(5.61)
Year Ended June 30, 2017	28.15	(0.20)	7.14	6.94	—	(3.14)	(3.14)

Class I
Year Ended June 30, 2021	48.91	(0.12)	19.97	19.85	(0.03)	(3.14)	(3.17)
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	(0.01)	10.01	10.00	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.08	(0.02)	8.55	8.53	—	(3.14)	(3.14)

Class R2
Year Ended June 30, 2021	45.90	(0.39)	18.68	18.29	—	(3.14)	(3.14)
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Year Ended June 30, 2018	37.33	(0.20)	9.65	9.45	—	(5.61)	(5.61)
Year Ended June 30, 2017	32.31	(0.16)	8.32	8.16	—	(3.14)	(3.14)

Class R3
Year Ended June 30, 2021	48.34	(0.27)	19.72	19.45	(0.01)	(3.14)	(3.15)
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.39	(0.08)	9.94	9.86	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	(0.06)	7.62	7.56	—	(3.14)	(3.14)

Class R4
Year Ended June 30, 2021	48.84	(0.12)	19.94	19.82	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Year Ended June 30, 2018	38.47	0.01	9.98	9.99	—	(5.61)	(5.61)
September 9, 2016 (f) through June 30, 2017	33.97	0.04	7.60	7.64	—	(3.14)	(3.14)

Class R5
Year Ended June 30, 2021	50.20	(0.04)	20.52	20.48	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Year Ended June 30, 2018	39.04	0.06	10.16	10.22	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.46	0.05	8.67	8.72	—	(3.14)	(3.14)

Class R6
Year Ended June 30, 2021	50.66	0.03	20.71	20.74	(0.08)	(3.14)	(3.22)
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)
Year Ended June 30, 2018	39.23	0.10	10.23	10.33	—	(5.61)	(5.61)
Year Ended June 30, 2017	33.58	0.09	8.70	8.79	—	(3.14)	(3.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$64.22	41.00%	$4,970,767	0.93%	(0.46)%	1.02%	58%
48.04	30.09	3,280,463	0.94	(0.03)	1.04	47
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50
42.44	28.45	2,481,816	0.97	(0.25)	1.11	24
38.23	27.50	2,462,957	1.05	(0.19)	1.25	22

46.21	40.32	780,132	1.43	(0.96)	1.51	58
35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50
34.20	27.83	534,199	1.47	(0.75)	1.60	24
31.95	26.79	487,702	1.55	(0.69)	1.67	22

65.59	41.37	10,983,173	0.68	(0.21)	0.76	58
48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50
42.86	28.77	4,413,908	0.74	(0.03)	0.85	24
38.47	27.65	4,771,428	0.89	(0.05)	0.90	22

61.05	40.65	129,541	1.18	(0.71)	1.26	58
45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50
41.17	28.11	156,775	1.24	(0.52)	1.35	24
37.33	27.14	147,902	1.31	(0.46)	1.47	22

64.64	41.01	264,318	0.93	(0.45)	1.01	58
48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50
42.64	28.43	6,865	0.96	(0.21)	1.10	24
38.39	24.05	992	1.12	(0.20)	1.20	22

65.47	41.37	204,814	0.68	(0.20)	0.76	58
48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50
42.85	28.74	5,930	0.73	0.02	0.85	24
38.47	24.31	440	0.89	0.12	1.07	22

67.49	41.57	956,386	0.53	(0.06)	0.61	58
50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50
43.65	28.93	788,766	0.59	0.14	0.70	24
39.04	27.92	799,190	0.70	0.15	0.72	22

68.18	41.70	19,127,249	0.43	0.04	0.51	58
50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
43.95	29.08	5,962,328	0.48	0.24	0.60	24
39.23	28.03	3,606,093	0.60	0.25	0.60	22

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	135

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Year Ended June 30, 2021	$12.72	$0.11	$7.73	$7.84	$(0.08)	$—	$(0.08)
Year Ended June 30, 2020	14.11	0.18	(1.40)	(1.22)	(0.17)	—	(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Year Ended June 30, 2018	15.48	0.15	0.89	1.04	(0.13)	(1.28)	(1.41)
Year Ended June 30, 2017	12.71	0.15	3.42	3.57	(0.14)	(0.66)	(0.80)

Class C
Year Ended June 30, 2021	12.17	0.02	7.39	7.41	(0.03)	—	(0.03)
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Year Ended June 30, 2018	14.93	0.06	0.86	0.92	(0.06)	(1.28)	(1.34)
Year Ended June 30, 2017	12.30	0.07	3.30	3.37	(0.08)	(0.66)	(0.74)

Class I
Year Ended June 30, 2021	12.49	0.15	7.59	7.74	(0.13)	—	(0.13)
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Year Ended June 30, 2018	15.24	0.18	0.87	1.05	(0.16)	(1.28)	(1.44)
Year Ended June 30, 2017	12.53	0.17	3.37	3.54	(0.17)	(0.66)	(0.83)

Class R2
Year Ended June 30, 2021	12.61	0.06	7.67	7.73	(0.04)	—	(0.04)
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Year Ended June 30, 2018	15.39	0.11	0.86	0.97	(0.09)	(1.28)	(1.37)
Year Ended June 30, 2017	12.64	0.10	3.41	3.51	(0.10)	(0.66)	(0.76)

Class R3
Year Ended June 30, 2021	12.48	0.10	7.59	7.69	(0.08)	—	(0.08)
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)

Class R4
Year Ended June 30, 2021	12.73	0.12	7.77	7.89	(0.12)	—	(0.12)
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)

Class R5
Year Ended June 30, 2021	12.62	0.17	7.68	7.85	(0.15)	—	(0.15)
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Year Ended June 30, 2018	15.37	0.21	0.88	1.09	(0.19)	(1.28)	(1.47)
Year Ended June 30, 2017	12.63	0.20	3.39	3.59	(0.19)	(0.66)	(0.85)

Class R6
Year Ended June 30, 2021	12.53	0.19	7.63	7.82	(0.17)	—	(0.17)
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)
Year Ended June 30, 2018	15.28	0.22	0.88	1.10	(0.20)	(1.28)	(1.48)
Year Ended June 30, 2017	12.56	0.20	3.38	3.58	(0.20)	(0.66)	(0.86)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$20.48	61.86%	$218,302	0.93%	0.62%	1.04%	93%
12.72	(8.66)	119,402	0.93	1.33	1.04	177
14.11	1.07	153,809	0.93	1.19	1.04	162
15.11	6.52	236,470	0.93	0.92	1.04	130
15.48	28.47	215,017	0.92	1.01	1.08	145

19.55	60.96	62,488	1.43	0.11	1.50	93
12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162
14.51	5.94	69,445	1.44	0.42	1.52	130
14.93	27.72	48,028	1.44	0.50	1.57	145

20.10	62.22	1,418,653	0.69	0.84	0.76	93
12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162
14.85	6.74	378,058	0.70	1.19	0.77	130
15.24	28.61	161,494	0.79	1.15	0.80	145

20.30	61.40	11,175	1.18	0.38	1.27	93
12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162
14.99	6.14	17,046	1.21	0.68	1.30	130
15.39	28.11	6,775	1.23	0.71	1.43	145

20.09	61.83	16	0.94	0.63	1.04	93
12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

20.50	62.16	135	0.69	0.87	0.76	93
12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162

20.32	62.47	24,668	0.54	1.02	0.61	93
12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162
14.99	6.90	23,166	0.55	1.33	0.63	130
15.37	28.82	10,218	0.59	1.35	0.62	145

20.18	62.68	2,606,033	0.44	1.10	0.50	93
12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
14.90	7.04	928,167	0.46	1.41	0.52	130
15.28	28.90	610,732	0.51	1.43	0.52	145

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	137

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund)
Class A
Year Ended June 30, 2021	$25.83	$0.42		$11.10	$11.52	$(0.64)	$(0.33)	$(0.97)
Year Ended June 30, 2020	31.42	0.55	(d)	(3.38)	(2.83)	(0.63)	(2.13)	(2.76)
Year Ended June 30, 2019	34.53	0.49		0.55	1.04	(0.51)	(3.64)	(4.15)
Year Ended June 30, 2018	35.54	0.53		4.10	4.63	(0.55)	(5.09)	(5.64)
Year Ended June 30, 2017	31.20	0.47		4.66	5.13	(0.52)	(0.27)	(0.79)

Class C
Year Ended June 30, 2021	25.36	0.28		10.90	11.18	(0.49)	(0.33)	(0.82)
Year Ended June 30, 2020	30.90	0.40	(d)	(3.33)	(2.93)	(0.48)	(2.13)	(2.61)
Year Ended June 30, 2019	34.06	0.32		0.54	0.86	(0.38)	(3.64)	(4.02)
Year Ended June 30, 2018	35.14	0.35		4.05	4.40	(0.39)	(5.09)	(5.48)
Year Ended June 30, 2017	30.87	0.30		4.60	4.90	(0.36)	(0.27)	(0.63)

Class I
Year Ended June 30, 2021	25.79	0.50		11.48	11.98	(0.72)	(0.33)	(1.05)
Year Ended June 30, 2020	31.62	0.62	(d)	(3.66)	(3.04)	(0.66)	(2.13)	(2.79)
Year Ended June 30, 2019	34.71	0.57		0.55	1.12	(0.57)	(3.64)	(4.21)
Year Ended June 30, 2018	35.69	0.62		4.11	4.73	(0.62)	(5.09)	(5.71)
Year Ended June 30, 2017	31.34	0.53		4.67	5.20	(0.58)	(0.27)	(0.85)

Class R2
Year Ended June 30, 2021	25.55	0.33		11.01	11.34	(0.57)	(0.33)	(0.90)
Year Ended June 30, 2020	31.12	0.47	(d)	(3.35)	(2.88)	(0.56)	(2.13)	(2.69)
Year Ended June 30, 2019	34.26	0.40		0.54	0.94	(0.44)	(3.64)	(4.08)
Year Ended June 30, 2018	35.33	0.46		4.03	4.49	(0.47)	(5.09)	(5.56)
Year Ended June 30, 2017	31.04	0.38		4.62	5.00	(0.44)	(0.27)	(0.71)

Class R5
Year Ended June 30, 2021	25.66	0.59		11.63	12.22	(0.77)	(0.33)	(1.10)
Year Ended June 30, 2020	31.73	0.67	(d)	(3.87)	(3.20)	(0.74)	(2.13)	(2.87)
Year Ended June 30, 2019	34.80	0.62		0.56	1.18	(0.61)	(3.64)	(4.25)
Year Ended June 30, 2018	35.78	0.66		4.13	4.79	(0.68)	(5.09)	(5.77)
Year Ended June 30, 2017	31.42	0.59		4.69	5.28	(0.65)	(0.27)	(0.92)

Class R6
Year Ended June 30, 2021	26.06	0.57		11.28	11.85	(0.80)	(0.33)	(1.13)
Year Ended June 30, 2020	31.74	0.70	(d)	(3.47)	(2.77)	(0.78)	(2.13)	(2.91)
Year Ended June 30, 2019	34.80	0.65		0.57	1.22	(0.64)	(3.64)	(4.28)
Year Ended June 30, 2018	35.78	0.69		4.13	4.82	(0.71)	(5.09)	(5.80)
Year Ended June 30, 2017	31.42	0.61		4.69	5.30	(0.67)	(0.27)	(0.94)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.46, $0.30, $0.53, $0.38, $0.57 and $0.60 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.56%, 1.05%, 1.70%, 1.30%, 1.85% and 2.04% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$36.38	45.65%	$61,187	0.83%	1.37%		0.99%	72%
25.83	(9.96)	49,876	0.83	1.88	(d)	0.95	79
31.42	4.08	72,888	0.82	1.49		1.01	88
34.53	13.39	86,400	0.83	1.48		1.02	68
35.54	16.55	95,891	0.83	1.41		1.16	81

35.72	45.02	11,211	1.33	0.91		1.50	72
25.36	(10.46)	11,038	1.33	1.37	(d)	1.46	79
30.90	3.57	19,139	1.32	0.99		1.52	88
34.06	12.84	23,686	1.33	1.00		1.53	68
35.14	15.97	35,999	1.32	0.89		1.59	81

36.72	47.54	127,530	0.59	1.62		0.74	72
25.79	(10.69)	113,316	0.59	2.01	(d)	0.68	79
31.62	4.33	698,989	0.58	1.74		0.76	88
34.71	13.65	772,556	0.62	1.71		0.76	68
35.69	16.72	886,602	0.68	1.56		0.90	81

35.99	45.36	3,000	1.09	1.08		1.34	72
25.55	(10.24)	2,664	1.09	1.62	(d)	1.30	79
31.12	3.81	4,438	1.08	1.22		1.62	88
34.26	13.04	5,781	1.12	1.28		1.52	68
35.33	16.24	19,693	1.10	1.12		1.59	81

36.78	48.74	4,053	0.44	1.91		0.59	72
25.66	(11.16)	4,269	0.44	2.16	(d)	0.55	79
31.73	4.50	48,910	0.43	1.89		0.61	88
34.80	13.80	90,714	0.45	1.82		0.62	68
35.78	16.97	86,134	0.48	1.73		0.61	81

36.78	46.60	69,298	0.34	1.82		0.49	72
26.06	(9.68)	74,603	0.34	2.37	(d)	0.44	79
31.74	4.63	133,014	0.33	1.99		0.51	88
34.80	13.90	118,726	0.37	1.90		0.52	68
35.78	17.03	108,525	0.43	1.79		0.52	81

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	139

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Year Ended June 30, 2021	$16.22	$0.09	$6.39	$6.48	$(0.08)	$(1.11)	$(1.19)
Year Ended June 30, 2020	15.86	0.11	1.82	1.93	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.48	0.12	1.17	1.29	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.80	0.11	1.94	2.05	(0.11)	(1.26)	(1.37)
Year Ended June 30, 2017	13.76	0.11	2.57	2.68	(0.11)	(0.53)	(0.64)

Class C
Year Ended June 30, 2021	15.60	(0.01)	6.14	6.13	(0.01)	(1.11)	(1.12)
Year Ended June 30, 2020	15.31	0.03	1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04	1.13	1.17	(0.06)	(1.79)	(1.85)
Year Ended June 30, 2018	15.37	0.03	1.89	1.92	(0.04)	(1.26)	(1.30)
Year Ended June 30, 2017	13.41	0.04	2.49	2.53	(0.04)	(0.53)	(0.57)

Class I
Year Ended June 30, 2021	16.27	0.13	6.43	6.56	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.91	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16	1.18	1.34	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.83	0.15	1.94	2.09	(0.15)	(1.26)	(1.41)
Year Ended June 30, 2017	13.79	0.14	2.57	2.71	(0.14)	(0.53)	(0.67)

Class L
Year Ended June 30, 2021	16.30	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.93	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18	1.18	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.17	1.94	2.11	(0.17)	(1.26)	(1.43)
Year Ended June 30, 2017	13.80	0.16	2.58	2.74	(0.16)	(0.53)	(0.69)

Class R2
Year Ended June 30, 2021	16.04	0.04	6.33	6.37	(0.04)	(1.11)	(1.15)
Year Ended June 30, 2020	15.70	0.07	1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08	1.16	1.24	(0.09)	(1.79)	(1.88)
Year Ended June 30, 2018	15.68	0.07	1.92	1.99	(0.07)	(1.26)	(1.33)
Year Ended June 30, 2017	13.66	0.07	2.55	2.62	(0.07)	(0.53)	(0.60)

Class R3
Year Ended June 30, 2021	16.15	0.09	6.38	6.47	(0.09)	(1.11)	(1.20)
Year Ended June 30, 2020	15.80	0.11	1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12	1.16	1.28	(0.12)	(1.79)	(1.91)
Year Ended June 30, 2018	15.76	0.11	1.93	2.04	(0.11)	(1.26)	(1.37)
September 9, 2016 (f) through June 30, 2017	14.11	0.08	2.24	2.32	(0.14)	(0.53)	(0.67)

Class R4
Year Ended June 30, 2021	16.25	0.13	6.41	6.54	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.89	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17	1.16	1.33	(0.15)	(1.79)	(1.94)
Year Ended June 30, 2018	15.82	0.16	1.93	2.09	(0.15)	(1.26)	(1.41)
September 9, 2016 (f) through June 30, 2017	14.15	0.13	2.22	2.35	(0.15)	(0.53)	(0.68)

Class R5
Year Ended June 30, 2021	16.31	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.94	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19	1.17	1.36	(0.17)	(1.79)	(1.96)
Year Ended June 30, 2018	15.85	0.18	1.95	2.13	(0.18)	(1.26)	(1.44)
Year Ended June 30, 2017	13.81	0.17	2.57	2.74	(0.17)	(0.53)	(0.70)

Class R6
Year Ended June 30, 2021	16.34	0.18	6.46	6.64	(0.18)	(1.11)	(1.29)
Year Ended June 30, 2020	15.97	0.19	1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20	1.19	1.39	(0.19)	(1.79)	(1.98)
Year Ended June 30, 2018	15.87	0.19	1.95	2.14	(0.19)	(1.26)	(1.45)
Year Ended June 30, 2017	13.82	0.18	2.58	2.76	(0.18)	(0.53)	(0.71)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$21.51	41.18%	$1,642,046	0.94%	0.46%	0.98%	60%
16.22	12.59	1,869,111	0.94	0.70	0.99	84
15.86	9.18	1,556,392	0.94	0.76	0.99	91
16.48	13.20	1,340,858	0.94	0.69	1.01	97
15.80	19.86	1,371,821	0.94	0.75	1.10	86

20.61	40.52	367,940	1.44	(0.05)	1.47	60
15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91
15.99	12.66	302,297	1.44	0.19	1.50	97
15.37	19.23	318,369	1.44	0.25	1.55	86

21.59	41.64	1,731,572	0.69	0.69	0.72	60
16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91
16.51	13.44	1,521,535	0.71	0.92	0.75	97
15.83	20.05	1,287,300	0.76	0.93	0.81	86

21.63	41.81	1,907,620	0.54	0.83	0.58	60
16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91
16.53	13.56	1,679,995	0.57	1.05	0.60	97
15.85	20.27	3,391,256	0.61	1.07	0.67	86

21.26	40.92	269,266	1.19	0.20	1.22	60
16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91
16.34	12.88	265,675	1.21	0.42	1.25	97
15.68	19.58	260,589	1.20	0.48	1.40	86

21.42	41.30	174,770	0.94	0.44	0.97	60
16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91
16.43	13.18	61,413	0.95	0.69	1.00	97
15.76	16.83	25,050	1.00	0.67	1.03	86

21.55	41.58	45,443	0.69	0.69	0.72	60
16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91
16.50	13.48	10,531	0.70	0.94	0.75	97
15.82	16.99	1,030	0.75	1.03	0.81	86

21.64	41.79	1,089,931	0.54	0.84	0.57	60
16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91
16.54	13.66	938,744	0.54	1.08	0.60	97
15.85	20.24	890,105	0.56	1.12	0.62	86

21.69	41.98	12,615,063	0.44	0.95	0.47	60
16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
16.56	13.75	8,937,049	0.46	1.17	0.50	97
15.87	20.37	6,751,473	0.50	1.19	0.50	86

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	141

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)
Class A
Year Ended June 30, 2021	$57.64	$(0.01)		$21.89	$21.88	$(0.52)	$(5.60)	$(6.12)
Year Ended June 30, 2020	56.61	0.63	(d)	7.41	8.04	(0.34)	(6.67)	(7.01)
Year Ended June 30, 2019	59.09	0.45		3.01	3.46	(0.30)	(5.64)	(5.94)
Year Ended June 30, 2018	48.60	0.23		10.51	10.74	(0.25)	—	(0.25)
Year Ended June 30, 2017	40.37	0.22		8.27	8.49	(0.26)	—	(0.26)

Class C
Year Ended June 30, 2021	56.26	(0.32)		21.36	21.04	(0.15)	(5.60)	(5.75)
Year Ended June 30, 2020	55.45	0.35	(d)	7.22	7.57	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16		2.97	3.13	(0.04)	(5.64)	(5.68)
Year Ended June 30, 2018	47.72	(0.04)		10.32	10.28	—	—	—
Year Ended June 30, 2017	39.63	—	(e)	8.13	8.13	(0.04)	—	(0.04)

Class I
Year Ended June 30, 2021	58.80	0.16		22.37	22.53	(0.65)	(5.60)	(6.25)
Year Ended June 30, 2020	57.60	0.79	(d)	7.54	8.33	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60		3.05	3.65	(0.45)	(5.64)	(6.09)
Year Ended June 30, 2018	49.34	0.38		10.68	11.06	(0.36)	—	(0.36)
Year Ended June 30, 2017	40.99	0.34		8.40	8.74	(0.39)	—	(0.39)

Class R2
Year Ended June 30, 2021	56.08	(0.17)		21.26	21.09	(0.39)	(5.60)	(5.99)
Year Ended June 30, 2020	55.27	0.48	(d)	7.22	7.70	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30		2.93	3.23	(0.27)	(5.64)	(5.91)
Year Ended June 30, 2018	47.66	0.09		10.31	10.40	(0.11)	—	(0.11)
Year Ended June 30, 2017	39.66	0.11		8.12	8.23	(0.23)	—	(0.23)

Class R5
Year Ended June 30, 2021	57.93	0.26		21.96	22.22	(0.75)	(5.60)	(6.35)
Year Ended June 30, 2020	56.82	0.86	(d)	7.47	8.33	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68		2.99	3.67	(0.53)	(5.64)	(6.17)
Year Ended June 30, 2018	48.76	0.46		10.56	11.02	(0.46)	—	(0.46)
Year Ended June 30, 2017	40.51	0.42		8.29	8.71	(0.46)	—	(0.46)

Class R6
Year Ended June 30, 2021	57.93	0.33		21.96	22.29	(0.81)	(5.60)	(6.41)
Year Ended June 30, 2020	56.81	0.91	(d)	7.49	8.40	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74		2.98	3.72	(0.59)	(5.64)	(6.23)
Year Ended June 30, 2018	48.74	0.51		10.56	11.07	(0.49)	—	(0.49)
Year Ended June 30, 2017	40.50	0.44		8.29	8.73	(0.49)	—	(0.49)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.27, $(0.01), $0.41, $0.13, $0.49 and $0.55 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.48%, (0.02)%, 0.73%, 0.23%, 0.88% and 0.99% for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

(e)	Amount rounds to less than $0.005.
(f)	Amount rounds to less than 0.005%.

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$73.40	40.08%	$119,893	0.84%	(0.01)%		0.90%	64%
57.64	15.11	94,017	0.84	1.15	(d)	0.94	96
56.61	7.06	106,993	0.84	0.79		1.12	95
59.09	22.13	104,167	0.86	0.42		1.11	69
48.60	21.12	90,633	0.92	0.50		1.20	68

71.55	39.44	30,159	1.34	(0.50)		1.40	64
56.26	14.50	31,216	1.34	0.65	(d)	1.42	96
55.45	6.51	35,931	1.34	0.29		1.61	95
58.00	21.54	37,416	1.36	(0.08)		1.61	69
47.72	20.52	42,811	1.41	0.00	(f)	1.67	68

75.08	40.46	164,959	0.59	0.25		0.65	64
58.80	15.38	141,497	0.59	1.40	(d)	0.67	96
57.60	7.33	163,324	0.59	1.04		0.86	95
60.04	22.45	196,798	0.61	0.67		0.86	69
49.34	21.43	183,265	0.68	0.75		0.89	68

71.18	39.73	45,629	1.09	(0.26)		1.21	64
56.08	14.84	40,305	1.09	0.90	(d)	1.25	96
55.27	6.78	45,086	1.09	0.54		1.49	95
57.95	21.84	40,763	1.10	0.16		1.37	69
47.66	20.82	5,277	1.17	0.26		1.68	68

73.80	40.57	166,478	0.44	0.39		0.50	64
57.93	15.63	189,889	0.44	1.55	(d)	0.52	96
56.82	7.48	194,550	0.44	1.19		0.71	95
59.32	22.66	201,539	0.45	0.83		0.71	69
48.76	21.65	192,164	0.48	0.94		0.72	68

73.81	40.70	780,470	0.34	0.50		0.40	64
57.93	15.76	617,458	0.34	1.65	(d)	0.42	96
56.81	7.59	602,454	0.34	1.29		0.61	95
59.32	22.78	588,911	0.36	0.92		0.61	69
48.74	21.70	504,973	0.43	0.99		0.61	68

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	143

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2021	$24.58	$(0.10)	$9.21	$9.11	$(0.03)	$(6.82)	$(6.85)
Year Ended June 30, 2020	27.51	0.04	2.65	2.69	(0.03)	(5.59)	(5.62)
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)
Year Ended June 30, 2018	30.35	— (h)	3.87	3.87	—	(4.12)	(4.12)
Year Ended June 30, 2017	26.06	— (h)	5.54	5.54	(0.01)	(1.24)	(1.25)

Class C
Year Ended June 30, 2021	22.67	(0.21)	8.37	8.16	—	(6.82)	(6.82)
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.21	(0.15)	3.71	3.56	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.23	(0.14)	5.36	5.22	—	(1.24)	(1.24)

Class I
Year Ended June 30, 2021	25.04	(0.03)	9.41	9.38	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)
Year Ended June 30, 2018	30.66	0.08	3.92	4.00	(0.03)	(4.12)	(4.15)
Year Ended June 30, 2017	26.32	0.08	5.59	5.67	(0.09)	(1.24)	(1.33)

Class R2
Year Ended June 30, 2021	23.54	(0.18)	8.74	8.56	(0.01)	(6.82)	(6.83)
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)
Year Ended June 30, 2018	29.74	(0.09)	3.78	3.69	—	(4.12)	(4.12)
Year Ended June 30, 2017	25.61	(0.07)	5.44	5.37	—	(1.24)	(1.24)

Class R5
Year Ended June 30, 2021	25.20	(0.02)	9.49	9.47	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)
Year Ended June 30, 2018	30.81	0.11	3.93	4.04	(0.08)	(4.12)	(4.20)
Year Ended June 30, 2017	26.44	0.13	5.62	5.75	(0.14)	(1.24)	(1.38)

Class R6
Year Ended June 30, 2021	25.18	— (h)	9.47	9.47	(0.08)	(6.82)	(6.90)
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)
November 1, 2017 (j) through June 30, 2018	32.99	0.09	1.79	1.88	(0.12)	(4.12)	(4.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)

The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) for Class A are 1.10% and 1.25% for the year ended June 30, 2021, 1.10% and 1.26% for the year ended June 30, 2020, 1.09% and 1.34% for the year ended June 30, 2019, 1.15% and 1.40% for the year ended June 30, 2018 and 1.25% and 1.43% for the year ended June 30, 2017, for Class C are 1.59% and 1.74% for the year ended June 30, 2021, 1.60% and 1.76% for the year ended June 30, 2020, 1.60% and 1.85% for the year ended June 30, 2019, 1.65% and 1.90% for the year ended June 30, 2018 and 1.75% and 1.94% for the year ended June 30, 2017, for Class I are 0.85% and 0.99% for the year ended June 30, 2021, 0.85% and 1.01% for the year ended June 30, 2020, 0.85% and 1.09% for the year ended June 30, 2019, 0.90% and 1.15% for the year ended June 30, 2018 and 0.98% and 1.16% for the year ended June 30, 2017, for Class R2 are 1.45% and 1.50% for the year ended June 30, 2021, 1.45% and 1.52% for the year ended June 30, 2020, 1.45% and 1.63% for the year ended June 30, 2019, 1.47% and 1.67% for the year ended June 30, 2018 and 1.50% and 1.76% for the year ended June 30, 2017, for Class R5 are 0.80% and 0.84% for the year ended June 30, 2021, 0.80% and 0.85% for the year ended June 30, 2020, 0.80% and 0.94% for the year ended June 30, 2019, 0.79% and 1.00% for the year ended June 30, 2018 and 0.80% and 0.96% for the year ended June 30, 2017 and for Class R6 are 0.70% and 0.74% for the year ended June 30, 2021, 0.70% and 0.75% for the year ended June 30, 2020, 0.70% and 0.85% for the year ended June 30, 2019 and 0.70% and 0.90% for the period ended June 30, 2018, respectively.

(g)	Interest expense on securities sold short is 0.16%.
(h)	Amount rounds to less than $0.005.
(i)	Amount rounds to less than 0.005%.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (e)(f)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)	Portfolio turnover rate (excluding securities sold short) (c)	Portfolio turnover rate (including securities sold short) (c)

$26.84	42.30%	$335,206	1.94	%(g)	(0.39)%	2.09%	57%	96%
24.58	11.66	267,701	1.92		0.19	2.08	85	134
27.51	6.84	678,071	1.91		0.22	2.16	98	148
30.10	13.16	772,656	2.01		0.01	2.26	110	161
30.35	21.64	791,067	2.20		0.00 (i)	2.39	94	131

24.01	41.55	36,784	2.43	(g)	(0.88)	2.58	57	96
22.67	11.11	59,105	2.42		(0.32)	2.58	85	134
25.88	6.31	108,332	2.42		(0.29)	2.67	98	148
28.65	12.58	158,677	2.50		(0.50)	2.75	110	161
29.21	21.05	201,031	2.70		(0.50)	2.89	94	131

27.53	42.65	1,702,566	1.69	(g)	(0.12)	1.83	57	96
25.04	11.93	2,189,079	1.67		0.40	1.83	85	134
27.94	7.11	4,740,691	1.67		0.46	1.91	98	148
30.51	13.46	6,169,553	1.75		0.27	2.00	110	161
30.66	21.95	8,075,047	1.94		0.27	2.12	94	131

25.27	41.77	5,838	2.29	(g)	(0.74)	2.34	57	96
23.54	11.32	4,560	2.27		(0.13)	2.34	85	134
26.62	6.45	5,304	2.27		(0.14)	2.45	98	148
29.31	12.81	6,528	2.31		(0.30)	2.52	110	161
29.74	21.33	6,207	2.45		(0.24)	2.71	94	131

27.78	42.75	34,191	1.64	(g)	(0.08)	1.68	57	96
25.20	11.99	38,447	1.62		0.46	1.67	85	134
28.08	7.14	99,113	1.62		0.51	1.76	98	148
30.65	13.57	126,084	1.65		0.37	1.85	110	161
30.81	22.18	168,526	1.76		0.47	1.92	94	131

27.75	42.86	536,661	1.54	(g)	0.01	1.58	57	96
25.18	12.10	491,414	1.52		0.58	1.57	85	134
28.07	7.30	787,497	1.52		0.59	1.67	98	148
30.63	6.10	1,795,125	1.54		0.44	1.74	110	161

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	145

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Year Ended June 30, 2021	$26.55	$0.27	$10.81	$11.08	$(0.34)	$(0.83)	$—	$(1.17)
Year Ended June 30, 2020	27.38	0.38	1.80	2.18	(0.31)	(2.70)	—	(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	—	(3.29)
Year Ended June 30, 2018	25.40	0.31	2.96	3.27	(0.30)	—	—	(0.30)
Year Ended June 30, 2017	21.74	0.28	3.72	4.00	(0.32)	—	(0.02)	(0.34)

Class I
Year Ended June 30, 2021	26.85	0.35	10.94	11.29	(0.42)	(0.83)	—	(1.25)
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	—	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	—	(3.35)
Year Ended June 30, 2018	25.62	0.39	2.98	3.37	(0.38)	—	—	(0.38)
Year Ended June 30, 2017	21.92	0.35	3.76	4.11	(0.39)	—	(0.02)	(0.41)

Class R6
Year Ended June 30, 2021	26.81	0.38	10.93	11.31	(0.45)	(0.83)	—	(1.28)
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	—	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	—	(3.37)
Year Ended June 30, 2018	25.59	0.41	2.97	3.38	(0.40)	—	—	(0.40)
Year Ended June 30, 2017	21.90	0.38	3.75	4.13	(0.42)	—	(0.02)	(0.44)

(a)	Calculated based upon average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (b)	Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate

$36.46	42.55%	$180,296	0.60%	0.85%	0.84%	35%
26.55	9.08	183,005	0.60	1.45	0.85	59
27.38	9.39	207,809	0.60	1.24	0.85	42
28.37	12.92	278,766	0.60	1.13	0.85	45
25.40	18.52	422,719	0.69	1.19	0.96	40

36.89	42.92	686,545	0.35	1.09	0.58	35
26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42
28.61	13.19	268,898	0.35	1.39	0.60	45
25.62	18.85	285,141	0.43	1.45	0.69	40

36.84	43.09	4,185,201	0.25	1.19	0.33	35
26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
28.57	13.28	5,712,617	0.25	1.50	0.34	45
25.59	19.00	5,863,138	0.28	1.60	0.34	40

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	147

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
Class A
Year Ended June 30, 2021	$42.76	$0.42	$16.81	$17.23	$(0.30)	$(0.49)	$(0.79)
Year Ended June 30, 2020	41.85	0.47	3.52	3.99	(0.43)	(2.65)	(3.08)
Year Ended June 30, 2019	41.28	0.50	3.21	3.71	(0.41)	(2.73)	(3.14)
Year Ended June 30, 2018	39.35	0.58	4.05	4.63	(0.48)	(2.22)	(2.70)
Year Ended June 30, 2017	33.20	0.29	6.20	6.49	(0.34)	—	(0.34)

Class C
Year Ended June 30, 2021	41.80	0.16	16.43	16.59	(0.03)	(0.49)	(0.52)
Year Ended June 30, 2020	40.98	0.25	3.44	3.69	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29	3.16	3.45	(0.18)	(2.73)	(2.91)
Year Ended June 30, 2018	38.51	0.41	3.92	4.33	(0.18)	(2.22)	(2.40)
Year Ended June 30, 2017	32.48	0.11	6.06	6.17	(0.14)	—	(0.14)

Class I
Year Ended June 30, 2021	43.11	0.55	16.95	17.50	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	42.15	0.57	3.56	4.13	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60	3.23	3.83	(0.51)	(2.73)	(3.24)
Year Ended June 30, 2018	39.59	0.66	4.10	4.76	(0.57)	(2.22)	(2.79)
Year Ended June 30, 2017	33.40	0.38	6.25	6.63	(0.44)	—	(0.44)

Class R6
September 30, 2020 (f) through June 30, 2021	46.79	0.43	13.40	13.83	(0.44)	(0.49)	(0.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$59.20	40.64%	$24,169	0.64%	0.80%	1.23%	44%
42.76	9.57	11,178	0.82	1.12	1.53	99
41.85	9.90	10,828	0.83	1.22	1.73	97
41.28	11.88	9,497	0.90	1.41	1.92	38
39.35	19.64	7,943	1.08	0.80	2.29	53

57.87	39.94	3,794	1.13	0.32	1.72	44
41.80	9.03	2,735	1.32	0.62	2.07	99
40.98	9.34	2,949	1.33	0.73	2.22	97
40.44	11.35	3,277	1.42	1.01	2.45	38
38.51	19.02	5,063	1.58	0.30	2.79	53

59.71	40.99	62,431	0.39	1.06	0.96	44
43.11	9.86	26,787	0.57	1.37	1.25	99
42.15	10.18	16,908	0.58	1.46	1.45	97
41.56	12.16	9,172	0.64	1.59	1.63	38
39.59	19.95	5,038	0.83	1.04	2.03	53

59.69	29.93	25,156	0.34	1.05	0.70	44

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	149

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
Class A
Year Ended June 30, 2021	$45.62	$0.64	$19.59	$20.23	$(0.60)	$(0.64)	$(1.24)
Year Ended June 30, 2020	49.84	0.79	(3.18)	(2.39)	(0.76)	(1.07)	(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Year Ended June 30, 2018	46.85	0.64	4.98	5.62	(0.62)	(2.08)	(2.70)
Year Ended June 30, 2017	42.75	0.57	6.31	6.88	(0.57)	(2.21)	(2.78)

Class C
Year Ended June 30, 2021	40.63	0.32	17.40	17.72	(0.39)	(0.64)	(1.03)
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Year Ended June 30, 2018	42.54	0.35	4.51	4.86	(0.41)	(2.08)	(2.49)
Year Ended June 30, 2017	39.07	0.31	5.76	6.07	(0.39)	(2.21)	(2.60)

Class I
Year Ended June 30, 2021	48.34	0.83	20.76	21.59	(0.74)	(0.64)	(1.38)
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Year Ended June 30, 2018	49.21	0.81	5.21	6.02	(0.74)	(2.08)	(2.82)
Year Ended June 30, 2017	44.77	0.72	6.62	7.34	(0.69)	(2.21)	(2.90)

Class R2
Year Ended June 30, 2021	45.72	0.50	19.63	20.13	(0.48)	(0.64)	(1.12)
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Year Ended June 30, 2018	47.06	0.53	4.99	5.52	(0.52)	(2.08)	(2.60)
Year Ended June 30, 2017	42.94	0.46	6.33	6.79	(0.46)	(2.21)	(2.67)

Class R3
Year Ended June 30, 2021	48.25	0.68	20.73	21.41	(0.61)	(0.64)	(1.25)
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
July 31, 2017 (f) through June 30, 2018	49.99	0.68	4.46	5.14	(0.64)	(2.08)	(2.72)

Class R4
Year Ended June 30, 2021	48.31	0.79	20.81	21.60	(0.67)	(0.64)	(1.31)
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
July 31, 2017 (f) through June 30, 2018	49.99	0.79	4.46	5.25	(0.75)	(2.08)	(2.83)

Class R5
Year Ended June 30, 2021	48.69	0.93	20.93	21.86	(0.82)	(0.64)	(1.46)
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Year Ended June 30, 2018	49.50	0.91	5.23	6.14	(0.82)	(2.08)	(2.90)
Year Ended June 30, 2017	45.01	0.83	6.65	7.48	(0.78)	(2.21)	(2.99)

Class R6
Year Ended June 30, 2021	48.70	1.02	20.89	21.91	(0.87)	(0.64)	(1.51)
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)
Year Ended June 30, 2018	49.50	1.04	5.16	6.20	(0.87)	(2.08)	(2.95)
Year Ended June 30, 2017	45.01	0.81	6.69	7.50	(0.80)	(2.21)	(3.01)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$64.61	44.88%	$522,230	0.93%	1.17%	1.03%	14%
45.62	(5.11)	497,399	0.94	1.61	1.06	22
49.84	6.68	490,597	0.93	1.73	1.06	26
49.77	12.04	476,090	0.97	1.29	1.08	32
46.85	16.34	445,078	1.03	1.26	1.10	28

57.32	44.13	37,539	1.43	0.66	1.51	14
40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26
44.91	11.45	23,034	1.47	0.77	1.55	32
42.54	15.76	28,290	1.53	0.76	1.59	28

68.55	45.22	868,339	0.69	1.35	0.75	14
48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26
52.41	12.29	77,737	0.72	1.55	0.79	32
49.21	16.64	64,148	0.78	1.50	0.83	28

64.73	44.51	2,005	1.18	0.90	1.25	14
45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26
49.98	11.76	41	1.21	1.06	1.49	32
47.06	16.04	23	1.28	1.01	2.06	28

68.41	44.89	1,402	0.94	1.15	1.01	14
48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26
52.41	10.33	22	0.94	1.42	1.12	32

68.60	45.26	106	0.68	1.46	0.76	14
48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26
52.41	10.56	22	0.71	1.64	0.87	32

69.09	45.47	178	0.54	1.56	0.61	14
48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26
52.74	12.48	43	0.55	1.72	0.80	32
49.50	16.88	37	0.59	1.72	1.23	28

69.10	45.60	275,186	0.44	1.74	0.50	14
48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
52.75	12.59	33,774	0.44	1.95	0.52	32
49.50	16.94	2,129	0.53	1.66	0.55	28

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	151

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 15 separate funds of the Trusts (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Focus Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity 2 Fund(1)	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity 3 Fund(1)	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Applied Data Science Value Fund(2)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. GARP Equity Fund(3)	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A, Class I(4) and Class R6	JPM I	Diversified
JPMorgan U.S. Sustainable Leaders Fund(5)	Class A, Class C, Class I and Class R6(6)	JPM I	Diversified
JPMorgan U.S. Value Fund(7)	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified

(1)	Commenced operations on February 26, 2021.
(2)	Effective July 1, 2021, JPMorgan Intrepid Value Fund changed its name to JPMorgan U.S. Applied Data Science Value Fund.
(3)	Effective February 1, 2021, JPMorgan Intrepid Growth Fund changed its name to JPMorgan U.S. GARP Equity Fund.
(4)	On July 6, 2020, Class L Shares were converted into Class I Shares. Additionally, as of July 6, 2020, Class L Shares are no longer offered.
(5)	Effective August 15, 2020, JPMorgan Intrepid Sustainable Equity Fund changed its name to JPMorgan U.S. Sustainable Leaders Fund.
(6)	Commenced operations on September 30, 2020.
(7)	Effective November 1, 2020, JPMorgan Growth and Income Fund changed its name to JPMorgan U.S. Value Fund.

The investment objective of JPMorgan Equity Focus Fund (“Equity Focus Fund”) and JPMorgan Large Cap Growth Fund (“Large Cap Growth Fund”) is to seek long-term capital appreciation.

The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.

The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.

The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”), JPMorgan Hedged Equity 2 Fund (“Hedged Equity 2 Fund”) and JPMorgan Hedged Equity 3 Fund (“Hedged Equity 3 Fund”) is to seek to provide capital appreciation.

The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

The investment objective of JPMorgan U.S. Applied Data Science Value Fund (“U.S. Applied Data Science Value Fund”) and JPMorgan U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) is to seek to provide long-term capital appreciation.

The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) is to seek to provide high total return from a portfolio of selected equity securities.

The investment objective of JPMorgan U.S. GARP Equity Fund (“U.S. GARP Equity Fund”) is to seek to provide long-term capital growth.

The investment objective of JPMorgan U.S. Large Cap Core Plus Fund (“U.S. Large Cap Core Plus Fund”) is to seek to provide a high total return from a portfolio of selected equity securities.

152	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.

The investment objective of JPMorgan U.S. Value Fund (“U.S. Value Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

Class L Shares of U.S. Equity Fund and Class A Shares of U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.

All share classes of Hedged Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. Effective October 1, 2020, Class C Shares automatically convert to Class A Shares after eight years. Prior to October 1, 2020, Class C Shares automatically converted to Class A Shares after ten years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the “Boards”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Boards with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Boards. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts and options are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	153

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

Equity Focus Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$132,089	$—	$—	$132,089

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$46,355,736	$—	$—	$46,355,736

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$741,641	$—	$—	$741,641
Equity-Linked Notes	—	141,896	—	141,896
Short-Term Investments
Investment Companies	43,928	—	—	43,928

Total Investments in Securities	$785,569	$141,896	$—	$927,465

Appreciation in Other Financial Instruments
Futures Contracts	$3	$—	$—	$3

154	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$18,514,775	$—	$—	$18,514,775

Appreciation in Other Financial Instruments
Futures Contracts (a)	$5,311	$—	$—	$5,311

Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(200,436)	—	—	(200,436)
Put Options Written	(66,315)	—	—	(66,315)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(261,440)	$—	$—	$(261,440)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 2 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,448,854	$—	$—	$1,448,854

Appreciation in Other Financial Instruments
Futures Contracts (a)	$45	$—	$—	$45

Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(12,140)	—	—	(12,140)
Put Options Written	(640)	—	—	(640)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(12,735)	$—	$—	$(12,735)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 3 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$585,779	$—	$—	$585,779

Appreciation in Other Financial Instruments
Futures Contracts (a)	$32	$—	$—	$32

Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(7,591)	—	—	(7,591)
Put Options Written	(969)	—	—	(969)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(8,528)	$—	$—	$(8,528)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$37,825,031	$—	$—	$37,825,031

(a)	Please refer to the SOI for specifics of portfolio holdings.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	155

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,363,329	$—	$—	$4,363,329

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Applied Data Science Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$277,055	$—	$—	$277,055

Appreciation in Other Financial Instruments
Futures Contracts (a)	$107	$—	$—	$107

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$19,905,551	$—	$—	$19,905,551

Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,940	$—	$—	$1,940

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. GARP Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,309,699	$—	$—	$1,309,699

Appreciation in Other Financial Instruments
Futures Contracts (a)	$512	$—	$—	$512

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,315,329	$—	$—	$3,315,329

Total Liabilities for Securities Sold Short (a)	$(664,633)	$—	$—	$(664,633)

(a)	Please refer to the SOI for specifics of portfolio holdings.

156	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,067,469	$—	$—	$5,067,469

Appreciation in Other Financial Instruments
Futures Contracts (a)	$965	$—	$—	$965

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$115,508	$—	$—	$115,508

Appreciation in Other Financial Instruments
Futures Contracts (a)	$63	$—	$—	$63

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,705,834	$—	$—	$1,705,834

(a)	Please refer to the SOI for specifics of portfolio holdings.

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of June 30, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.

The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.

The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	157

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2021.

	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Large Cap Growth Fund	$422,906	$(422,906)	$—
Large Cap Value Fund	30,637	(30,637)	—
U.S. Equity Fund	30,132	(30,132)	—
U.S. GARP Equity Fund	2,790	(2,790)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.12% to 0.06%. For the year ended June 30, 2021, JPMIM waived fees associated with the Funds’ investment in the JPMorgan U.S. Government Money Market Fund as follows:

Equity Focus Fund	$—	(a)
Equity Income Fund	—	(a)
Large Cap Growth Fund	47
Large Cap Value Fund	3
U.S. Applied Data Science Value Fund	1
U.S. Equity Fund	3
U.S. GARP Equity Fund	2
U.S. Sustainable Leaders Fund	—	(a)

(a)	Amount rounds to less than one thousand.

The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).

Equity Focus Fund, Equity Income Fund, U.S. Applied Data Science Value Fund and U.S. Sustainable Leaders Fund did not have any securities out on loan at June 30, 2021. Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Value Fund did not lend out any securities during the year ended June 30, 2021.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the

158	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

tables below to be affiliated issuers. Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

Equity Focus Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$3,216	$36,907	$36,539	$(1)	$(1)	$3,582	3,580	$4		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares(a)	—	1,810	1,810	—	—	—	—	—	*(c)	—

Total	$3,216	$38,717	$38,349	$(1)	$(1)	$3,582		$4		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Income Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$883,014	$7,081,611	$6,855,898	$238	$(532)	$1,108,433	1,107,879	$1,170		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares(a)	—	11,346	11,346	—	—	—	—	—	*(c)	—

	$883,014	$7,092,957	$6,867,244	$238	$(532)	$1,108,433		$1,170		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Premium Income Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$5,899	$800,957	$762,923	$(5)	$—	(c)	$43,928	43,906	$10	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	159

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Hedged Equity Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 0.01% (a) (b)	$456,381	$6,474,865	$6,618,277	$—	$—	$312,969	312,969	$61	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

Hedged Equity 2 Fund
For the period ended June 30, 2021
Security Description	Value at February 26, 2021 (a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b)(c)	$—	$749,510	$666,577	$—	$—	$82,933	82,933	$3	$—

(a)	Commencement of operations was February 26, 2021.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.

Hedged Equity 3 Fund
For the period ended June 30, 2021
Security Description	Value at February 26, 2021 (a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (c)	$—	$270,762	$253,072	$—	$—	$17,690	17,690	$1	$—

(a)	Commencement of operations was February 26, 2021.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2021.

Large Cap Growth Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$1,084,362	$14,721,272	$14,303,977	$(26)	$(398)	$1,501,233	1,500,482	$1,768		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	1,102,899	3,197,800	3,986,304	(220)*	(56)	314,119	314,119	1,287	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	96,805	2,581,274	2,564,404	—	—	113,675	113,675	38	*	—

Total	$2,284,066	$20,500,346	$20,854,685	$(246)	$(454)	$1,929,027		$3,093		$—

160	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Large Cap Value Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)		Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$12,570	$2,845,097	$2,800,329	$(14)	$1		$57,325	57,297	$54		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	51,705	236,700	280,500	(8)*	—	(c)	7,897	7,896	41	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	8,692	140,745	125,975	—	—		23,462	23,462	2	*	—

Total	$72,967	$3,222,542	$3,206,804	$(22)	$1		$88,684		$97		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Applied Data Science Value Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$4,719	$73,416	$68,951	$(1)		$(1)	$9,182	9,178	$8		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	3	5,501	5,503	—	*(c)	(1)	—	—	2	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	2,452	24,723	27,175	—		—	—	—	1	*	—

Total	$7,174	$103,640	$101,629	$(1)		$(2)	$9,182		$11		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Equity Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$41,341	$5,762,716	$5,575,130	$(81)	$— (c)	$228,846	228,732	$291		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	1,074	401,000	375,066	(10)*	(3)	26,995	26,995	72	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	12,605	125,583	134,682	—	—	3,506	3,506	3	*	—

Total	$55,020	$6,289,299	$6,084,878	$(91)	$(3)	$259,347		$366		$—

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	161

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.

U.S. GARP Equity Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$12,447	$278,039	$259,363	$(6)	$(7)	$31,110	31,095	$38		$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 0.08% (a) (b)	—	153,000	151,000	(6)*	— (c)	1,994	1,994	26	*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (b)	11,327	145,116	155,528	—	—	915	915	2	*	—

Total	$23,774	$576,155	$565,891	$(12)	$(7)	$34,019		$66		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Large Cap Core Plus Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$35,661	$883,510	$907,582	$(5)	$(4)	$11,580	11,574	$29	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

U.S. Research Enhanced Equity Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$110,144	$1,058,266	$1,101,481	$(14)	$(1)	$66,914	66,881	$66	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.

162	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

U.S. Sustainable Leaders Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$1,605	$59,100	$56,125	$(1)	$1	$4,580	4,577	$3		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	326	2,242	2,568	—	—	—	—	—	*(c)	—

Total	$1,931	$61,342	$58,693	$(1)	$1	$4,580		$3		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Value Fund
For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 0.07% (a) (b)	$25,234	$751,274	$738,469	$7	$(18)	$38,028	38,009	$39		$—
JPMorgan U.S. Government Money Market Fund Class IM Shares (a)	—	236	236	—	—	—	—	—	*(c)	—

Total	$25,234	$751,510	$738,705	$7	$(18)	$38,028		$39		$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2021.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

E. Options — Hedged Equity Fund, Hedged Equity 2 Fund and Hedged Equity 3 Fund purchased and sold (“wrote”) put and call options on various instruments including options on indices to manage and hedge equity risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.

Options Purchased — Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	163

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The Funds pledge collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOIs.

Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

F. Futures Contracts — Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

G. Summary of Derivatives Information

Derivatives Volume

The table below discloses the volume of the Funds’ options and futures contracts activity during the year ended June 30, 2021. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity:

	Equity Premium Income Fund		Hedged Equity Fund	Hedged Equity 2 Fund		Hedged Equity 3 Fund		U.S. Applied Data Science Value Fund	U.S. Equity Fund	U.S. GARP Equity Fund	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund	U.S. Sustainable Leaders Fund
Futures Contracts — Equity:
Average Notional Balance Long	$5,129	(a)	$240,641	$12,681	(b)	$1,417	(b)	$5,378	$166,556	$20,156	$737	$45,618	$1,633
Ending Notional Balance Long	1,501		362,593	27,446		2,788		7,719	115,361	31,735	—	45,673	4,583

Exchange-Traded Options:
Average Number of Contracts Purchased	—		38,531	1,809	(b)	730	(b)	—	—	—	—	—	—
Average Number of Contracts Written	—		77,062	3,618	(b)	1,460	(b)	—	—	—	—	—	—
Ending Number of Contracts Purchased	—		42,646	3,233		1,318		—	—	—	—	—	—
Ending Number of Contracts Written	—		85,292	6,466		2,636		—	—	—	—	—	—

164	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

(a)	For the period February 1, 2021 through June 30, 2021.
(b)	For the period March 1, 2021 through June 30, 2021.

The Funds’ derivatives contracts held at June 30, 2021 are not accounted for as hedging instruments under GAAP.

H. Equity-Linked Notes — Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs’ values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board of JPM IV, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.

As of June 30, 2021, Equity Premium Income Fund had outstanding ELNs as listed on the SOI.

I. Short Sales — U.S. Large Cap Core Plus Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Securities segregated as collateral are denoted on the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.

As of June 30, 2021, U.S. Large Cap Core Plus Fund had outstanding short sales as listed on its SOI.

J. Offering and Organization Costs — Total offering costs of $104 and $104, respectively, incurred in connection with the offering of shares of Hedged Equity 2 Fund and Hedged Equity 3 Fund are amortized on a straight line basis over 12 months from the date the Funds commenced operations. Costs paid in connection with the organization of the Funds, if any, are recorded as an expense at the time the Funds commenced operations. For the year ended June 30, 2021, total offering costs amortized were $34 and $34, respectively.

K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Dividend income and dividend expense on securities sold short are recorded on the ex-dividend date or when a Fund first learns of the dividend. To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

L. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	165

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2021 are as follows:

	Class A		Class C		Class I	Class L		Class R2		Class R3		Class R4		Class R5		Class R6		Total
Equity Focus Fund
Transfer agency fees	$1		$1		$2	n/a		n/a		n/a		n/a		n/a		$—	(a)	$4
Equity Income Fund
Transfer agency fees	435		68		366	n/a		$12		$7		$4		$31		254		1,177
Equity Premium Income Fund
Transfer agency fees	—	(a)	—	(a)	9	n/a		n/a		n/a		n/a		—	(a)	1		10
Hedged Equity Fund
Transfer agency fees	49		10		126	n/a		n/a		n/a		n/a		1		28		214
Hedged Equity 2 Fund
Transfer agency fees	—	(a)	—	(a)	1	n/a		n/a		n/a		n/a		—	(a)	—	(a)	1
Hedged Equity 3 Fund
Transfer agency fees	—	(a)	1		1	n/a		n/a		n/a		n/a		—	(a)	—	(a)	2
Large Cap Growth Fund
Transfer agency fees	403		27		126	n/a		9		3		3		14		155		740
Large Cap Value Fund
Transfer agency fees	62		2		90	n/a		4		—	(a)	—	(a)	3		18		179
U.S. Applied Data Science Value Fund
Transfer agency fees	1		2		3	n/a		3		n/a		n/a		—	(a)	2		11
U.S. Equity Fund
Transfer agency fees	95		12		33	$87		6		4		—	(a)	10		98		345
U.S. GARP Equity Fund
Transfer agency fees	9		2		5	n/a		29		n/a		n/a		2		6		53
U.S. Large Cap Core Plus Fund
Transfer agency fees	34		4		51	n/a		1		n/a		n/a		—	(a)	5		95
U.S. Research Enhanced Equity Fund
Transfer agency fees	16		n/a		13	—	(a)	n/a		n/a		n/a		n/a		35		64
U.S. Sustainable Leaders Fund
Transfer agency fees	3		—	(a)	2	n/a		n/a		n/a		n/a		n/a		—	(a)	5
U.S. Value Fund
Transfer agency fees	149		2		12	n/a		—	(a)	—	(a)	—	(a)	—	(a)	3		166

(a)	Amount rounds to less than one thousand.

M. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

N. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Equity Focus Fund, Large Cap Growth Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Sustainable Leaders Fund, for which distributions are generally declared and paid at least annually, and Equity Income Fund and Equity Premium Income Fund, for which distributions are generally declared daily and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

166	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Focus Fund	$35	$(49)	$14
Equity Income Fund	(5,136)	(1,553)	6,689
Equity Premium Income Fund	(74)	(75)	149
Hedged Equity Fund	—	(4,017)	4,017
Hedged Equity 2 Fund	(38)	38	—
Hedged Equity 3 Fund	(5)	5	—
Large Cap Growth Fund	495,481	19,600	(515,081)
Large Cap Value Fund	—	(216)	216
U.S. Applied Data Science Value Fund	2,738	(317)	(2,421)
U.S. Equity Fund	197,537	(2,245)	(195,292)
U.S. GARP Equity Fund	1,012	(10)	(1,002)
U.S. Large Cap Core Plus Fund	309,335	1,704	(311,039)
U.S. Research Enhanced Equity Fund	—	(1,904)	1,904
U.S. Sustainable Leaders Fund	—	(2)	2
U.S. Value Fund	(130)	(214)	344

The reclassifications for the Funds relate primarily to non-taxable dividends, redemptions in-kind and tax equalization.

O. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Equity Focus Fund	0.50%
Equity Income Fund	0.40
Equity Premium Income Fund	0.25
Hedged Equity Fund	0.25
Hedged Equity 2 Fund	0.25
Hedged Equity 3 Fund	0.25
Large Cap Growth Fund	0.45
Large Cap Value Fund	0.40
U.S. Applied Data Science Value Fund	0.30
U.S. Equity Fund	0.40
U.S. GARP Equity Fund	0.30
U.S. Large Cap Core Plus Fund	0.65
U.S. Research Enhanced Equity Fund	0.25
U.S. Sustainable Leaders Fund	0.30
U.S. Value Fund	0.40

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2021, the effective rate for Equity Focus Fund, Equity Income Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Growth Fund, Large Cap Value Fund,

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	167

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund was 0.07%, 0.04%, 0.07%, 0.07%, 0.075%, 0.075%, 0.05%, 0.07%, 0.07%, 0.06%, 0.07%, 0.07%, 0.07%, 0.07% and 0.07%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R3
Equity Focus Fund	0.25%	0.75%	n/a	n/a
Equity Income Fund	0.25	0.75	0.50%	0.25%
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Hedged Equity 2 Fund	0.25	0.75	n/a	n/a
Hedged Equity 3 Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Applied Data Science Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. GARP Equity Fund	0.25	0.75	0.50	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.75	n/a	n/a
U.S. Value Fund	0.25	0.75	0.50	0.25

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
Equity Focus Fund	$2	$1
Equity Income Fund	622	4
Equity Premium Income Fund	115	—
Hedged Equity Fund	263	1
Hedged Equity 2 Fund	46	—
Hedged Equity 3 Fund	18	—
Large Cap Growth Fund	887	1
Large Cap Value Fund	29	—
U.S. Applied Data Science Value Fund	3	—
U.S. Equity Fund	210	—	(a)
U.S. GARP Equity Fund	7	—	(a)
U.S. Large Cap Core Plus Fund	21	—	(a)
U.S. Research Enhanced Equity Fund	1	—
U.S. Sustainable Leaders Fund	8	—
U.S. Value Fund	22	—	(a)

(a)	Amount rounds to less than one thousand.

D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except

168	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Focus Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Equity Income Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 2 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 3 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Applied Data Science Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. GARP Equity Fund	0.25	0.25	0.25	n/a	0.25%	n/a	n/a	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Value Fund	0.25	0.25	0.25	n/a	0.25	0.25%	0.25%	0.10

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements - The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds (excluding Equity Income Fund) to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class C		Class I		Class L		Class R2	Class R3	Class R4	Class R5	Class R6
Equity Focus Fund	1.10%		1.60%		0.85%		n/a		n/a	n/a	n/a	n/a	0.60%
Equity Premium Income Fund	0.85		1.35		0.60		n/a		n/a	n/a	n/a	0.45%	0.35
Hedged Equity Fund	0.85		1.35		0.60		n/a		n/a	n/a	n/a	0.45	0.35
Hedged Equity 2 Fund	0.85		1.35		0.60		n/a		n/a	n/a	n/a	0.45	0.35
Hedged Equity 3 Fund	0.85		1.35		0.60		n/a		n/a	n/a	n/a	0.45	0.35
Large Cap Growth Fund	0.94		1.44		0.69		n/a		1.19%	0.94%	0.69%	0.54	0.44
Large Cap Value Fund	0.93		1.44		0.69		n/a		1.19	0.94	0.69	0.54	0.44
U.S. Applied Data Science Value Fund	0.83	(1)	1.33	(1)	0.59	(1)	n/a		1.09	n/a	n/a	0.44	0.34
U.S. Equity Fund	0.94		1.44		0.69		n/a	(2)	1.19	0.94	0.69	0.54	0.44
U.S. GARP Equity Fund	0.84		1.34		0.59		n/a		1.09	n/a	n/a	0.44	0.34
U.S. Large Cap Core Plus Fund	1.10		1.60		0.85		n/a		1.45	n/a	n/a	0.80	0.70
U.S. Research Enhanced Equity Fund	0.60		n/a		0.35		n/a		n/a	n/a	n/a	n/a	0.25
U.S. Sustainable Leaders Fund	0.64		1.14		0.39		n/a		n/a	n/a	n/a	n/a	0.34
U.S. Value Fund	0.94		1.44		0.69		n/a		1.19	0.94	0.69	0.54	0.44

(1)

Effective July 1, 2021, the contractual expense limitations changed to 0.73%, 1.23% and 0.49% for Class A, Class C and Class I Shares, respectively, and the contractual expense limitations for all classes of the Fund were extended until at least June 30, 2023.

(2)	Effective November 1, 2020, the contractual expense limitation expired. Prior to November 1, 2020, the contractual expense limitation was 0.61%.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	169

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

For the year ended June 30, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Focus Fund	$87	$55	$3	$145	$—
Equity Income Fund	28	—	—	28	—
Equity Premium Income Fund	181	120	9	310	1
Hedged Equity Fund	—	—	3	3	—
Hedged Equity 2 Fund	105	57	1	163	48
Hedged Equity 3 Fund	91	41	1	133	52
Large Cap Growth Fund	13,309	8,859	437	22,605	9
Large Cap Value Fund	711	474	177	1,362	16
U.S. Applied Data Science Value Fund	225	150	15	390	1
U.S. Equity Fund	3,640	2,421	157	6,218	89
U.S. GARP Equity Fund	440	294	43	777	—
U.S. Large Cap Core Plus Fund	665	443	2,400	3,508	4
U.S. Research Enhanced Equity Fund	2,516	1,676	1,266	5,458	—	(a)
U.S. Sustainable Leaders Fund	212	56	133	401	4
U.S. Value Fund	420	280	159	859	2

(a)	Amount rounds to less than one thousand.

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2021 were as follows:

Equity Focus Fund	$4
Equity Income Fund	1,032
Equity Premium Income Fund	10
Hedged Equity Fund	362
Hedged Equity 2 Fund	3
Hedged Equity 3 Fund	1
Large Cap Growth Fund	1,376
Large Cap Value Fund	44
U.S. Applied Data Science Value Fund	6
U.S. Equity Fund	234
U.S. GARP Equity Fund	31
U.S. Large Cap Core Plus Fund	32
U.S. Research Enhanced Equity Fund	65
U.S. Sustainable Leaders Fund	3
U.S. Value Fund	32

G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2021, Large Cap Growth Fund and U.S. Large Cap Core Plus Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

170	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2021, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Focus Fund	$66,707	$60,241	$—	$—
Equity Income Fund	10,618,660	5,698,557	—	—
Equity Premium Income Fund	1,451,478	806,058	—	—
Hedged Equity Fund	10,328,405	5,566,162	—	—
Hedged Equity 2 Fund	1,347,967	37,676	—	—
Hedged Equity 3 Fund	555,540	16,766	—	—
Large Cap Growth Fund	21,085,125	17,536,359	—	—
Large Cap Value Fund	4,134,889	1,861,283	—	—
U.S. Applied Data Science Value Fund	178,122	251,858	—	—
U.S. Equity Fund	10,580,066	11,876,673	—	—
U.S. GARP Equity Fund	784,347	1,009,139	—	—
U.S. Large Cap Core Plus Fund	2,084,301	3,566,133	900,847	1,424,813
U.S. Research Enhanced Equity Fund	1,700,221	2,701,974	—	—
U.S. Sustainable Leaders Fund	79,521	31,353	—	—
U.S. Value Fund	851,132	158,918	—	—

During the year ended June 30, 2021, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Focus Fund	$86,383	$46,511	$805	$45,706
Equity Income Fund	31,798,573	14,619,610	62,447	14,557,163
Equity Premium Income Fund	860,594	69,928	3,054	66,874
Hedged Equity Fund	12,739,132	5,530,022	15,819	5,514,203
Hedged Equity 2 Fund	1,384,217	76,205	24,303	51,902
Hedged Equity 3 Fund	552,612	31,579	6,940	24,639
Large Cap Growth Fund	23,431,804	14,521,976	128,749	14,393,227
Large Cap Value Fund	3,848,135	537,337	22,143	515,194
U.S. Applied Data Science Value Fund	208,145	69,600	583	69,017
U.S. Equity Fund	11,649,282	8,294,130	35,921	8,258,209
U.S. GARP Equity Fund	749,270	565,544	4,603	560,941
U.S. Large Cap Core Plus Fund	1,155,422	1,569,941	74,667	1,495,274
U.S. Research Enhanced Equity Fund	2,625,984	2,444,918	2,468	2,442,450
U.S. Sustainable Leaders Fund	89,169	26,447	45	26,402
U.S. Value Fund	1,191,076	517,510	2,752	514,758

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals, mark to market of options contracts and non-taxable dividends.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	171

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The tax character of distributions paid during the year ended June 30, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$3,392	$8,409	$11,801
Equity Income Fund	662,251	1,579	663,830
Equity Premium Income Fund	34,916	—	34,916
Hedged Equity Fund	139,976	—	139,976
Hedged Equity 2 Fund	1,117	—	1,117
Hedged Equity 3 Fund	437	—	437
Large Cap Growth Fund	178,186	1,429,918	1,608,104
Large Cap Value Fund	18,876	—	18,876
U.S. Applied Data Science Value Fund	6,606	2,039	8,645
U.S. Equity Fund	297,885	870,370	1,168,255
U.S. GARP Equity Fund	27,898	89,898	117,796
U.S. Large Cap Core Plus Fund	96,118	663,685	759,803
U.S. Research Enhanced Equity Fund	67,147	125,234	192,381
U.S. Sustainable Leaders Fund	544	679	1,223
U.S. Value Fund	14,336	11,801	26,137

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

The tax character of distributions paid during the year ended June 30, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Focus Fund	$1,840	$14,655	$16,495
Equity Income Fund	604,025	309,226	913,251
Equity Premium Income Fund	13,523	—	13,523
Hedged Equity Fund	76,075	—	76,075
Large Cap Growth Fund	25,755	2,006,004	2,031,759
Large Cap Value Fund	23,336	—	23,336
U.S. Applied Data Science Value Fund	13,455	63,224	76,679
U.S. Equity Fund	156,829	1,311,869	1,468,698
U.S. GARP Equity Fund	10,945	125,600	136,545
U.S. Large Cap Core Plus Fund	20,011	1,154,945	1,174,956
U.S. Research Enhanced Equity Fund	70,897	483,702	554,599
U.S. Sustainable Leaders Fund	692	1,817	2,509
U.S. Value Fund	12,810	13,478	26,288

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Focus Fund	$2,820	$10,037	$45,706
Equity Income Fund	—	109,367	14,557,163
Equity Premium Income Fund	258	(33,857)	66,874
Hedged Equity Fund	7,432	(530,655)	5,514,203
Hedged Equity 2 Fund	545	(19,927)	51,902
Hedged Equity 3 Fund	211	(11,805)	24,639
Large Cap Growth Fund	170,774	4,629,307	14,393,227
Large Cap Value Fund	79,543	85,941	515,194

172	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
U.S. Applied Data Science Value Fund	$15,387	$9,571	$69,017
U.S. Equity Fund	564,794	792,879	8,258,209
U.S. GARP Equity Fund	65,654	86,091	560,941
U.S. Large Cap Core Plus Fund	26,321	428,338	1,495,274
U.S. Research Enhanced Equity Fund	120,335	375,010	2,442,450
U.S. Sustainable Leaders Fund	1,964	2,519	26,402
U.S. Value Fund	12,957	22,557	514,758

The cumulative timing differences primarily consist of mark to market of options contracts, post-October capital loss deferrals, non-taxable dividends and wash sale loss deferrals.

At June 30, 2021, the following Funds had net capital loss carryforwards which are available to offset future realized gains:

	Capital Loss Carryforward Character
	Short-Term		Long-Term
Equity Premium Income Fund	$33,857	*	$—
Hedged Equity Fund	239,515		291,140
Hedged Equity 2 Fund	7,867	*	12,060	*
Hedged Equity 3 Fund	4,547		7,258

*	Amount includes capital loss carryforwards which are limited in future years under Internal Revenue Code sections 381-384.

Late year ordinary losses incurred after December 31 as well as net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2021, the following Funds deferred to July 1, 2021 the following net capital losses of:

	Net Capital Losses (Gains)		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Hedged Equity Fund	$582,316	$1,228,621	$—
Large Cap Growth Fund	—	—	22,352
U.S. Large Cap Core Plus Fund	—	—	2,396

During the year ended June 30, 2021, the following Fund utilized capital loss carryforwards as follows:

	Capital Loss Utilized
	Short-Term	Long-Term
Large Cap Value Fund	24,093	—

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2021.

The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2021.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	173

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately. Hedged Equity 2 Fund and Hedged Equity 3 Fund were not part of the Credit Facility as of June 30, 2021. Both Funds were added to the Credit Facility effective August 10, 2021.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.
The Funds did not utilize the Credit Facility during the year ended June 30, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2021, the following Funds had individual shareholder and/or omnibus accounts each owning more than 10% of the respective Fund’s outstanding shares as follows:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Focus Fund	1	64.6%	1	20.2%
Equity Income Fund	1	10.8	2	29.1
Equity Premium Income Fund	1	37.2	1	10.8
Hedged Equity Fund	—	—	2	36.2
Hedged Equity 2 Fund	1	21.8	3	42.1
Hedged Equity 3 Fund	—	—	4	67.5
Large Cap Growth Fund	—	—	2	28.8
U.S. Applied Data Science Value Fund	—	—	2	23.6
U.S. Equity Fund	—	—	1	13.4
U.S. GARP Equity Fund	2	31.9	—	—
U.S. Large Cap Core Plus Fund	1	27.3	1	15.0
U.S. Research Enhanced Equity Fund	—	—	1	16.5
U.S. Sustainable Leaders Fund	—	—	3	51.6
U.S. Value Fund	—	—	2	44.2

As of June 30, 2021, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Large Cap Value Fund	21.2%	26.6%
U.S. Equity Fund	n/a	20.7
U.S. GARP Equity Fund	50.4	n/a
U.S. Research Enhanced Equity Fund	19.3	30.3

Significant shareholder transactions by these shareholders may impact the Funds’ performance and liquidity.

174	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Fund from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

8. Redemptions in-kind

On October 18, 2019, certain shareholders sold Class R6 Shares of U.S. Research Enhanced Equity Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:

	Value		Realized Gains (Losses)	Type
U.S. Research Enhanced Equity Fund	$1,336,709	*	$545,813	Redemption in-kind

*	This amount includes cash of $17,300 associated with the redemption in-kind.

On December 3, 2020, certain shareholders sold Class R6 Shares of U.S. Value Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:

	Value		Realized Gains (Losses)	Type
U.S. Value Fund	$126,007	*	$(126)	Redemption in-kind

*	This amount includes cash of $4,653 associated with the redemption in-kind.

On January 8, 2021, certain shareholders sold Class I Shares of U.S. Large Cap Core Plus Fund. The portfolio securities were delivered primarily by means of a redemption in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:

	Value		Realized Gains (Losses)	Type
U.S. Large Cap Core Plus Fund	$487,288	*	$198,139	Redemption in-kind

*	This amount includes cash of $6,300 associated with the redemption in-kind.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	175

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

9. Subscriptions in-kind

On July 29, 2019, certain shareholders purchased Class R6 Shares of U.S. Equity Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Portfolio securities were transferred as detailed below:

	Value	Type
U.S. Equity Fund	$45,414	Subscription in-kind

On February 26, 2020, certain shareholders purchased Class R6 Shares of Equity Income Fund. The portfolio securities were received primarily by means of a subscription in-kind in exchange for shares of the Fund. Cash and portfolio securities were transferred as detailed below:

	Value		Type
Equity Income Fund	$48,418	*	Subscription in-kind

*	This amount includes cash of $230 associated with the subscription in-kind.

10. Subsequent Event

On August 11, 2021, the Board of Trustees of JPM II approved, effective as of the close of business on September 30, 2021, offering the Equity Income Fund to the public on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.

176	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Equity Focus Fund, JPMorgan Equity Income Fund, JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Hedged Equity 2 Fund, JPMorgan Hedged Equity 3 Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Applied Data Science Value Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U.S. Sustainable Leaders Fund and JPMorgan U.S. Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Equity Focus Fund, JPMorgan Hedged Equity Fund, JPMorgan U.S. Applied Data Science Value Fund (formerly known as JPMorgan Intrepid Value Fund), JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund), JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund) and JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund) (nine of the funds constituting JPMorgan Trust I), JPMorgan Equity Income Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (three of the funds constituting JPMorgan Trust II) and JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity 2 Fund and JPMorgan Hedged Equity 3 Fund (three of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations, the statement of cash flows for JPMorgan U.S. Large Cap Core Plus Fund and statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations, its cash flows for JPMorgan U.S. Large Cap Core Plus Fund and the changes in each of their net assets for each of the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan Equity Focus Fund (2)

JPMorgan Equity Income Fund (2)

JPMorgan Equity Premium Income Fund (2)

JPMorgan Hedged Equity Fund (2)

JPMorgan Hedged Equity 2 Fund (1)

JPMorgan Hedged Equity 3 Fund (1)

JPMorgan Large Cap Growth Fund (2)

JPMorgan Large Cap Value Fund (2)

JPMorgan U.S. Applied Data Science Value Fund (2)

JPMorgan U.S. Equity Fund (2)

JPMorgan U.S. GARP Equity Fund (2)

JPMorgan U.S. Large Cap Core Plus Fund (3)

JPMorgan U.S. Research Enhanced Equity Fund (2)

JPMorgan U.S. Sustainable Leaders Fund (2)

JPMorgan U.S. Value Fund (2)

(1)	Statement of operations and statement of changes in net assets for the period February 26, 2021 (commencement of operations) through June 30, 2021
(2)	Statement of operations for the year ended June 30, 2021 and statement of changes in net assets for the years ended June 30, 2021 and 2020
(3)	Statement of operations and statement of cash flows for the year ended June 30, 2021 and statement of changes in net assets for the years ended June 30, 2021 and 2020

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	177

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(continued)

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

178	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of Trusts since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trusts since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trusts since 2017. (3)	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trusts since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	179

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of Trusts since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	127	None

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo*** (1946); Trustee of Trusts since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

180	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Boards of Trustees serve currently includes ten registered investment companies (127 funds).

(3)	Mr. Harrington retired from the Board of Trustees effective July 31, 2021.

*

Two family members of Mr. Harrington are employed as a partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Boards that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Boards have concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	181

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

182	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021, and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Equity Focus Fund
Class A
Actual*	$1,000.00	$1,156.10	$5.88	1.10%
Hypothetical*	1,000.00	1,019.34	5.51	1.10
Class C
Actual*	1,000.00	1,153.00	8.54	1.60
Hypothetical*	1,000.00	1,016.86	8.00	1.60
Class I
Actual*	1,000.00	1,157.50	4.55	0.85
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Class R6
Actual*	1,000.00	1,158.80	3.21	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60

JPMorgan Equity Income Fund
Class A
Actual*	1,000.00	1,161.10	5.14	0.96
Hypothetical*	1,000.00	1,020.03	4.81	0.96
Class C
Actual*	1,000.00	1,158.80	7.76	1.45
Hypothetical*	1,000.00	1,017.60	7.25	1.45
Class I
Actual*	1,000.00	1,162.60	3.75	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Class R2
Actual*	1,000.00	1,159.30	6.48	1.21
Hypothetical*	1,000.00	1,018.79	6.06	1.21

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	183

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Equity Income Fund (continued)
Class R3
Actual*	$1,000.00	$1,161.30	$5.09	0.95%
Hypothetical*	1,000.00	1,020.08	4.76	0.95
Class R4
Actual*	1,000.00	1,162.70	3.75	0.70
Hypothetical*	1,000.00	1,021.32	3.51	0.70
Class R5
Actual*	1,000.00	1,163.30	2.95	0.55
Hypothetical*	1,000.00	1,022.07	2.76	0.55
Class R6
Actual*	1,000.00	1,164.00	2.41	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45

JPMorgan Equity Premium Income Fund
Class A
Actual*	1,000.00	1,114.10	4.40	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Class C
Actual*	1,000.00	1,111.40	7.02	1.34
Hypothetical*	1,000.00	1,018.15	6.71	1.34
Class I
Actual*	1,000.00	1,115.40	3.15	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class R5
Actual*	1,000.00	1,117.00	2.36	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Class R6
Actual*	1,000.00	1,116.80	1.84	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35

JPMorgan Hedged Equity Fund
Class A
Actual*	1,000.00	1,088.40	4.30	0.83
Hypothetical*	1,000.00	1,020.68	4.16	0.83
Class C
Actual*	1,000.00	1,085.20	6.88	1.33
Hypothetical*	1,000.00	1,018.20	6.66	1.33
Class I
Actual*	1,000.00	1,089.70	3.01	0.58
Hypothetical*	1,000.00	1,021.92	2.91	0.58
Class R5
Actual*	1,000.00	1,090.30	2.23	0.43
Hypothetical*	1,000.00	1,022.66	2.16	0.43
Class R6
Actual*	1,000.00	1,090.80	1.71	0.33
Hypothetical*	1,000.00	1,023.16	1.66	0.33

JPMorgan Hedged Equity 2 Fund
Class A
Actual**	1,000.00	1,065.40	2.93	0.85
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Class C
Actual**	1,000.00	1,063.60	4.66	1.35
Hypothetical*	1,000.00	1,018.10	6.76	1.35

184	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Hedged Equity 2 Fund (continued)
Class I
Actual**	$1,000.00	$1,066.30	$2.07	0.60%
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class R5
Actual**	1,000.00	1,066.60	1.55	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Class R6
Actual**	1,000.00	1,067.50	1.21	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35

JPMorgan Hedged Equity 3 Fund
Class A
Actual**	1,000.00	1,065.00	2.93	0.85
Hypothetical*	1,000.00	1,020.58	4.26	0.85
Class C
Actual**	1,000.00	1,063.70	4.66	1.35
Hypothetical*	1,000.00	1,018.10	6.76	1.35
Class I
Actual**	1,000.00	1,066.40	2.07	0.60
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class R5
Actual**	1,000.00	1,066.40	1.55	0.45
Hypothetical*	1,000.00	1,022.56	2.26	0.45
Class R6
Actual**	1,000.00	1,066.80	1.21	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35

JPMorgan Large Cap Growth Fund
Class A
Actual*	1,000.00	1,089.00	4.87	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class C
Actual*	1,000.00	1,086.50	7.45	1.44
Hypothetical*	1,000.00	1,017.65	7.20	1.44
Class I
Actual*	1,000.00	1,090.60	3.58	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R2
Actual*	1,000.00	1,087.70	6.16	1.19
Hypothetical*	1,000.00	1,018.89	5.96	1.19
Class R3
Actual*	1,000.00	1,089.10	4.87	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class R4
Actual*	1,000.00	1,090.40	3.58	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R5
Actual*	1,000.00	1,091.20	2.80	0.54
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Class R6
Actual*	1,000.00	1,091.80	2.28	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	185

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan Large Cap Value Fund
Class A
Actual*	$1,000.00	$1,211.70	$5.10	0.93%
Hypothetical*	1,000.00	1,020.18	4.66	0.93
Class C
Actual*	1,000.00	1,209.00	7.89	1.44
Hypothetical*	1,000.00	1,017.65	7.20	1.44
Class I
Actual*	1,000.00	1,213.80	3.79	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R2
Actual*	1,000.00	1,210.50	6.52	1.19
Hypothetical*	1,000.00	1,018.89	5.96	1.19
Class R3
Actual*	1,000.00	1,212.10	5.16	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class R4
Actual*	1,000.00	1,213.00	3.79	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R5
Actual*	1,000.00	1,214.40	2.96	0.54
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Class R6
Actual*	1,000.00	1,215.30	2.42	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44

JPMorgan U.S. Applied Data Science Value Fund (formerly JPMorgan Intrepid Value Fund)
Class A
Actual*	1,000.00	1,209.90	4.55	0.83
Hypothetical*	1,000.00	1,020.68	4.16	0.83
Class C
Actual*	1,000.00	1,206.80	7.28	1.33
Hypothetical*	1,000.00	1,018.20	6.66	1.33
Class I
Actual*	1,000.00	1,211.30	3.23	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Class R2
Actual*	1,000.00	1,208.30	5.97	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class R5
Actual*	1,000.00	1,212.20	2.41	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44
Class R6
Actual*	1,000.00	1,212.80	1.87	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34

JPMorgan U.S. Equity Fund
Class A
Actual*	1,000.00	1,135.70	4.98	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class C
Actual*	1,000.00	1,132.90	7.62	1.44
Hypothetical*	1,000.00	1,017.65	7.20	1.44
Class I
Actual*	1,000.00	1,137.10	3.66	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69

186	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Equity Fund (continued)
Class L
Actual*	$1,000.00	$1,138.10	$2.86	0.54%
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Class R2
Actual*	1,000.00	1,134.30	6.30	1.19
Hypothetical*	1,000.00	1,018.89	5.96	1.19
Class R3
Actual*	1,000.00	1,135.70	4.98	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class R4
Actual*	1,000.00	1,136.90	3.66	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R5
Actual*	1,000.00	1,138.10	2.86	0.54
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Class R6
Actual*	1,000.00	1,138.30	2.33	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44

JPMorgan U.S. GARP Equity Fund (formerly known as JPMorgan Intrepid Growth Fund)
Class A
Actual*	1,000.00	1,156.50	4.49	0.84
Hypothetical*	1,000.00	1,020.63	4.21	0.84
Class C
Actual*	1,000.00	1,153.70	7.16	1.34
Hypothetical*	1,000.00	1,018.15	6.71	1.34
Class I
Actual*	1,000.00	1,157.90	3.16	0.59
Hypothetical*	1,000.00	1,021.87	2.96	0.59
Class R2
Actual*	1,000.00	1,155.00	5.82	1.09
Hypothetical*	1,000.00	1,019.39	5.46	1.09
Class R5
Actual*	1,000.00	1,158.70	2.36	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44
Class R6
Actual*	1,000.00	1,159.30	1.82	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34

JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual*	1,000.00	1,145.10	10.06	1.89
Hypothetical*	1,000.00	1,015.41	9.46	1.89
Class C
Actual*	1,000.00	1,142.20	12.71	2.39
Hypothetical*	1,000.00	1,012.93	11.94	2.39
Class I
Actual*	1,000.00	1,146.60	8.69	1.63
Hypothetical*	1,000.00	1,016.70	8.16	1.63
Class R2
Actual*	1,000.00	1,143.40	11.92	2.24
Hypothetical*	1,000.00	1,013.68	11.19	2.24
Class R5
Actual*	1,000.00	1,147.00	8.48	1.59
Hypothetical*	1,000.00	1,016.90	7.96	1.59
Class R6
Actual*	1,000.00	1,147.60	7.95	1.49
Hypothetical*	1,000.00	1,017.39	7.46	1.49

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	187

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period	Annualized Expense Ratio
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual*	$1,000.00	$1,162.40	$3.22	0.60%
Hypothetical*	1,000.00	1,021.82	3.01	0.60
Class I
Actual*	1,000.00	1,164.20	1.88	0.35
Hypothetical*	1,000.00	1,023.06	1.76	0.35
Class R6
Actual*	1,000.00	1,164.70	1.34	0.25
Hypothetical*	1,000.00	1,023.55	1.25	0.25

JPMorgan U.S. Sustainable Leaders Fund (formerly known as JPMorgan Intrepid Sustainable Equity Fund)
Class A
Actual*	1,000.00	1,166.70	3.44	0.64
Hypothetical*	1,000.00	1,021.62	3.21	0.64
Class C
Actual*	1,000.00	1,163.70	6.12	1.14
Hypothetical*	1,000.00	1,019.14	5.71	1.14
Class I
Actual*	1,000.00	1,168.30	2.10	0.39
Hypothetical*	1,000.00	1,022.86	1.96	0.39
Class R6
Actual*	1,000.00	1,168.30	1.83	0.34
Hypothetical*	1,000.00	1,023.11	1.71	0.34

JPMorgan U.S. Value Fund (formerly known as JPMorgan Growth and Income Fund)
Class A
Actual*	1,000.00	1,187.50	5.10	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class C
Actual*	1,000.00	1,184.50	7.80	1.44
Hypothetical*	1,000.00	1,017.65	7.20	1.44
Class I
Actual*	1,000.00	1,188.80	3.74	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R2
Actual*	1,000.00	1,186.00	6.45	1.19
Hypothetical*	1,000.00	1,018.89	5.96	1.19
Class R3
Actual*	1,000.00	1,187.60	5.10	0.94
Hypothetical*	1,000.00	1,020.13	4.71	0.94
Class R4
Actual*	1,000.00	1,188.90	3.74	0.69
Hypothetical*	1,000.00	1,021.37	3.46	0.69
Class R5
Actual*	1,000.00	1,189.90	2.93	0.54
Hypothetical*	1,000.00	1,022.12	2.71	0.54
Class R6
Actual*	1,000.00	1,190.40	2.39	0.44
Hypothetical*	1,000.00	1,022.61	2.21	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
**

Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 122/365 (to reflect the actual period). Commencement of operations was February 26, 2021.

188	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

JPMorgan Hedged Equity 2 Fund and JPMorgan Hedged Equity 3 Fund

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering approvals of initial advisory agreements for new funds. At their November 2020 meeting, the Trustees, including a majority of the Trustees who are not parties to the initial advisory agreements or “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreements or any of their affiliates (“Independent Trustees”), approved the initial advisory agreements (each a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) for the Funds. In accordance with SEC guidance, due to the COVID-19 pandemic, the meeting was conducted through video conference.

In connection with the approval of the New Advisory Agreements, the Trustees reviewed written materials prepared by the Adviser and received oral presentations from Adviser personnel. Before voting on the proposed New Advisory Agreements, the Trustees reviewed the New Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent legal counsel to the Trustees discussing the legal standards for their consideration of the proposed New Advisory Agreements. The Trustees also discussed the proposed New Advisory Agreements in an executive session with independent legal counsel at which no representatives of the Adviser were present.

A summary of the material factors evaluated by the Trustees in determining whether to approve each New Advisory Agreement is provided below.

The Trustees considered information provided with respect to the Funds, including additional reporting and information provided in connection with the market volatility caused by the COVID-19 pandemic, and the approval of the New Advisory Agreements. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. After considering and weighing the factors and information they had received, the Trustees found that the proposed compensation to be received by the Adviser from each Fund under the applicable New Advisory Agreement was fair and reasonable under the circumstances and determined that the initial approval of each New Advisory Agreement was in the best interests of each Fund and its potential shareholders.

Nature, Extent and Quality of Services Provided by the Adviser

In connection with the approval of the New Advisory Agreements, the Trustees considered the materials furnished specifically in connection with the approval of each New Advisory Agreement, as well as other relevant information furnished throughout the year for the J.P. Morgan Funds complex, and the Trustees’ experience with the Adviser and its services. The Trustees considered the background and experience of the Adviser’s senior management, personnel changes, if any, and the expertise of, and the amount of attention to be given to each Fund by, investment personnel of the Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund. The Trustees also considered the investment strategy and investment process for each Fund, and the infrastructure supporting the portfolio management team, including personnel changes, if any. In addition, the Board considered its discussions with the Adviser regarding the Adviser’s business continuity plan and steps the Adviser was taking to provide ongoing services to the Funds during the COVID-19 pandemic, and the Adviser’s ability to continuing to provide services to each Fund and its shareholders throughout this period. In addition, the Trustees considered information about the structure and distribution strategy of each Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Trustees also considered their knowledge of the nature and quality of services provided by the Adviser and its affiliates to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Adviser’s integrity and the Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Funds by the Adviser.

The Trustees also considered that JPMorgan Distribution Services, Inc. (“JPMDS”), an affiliate of the Adviser, and the Adviser, in its role as administrator, will earn fees from the Funds for providing shareholder and administration services, respectively. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Adviser (although they are retained by JPMDS in certain instances). The Trustees also

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	189

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(continued)

considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fall-out” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the Funds. The Trustees considered that the J.P. Morgan Funds’ operating accounts are held at JPMCB, which, as a result, will receive float benefits for certain J.P. Morgan Funds, as applicable. The Trustees also noted that the Adviser supports a diverse set of products and services, which benefits the Adviser by allowing it to leverage its infrastructure to serve additional clients, including benefits that may be received by the Adviser and its affiliates in connection with the Funds’ potential investments in other funds advised by the Adviser. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser.

Economies of Scale

The Trustees considered the extent to which the Funds may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Funds and those realized by the Adviser as assets increase. The Trustees considered the extent to which the Funds were priced to scale and whether it would be appropriate to add advisory fee breakpoints, but noted that each Fund has implemented contractual expense limitations and fee waivers (“Fee Caps”) which allow the relevant Fund’s shareholders to share potential economies of scale from its inception, prior to reaching scale, and that the proposed fees are satisfactory relative to peer funds. The Trustees considered the benefits to the Funds of the use of an affiliated distributor and custodian, including the ability to rely on existing infrastructure supporting distribution, custodial and transfer agent services and the ability to negotiate competitive fees for the Funds. The Trustees further considered the Adviser’s and JPMDS’s ongoing investments in their business in support of each Fund, including the Adviser’s and/or JPMDS’s investments in trading systems, technology (including improvements to the J.P. Morgan Funds’ website, and cybersecurity improvements), retention of key talent, and regulatory support enhancements. The Trustees concluded that the current fee structure for each Fund, including Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of each Fund at a competitive level, was reasonable. The Trustees concluded that the relevant Fund’s shareholders received the benefits of potential economies of scale through the Fee Caps and the Adviser’s reinvestment in its operations to serve each Fund and its shareholders. The Trustees noted that the Adviser’s reinvestment ensures sufficient resources in terms of personnel and infrastructure to support the Funds.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts, collective investment trusts, ETFs and/or funds sub-advised by the Adviser, for investment management styles substantially similar to that of each Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences, as applicable, in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to each Fund. The Trustees also noted that the adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees considered each Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate and administration fee rate that will be paid by teach Fund to the Adviser and compared the combined rate to the information prepared by Broadridge, using data from Lipper Inc. and/or Morningstar Inc., independent providers of investment company data (together, “Broadridge”) concerning management fee rates paid by other funds in the same Broadridge category as each Fund. The Trustees recognized that Broadridge reported each Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other projected expenses and the expense ratios for each Fund. The Trustees considered the projected Fee Caps proposed for each Fund, and the net advisory fee rate and net expense ratio for each share class, as applicable, after taking into account any projected waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees noted that the Funds’ estimated net advisory fees and total expenses, which were considered on a class-by-class basis, were in line with identified peer funds. After considering all of the factors identified above, in light of the information, the Trustees concluded that the advisory fees were satisfactory.

190	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule); (4) whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (6) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (7) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

JUNE 30, 2021	J.P. MORGAN LARGE CAP FUNDS	191

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2021:

Dividends Received Deduction
JPMorgan Equity Focus Fund	33.04%
JPMorgan Equity Income Fund	100.00
JPMorgan Equity Premium Income Fund	12.80
JPMorgan Hedged Equity Fund	100.00
JPMorgan Hedged Equity 2 Fund	100.00
JPMorgan Hedged Equity 3 Fund	100.00
JPMorgan Large Cap Growth Fund	76.91
JPMorgan Large Cap Value Fund	100.00
JPMorgan U.S. Applied Data Science Value Fund	76.91
JPMorgan U.S. Equity Fund	77.08
JPMorgan U.S. GARP Equity Fund	32.91
JPMorgan U.S. Large Cap Core Plus Fund	39.28
JPMorgan U.S. Research Enhanced Equity Fund	96.49
JPMorgan U.S. Sustainable Leaders Fund	100.00
JPMorgan U.S. Value Fund	100.00

Long-Term Capital Gain

Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2021:

Long-Term Capital Gain Distribution
JPMorgan Equity Focus Fund	$8,423
JPMorgan Equity Income Fund	1,579
JPMorgan Large Cap Growth Fund	1,908,836
JPMorgan U.S. Applied Data Science Value Fund	3,057
JPMorgan U.S. Equity Fund	985,965
JPMorgan U.S. GARP Equity Fund	90,539
JPMorgan U.S. Large Cap Core Plus Fund	776,825
JPMorgan U.S. Research Enhanced Equity Fund	125,234
JPMorgan U.S. Sustainable Leaders Fund	679
JPMorgan U.S. Value Fund	11,801

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2021:

Qualified Dividend Income
JPMorgan Equity Focus Fund	$1,102
JPMorgan Equity Income Fund	662,251
JPMorgan Equity Premium Income Fund	4,607
JPMorgan Hedged Equity Fund	139,976
JPMorgan Hedged Equity 2 Fund	1,117
JPMorgan Hedged Equity 3 Fund	437
JPMorgan Large Cap Growth Fund	138,307
JPMorgan Large Cap Value Fund	18,876
JPMorgan U.S. Applied Data Science Value Fund	5,192
JPMorgan U.S. Equity Fund	234,262
JPMorgan U.S. GARP Equity Fund	9,509
JPMorgan U.S. Large Cap Core Plus Fund	41,364
JPMorgan U.S. Research Enhanced Equity Fund	67,146
JPMorgan U.S. Sustainable Leaders Fund	544
JPMorgan U.S. Value Fund	14,336

192	J.P. MORGAN LARGE CAP FUNDS	JUNE 30, 2021

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	AN-LCE-621

Annual Report

J.P. Morgan Funds

June 30, 2021

JPMorgan SmartSpendingSM 2015 Fund

JPMorgan SmartSpendingSM 2020 Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

LETTER TO SHAREHOLDERS

August 4, 2021 (Unaudited)

Dear Shareholders,

The rally in equity markets that began in the second half of last year accelerated in 2021 on the back of mass vaccinations against COVID-19, federal relief and recovery efforts and a surge in both corporate profits and consumer spending. As a result, we find ourselves in a different environment than we inhabited a year ago.

“Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management.”

— Andrea L. Lisher

U.S. equity markets turned in a particularly remarkable performance over the twelve months ended June 30, 2021. The S&P 500 posted a total return of 40.79%; the Russell 1000 returned 43.07%; the Russell Mid Cap Index returned 49.80% and the Russell Small Cap Index returned 62.03%. The lesson for investors, we believe, is clear: Those who were consistently and fully invested in the second half of 2020 through the first half of 2021 stood to benefit greatly from the superlative performance in global equity markets.

The rollout of mass vaccinations and the partial reopening of economies at all scales have fueled job growth, consumer spending and rising corporate profits. However, the pandemic remains a global threat and the Delta variant of COVID-19 has driven a resurgence in infections across the U.S. and elsewhere. At the same time, a rush of economic activity has driven prices higher for a range of products and commodities and raised investor concerns about the timing of any potential response to rising inflation by the U.S. Federal Reserve. While the central bank has acknowledged stronger-than-expected inflationary data, it has also maintained its stance that upward pressure on consumer prices is likely to be a temporary effect of the economic recovery.

Amid opportunities and challenges both new and old, J.P. Morgan Asset Management will seek to continue to provide investors with innovative strategies and solutions to build durable portfolios that are bolstered by our extensive experience in risk management. We seek to maintain our focus on the needs of our clients and shareholders with the same fundamental practices and principles that have driven our success for more than a century.

On behalf of J.P. Morgan Asset Management, thank you for entrusting us to manage your investment. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

Andrea L. Lisher

Head of Americas, Client

J.P. Morgan Asset Management

JUNE 30, 2021	J.P. MORGAN FUNDS	1

J.P. Morgan Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

Overall, U.S. and emerging markets equity led a remarkable global rally in stocks on the back of massive central bank interventions, unprecedented fiscal spending and the rollout of multiple vaccines against COVID-19 and its variants. The initial reopening of the U.S. economy in 2021 fueled a surge in corporate profits, consumer spending and business investment.

Throughout the twelve month period, fixed income investments generally underperformed equity. Within fixed income, high yield debt (also known as “junk bonds”) and emerging markets debt outperformed U.S. Treasury bonds and investment grade corporate bonds.

Leading U.S. equity indexes rose in July and August 2020, punctuated by five consecutive record high closings for the S&P 500 Index in late August — a stretch not seen since 2017. While the spread of COVID-19 accelerated in the U.S., multiple candidate vaccines were being developed around the world and the number of hospitalizations at the end of the summer was relatively small compared with what was to come at the end of the year.

Equity prices across the globe largely declined over September and October 2020. Re-closings across Asia and Europe in response to the pandemic dented investor optimism. The inability of the U.S. Congress to adopt further spending for pandemic relief put acute pressure on the S&P 500 Index in the final week of October.

U.S. equity prices began to rebound in November and by mid-month the S&P 500 Index reached a closing high and crossed 3,600 points for the first time amid the U.S. Food and Drug Administration’s approval of the first COVID-19 vaccines. November and December saw broad gains in global equity, partly driven by continued investor demand for U.S. large cap stocks, particularly in the technology sector. Notably, emerging markets equity surged ahead of developed markets in December as China, Taiwan and other emerging market nations appeared to have greater success in containing the pandemic.

While the global rally in equity markets appeared to take a pause in January 2021, equity prices surged higher from February through June 2021. In the U.S., the successful if uneven distribution of vaccines combined with a $1.9 trillion U.S. fiscal relief and recovery package — and the prospect of additional federal government spending — helped push leading equity indexes higher in the first half of 2021. Corporate earnings and cash flows reached record highs in the first quarter of 2021. Robust growth in consumer spending, business investments and manufacturing data added further fuel to the rally in U.S. equity markets.

In May, historically high valuations for U.S. equity fueled investor demand for higher returns elsewhere in both developed and emerging markets. However, the uneven distribution of vaccines, continued spread of COVID-19 and its variants, and disparities in the re-openings of national economies weighed on select equity markets in June.

2	J.P. MORGAN FUNDS	JUNE 30, 2021

JPMorgan SmartSpendingSM 2015 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	15.28%
Bloomberg Barclays U.S. Aggregate Index	(0.33)%
MSCI World Index (net of foreign withholding taxes)	39.04%
SmartSpending Composite Benchmark	14.24%

Net Assets as of 6/30/2021 (In Thousands)	$30,935

INVESTMENT OBJECTIVE**

The JPMorgan SmartSpendingSM 2015 Fund (the “Fund”) seeks to provide total return consisting of current income and some capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”) and underperformed the MSCI World Index (net of foreign withholding taxes) for the twelve months ended June 30, 2021. The Fund also outperformed the SmartSpending Composite Benchmark (the “Composite Benchmark”), which consists of 40% MSCI World Index (net of foreign withholding taxes) and 60% Bloomberg Barclays U.S. Aggregate Index, over the same period.

Relative to the Benchmark, which does not include equity securities, the Fund’s allocation to global equity markets was a leading contributor to performance, mostly due to the underperformance of core fixed income and U.S. Treasury bonds relative to equity during the reporting period.

Relative to the MSCI World Index, which includes exposure primarily to developed market equities, the Fund’s allocation to fixed income securities detracted from performance as equity outperformed fixed income during the period. The Fund’s more broadly diversified equity exposure, including to emerging markets equity, contributed to relative performance.

Relative to the Composite Benchmark, the Fund’s overweight positions in high yield debt (also known as “junk bonds”) and in emerging markets equity were leading contributors to performance. The Fund’s overall manager selection detracted from relative performance.

HOW WAS THE PORTFOLIO POSITIONED?

The Fund invested in underlying J.P. Morgan Funds and third party exchange-traded funds to implement the Fund managers’ asset allocation decisions. The Fund’s portfolio managers used futures contracts in general to implement tactical asset allocations. The Fund’s portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the Fund’s portfolio. Relative to its Composite Benchmark, the Fund invested in a broader range of asset classes.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Investment Companies	39.3%
Exchange-Traded Funds	28.6
U.S. Treasury Obligations	8.5
Corporate Bonds	7.8
Mortgage-Backed Securities	5.8
Asset-Backed Securities	3.0
Others (each less than 1.0%)	1.3
Short-Term Investments	5.7

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN FUNDS	3

JPMorgan SmartSpendingSM 2015 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	December 30, 2016
With Sales Charge*		9.82%	4.83%
Without Sales Charge		14.97	5.92
CLASS I SHARES	December 30, 2016	15.28	6.18
CLASS R2 SHARES	December 30, 2016	14.67	5.52
CLASS R3 SHARES	December 30, 2016	14.98	5.79
CLASS R4 SHARES	December 30, 2016	15.22	6.06
CLASS R5 SHARES	December 30, 2016	15.37	6.21
CLASS R6 SHARES	December 30, 2016	15.47	6.32

*	Sales Charge for Class A Shares is 4.50%.

LIFE OF FUND PERFORMANCE (12/30/16 to 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on December 30, 2016.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartSpendingSM 2015 Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the SmartSpending Composite Benchmark from December 30, 2016 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index, the Bloomberg Barclays U.S. Aggregate Index and the SmartSpending Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index representing SEC-registered taxable and dollar denominated securities. It covers the U.S.

investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a broad measure of the performance of developed countries’ equity markets. The SmartSpending Composite Benchmark is a composite benchmark of unmanaged indexes that includes 40% MSCI World Index (net of foreign withholding taxes) and 60% Bloomberg Barclays U.S. Aggregate Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN FUNDS	JUNE 30, 2021

JPMorgan SmartSpendingSM 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)*	14.42%
Bloomberg Barclays U.S. Aggregate Index	(0.33)%
MSCI World Index (net of foreign withholding taxes)	39.04%
SmartSpending Composite Benchmark	14.24%

Net Assets as of 6/30/2021 (In Thousands)	$28,158

INVESTMENT OBJECTIVE**

The JPMorgan SmartSpendingSM 2020 Fund (the “Fund”) seeks to provide total return consisting of current income and some capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE PORTFOLIO’S PERFORMANCE?

The Fund’s Class I Shares outperformed the Bloomberg Barclays U.S. Aggregate Index (the “Benchmark”) and underperformed the MSCI World Index (net of foreign withholding taxes) for the twelve months ended June 30, 2021. The Fund outperformed the SmartSpending Composite Benchmark (the “Composite Benchmark”), which consists of 40% MSCI World Index (net of foreign withholding taxes) and 60% Bloomberg Barclays U.S. Aggregate Index, over the same period.

Relative to the Benchmark, which does not include equity securities, the Fund’s allocation to global equity markets was a leading contributor to performance, mostly due to the underperformance of core fixed income and U.S. Treasury bonds relative to equity during the reporting period.

Relative to the MSCI World Index, which includes exposure primarily to developed market equities, the Fund’s allocation to fixed income securities detracted from performance as equity outperformed fixed income during the period. The Fund’s more broadly diversified equity exposure, including to emerging markets equity, contributed to relative performance.

Relative to the Composite Benchmark, the Fund’s overweight positions in high yield debt (also known as “junk bonds”) helped as they outperformed the core fixed income component of the benchmark. Additionally, active management beyond the strategic allocation added value.

HOW WAS THE PORTFOLIO POSITIONED?

The Fund invested in underlying J.P. Morgan Funds and third party exchange-traded funds to implement the Fund managers’ asset allocation decisions. The Fund’s portfolio managers used futures contracts in general to implement tactical asset allocations. The Fund’s portfolio managers used a systematic screening and selection process to choose the underlying funds in their construction of the Fund’s portfolio. Relative to its Composite Benchmark, the Fund invested in a broader range of asset classes.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2021	PERCENT OF TOTAL INVESTMENTS
Investment Companies	40.9%
Exchange-Traded Funds	28.6
Corporate Bonds	8.2
U.S. Treasury Obligations	7.9
Mortgage-Backed Securities	5.9
Asset-Backed Securities	2.7
Others (each less than 1.0%)	0.9
Short-Term Investments	4.9

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

JUNE 30, 2021	J.P. MORGAN FUNDS	5

JPMorgan SmartSpendingSM 2020 Fund

FUND COMMENTARY

TWELVE MONTHS ENDED JUNE 30, 2021 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2021

	INCEPTION DATE OF CLASS	1 YEAR
CLASS A SHARES	July 1, 2020
With Sales Charge*		8.99%
Without Sales Charge		14.15
CLASS I SHARES	July 1, 2020	14.42
CLASS R2 SHARES	July 1, 2020	13.89
CLASS R3 SHARES	July 1, 2020	14.15
CLASS R4 SHARES	July 1, 2020	14.42
CLASS R5 SHARES	July 1, 2020	14.57
CLASS R6 SHARES	July 1, 2020	14.69

*	Sales Charge for Class A Shares is 4.50%.

LIFE OF FUND PERFORMANCE (7/1/20 to 6/30/21)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 1, 2020.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SmartSpendingSM 2020 Fund, the MSCI World Index (net of foreign withholding taxes), the Bloomberg Barclays U.S. Aggregate Index and the SmartSpending Composite Benchmark from July 1, 2020 to June 30, 2021. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the MSCI World Index, the Bloomberg Barclays U.S. Aggregate Index and the SmartSpending Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged index representing SEC-registered taxable and dollar denominated securities. It covers the U.S.

investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through, and asset-backed securities. The MSCI World Index (net of foreign withholding taxes) is a broad measure of the performance of developed countries’ equity markets. The SmartSpending Composite Benchmark is a composite benchmark of unmanaged indexes that includes 40% MSCI World Index (net of foreign withholding taxes) and 60% Bloomberg Barclays U.S. Aggregate Index. Investors cannot invest directly in an index.

Class I Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN FUNDS	JUNE 30, 2021

JPMorgan SmartSpendingSM 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 39.8%

Fixed Income — 26.9%

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	74	593

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	74	593

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	43	389

JPMorgan High Yield Fund Class R6 Shares (a)	152	1,112

JPMorgan Income Fund Class R6 Shares (a)	80	769

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	216	2,345

JPMorgan Managed Income Fund Class L Shares (a)	2	20

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	257	2,528

Total Fixed Income		8,349

U.S. Equity — 12.9%

JPMorgan Equity Index Fund Class R6 Shares (a)	61	3,989

Total Investment Companies (Cost $11,040)		12,338

Exchange-Traded Funds — 29.0%

Alternative Assets — 1.9%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	6	591

Fixed Income — 11.5%

JPMorgan High Yield Research Enhanced ETF (a)	25	1,301

JPMorgan U.S. Aggregate Bond ETF (a)	42	2,262

Total Fixed Income		3,563

International Equity — 12.9%

iShares Core MSCI Emerging Markets ETF	15	986

JPMorgan BetaBuilders International Equity ETF (a)	50	3,012

Total International Equity		3,998

U.S. Equity — 2.7%

iShares Russell 2000 ETF	1	202

iShares Russell Mid-Cap ETF	8	615

Total U.S. Equity		817

Total Exchange-Traded Funds (Cost $7,762)		8,969

	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 8.6%

U.S. Treasury Bonds

1.13%, 8/15/2040	32	28

1.38%, 11/15/2040	7	6

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

U.S. Treasury Obligations — continued

1.38%, 8/15/2050	149	125

1.63%, 11/15/2050	58	52

1.88%, 2/15/2051	6	6

U.S. Treasury Notes

1.38%, 1/31/2022 (b)	590	594

0.13%, 9/30/2022	410	410

0.13%, 9/15/2023	367	366

0.25%, 8/31/2025	371	364

0.38%, 11/30/2025	226	222

0.50%, 8/31/2027	224	216

0.63%, 11/30/2027	45	44

1.25%, 3/31/2028	65	65

0.63%, 8/15/2030	2	2

0.88%, 11/15/2030	45	43

U.S. Treasury STRIPS Bonds

1.03%, 8/15/2026 (c)	40	38

1.12%, 5/15/2027 (c)	40	37

2.29%, 5/15/2041 (c)	55	36

Total U.S. Treasury Obligations (Cost $2,677)		2,654

Corporate Bonds — 8.0%

Aerospace & Defense — 0.3%

Boeing Co. (The)

1.17%, 2/4/2023	5	5

1.43%, 2/4/2024	5	5

2.70%, 2/1/2027	32	33

3.45%, 11/1/2028	3	3

Leidos, Inc. 2.30%, 2/15/2031	11	11

Lockheed Martin Corp. 2.80%, 6/15/2050	7	7

Northrop Grumman Corp. 3.85%, 4/15/2045	7	8

Raytheon Technologies Corp. 2.25%, 7/1/2030	11	11

		83

Automobiles — 0.3%

General Motors Co. 6.80%, 10/1/2027	15	19

Hyundai Capital America

1.15%, 11/10/2022 (d)	17	18

2.65%, 2/10/2025 (d)	5	5

1.30%, 1/8/2026 (d)	5	5

2.38%, 10/15/2027 (d)	14	14

1.80%, 1/10/2028 (d)	5	5

Nissan Motor Acceptance Corp. 2.80%, 1/13/2022 (d)	22	22

		88

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	7

JPMorgan SmartSpendingSM 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Banks — 0.9%

Bank of America Corp.

4.00%, 1/22/2025	21	24

(SOFR + 1.01%), 1.20%, 10/24/2026 (e)	11	11

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (e)	23	26

(SOFR + 1.93%), 2.68%, 6/19/2041 (e)	21	20

Bank of Montreal (Canada) (USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (e)	11	12

Citigroup, Inc.

3.88%, 3/26/2025	34	38

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (e) (f) (g)	5	5

(SOFR + 0.77%), 1.12%, 1/28/2027 (e)	5	5

(ICE LIBOR USD 3 Month + 1.15%), 3.52%, 10/27/2028 (e)	11	12

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (e)	7	8

HSBC Holdings plc (United Kingdom) 6.10%, 1/14/2042	12	17

KeyCorp 2.25%, 4/6/2027	11	11

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	11	12

Wells Fargo & Co.

Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (e) (f) (g)	5	5

4.10%, 6/3/2026	11	12

(SOFR + 2.53%), 3.07%, 4/30/2041 (e)	21	22

		240

Beverages — 0.2%

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

3.50%, 6/1/2030	23	26

3.75%, 7/15/2042	14	15

Keurig Dr Pepper, Inc. 3.20%, 5/1/2030	11	12

		53

Biotechnology — 0.2%

AbbVie, Inc.

2.95%, 11/21/2026	3	3

3.20%, 11/21/2029	4	4

4.05%, 11/21/2039	32	37

Amgen, Inc. 3.15%, 2/21/2040	7	7

Gilead Sciences, Inc. 2.60%, 10/1/2040	11	11

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Biotechnology — continued

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	7	7

		69

Building Products — 0.0% (h)

Masco Corp. 2.00%, 10/1/2030	7	7

Capital Markets — 0.4%

Charles Schwab Corp. (The)

Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (e) (f) (g)	5	5

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (e) (f) (g)	5	5

Goldman Sachs Group, Inc. (The)

(SOFR + 0.57%), 0.67%, 3/8/2024 (e)	13	13

4.25%, 10/21/2025	46	52

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (e)	16	18

Macquarie Group Ltd. (Australia)

(SOFR + 1.07%), 1.34%, 1/12/2027 (d) (e)	10	10

Morgan Stanley

(SOFR + 0.46%), 0.53%, 1/25/2024 (e)	5	5

3.95%, 4/23/2027	14	15

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (e)	12	15

		138

Chemicals — 0.1%

International Flavors & Fragrances, Inc.

2.30%, 11/1/2030 (d)	11	11

3.47%, 12/1/2050 (d)	11	12

LYB International Finance III LLC

1.25%, 10/1/2025	11	11

3.38%, 5/1/2030	5	5

PPG Industries, Inc. 1.20%, 3/15/2026	5	5

		44

Commercial Services & Supplies — 0.0% (h)

Republic Services, Inc. 1.75%, 2/15/2032	15	14

Construction Materials — 0.0% (h)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	7	7

Consumer Finance — 0.3%

Avolon Holdings Funding Ltd. (Ireland)

3.63%, 5/1/2022 (d)	5	5

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Consumer Finance — continued

5.50%, 1/15/2023 (d)	10	11

5.50%, 1/15/2026 (d)	14	16

2.13%, 2/21/2026 (d)	5	5

Capital One Financial Corp.

Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (e) (f) (g)	5	5

3.80%, 1/31/2028	11	12

General Motors Financial Co., Inc.

1.25%, 1/8/2026	7	7

4.35%, 1/17/2027	2	2

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (d)	5	5

4.50%, 3/15/2023 (d)	5	5

5.50%, 2/15/2024 (d)	5	6

		79

Containers & Packaging — 0.0% (h)

Graphic Packaging International LLC

1.51%, 4/15/2026 (d)	6	6

Diversified Financial Services — 0.0% (h)

Shell International Finance BV (Netherlands)

2.38%, 11/7/2029	7	7

3.13%, 11/7/2049	5	5

		12

Diversified Telecommunication Services — 0.2%

AT&T, Inc.

2.75%, 6/1/2031	21	22

3.50%, 6/1/2041	11	11

Verizon Communications, Inc.

2.10%, 3/22/2028	5	5

3.15%, 3/22/2030	10	11

2.65%, 11/20/2040	5	5

3.85%, 11/1/2042	11	12

		66

Electric Utilities — 0.5%

Duke Energy Corp. 3.40%, 6/15/2029	11	12

Edison International 5.75%, 6/15/2027	6	7

Emera US Finance LP (Canada) 4.75%, 6/15/2046	12	14

Evergy, Inc. 2.90%, 9/15/2029	11	12

Indiana Michigan Power Co. 3.25%, 5/1/2051	5	5

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (d)	7	8

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Electric Utilities — continued

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (d)	7	7

NRG Energy, Inc.

2.00%, 12/2/2025 (d)	5	5

2.45%, 12/2/2027 (d)	24	23

OGE Energy Corp. 0.70%, 5/26/2023	5	5

Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	5	5

Pacific Gas and Electric Co.

(ICE LIBOR USD 3 Month + 1.38%), 1.53%, 11/15/2021 (e)	9	9

1.37%, 3/10/2023	10	10

3.75%, 8/15/2042 (i)	4	4

4.30%, 3/15/2045	1	1

PacifiCorp 4.15%, 2/15/2050	12	15

Southern California Edison Co. Series 20C, 1.20%, 2/1/2026	12	12

		154

Electrical Equipment — 0.0% (h)

Eaton Corp. 4.15%, 11/2/2042	7	8

Energy Equipment & Services — 0.0% (h)

Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	7	8

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (d)	7	7

		15

Entertainment — 0.0% (h)

Walt Disney Co. (The) 3.50%, 5/13/2040	11	12

Equity Real Estate Investment Trusts (REITs) — 0.7%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	7	8

American Tower Corp.

1.50%, 1/31/2028	5	5

1.88%, 10/15/2030	27	26

3.10%, 6/15/2050	7	7

2.95%, 1/15/2051	4	4

Brixmor Operating Partnership LP 2.25%, 4/1/2028	10	10

Corporate Office Properties LP 2.75%, 4/15/2031	5	5

Crown Castle International Corp. 3.10%, 11/15/2029	7	7

CubeSmart LP 2.00%, 2/15/2031	11	11

Digital Realty Trust LP 3.70%, 8/15/2027	7	8

Equinix, Inc. 2.90%, 11/18/2026	11	12

Federal Realty Investment Trust 1.25%, 2/15/2026	7	7

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	9

JPMorgan SmartSpendingSM 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Equity Real Estate Investment Trusts (REITs) — continued

Healthcare Trust of America Holdings LP

3.75%, 7/1/2027	3	3

2.00%, 3/15/2031	7	7

Healthpeak Properties, Inc. 2.88%, 1/15/2031	7	7

Mid-America Apartments LP 3.60%, 6/1/2027	3	3

Realty Income Corp. 1.80%, 3/15/2033	5	5

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (d)	14	15

UDR, Inc.

2.10%, 8/1/2032	7	6

1.90%, 3/15/2033	5	5

WP Carey, Inc. 2.40%, 2/1/2031	11	11

		172

Food & Staples Retailing — 0.2%

7-Eleven, Inc.

0.63%, 2/10/2023 (d)	15	14

0.95%, 2/10/2026 (d)	2	2

1.30%, 2/10/2028 (d)	2	2

2.50%, 2/10/2041 (d)	3	3

Alimentation Couche-Tard, Inc. (Canada)

2.95%, 1/25/2030 (d)	7	8

3.44%, 5/13/2041 (d)	5	5

3.63%, 5/13/2051 (d)	5	5

Kroger Co. (The) 3.95%, 1/15/2050	7	8

Sysco Corp. 2.40%, 2/15/2030	11	11

		58

Food Products — 0.2%

Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	5	5

Conagra Brands, Inc. 1.38%, 11/1/2027	11	11

Mondelez International, Inc. 1.88%, 10/15/2032	11	11

Smithfield Foods, Inc. 3.00%, 10/15/2030 (d)	11	11

Tyson Foods, Inc. 3.55%, 6/2/2027	11	12

		50

Gas Utilities — 0.1%

Atmos Energy Corp.

0.63%, 3/9/2023	5	5

1.50%, 1/15/2031	6	5

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	11	11

		21

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co. 4.67%, 6/6/2047	12	15

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Health Care Equipment & Supplies — continued

Zimmer Biomet Holdings, Inc. 3.55%, 3/20/2030	7	8

		23

Health Care Providers & Services — 0.3%

Anthem, Inc. 2.25%, 5/15/2030	7	7

Banner Health 1.90%, 1/1/2031	4	4

Bon Secours Mercy Health, Inc. Series 20-2, 3.21%, 6/1/2050	5	5

CVS Health Corp. 4.88%, 7/20/2035	5	6

HCA, Inc. 5.25%, 6/15/2026	23	27

MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	5	6

MultiCare Health System 2.80%, 8/15/2050	2	2

Quest Diagnostics, Inc. 2.80%, 6/30/2031	7	7

West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	20	20

		84

Hotels, Restaurants & Leisure — 0.0% (h)

Starbucks Corp. 3.35%, 3/12/2050	7	7

Household Durables — 0.0% (h)

Lennar Corp.

4.50%, 4/30/2024	2	2

5.00%, 6/15/2027	11	13

		15

Household Products — 0.0% (h)

Kimberly-Clark Corp. 3.70%, 6/1/2043	7	8

Independent Power and Renewable Electricity Producers — 0.2%

Alexander Funding Trust 1.84%, 11/15/2023 (d)	15	15

Exelon Generation Co. LLC 3.25%, 6/1/2025	21	22

Southern Power Co. 5.15%, 9/15/2041	16	20

		57

Industrial Conglomerates — 0.1%

General Electric Co. 3.45%, 5/1/2027	22	24

Roper Technologies, Inc. 1.75%, 2/15/2031	7	7

		31

Insurance — 0.3%

American International Group, Inc. 4.38%, 6/30/2050	7	9

Athene Global Funding

0.95%, 1/8/2024 (d)	15	15

2.75%, 6/25/2024 (d)	7	7

1.45%, 1/8/2026 (d)	10	10

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Insurance — continued

Brown & Brown, Inc. 2.38%, 3/15/2031	7	7

Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (d)	7	7

F&G Global Funding 1.75%, 6/30/2026 (d)	5	5

New York Life Insurance Co. 3.75%, 5/15/2050 (d)	7	8

Northwestern Mutual Global Funding 1.70%, 6/1/2028 (d)	5	5

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (d)	7	7

		80

IT Services — 0.0% (h)

International Business Machines Corp. 4.00%, 6/20/2042	4	5

Leisure Products — 0.0% (h)

Hasbro, Inc. 3.90%, 11/19/2029	5	6

Machinery — 0.0% (h)

Otis Worldwide Corp. 3.11%, 2/15/2040	7	7

Media — 0.3%

Charter Communications Operating LLC 2.80%, 4/1/2031	21	22

3.50%, 6/1/2041	10	10

Comcast Corp.

1.50%, 2/15/2031	10	9

3.25%, 11/1/2039	11	12

2.80%, 1/15/2051	3	3

Cox Communications, Inc. 1.80%, 10/1/2030 (d)	11	10

Discovery Communications LLC 3.63%, 5/15/2030	11	12

ViacomCBS, Inc. 4.38%, 3/15/2043	11	13

5.85%, 9/1/2043	3	4

		95

Metals & Mining — 0.1%

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (d)	12	12

Steel Dynamics, Inc. 1.65%, 10/15/2027	5	5

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	6	6

		23

Multiline Retail — 0.1%

Dollar General Corp. 4.13%, 4/3/2050	7	8

Kohl’s Corp. 3.38%, 5/1/2031	6	6

Nordstrom, Inc. 4.25%, 8/1/2031 (d)	10	11

		25

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Multi-Utilities — 0.0% (h)

WEC Energy Group, Inc. 1.38%, 10/15/2027	11	11

Oil, Gas & Consumable Fuels — 0.8%

Boardwalk Pipelines LP 4.45%, 7/15/2027	5	6

BP Capital Markets America, Inc.

3.63%, 4/6/2030	7	8

2.77%, 11/10/2050	11	10

Chevron Corp. 2.98%, 5/11/2040	7	7

Chevron USA, Inc. 3.25%, 10/15/2029	5	6

Cimarex Energy Co. 3.90%, 5/15/2027	5	6

ConocoPhillips 3.75%, 10/1/2027 (d)	7	8

Diamondback Energy, Inc. 3.25%, 12/1/2026	9	10

Enable Midstream Partners LP 5.00%, 5/15/2044 (i)	10	11

Energy Transfer LP 3.90%, 7/15/2026	11	12

Enterprise Products Operating LLC 4.45%, 2/15/2043	7	8

Exxon Mobil Corp. 3.00%, 8/16/2039	11	11

Flex Intermediate Holdco LLC

3.36%, 6/30/2031 (d)	5	5

4.32%, 12/30/2039 (d)	5	5

Gray Oak Pipeline LLC

2.60%, 10/15/2025 (d)	14	15

3.45%, 10/15/2027 (d)	6	6

HollyFrontier Corp. 2.63%, 10/1/2023	7	7

MPLX LP 2.65%, 8/15/2030	11	11

NGPL PipeCo LLC 3.25%, 7/15/2031 (d)	5	5

ONEOK, Inc. 2.20%, 9/15/2025	3	3

Phillips 66 Partners LP 3.55%, 10/1/2026	7	8

Pioneer Natural Resources Co. 1.90%, 8/15/2030	7	7

Plains All American Pipeline LP 4.65%, 10/15/2025	11	12

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	7	8

Suncor Energy, Inc. (Canada) 4.00%, 11/15/2047	7	8

Tennessee Gas Pipeline Co. LLC 2.90%, 3/1/2030 (d)	11	11

TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	7	7

TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	7	8

		229

Pharmaceuticals — 0.2%

Bristol-Myers Squibb Co. 3.40%, 7/26/2029	2	2

4.13%, 6/15/2039	5	6

2.35%, 11/13/2040	9	9

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	11

JPMorgan SmartSpendingSM 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Pharmaceuticals — continued

Merck & Co., Inc. 2.35%, 6/24/2040	7	7

Royalty Pharma plc 3.30%, 9/2/2040 (d)	11	11

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	11	12

Viatris, Inc. 3.85%, 6/22/2040 (d)	11	12

		59

Professional Services — 0.0% (h)

IHS Markit Ltd. 4.25%, 5/1/2029	10	12

Road & Rail — 0.1%

CSX Corp. 3.80%, 11/1/2046	5	6

Kansas City Southern 4.70%, 5/1/2048	3	4

Norfolk Southern Corp. 3.05%, 5/15/2050	5	5

Penske Truck Leasing Co. LP 1.20%, 11/15/2025 (d)	11	11

Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (d)	15	14

Union Pacific Corp. 3.55%, 8/15/2039	5	6

		46

Semiconductors & Semiconductor Equipment — 0.2%

Broadcom, Inc.

1.95%, 2/15/2028 (d)	9	9

4.15%, 11/15/2030	23	26

Microchip Technology, Inc.

0.97%, 2/15/2024 (d)	10	10

0.98%, 9/1/2024 (d)	5	5

NXP BV (China)

2.50%, 5/11/2031 (d)	5	5

3.25%, 5/11/2041 (d)	5	5

Xilinx, Inc. 2.38%, 6/1/2030	5	5

		65

Software — 0.1%

Citrix Systems, Inc. 1.25%, 3/1/2026	5	5

Oracle Corp. 3.80%, 11/15/2037	17	19

VMware, Inc. 4.70%, 5/15/2030	11	13

		37

Specialty Retail — 0.1%

AutoZone, Inc. 3.63%, 4/15/2025	11	11

Lowe’s Cos., Inc. 3.70%, 4/15/2046	7	8

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	7	8

Tractor Supply Co. 1.75%, 11/1/2030	8	8

		35

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Technology Hardware, Storage & Peripherals — 0.1%

Dell International LLC 6.20%, 7/15/2030	18	23

Tobacco — 0.1%

Altria Group, Inc. 2.45%, 2/4/2032	10	10

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	13	12

3.73%, 9/25/2040	6	6

		28

Trading Companies & Distributors — 0.1%

Air Lease Corp.

3.38%, 7/1/2025	5	5

1.88%, 8/15/2026	15	15

		20

Wireless Telecommunication Services — 0.1%

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	7	7

T-Mobile USA, Inc. 2.55%, 2/15/2031	17	18

3.00%, 2/15/2041	11	11

		36

Total Corporate Bonds (Cost $2,489)		2,463

Mortgage-Backed Securities — 5.9%

FHLMC UMBS, 30 Year

Pool # ZL3032, 3.50%, 5/1/2042	10	10

Pool # QB4026, 2.50%, 10/1/2050	29	31

Pool # QB4045, 2.50%, 10/1/2050	19	21

Pool # QB4484, 2.50%, 10/1/2050	10	10

Pool # QB4542, 2.50%, 10/1/2050	10	10

Pool # RA4224, 3.00%, 11/1/2050	5	5

Pool # QB8503, 2.50%, 2/1/2051	15	15

FNMA UMBS, 30 Year

Pool # CA2826, 5.50%, 12/1/2048	28	32

Pool # FM3118, 3.00%, 5/1/2050	8	8

Pool # BQ2894, 3.00%, 9/1/2050	15	15

Pool # BQ3996, 2.50%, 10/1/2050	14	15

Pool # BQ5243, 3.50%, 10/1/2050	5	5

Pool # CA7398, 3.50%, 10/1/2050	16	18

Pool # CA8637, 4.00%, 1/1/2051	38	42

FNMA, Other

Pool # AN2009, 2.70%, 7/1/2026	19	21

Pool # AM3010, 5.07%, 3/1/2028	9	11

Pool # BL8639, 1.09%, 4/1/2028	10	10

Pool # AM5319, 4.34%, 1/1/2029	9	10

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # BL5457, 2.57%, 7/1/2029	10	11

Pool # BS0448, 1.27%, 12/1/2029	20	20

Pool # BL9748, 1.60%, 12/1/2029	5	5

Pool # AN7593, 2.99%, 12/1/2029	5	5

Pool # AN8285, 3.11%, 3/1/2030	5	6

Pool # AM8544, 3.08%, 4/1/2030	5	5

Pool # BL9045, 1.58%, 7/1/2030	15	15

Pool # BL9251, 1.45%, 10/1/2030	20	20

Pool # BL9891, 1.37%, 12/1/2030	10	10

Pool # AN6149, 3.14%, 7/1/2032	15	17

Pool # BM3226, 3.44%, 10/1/2032 (j)	30	33

Pool # AN7923, 3.33%, 1/1/2033	10	11

Pool # AN9067, 3.51%, 5/1/2033	5	6

Pool # BL1012, 4.03%, 12/1/2033	5	6

Pool # BL0900, 4.08%, 2/1/2034	5	6

Pool # AN4430, 3.61%, 1/1/2037	9	10

Pool # BF0230, 5.50%, 1/1/2058 (k)	27	32

Pool # BF0497, 3.00%, 7/1/2060 (k)	14	15

FNMA/FHLMC UMBS, Single Family, 15 Year

TBA, 2.00%, 9/25/2036 (k)	35	36

FNMA/FHLMC UMBS, Single Family, 30 Year

TBA, 2.50%, 8/25/2051 (k)	115	119

TBA, 2.50%, 9/25/2051 (k)	175	180

GNMA II, 30 Year

Pool # BY3432, 3.50%, 9/20/2050	19	21

Pool # BR3929, 3.50%, 10/20/2050	9	10

Pool # BW1726, 3.50%, 10/20/2050	19	21

Pool # BS8546, 2.50%, 12/20/2050	34	36

Pool # BR3928, 3.00%, 12/20/2050	15	16

Pool # BU7538, 3.00%, 12/20/2050	15	16

Pool # MA7136, 2.50%, 1/20/2051	440	454

Pool # 785294, 3.50%, 1/20/2051	34	38

Pool # CA8452, 3.00%, 2/20/2051	40	42

Pool # CB1543, 3.00%, 2/20/2051	30	32

Pool # CA3588, 3.50%, 2/20/2051	28	30

Pool # CB1536, 3.50%, 2/20/2051	30	32

Pool # CB1542, 3.00%, 3/20/2051	20	21

Pool # CB4433, 3.00%, 3/20/2051	35	36

Pool # CC0070, 3.00%, 3/20/2051	5	5

Pool # CC8726, 3.00%, 3/20/2051	5	5

Pool # CC8738, 3.00%, 3/20/2051	5	5

Pool # CC8723, 3.50%, 3/20/2051	35	38

Pool # CC0088, 4.00%, 3/20/2051	5	5

Pool # CC0092, 4.00%, 3/20/2051	5	5

Pool # CC8727, 3.00%, 4/20/2051	10	11

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # CC8739, 3.00%, 4/20/2051	25	27

Pool # CC8740, 3.00%, 4/20/2051	20	21

Pool # CC8751, 3.00%, 4/20/2051	5	5

GNMA II, Other Pool # 785183, 2.93%, 10/20/2070 (j)	25	27

Total Mortgage-Backed Securities (Cost $1,833)		1,816

Asset-Backed Securities — 3.1%

American Airlines Pass-Through Trust

Series 2016-2, Class AA, 3.20%, 6/15/2028	20	20

Series 2016-3, Class AA, 3.00%, 10/15/2028	20	20

Series 2019-1, Class AA, 3.15%, 2/15/2032	15	16

American Credit Acceptance Receivables Trust

Series 2021-1, Class A, 0.35%, 5/13/2024 (d)	20	20

Series 2021-1, Class B, 0.61%, 3/13/2025 (d)	10	10

Series 2020-4, Class C, 1.31%, 12/14/2026 (d)	15	15

AmeriCredit Automobile Receivables Trust

Series 2018-3, Class D, 4.04%, 11/18/2024	15	16

Series 2020-3, Class B, 0.76%, 12/18/2025	10	10

Series 2020-3, Class C, 1.06%, 8/18/2026	5	5

CarMax Auto Owner Trust

Series 2019-3, Class C, 2.60%, 6/16/2025	15	16

Series 2020-4, Class C, 1.30%, 8/17/2026	5	5

Carvana Auto Receivables Trust

Series 2019-4A, Class D, 3.07%, 7/15/2025 (d)	35	36

Series 2020-P1, Class C, 1.32%, 11/9/2026	15	15

DataBank Issuer Series 2021-1A, Class A2, 2.06%, 2/27/2051 (d)	25	25

Drive Auto Receivables Trust Series 2020-1, Class D, 2.70%, 5/17/2027	35	36

DT Auto Owner Trust

Series 2021-1A, Class A, 0.35%, 1/15/2025 (d)	11	11

Series 2021-1A, Class C, 0.84%, 10/15/2026 (d)	10	10

Series 2021-2A, Class C, 1.10%, 2/16/2027 (d)	25	25

Exeter Automobile Receivables Trust

Series 2021-1A, Class A3, 0.34%, 3/15/2024	10	10

Series 2021-1A, Class B, 0.50%, 2/18/2025	20	20

Series 2021-2A, Class C, 0.98%, 6/15/2026	15	15

FHF Trust Series 2021-1A, Class A, 1.27%, 3/15/2027 (d)	31	31

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	13

JPMorgan SmartSpendingSM 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

First Investors Auto Owner Trust

Series 2017-2A, Class C, 3.00%, 8/15/2023 (d)	8	8

Series 2018-1A, Class C, 3.69%, 6/17/2024 (d)	13	12

Series 2021-1A, Class A, 0.45%, 3/16/2026 (d)	12	12

Series 2021-1A, Class B, 0.89%, 3/15/2027 (d)	10	10

Flagship Credit Auto Trust

Series 2021-1, Class A, 0.31%, 6/16/2025 (d)	16	16

Series 2021-2, Class A, 0.37%, 12/15/2026 (d)	34	34

Series 2021-1, Class B, 0.68%, 2/16/2027 (d)	10	10

Series 2020-4, Class C, 1.28%, 2/16/2027 (d)	10	10

GLS Auto Receivables Issuer Trust Series 2020-4A, Class B, 0.87%, 12/16/2024 (d)	10	10

GLS Auto Receivables Trust

Series 2018-2A, Class B, 3.71%, 3/15/2023 (d)	3	3

Series 2021-2A, Class B, 0.77%, 9/15/2025 (d)	10	10

GM Financial Consumer Automobile Receivables Trust Series 2018-1, Class A4, 2.46%, 7/17/2023	4	4

Pagaya AI Debt Selection Trust

Series 2021-1, Class A, 1.18%, 11/15/2027 (d)	99	99

Series 2021-HG1, Class A, 1.22%, 1/16/2029 (d)	100	101

Prestige Auto Receivables Trust Series 2020-1A, Class C, 1.31%, 11/16/2026 (d)	15	15

Santander Consumer Auto Receivables Trust

Series 2021-AA, Class A3, 0.33%, 10/15/2025 (d)	10	10

Series 2021-AA, Class B, 0.71%, 8/17/2026 (d)	10	10

Santander Drive Auto Receivables Trust

Series 2019-3, Class D, 2.68%, 10/15/2025	19	20

Series 2020-4, Class C, 1.01%, 1/15/2026	10	10

United Airlines Pass-Through Trust

Series 2016-2, Class B, 3.65%, 10/7/2025	4	3

Series 2019-2, Class B, 3.50%, 5/1/2028	9	9

Series 2016-2, Class A, 3.10%, 10/7/2028	4	4

Series 2018-1, Class A, 3.70%, 3/1/2030	9	9

United Auto Credit Securitization Trust Series 2021-1, Class C, 0.84%, 6/10/2026 (d)	20	20

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Veros Auto Receivables Trust Series 2021-1, Class A, 0.92%, 10/15/2026 (d)	71	71

Westlake Automobile Receivables Trust

Series 2020-3A, Class C, 1.24%, 11/17/2025 (d)	10	10

Series 2020-3A, Class D, 1.65%, 2/17/2026 (d)	10	10

Series 2021-1A, Class C, 0.95%, 3/16/2026 (d)	30	30

Total Asset-Backed Securities (Cost $952)		957

Collateralized Mortgage Obligations — 0.8%

FNMA Trust, Whole Loan

Series 2002-W8, Class A1, 6.50%, 6/25/2042	8	9

FNMA, Grantor Trust, Whole Loan

Series 2001-T12, Class A1, 6.50%, 8/25/2041	3	4

FNMA, REMIC

Series 2019-7, Class CA, 3.50%, 11/25/2057	46	49

FNMA, REMIC Trust, Whole Loan

Series 2002-W3, Class A4, 6.50%, 11/25/2041	15	18

Seasoned Credit Risk Transfer Trust

Series 2018-1, Class M60C, 3.50%, 5/25/2057	22	23

Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	19	21

Series 2020-3, Class TTW, 3.00%, 5/25/2060 ‡	24	26

VOLT XCIII LLC

Series 2021-NPL2, Class A1, 1.89%, 2/27/2051 (d) (i)	82	81

VOLT XCVII LLC

Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (d) (i)	30	30

Total Collateralized Mortgage Obligations (Cost $260)		261

Commercial Mortgage-Backed Securities — 0.5%

ACRE Commercial Mortgage Ltd. (Cayman Islands)

Series 2021-FL4, Class A, 0.91%, 12/18/2037 (d) (j)	15	15

Series 2021-FL4, Class AS, 1.18%, 12/18/2037 (d) (j)	10	10

BPR Trust

Series 2021-KEN, Class A, 1.32%, 2/15/2029 (d) (j)	20	20

FHLMC, Multi-Family Structured Pass-Through Certificates Series K-1511, Class A1, 3.28%, 10/25/2030	14	16

Series K-1510, Class A2, 3.72%, 1/25/2031	5	6

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Commercial Mortgage-Backed Securities — continued

FNMA ACES

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	10	10

Series 2021-M3, Class X1, IO, 2.12%, 11/25/2033 (j)	100	13

FREMF Mortgage Trust

Series 2016-K56, Class B, 4.07%, 6/25/2049 (d) (j)	5	6

Series 2016-K58, Class B, 3.87%, 9/25/2049 (d) (j)	25	27

Series 2017-K728, Class C, 3.76%, 11/25/2050 (d) (j)	10	11

KKR Industrial Portfolio Trust

Series 2021-KDIP, Class B, 0.87%, 12/15/2037 ‡ (d) (j)	10	10

Total Commercial Mortgage-Backed Securities (Cost $144)		144

	SHARES (000)
Short-Term Investments — 5.8%

Investment Companies — 5.8%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (l) (Cost $1,788)	1,788	1,788

Total Investments — 101.5% (Cost $28,945)		31,390
Liabilities in Excess of Other Assets — (1.5)%		(455)

NET ASSETS — 100.0%		30,935

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(c)	The rate shown is the effective yield as of June 30, 2021.
(d)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(e)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2021.
(f)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2021.
(g)	Security is an interest bearing note with preferred security characteristics.
(h)	Amount rounds to less than 0.1% of net assets.
(i)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2021.
(j)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2021.
(k)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(l)	The rate shown is the current yield as of June 30, 2021.
‡	Value determined using significant unobservable inputs.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	15

JPMorgan SmartSpendingSM 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	9	09/2021	EUR	433	(4)
FTSE 100 Index	4	09/2021	GBP	386	(4)
Russell 1000 E-Mini Index	20	09/2021	USD	1,559	(20)
Russell 2000 E-Mini Index	3	09/2021	USD	346	— (a)
TOPIX Index	1	09/2021	JPY	175	(1)
U.S. Treasury 10 Year Note	6	09/2021	USD	795	2

					(27)

Short Contracts
Canada 10 Year Bond	(8)	09/2021	CAD	(939)	(11)
Long Gilt	(4)	09/2021	GBP	(709)	(6)
S&P 500 E-Mini Index	(4)	09/2021	USD	(858)	(12)

					(29)

					(56)

Abbreviations

CAD	Canadian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN FUNDS	JUNE 30, 2021

JPMorgan SmartSpendingSM 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 41.1%

Fixed Income — 26.5%

JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	64	514

JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	64	514

JPMorgan Floating Rate Income Fund Class R6 Shares (a)	39	349

JPMorgan High Yield Fund Class R6 Shares (a)	137	1,001

JPMorgan Income Fund Class R6 Shares (a)	73	693

JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	193	2,096

JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	235	2,313

Total Fixed Income		7,480

U.S. Equity — 14.6%

JPMorgan Equity Index Fund Class R6 Shares (a)	63	4,111

Total Investment Companies (Cost $10,287)		11,591

Exchange-Traded Funds — 28.8%

Alternative Assets — 1.9%

JPMorgan BetaBuilders MSCI US REIT ETF (a)	6	528

Fixed Income — 11.1%

JPMorgan High Yield Research Enhanced ETF (a)	23	1,219

JPMorgan U.S. Aggregate Bond ETF (a)	35	1,924

Total Fixed Income		3,143

International Equity — 12.7%

iShares Core MSCI Emerging Markets ETF	14	908

JPMorgan BetaBuilders International Equity ETF (a)	44	2,633

Total International Equity		3,541

U.S. Equity — 3.1%

iShares Russell 2000 ETF	1	322

iShares Russell Mid-Cap ETF	7	563

Total U.S. Equity		885

Total Exchange-Traded Funds (Cost $6,855)		8,097

	PRINCIPAL AMOUNT ($000)
Corporate Bonds — 8.2%

Aerospace & Defense — 0.3%

Boeing Co. (The)

1.17%, 2/4/2023	5	5

1.43%, 2/4/2024	5	5

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Aerospace & Defense — continued

2.70%, 2/1/2027	29	30

3.45%, 11/1/2028	2	2

Leidos, Inc. 2.30%, 2/15/2031	15	15

Northrop Grumman Corp. 3.85%, 4/15/2045	7	8

Raytheon Technologies Corp. 2.25%, 7/1/2030	9	9

		74

Automobiles — 0.3%

General Motors Co. 6.80%, 10/1/2027	13	16

Hyundai Capital America

1.15%, 11/10/2022 (b)	15	16

2.65%, 2/10/2025 (b)	4	4

1.30%, 1/8/2026 (b)	5	5

2.38%, 10/15/2027 (b)	13	13

1.80%, 1/10/2028 (b)	5	5

Nissan Motor Acceptance Corp. 2.80%, 1/13/2022 (b)	20	20

		79

Banks — 0.7%

Bank of America Corp. 4.00%, 1/22/2025	33	35

(ICE LIBOR USD 3 Month + 1.51%), 3.71%, 4/24/2028 (c)	16	17

(SOFR + 1.93%), 2.68%, 6/19/2041 (c)	15	15

Bank of Montreal (Canada) (USD Swap Semi 5 Year + 1.28%), 4.34%, 10/5/2028 (c)	16	17

Citigroup, Inc. 3.88%, 3/26/2025	29	32

(US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.42%), 3.88%, 2/18/2026 (c) (d) (e)	5	5

(SOFR + 0.77%), 1.12%, 1/28/2027 (c)	5	5

(ICE LIBOR USD 3 Month + 1.17%), 3.88%, 1/24/2039 (c)	7	8

HSBC Holdings plc (United Kingdom) 6.10%, 1/14/2042	10	15

KeyCorp 2.25%, 4/6/2027	15	16

Mitsubishi UFJ Financial Group, Inc. (Japan) 3.74%, 3/7/2029	17	19

Wells Fargo & Co.

Series BB, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.45%), 3.90%, 3/15/2026 (c) (d) (e)	5	5

4.10%, 6/3/2026	14	16

(SOFR + 2.53%), 3.07%, 4/30/2041 (c)	16	16

		221

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	17

JPMorgan SmartSpendingSM 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Beverages — 0.2%

Anheuser-Busch InBev Worldwide, Inc. (Belgium)

3.50%, 6/1/2030	17	19

3.75%, 7/15/2042	25	27

Keurig Dr Pepper, Inc. 3.20%, 5/1/2030	10	11

		57

Biotechnology — 0.2%

AbbVie, Inc. 2.95%, 11/21/2026	2	2

3.20%, 11/21/2029	5	5

4.05%, 11/21/2039	29	35

Amgen, Inc. 3.15%, 2/21/2040	7	7

Gilead Sciences, Inc. 2.60%, 10/1/2040	15	14

Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	6	6

		69

Building Products — 0.0% (f)

Masco Corp. 2.00%, 10/1/2030	6	6

Capital Markets — 0.5%

Charles Schwab Corp. (The)

Series I, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.17%), 4.00%, 6/1/2026 (c) (d) (e)	5	5

Series H, (US Treasury Yield Curve Rate T Note Constant Maturity 10 Year + 3.08%), 4.00%, 12/1/2030 (c) (d) (e)	5	5

Goldman Sachs Group, Inc. (The)

(SOFR + 0.57%), 0.67%, 3/8/2024 (c)	12	12

4.25%, 10/21/2025	47	52

(SOFR + 0.80%), 1.43%, 3/9/2027 (c)	5	5

(ICE LIBOR USD 3 Month + 1.51%), 3.69%, 6/5/2028 (c)	5	6

Macquarie Group Ltd. (Australia) (SOFR + 1.07%), 1.34%, 1/12/2027 (b) (c)	10	10

Morgan Stanley

(SOFR + 0.46%), 0.53%, 1/25/2024 (c)	5	5

3.95%, 4/23/2027	16	18

(ICE LIBOR USD 3 Month + 1.43%), 4.46%, 4/22/2039 (c)	18	22

		140

Chemicals — 0.2%

International Flavors & Fragrances, Inc.

2.30%, 11/1/2030 (b)	9	9

3.47%, 12/1/2050 (b)	16	17

LYB International Finance III LLC 1.25%, 10/1/2025	15	15

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Chemicals — continued

PPG Industries, Inc. 1.20%, 3/15/2026	5	5

		46

Construction Materials — 0.0% (f)

Martin Marietta Materials, Inc. Series CB, 2.50%, 3/15/2030	6	6

Consumer Finance — 0.3%

Avolon Holdings Funding Ltd. (Ireland)

5.50%, 1/15/2023 (b)	2	2

5.50%, 1/15/2026 (b)	16	19

2.13%, 2/21/2026 (b)	5	5

4.25%, 4/15/2026 (b)	5	5

Capital One Financial Corp.

Series M, (US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 3.16%), 3.95%, 9/1/2026 (c) (d) (e)	5	5

3.80%, 1/31/2028	10	11

General Motors Financial Co., Inc.

1.25%, 1/8/2026	6	6

4.35%, 1/17/2027	2	2

Park Aerospace Holdings Ltd. (Ireland)

5.25%, 8/15/2022 (b)	5	5

4.50%, 3/15/2023 (b)	5	5

5.50%, 2/15/2024 (b)	5	6

		71

Containers & Packaging — 0.0% (f)

Graphic Packaging International LLC 1.51%, 4/15/2026 (b)	6	6

Diversified Financial Services — 0.0% (f)

Shell International Finance BV (Netherlands) 2.38%, 11/7/2029	9	9

Diversified Telecommunication Services — 0.2%

AT&T, Inc.

2.75%, 6/1/2031	19	20

3.50%, 6/1/2041	9	9

3.55%, 9/15/2055 (b)	5	5

Verizon Communications, Inc.

3.15%, 3/22/2030	16	18

2.65%, 11/20/2040	6	6

3.85%, 11/1/2042	10	11

		69

Electric Utilities — 0.6%

Duke Energy Corp. 3.40%, 6/15/2029	17	19

Edison International 5.75%, 6/15/2027	4	5

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Electric Utilities — continued

Emera US Finance LP (Canada) 4.75%, 6/15/2046	18	21

Evergy, Inc. 2.90%, 9/15/2029	16	17

Jersey Central Power & Light Co. 4.30%, 1/15/2026 (b)	7	8

New England Power Co. (United Kingdom) 2.81%, 10/6/2050 (b)	6	6

NRG Energy, Inc.

2.00%, 12/2/2025 (b)	5	5

2.45%, 12/2/2027 (b)	33	32

OGE Energy Corp. 0.70%, 5/26/2023	5	5

Oklahoma Gas and Electric Co. 0.55%, 5/26/2023	5	5

Pacific Gas and Electric Co.

(ICE LIBOR USD 3 Month + 1.38%), 1.53%, 11/15/2021 (c)	7	7

3.75%, 8/15/2042 (g)	5	5

4.30%, 3/15/2045	1	1

PacifiCorp 4.15%, 2/15/2050	19	23

Southern California Edison Co. Series 20C, 1.20%, 2/1/2026	12	12

		171

Electrical Equipment — 0.0% (f)

Eaton Corp. 4.15%, 11/2/2042	7	8

Energy Equipment & Services — 0.1%

Baker Hughes a GE Co. LLC 3.34%, 12/15/2027	7	8

Schlumberger Holdings Corp. 4.00%, 12/21/2025 (b)	7	7

		15

Entertainment — 0.0% (f)

Walt Disney Co. (The) 3.50%, 5/13/2040	10	11

Equity Real Estate Investment Trusts (REITs) — 0.5%

Alexandria Real Estate Equities, Inc. 3.38%, 8/15/2031	7	8

American Tower Corp.

1.50%, 1/31/2028	5	5

1.88%, 10/15/2030	26	24

3.10%, 6/15/2050	10	10

2.95%, 1/15/2051	5	5

Brixmor Operating Partnership LP 2.25%, 4/1/2028	10	10

Corporate Office Properties LP 2.75%, 4/15/2031	5	5

Crown Castle International Corp. 3.10%, 11/15/2029	7	7

CubeSmart LP 2.00%, 2/15/2031	9	9

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Equity Real Estate Investment Trusts (REITs) — continued

Equinix, Inc. 2.90%, 11/18/2026	9	10

Healthcare Trust of America Holdings LP 2.00%, 3/15/2031	6	6

Healthpeak Properties, Inc. 2.88%, 1/15/2031	6	6

Mid-America Apartments LP 3.60%, 6/1/2027	2	2

Scentre Group Trust 1 (Australia) 3.63%, 1/28/2026 (b)	15	16

UDR, Inc. 2.10%, 8/1/2032	6	6

WP Carey, Inc. 2.40%, 2/1/2031	15	15

		144

Food & Staples Retailing — 0.2%

7-Eleven, Inc.

0.63%, 2/10/2023 (b)	15	15

0.95%, 2/10/2026 (b)	2	2

1.30%, 2/10/2028 (b)	2	2

2.50%, 2/10/2041 (b)	3	3

Alimentation Couche-Tard, Inc. (Canada)

2.95%, 1/25/2030 (b)	6	7

3.44%, 5/13/2041 (b)	5	5

3.63%, 5/13/2051 (b)	5	5

Sysco Corp. 2.40%, 2/15/2030	13	13

		52

Food Products — 0.2%

Bunge Ltd. Finance Corp. 2.75%, 5/14/2031	5	5

Conagra Brands, Inc. 1.38%, 11/1/2027	15	15

Smithfield Foods, Inc. 3.00%, 10/15/2030 (b)	13	13

Tyson Foods, Inc. 3.55%, 6/2/2027	10	11

		44

Gas Utilities — 0.1%

Atmos Energy Corp.

0.63%, 3/9/2023	5	5

1.50%, 1/15/2031	10	10

CenterPoint Energy Resources Corp. 1.75%, 10/1/2030	15	14

		29

Health Care Equipment & Supplies — 0.1%

Becton Dickinson and Co. 4.67%, 6/6/2047	19	23

Zimmer Biomet Holdings, Inc. 3.55%, 3/20/2030	7	8

		31

Health Care Providers & Services — 0.3%

Anthem, Inc. 2.25%, 5/15/2030	6	6

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	19

JPMorgan SmartSpendingSM 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Health Care Providers & Services — continued

CVS Health Corp.

4.88%, 7/20/2035	5	6

2.70%, 8/21/2040	9	9

HCA, Inc.

5.25%, 6/15/2026	17	19

3.50%, 7/15/2051	5	5

MedStar Health, Inc. Series 20A, 3.63%, 8/15/2049	5	6

West Virginia United Health System Obligated Group Series 2020, 3.13%, 6/1/2050	20	20

		71

Household Durables — 0.0% (f)

Lennar Corp.

4.50%, 4/30/2024	2	2

5.00%, 6/15/2027	9	11

		13

Independent Power and Renewable Electricity Producers — 0.3%

Alexander Funding Trust 1.84%, 11/15/2023 (b)	8	8

Exelon Generation Co. LLC 3.25%, 6/1/2025	32	35

Southern Power Co. 5.15%, 9/15/2041	29	35

		78

Industrial Conglomerates — 0.1%

General Electric Co. 3.45%, 5/1/2027	18	20

Roper Technologies, Inc. 1.75%, 2/15/2031	6	6

		26

Insurance — 0.3%

American International Group, Inc. 4.38%, 6/30/2050	8	10

Athene Global Funding

0.95%, 1/8/2024 (b)	10	10

2.75%, 6/25/2024 (b)	6	6

1.45%, 1/8/2026 (b)	10	10

Brown & Brown, Inc. 2.38%, 3/15/2031	6	6

Empower Finance 2020 LP (Canada) 3.08%, 9/17/2051 (b)	7	7

F&G Global Funding 1.75%, 6/30/2026 (b)	5	5

New York Life Insurance Co. 3.75%, 5/15/2050 (b)	7	8

Northwestern Mutual Global Funding 1.70%, 6/1/2028 (b)	5	5

Teachers Insurance & Annuity Association of America 3.30%, 5/15/2050 (b)	6	6

		73

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

IT Services — 0.0% (f)

International Business Machines Corp. 4.00%, 6/20/2042	3	4

Leisure Products — 0.0% (f)

Hasbro, Inc. 3.90%, 11/19/2029	5	6

Machinery — 0.0% (f)

Otis Worldwide Corp. 3.11%, 2/15/2040	7	7

Media — 0.4%

Charter Communications Operating LLC

2.80%, 4/1/2031	19	19

3.50%, 6/1/2041	5	5

Comcast Corp.

1.50%, 2/15/2031	8	8

3.25%, 11/1/2039	16	17

Cox Communications, Inc. 1.80%, 10/1/2030 (b)	15	14

Discovery Communications LLC 3.63%, 5/15/2030	10	11

ViacomCBS, Inc.

4.38%, 3/15/2043	10	12

5.85%, 9/1/2043	25	34

		120

Metals & Mining — 0.1%

Glencore Funding LLC (Australia) 2.50%, 9/1/2030 (b)	8	8

Steel Dynamics, Inc. 1.65%, 10/15/2027	6	6

Vale Overseas Ltd. (Brazil) 3.75%, 7/8/2030	4	4

		18

Multiline Retail — 0.1%

Dollar General Corp. 4.13%, 4/3/2050	7	8

Kohl’s Corp. 3.38%, 5/1/2031	6	6

Nordstrom, Inc. 4.25%, 8/1/2031 (b)	9	10

		24

Multi-Utilities — 0.1%

WEC Energy Group, Inc. 1.38%, 10/15/2027	15	15

Oil, Gas & Consumable Fuels — 0.7%

BP Capital Markets America, Inc. 2.77%, 11/10/2050	15	14

Chevron USA, Inc. 3.25%, 10/15/2029	5	6

Cimarex Energy Co. 3.90%, 5/15/2027	5	6

ConocoPhillips 3.75%, 10/1/2027 (b)	7	8

Diamondback Energy, Inc. 3.25%, 12/1/2026	8	9

Enable Midstream Partners LP

4.40%, 3/15/2027	10	11

5.00%, 5/15/2044 (g)	5	5

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued

Oil, Gas & Consumable Fuels — continued

Energy Transfer LP 3.90%, 7/15/2026	9	10

Enterprise Products Operating LLC 4.45%, 2/15/2043	7	8

Exxon Mobil Corp. 3.00%, 8/16/2039	9	9

Flex Intermediate Holdco LLC

3.36%, 6/30/2031 (b)	5	5

4.32%, 12/30/2039 (b)	5	5

Gray Oak Pipeline LLC

2.60%, 10/15/2025 (b)	15	15

3.45%, 10/15/2027 (b)	5	5

HollyFrontier Corp. 2.63%, 10/1/2023	6	6

MPLX LP 2.65%, 8/15/2030	15	15

NGPL PipeCo LLC 3.25%, 7/15/2031 (b)	5	5

ONEOK, Inc. 2.20%, 9/15/2025	2	2

Pioneer Natural Resources Co. 1.90%, 8/15/2030	6	6

Plains All American Pipeline LP 4.65%, 10/15/2025	9	10

Sabine Pass Liquefaction LLC 5.63%, 3/1/2025	7	8

Tennessee Gas Pipeline Co. LLC 2.90%, 3/1/2030 (b)	15	16

TotalEnergies Capital International SA (France) 2.99%, 6/29/2041	6	6

TransCanada PipeLines Ltd. (Canada) 4.10%, 4/15/2030	7	8

		198

Pharmaceuticals — 0.2%

Bristol-Myers Squibb Co. 3.40%, 7/26/2029	2	2

Royalty Pharma plc 3.30%, 9/2/2040 (b)	15	15

Utah Acquisition Sub, Inc. 3.95%, 6/15/2026	17	19

Viatris, Inc. 3.85%, 6/22/2040 (b)	16	17

		53

Professional Services — 0.0% (f)

IHS Markit Ltd. 4.25%, 5/1/2029	10	12

Road & Rail — 0.1%

Kansas City Southern 4.70%, 5/1/2048	3	4

Triton Container International Ltd. (Bermuda) 2.05%, 4/15/2026 (b)	15	15

		19

Semiconductors & Semiconductor Equipment — 0.2%

Broadcom, Inc.

1.95%, 2/15/2028 (b)	8	8

4.15%, 11/15/2030	21	24

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued

Microchip Technology, Inc.

0.97%, 2/15/2024 (b)	5	5

0.98%, 9/1/2024 (b)	5	5

NXP BV (China)

2.50%, 5/11/2031 (b)	5	5

3.25%, 5/11/2041 (b)	5	5

Xilinx, Inc. 2.38%, 6/1/2030	5	5

		57

Software — 0.1%

Citrix Systems, Inc. 1.25%, 3/1/2026	5	5

Oracle Corp. 3.80%, 11/15/2037	17	18

VMware, Inc. 4.70%, 5/15/2030	10	12

		35

Specialty Retail — 0.1%

AutoZone, Inc. 3.63%, 4/15/2025	9	9

Lowe’s Cos., Inc. 3.70%, 4/15/2046	7	8

O’Reilly Automotive, Inc. 3.90%, 6/1/2029	7	8

		25

Technology Hardware, Storage & Peripherals — 0.1%

Dell International LLC 6.20%, 7/15/2030	15	19

Tobacco — 0.1%

Altria Group, Inc. 2.45%, 2/4/2032	10	10

BAT Capital Corp. (United Kingdom)

2.26%, 3/25/2028	12	11

3.73%, 9/25/2040	4	4

		25

Trading Companies & Distributors — 0.1%

Air Lease Corp.

3.38%, 7/1/2025	5	5

2.88%, 1/15/2026	5	5

1.88%, 8/15/2026	10	11

		21

Wireless Telecommunication Services — 0.1%

Rogers Communications, Inc. (Canada) 3.70%, 11/15/2049	7	7

T-Mobile USA, Inc.

2.55%, 2/15/2031	15	16

3.00%, 2/15/2041	9	9

		32

Total Corporate Bonds (Cost $2,338)		2,309

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	21

JPMorgan SmartSpendingSM 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
U.S. Treasury Obligations — 7.9%

U.S. Treasury Bonds

1.13%, 8/15/2040	10	9

1.38%, 11/15/2040	15	13

1.38%, 8/15/2050	87	74

1.63%, 11/15/2050	64	57

U.S. Treasury Notes

1.38%, 1/31/2022 (h)	268	270

0.13%, 9/30/2022	178	178

0.13%, 9/15/2023	342	341

1.75%, 7/31/2024	355	369

0.25%, 8/31/2025	228	223

0.38%, 11/30/2025	311	305

0.50%, 8/31/2027	102	98

0.63%, 11/30/2027	125	121

1.25%, 3/31/2028	61	61

0.63%, 8/15/2030	2	2

0.88%, 11/15/2030	5	5

U.S. Treasury STRIPS Bonds

1.02%, 8/15/2026 (i)	35	33

1.13%, 5/15/2027 (i)	35	33

2.29%, 5/15/2041 (i)	50	33

Total U.S. Treasury Obligations (Cost $2,245)		2,225

Mortgage-Backed Securities — 5.9%

FHLMC UMBS, 30 Year

Pool # ZL3032, 3.50%, 5/1/2042	8	8

Pool # QB4026, 2.50%, 10/1/2050	19	21

Pool # QB4045, 2.50%, 10/1/2050	14	15

Pool # QB4484, 2.50%, 10/1/2050	7	7

Pool # QB4542, 2.50%, 10/1/2050	6	6

Pool # RA4224, 3.00%, 11/1/2050	5	5

Pool # QB8503, 2.50%, 2/1/2051	15	15

FNMA UMBS, 30 Year

Pool # CA2826, 5.50%, 12/1/2048	17	19

Pool # FM3118, 3.00%, 5/1/2050	8	8

Pool # BQ2894, 3.00%, 9/1/2050	10	10

Pool # BQ3996, 2.50%, 10/1/2050	9	9

Pool # BQ5243, 3.50%, 10/1/2050	5	5

Pool # CA7398, 3.50%, 10/1/2050	12	13

Pool # CA8637, 4.00%, 1/1/2051	33	38

FNMA, Other

Pool # AN2009, 2.70%, 7/1/2026	19	21

Pool # AM3010, 5.07%, 3/1/2028	9	11

Pool # BL8639, 1.09%, 4/1/2028	5	5

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Pool # AM5319, 4.34%, 1/1/2029	9	10

Pool # BL5457, 2.57%, 7/1/2029	5	5

Pool # BS0448, 1.27%, 12/1/2029	20	20

Pool # BL9748, 1.60%, 12/1/2029	5	5

Pool # AN7593, 2.99%, 12/1/2029	5	5

Pool # AN8285, 3.11%, 3/1/2030	5	6

Pool # AM8544, 3.08%, 4/1/2030	5	5

Pool # BL9045, 1.58%, 7/1/2030	10	10

Pool # BL9251, 1.45%, 10/1/2030	15	15

Pool # BL9891, 1.37%, 12/1/2030	10	10

Pool # AN6149, 3.14%, 7/1/2032	15	17

Pool # BM3226, 3.44%, 10/1/2032(j)	30	34

Pool # AN7923, 3.33%, 1/1/2033	10	11

Pool # AN9067, 3.51%, 5/1/2033	5	6

Pool # BL1012, 4.03%, 12/1/2033	5	6

Pool # BL0900, 4.08%, 2/1/2034	5	6

Pool # AN4430, 3.61%, 1/1/2037	4	5

Pool # BF0230, 5.50%, 1/1/2058(k)	24	28

Pool # BF0497, 3.00%, 7/1/2060(k)	14	15

FNMA/FHLMC UMBS, Single Family, 15 Year

TBA, 2.00%, 9/25/2036(k)	15	15

FNMA/FHLMC UMBS, Single Family, 30 Year

TBA, 2.50%, 8/25/2051(k)	130	134

TBA, 2.50%, 9/25/2051(k)	165	171

GNMA II, 30 Year

Pool # BY3432, 3.50%, 9/20/2050	10	10

Pool # BR3929, 3.50%, 10/20/2050	9	10

Pool # BW1726, 3.50%, 10/20/2050	19	21

Pool # BS8546, 2.50%, 12/20/2050	30	31

Pool # BR3928, 3.00%, 12/20/2050	15	16

Pool # BU7538, 3.00%, 12/20/2050	10	11

Pool # MA7136, 2.50%, 1/20/2051	449	467

Pool # 785294, 3.50%, 1/20/2051	29	32

Pool # CA8452, 3.00%, 2/20/2051	35	38

Pool # CB1543, 3.00%, 2/20/2051	25	26

Pool # CA3588, 3.50%, 2/20/2051	23	25

Pool # CB1536, 3.50%, 2/20/2051	30	33

Pool # CB1542, 3.00%, 3/20/2051	20	21

Pool # CB4433, 3.00%, 3/20/2051	30	31

Pool # CC0070, 3.00%, 3/20/2051	5	5

Pool # CC8726, 3.00%, 3/20/2051	5	5

Pool # CC8738, 3.00%, 3/20/2051	5	5

Pool # CC8723, 3.50%, 3/20/2051	30	33

Pool # CC0088, 4.00%, 3/20/2051	5	5

Pool # CC0092, 4.00%, 3/20/2051	5	5

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN FUNDS	JUNE 30, 2021

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued

Pool # CC8727, 3.00%, 4/20/2051	10	11

Pool # CC8739, 3.00%, 4/20/2051	20	21

Pool # CC8740, 3.00%, 4/20/2051	20	21

Pool # CC8751, 3.00%, 4/20/2051	5	5

GNMA II, Other

Pool # 785183, 2.93%, 10/20/2070(j)	20	21

Total Mortgage-Backed Securities (Cost $1,675)		1,664

Asset-Backed Securities — 2.8%

American Airlines Pass-Through Trust

Series 2016-2, Class AA, 3.20%, 6/15/2028	20	20

Series 2016-3, Class AA, 3.00%, 10/15/2028	20	20

Series 2019-1, Class AA, 3.15%, 2/15/2032	13	14

American Credit Acceptance Receivables Trust

Series 2021-1, Class A, 0.35%, 5/13/2024 (b)	16	16

Series 2021-1, Class B, 0.61%, 3/13/2025 (b)	5	5

Series 2020-4, Class C, 1.31%, 12/14/2026 (b)	10	10

AmeriCredit Automobile Receivables Trust

Series 2018-3, Class D, 4.04%, 11/18/2024	10	11

Series 2020-3, Class B, 0.76%, 12/18/2025	10	10

Series 2020-3, Class C, 1.06%, 8/18/2026	5	5

CarMax Auto Owner Trust

Series 2019-3, Class C, 2.60%, 6/16/2025	10	10

Series 2020-4, Class C, 1.30%, 8/17/2026	5	5

Carvana Auto Receivables Trust

Series 2019-4A, Class D, 3.07%, 7/15/2025 (b)	30	31

Series 2020-P1, Class C, 1.32%, 11/9/2026	10	10

Drive Auto Receivables Trust

Series 2020-1, Class D, 2.70%, 5/17/2027	30	31

DT Auto Owner Trust

Series 2021-1A, Class A, 0.35%, 1/15/2025 (b)	11	11

Series 2019-4A, Class D, 2.85%, 7/15/2025 (b)	20	20

Series 2021-1A, Class C, 0.84%, 10/15/2026 (b)	10	10

Series 2021-2A, Class C, 1.10%, 2/16/2027 (b)	20	20

Exeter Automobile Receivables Trust

Series 2021-1A, Class A3, 0.34%, 3/15/2024	10	10

Series 2021-1A, Class B, 0.50%, 2/18/2025	20	20

Series 2021-2A, Class C, 0.98%, 6/15/2026	15	15

FHF Trust

Series 2021-1A, Class A, 1.27%, 3/15/2027 (b)	31	31

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

First Investors Auto Owner Trust

Series 2017-2A, Class C, 3.00%, 8/15/2023 (b)	8	8

Series 2018-1A, Class C, 3.69%, 6/17/2024 (b)	13	12

Series 2021-1A, Class A, 0.45%, 3/16/2026 (b)	8	8

Series 2021-1A, Class B, 0.89%, 3/15/2027 (b)	10	10

Flagship Credit Auto Trust

Series 2021-1, Class A, 0.31%, 6/16/2025 (b)	12	12

Series 2021-2, Class A, 0.37%, 12/15/2026 (b)	34	34

Series 2021-1, Class B, 0.68%, 2/16/2027 (b)	10	10

Series 2020-4, Class C, 1.28%, 2/16/2027 (b)	10	10

GLS Auto Receivables Issuer Trust

Series 2020-4A, Class B, 0.87%, 12/16/2024 (b)	10	10

GLS Auto Receivables Trust

Series 2018-2A, Class B, 3.71%, 3/15/2023 (b)	3	3

Series 2021-2A, Class B, 0.77%, 9/15/2025 (b)	25	25

GM Financial Consumer Automobile Receivables Trust

Series 2018-1, Class A4, 2.46%, 7/17/2023	2	2

Nissan Auto Receivables Owner Trust

Series 2019-B, Class A3, 2.50%, 11/15/2023	1	1

Pagaya AI Debt Selection Trust

Series 2021-1, Class A, 1.18%, 11/15/2027 (b)	99	100

Prestige Auto Receivables Trust

Series 2020-1A, Class C, 1.31%, 11/16/2026 (b)	10	10

Santander Consumer Auto Receivables Trust

Series 2021-AA, Class A3, 0.33%, 10/15/2025 (b)	10	10

Series 2021-AA, Class B, 0.71%, 8/17/2026 (b)	10	10

Santander Drive Auto Receivables Trust

Series 2019-3, Class D, 2.68%, 10/15/2025	11	11

Series 2020-4, Class C, 1.01%, 1/15/2026	5	5

United Airlines Pass-Through Trust

Series 2016-2, Class B, 3.65%, 10/7/2025	4	3

Series 2019-2, Class B, 3.50%, 5/1/2028	6	6

Series 2016-2, Class A, 3.10%, 10/7/2028	4	4

Series 2018-1, Class A, 3.70%, 3/1/2030	9	10

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	23

JPMorgan SmartSpendingSM 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF JUNE 30, 2021 (continued)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued

United Auto Credit Securitization Trust

Series 2021-1, Class C, 0.84%, 6/10/2026 (b)	15	15

Veros Auto Receivables Trust

Series 2021-1, Class A, 0.92%, 10/15/2026 (b)	67	67

Westlake Automobile Receivables Trust

Series 2020-3A, Class C, 1.24%, 11/17/2025 (b)	10	10

Series 2020-3A, Class D, 1.65%, 2/17/2026 (b)	10	10

Series 2021-1A, Class C, 0.95%, 3/16/2026 (b)	25	25

Total Asset-Backed Securities (Cost $773)		776

Collateralized Mortgage Obligations — 0.5%

FNMA Trust, Whole Loan

Series 2002-W8, Class A1, 6.50%, 6/25/2042	7	8

FNMA, Grantor Trust, Whole Loan

Series 2001-T12, Class A1, 6.50%, 8/25/2041	3	3

FNMA, REMIC

Series 2019-7, Class CA, 3.50%, 11/25/2057	41	43

FNMA, REMIC Trust, Whole Loan

Series 2002-W3, Class A4, 6.50%, 11/25/2041	14	16

Seasoned Credit Risk Transfer Trust

Series 2018-1, Class M60C, 3.50%, 5/25/2057	22	24

Series 2020-3, Class M5TW, 3.00%, 5/25/2060 ‡	13	14

Series 2020-3, Class TTW, 3.00%, 5/25/2060‡	16	17

VOLT XCVII LLC

Series 2021-NPL6, Class A1, 2.24%, 4/25/2051 (b) (g)	26	26

Total Collateralized Mortgage Obligations (Cost $150)		151

Commercial Mortgage-Backed Securities — 0.4%

ACRE Commercial Mortgage Ltd. (Cayman Islands)

Series 2021-FL4, Class A, 0.91%, 12/18/2037 (b) (j)	15	15

Series 2021-FL4, Class AS, 1.18%, 12/18/2037 (b) (j)	10	10

BPR Trust

Series 2021-KEN, Class A, 1.32%, 2/15/2029 (b) (j)	15	15

FHLMC, Multi-Family Structured Pass-Through Certificates

Series K-1511, Class A1, 3.28%, 10/25/2030	10	10

Series K-1510, Class A2, 3.72%, 1/25/2031	5	6

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)

Commercial Mortgage-Backed Securities — continued

FNMA ACES

Series 2021-M3, Class 1A1, 1.00%, 11/25/2033	5	5

Series 2021-M3, Class X1, IO, 2.12%, 11/25/2033 (j)	100	14

FREMF Mortgage Trust

Series 2016-K56, Class B, 4.07%, 6/25/2049 (b) (j)	5	6

Series 2016-K58, Class B, 3.87%, 9/25/2049 (b) (j)	20	21

KKR Industrial Portfolio Trust

Series 2021-KDIP, Class B, 0.87%, 12/15/2037 ‡ (b) (j)	10	10

Total Commercial Mortgage-Backed Securities (Cost $113)		112

	SHARES (000)
Short-Term Investments — 5.0%

Investment Companies — 5.0%

JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (l) (Cost $1,396)	1,396	1,396

Total Investments — 100.6% (Cost $25,832)		28,321
Liabilities in Excess of Other Assets — (0.6)%		(163)

NET ASSETS — 100.0%		28,158

Percentages indicated are based on net assets.

Abbreviations

ACES	Alternative Credit Enhancement Securities
ETF	Exchange-Traded Fund
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
IO	Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN FUNDS	JUNE 30, 2021

STRIPS	Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of June 30, 2021.
(d)	Security is perpetual and thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of June 30, 2021.

(e)	Security is an interest bearing note with preferred security characteristics.
(f)	Amount rounds to less than 0.1% of net assets.
(g)	Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of June 30, 2021.
(h)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
(i)	The rate shown is the effective yield as of June 30, 2021.
(j)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of June 30, 2021.
(k)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(l)	The rate shown is the current yield as of June 30, 2021.
‡	Value determined using significant unobservable inputs.

Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as the respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

Futures contracts outstanding as of June 30, 2021 (amounts in thousands, except number of contracts):
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)

Long Contracts
EURO STOXX 50 Index	6	09/2021	EUR	289	(3)
FTSE 100 Index	2	09/2021	GBP	193	(2)
Russell 1000 E-Mini Index	18	09/2021	USD	1,403	(18)
Russell 2000 E-Mini Index	1	09/2021	USD	115	— (a)
TOPIX Index	1	09/2021	JPY	175	(1)
U.S. Treasury 10 Year Note	6	09/2021	USD	795	2

					(22)

Short Contracts
Canada 10 Year Bond	(7)	09/2021	CAD	(822)	(10)
Long Gilt	(2)	09/2021	GBP	(354)	(3)
S&P 500 E-Mini Index	(6)	09/2021	USD	(1,287)	(17)

					(30)

					(52)

Abbreviations

CAD	Canadian Dollar
EUR	Euro
FTSE	Financial Times and the London Stock Exchange
GBP	British Pound
JPY	Japanese Yen
TOPIX	Tokyo Stock Price Index
USD	United States Dollar

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	25

STATEMENTS OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2021

(Amounts in thousands, except per share amounts)

	JPMorgan SmartSpendingSM 2015 Fund		JPMorgan SmartSpendingSM 2020 Fund
ASSETS:
Investments in non-affiliates, at value	$10,098		$9,030
Investments in affiliates, at value	21,292		19,291
Receivables:
Investment securities sold	93		90
Investment securities sold — delayed delivery securities	252		217
Interest from non-affiliates	28		27
Dividends from affiliates	2		2
Variation margin on futures contracts	76		154
Due from adviser	17		22
Other assets	—		67

Total Assets	31,858		28,900

LIABILITIES:
Payables:
Due to custodian	14		14
Investment securities purchased	77		—	(a)
Investment securities purchased — delayed delivery securities	634		579
Fund shares redeemed	137		110
Accrued liabilities:
Distribution fees	—	(a)	—	(a)
Service fees	6		7
Custodian and accounting fees	9		8
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)
Other	46		24

Total Liabilities	923		742

Net Assets	$30,935		$28,158

(a)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN FUNDS	JUNE 30, 2021

	JPMorgan SmartSpendingSM 2015 Fund	JPMorgan SmartSpendingSM 2020 Fund
NET ASSETS:
Paid-in-Capital	$27,695	$24,932
Total distributable earnings (loss)	3,240	3,226

Total Net Assets	$30,935	$28,158

Net Assets:
Class A	$27	$363
Class I	30,778	27,681
Class R2	26	22
Class R3	26	23
Class R4	26	23
Class R5	26	23
Class R6	26	23

Total	$30,935	$28,158

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2	22
Class I	1,846	1,634
Class R2	1	1
Class R3	1	1
Class R4	2	1
Class R5	2	1
Class R6	2	2

Net Asset Value (a):
Class A — Redemption price per share	$16.64	$16.92
Class I — Offering and redemption price per share	16.67	16.94
Class R2 — Offering and redemption price per share	16.61	16.90
Class R3 — Offering and redemption price per share	16.64	16.92
Class R4 — Offering and redemption price per share	16.67	16.94
Class R5 — Offering and redemption price per share	16.68	16.95
Class R6 — Offering and redemption price per share	16.69	16.96
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.42	$17.72

Cost of investments in non-affiliates	$9,664	$8,547
Cost of investments in affiliates	19,281	17,285

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	27

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021

(Amounts in thousands)

	JPMorgan SmartSpendingSM 2015 Fund		JPMorgan SmartSpendingSM 2020 Fund (a)
INVESTMENT INCOME:
Interest income from non-affiliates	$64		$53
Dividend income from non-affiliates	30		28
Dividend income from affiliates	516		452

Total investment income	610		533

EXPENSES:
Investment advisory fees	55		49
Administration fees	22		20
Distribution fees:
Class A	—	(b)	—	(b)
Class R2	—	(b)	—	(b)
Class R3	—	(b)	—	(b)
Service fees:
Class A	—	(b)	—	(b)
Class I	75		67
Class R2	—	(b)	—	(b)
Class R3	—	(b)	—	(b)
Class R4	—	(b)	—	(b)
Class R5	—	(b)	—	(b)
Custodian and accounting fees	34		30
Professional fees	33		41
Trustees’ and Chief Compliance Officer’s fees	25		23
Printing and mailing costs	4		16
Registration and filing fees	112		3
Transfer agency fees (See Note 2.J.)	1		—	(b)
Offering costs (See Note 2.H.)	—		135
Other	17		11

Total expenses	378		395

Less fees waived	(82)		(70)
Less expense reimbursements	(215)		(248)

Net expenses	81		77

Net investment income (loss)	529		456

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	187		119
Investments in affiliates	923		348
Futures contracts	501		177
Foreign currency transactions	7		1

Net realized gain (loss)	1,618		645

Distributions of capital gains received from investment company affiliates	48		41

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	517		483
Investments in affiliates	1,560		2,006
Futures contracts	(48)		(52)
Foreign currency translations	(1)		5

Change in net unrealized appreciation/depreciation	2,028		2,442

Net realized/unrealized gains (losses)	3,694		3,128

Change in net assets resulting from operations	$4,223		$3,584

(a)	Commencement of operations was July 1, 2020.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN FUNDS	JUNE 30, 2021

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	JPMorgan SmartSpendingSM 2015 Fund		JPMorgan SmartSpendingSM 2020 Fund
	Year Ended June 30, 2021	Year Ended June 30, 2020	Year Ended June 30, 2021 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$529	$735	$456
Net realized gain (loss)	1,618	(463)	645
Distributions of capital gains received from investment company affiliates	48	120	41
Change in net unrealized appreciation/depreciation	2,028	(979)	2,442

Change in net assets resulting from operations	4,223	(587)	3,584

DISTRIBUTIONS TO SHAREHOLDERS:
Class A	— (b)	(1)	—	(b)
Class I	(598)	(1,812)	(357)
Class R2	— (b)	(1)	—	(b)
Class R3	— (b)	(1)	—	(b)
Class R4	— (b)	(1)	—	(b)
Class R5	(1)	(2)	—	(b)
Class R6	(1)	(2)	(1)

Total distributions to shareholders	(600)	(1,820)	(358)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,047)	217	24,932

NET ASSETS:
Change in net assets	2,576	(2,190)	28,158
Beginning of period	28,359	30,549	—

End of period	$30,935	$28,359	$28,158

(a)	Commencement of operations was July 1, 2020.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	29

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	JPMorgan SmartSpendingSM 2015 Fund			JPMorgan SmartSpendingSM 2020 Fund
	Year Ended June 30, 2021		Year Ended June 30, 2020	Year Ended June 30, 2021 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	(b)	$1	$361
Distributions reinvested	—	(b)	1	—	(b)

Change in net assets resulting from Class A capital transactions	—	(b)	2	361

Class I
Proceeds from shares issued	—	(b)	7	24,880
Distributions reinvested	598		1,812	357
Cost of shares redeemed	(1,647)		(1,611)	(767)

Change in net assets resulting from Class I capital transactions	(1,049)		208	24,470

Class R2
Proceeds from shares issued	—		—	20
Distributions reinvested	—	(b)	1	—	(b)

Change in net assets resulting from Class R2 capital transactions	—	(b)	1	20

Class R3
Proceeds from shares issued	—		—	20
Distributions reinvested	—	(b)	1	—	(b)

Change in net assets resulting from Class R3 capital transactions	—	(b)	1	20

Class R4
Proceeds from shares issued	—		—	20
Distributions reinvested	—	(b)	1	—	(b)

Change in net assets resulting from Class R4 capital transactions	—	(b)	1	20

Class R5
Proceeds from shares issued	—		—	20
Distributions reinvested	1		2	—	(b)

Change in net assets resulting from Class R5 capital transactions	1		2	20

Class R6
Proceeds from shares issued	—		—	20
Distributions reinvested	1		2	1

Change in net assets resulting from Class R6 capital transactions	1		2	21

Total change in net assets resulting from capital transactions	$(1,047)		$217	$24,932

(a)	Commencement of operations was July 1, 2020.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN FUNDS	JUNE 30, 2021

	JPMorgan SmartSpendingSM 2015 Fund				JPMorgan SmartSpendingSM 2020 Fund
	Year Ended June 30, 2021		Year Ended June 30, 2020		Year Ended June 30, 2021 (a)
SHARE TRANSACTIONS:
Class A
Issued	—	(b)	—	(b)	22
Reinvested	—	(b)	—	(b)	—	(b)

Change in Class A Shares	—	(b)	—	(b)	22

Class I
Issued	—	(b)	1		1,659
Reinvested	37		115		22
Redeemed	(104)		(105)		(47)

Change in Class I Shares	(67)		11		1,634

Class R2
Issued	—		—		1
Reinvested	—	(b)	—	(b)	—	(b)

Change in Class R2 Shares	—	(b)	—	(b)	1

Class R3
Issued	—		—		1
Reinvested	—	(b)	—	(b)	—	(b)

Change in Class R3 Shares	—	(b)	—	(b)	1

Class R4
Issued	—		—		1
Reinvested	1		—	(b)	—	(b)

Change in Class R4 Shares	1		—	(b)	1

Class R5
Issued	—		—		1
Reinvested	—	(b)	—	(b)	—	(b)

Change in Class R5 Shares	—	(b)	—	(b)	1

Class R6
Issued	—		—		2
Reinvested	—	(b)	—	(b)	—	(b)

Change in Class R6 Shares	—	(b)	—	(b)	2

(a)	Commencement of operations was July 1, 2020.
(b)	Amount rounds to less than one thousand.

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartSpendingSM 2015 Fund
Class A
Year Ended June 30, 2021	$14.73	$0.24	$1.95	$2.19	$(0.28)	$—	$(0.28)
Year Ended June 30, 2020	15.97	0.34	(0.66)	(0.32)	(0.42)	(0.50)	(0.92)
Year Ended June 30, 2019	15.86	0.39	0.42	0.81	(0.39)	(0.31)	(0.70)
Year Ended June 30, 2018	15.66	0.35	0.26	0.61	(0.24)	(0.17)	(0.41)
December 30, 2016 (h) through June 30, 2017	15.00	0.14	0.64	0.78	(0.12)	—	(0.12)

Class I
Year Ended June 30, 2021	14.75	0.28	1.96	2.24	(0.32)	—	(0.32)
Year Ended June 30, 2020	15.99	0.38	(0.67)	(0.29)	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)
December 30, 2016 (h) through June 30, 2017	15.00	0.16	0.64	0.80	(0.14)	—	(0.14)

Class R2
Year Ended June 30, 2021	14.70	0.20	1.95	2.15	(0.24)	—	(0.24)
Year Ended June 30, 2020	15.94	0.28	(0.67)	(0.39)	(0.35)	(0.50)	(0.85)
Year Ended June 30, 2019	15.83	0.33	0.42	0.75	(0.33)	(0.31)	(0.64)
Year Ended June 30, 2018	15.66	0.29	0.25	0.54	(0.20)	(0.17)	(0.37)
December 30, 2016 (h) through June 30, 2017	15.00	0.11	0.64	0.75	(0.09)	—	(0.09)

Class R3
Year Ended June 30, 2021	14.72	0.24	1.95	2.19	(0.27)	—	(0.27)
Year Ended June 30, 2020	15.96	0.32	(0.67)	(0.35)	(0.39)	(0.50)	(0.89)
Year Ended June 30, 2019	15.85	0.37	0.42	0.79	(0.37)	(0.31)	(0.68)
Year Ended June 30, 2018	15.66	0.33	0.25	0.58	(0.22)	(0.17)	(0.39)
December 30, 2016 (h) through June 30, 2017	15.00	0.13	0.64	0.77	(0.11)	—	(0.11)

Class R4
Year Ended June 30, 2021	14.75	0.28	1.95	2.23	(0.31)	—	(0.31)
Year Ended June 30, 2020	15.98	0.36	(0.66)	(0.30)	(0.43)	(0.50)	(0.93)
Year Ended June 30, 2019	15.86	0.41	0.43	0.84	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2018	15.66	0.37	0.25	0.62	(0.25)	(0.17)	(0.42)
December 30, 2016 (h) through June 30, 2017	15.00	0.15	0.64	0.79	(0.13)	—	(0.13)

Class R5
Year Ended June 30, 2021	14.76	0.30	1.95	2.25	(0.33)	—	(0.33)
Year Ended June 30, 2020	15.99	0.38	(0.66)	(0.28)	(0.45)	(0.50)	(0.95)
Year Ended June 30, 2019	15.87	0.44	0.42	0.86	(0.43)	(0.31)	(0.74)
Year Ended June 30, 2018	15.66	0.39	0.25	0.64	(0.26)	(0.17)	(0.43)
December 30, 2016 (h) through June 30, 2017	15.00	0.16	0.64	0.80	(0.14)	—	(0.14)

Class R6
Year Ended June 30, 2021	14.77	0.32	1.95	2.27	(0.35)	—	(0.35)
Year Ended June 30, 2020	16.00	0.40	(0.66)	(0.26)	(0.47)	(0.50)	(0.97)
Year Ended June 30, 2019	15.88	0.45	0.42	0.87	(0.44)	(0.31)	(0.75)
Year Ended June 30, 2018	15.66	0.41	0.25	0.66	(0.27)	(0.17)	(0.44)
December 30, 2016 (h) through June 30, 2017	15.00	0.17	0.64	0.81	(0.15)	—	(0.15)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)		Net investment income (loss) (b)		Expenses without waivers, reimbursements and earnings credits (f)		Portfolio turnover rate (d)

$16.64	14.97%	$27	0.52%		1.53%		1.56%		107%
14.73	(2.29)	24	0.48		2.21		1.83		125
15.97	5.45	23	0.43		2.51		1.71		50
15.86	3.90	22	0.43	(g)	2.21	(g)	1.70	(g)	30
15.66	5.23	21	0.45	(g)	1.85	(g)	3.76	(g)	8

16.67	15.28	30,778	0.27		1.76		1.26		107
14.75	(2.06)	28,222	0.22		2.46		1.41		125
15.99	5.75	30,411	0.19		2.79		1.44		50
15.87	4.12	30,323	0.19	(g)	2.46	(g)	1.36	(g)	30
15.66	5.36	30,795	0.19	(g)	2.09	(g)	1.26	(g)	8

16.61	14.67	26	0.78		1.25		1.82		107
14.70	(2.68)	22	0.85		1.83		2.08		125
15.94	5.05	23	0.85		2.13		1.97		50
15.83	3.46	21	0.85	(g)	1.80	(g)	2.00	(g)	30
15.66	5.02	21	0.84	(g)	1.44	(g)	4.09	(g)	8

16.64	14.98	26	0.53		1.50		2.01		107
14.72	(2.45)	22	0.60		2.08		4.58		125
15.96	5.29	23	0.60		2.38		1.72		50
15.85	3.74	22	0.60	(g)	2.05	(g)	1.75	(g)	30
15.66	5.15	21	0.59	(g)	1.69	(g)	3.82	(g)	8

16.67	15.22	26	0.28		1.75		1.54		107
14.75	(2.14)	23	0.35		2.33		3.05		125
15.98	5.60	23	0.35		2.63		1.47		50
15.86	3.96	22	0.35	(g)	2.30	(g)	1.50	(g)	30
15.66	5.27	21	0.35	(g)	1.94	(g)	3.57	(g)	8

16.68	15.37	26	0.13		1.90		1.75		107
14.76	(2.00)	23	0.20		2.48		5.06		125
15.99	5.74	23	0.20		2.78		1.32		50
15.87	4.11	22	0.21	(g)	2.44	(g)	1.36	(g)	30
15.66	5.35	21	0.20	(g)	2.09	(g)	3.43	(g)	8

16.69	15.47	26	0.04		2.00		1.09		107
14.77	(1.91)	23	0.10		2.58		1.21		125
16.00	5.84	23	0.10		2.88		1.23		50
15.88	4.24	22	0.10	(g)	2.55	(g)	1.25	(g)	30
15.66	5.40	21	0.10	(g)	2.19	(g)	3.33	(g)	8

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SmartSpendingSM 2020 Fund
Class A
July 1, 2020 (h) through June 30, 2021	$15.00	$0.45	$1.66	$2.11	$(0.13)	$(0.06)	$(0.19)

Class I
July 1, 2020 (h) through June 30, 2021	15.00	0.27	1.88	2.15	(0.15)	(0.06)	(0.21)

Class R2
July 1, 2020 (h) through June 30, 2021	15.00	0.19	1.88	2.07	(0.11)	(0.06)	(0.17)

Class R3
July 1, 2020 (h) through June 30, 2021	15.00	0.23	1.88	2.11	(0.13)	(0.06)	(0.19)

Class R4
July 1, 2020 (h) through June 30, 2021	15.00	0.27	1.88	2.15	(0.15)	(0.06)	(0.21)

Class R5
July 1, 2020 (h) through June 30, 2021	15.00	0.30	1.87	2.17	(0.16)	(0.06)	(0.22)

Class R6
July 1, 2020 (h) through June 30, 2021	15.00	0.31	1.88	2.19	(0.17)	(0.06)	(0.23)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(c)	Calculated based upon average shares outstanding.
(d)	Not annualized for periods less than one year.
(e)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(f)	Does not include expenses of Underlying Funds.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN FUNDS	JUNE 30, 2021

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period (000’s)	Net expenses (f)(g)	Net investment income (loss) (b)(g)	Expenses without waivers, reimbursements and earnings credits (f)(g)	Portfolio turnover rate (d)

$16.92	14.15%	$363	0.52%	2.75%	1.70%	95%

16.94	14.42	27,681	0.29	1.69	1.47	95

16.90	13.89	22	0.78	1.19	2.14	95

16.92	14.15	23	0.54	1.44	1.89	95

16.94	14.42	23	0.29	1.69	1.64	95

16.95	14.57	23	0.14	1.84	1.50	95

16.96	14.69	23	0.04	1.94	1.40	95

SEE NOTES TO FINANCIAL STATEMENTS.

JUNE 30, 2021	J.P. MORGAN FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021

(Dollar values in thousands)

1. Organization

JPMorgan Trust IV (the “Trust”) was formed on November 11, 2015, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 11, 2015 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (each, a “Fund” and collectively, the “Funds”) covered by this report:

	Classes Offered	Diversification Classification
JPMorgan SmartSpendingSM 2015 Fund	Class A, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified
JPMorgan SmartSpendingSM 2020 Fund(1)	Class A, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	Diversified

(1)	Commenced operations on July 1, 2020.

The investment objective of JPMorgan SmartSpendingSM 2015 Fund (“SmartSpendingSM 2015 Fund”) and JPMorgan SmartSpendingSM 2020 Fund (“SmartSpendingSM 2020 Fund”) is to seek to provide total return consisting of current income and some capital appreciation.

Class A Shares generally provide for a front-end sales charge. No sales charges are assessed with respect to Class I, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as Adviser (the “Adviser”) and Administrator (the “Administrator”) to the Funds.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds’ valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Funds’ investments. The Administrator implements the valuation policies of the Funds’ investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Funds. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.

A market-based approach is primarily used to value the Funds’ investments. Investments for which market quotations are not readily available are fair valued by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

36	J.P. MORGAN FUNDS	JUNE 30, 2021

Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.

Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s NAV per share as of the report date.

Futures contracts are generally valued on the basis of available market quotations.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following tables represent each valuation input as presented on the Schedules of Portfolio Investments (“SOIs”):

SmartSpendingSM 2015 Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$957	$—	$957
Collateralized Mortgage Obligations	—	214	47	261
Commercial Mortgage-Backed Securities	—	134	10	144
Corporate Bonds	—	2,463	—	2,463
Exchange-Traded Funds	8,969	—	—	8,969
Investment Companies	12,338	—	—	12,338
Mortgage-Backed Securities	—	1,816	—	1,816
U.S. Treasury Obligations	—	2,654	—	2,654
Short-Term Investments
Investment Companies	1,788	—	—	1,788

Total Investments in Securities	$23,095	$8,238	$57	$31,390

Appreciation in Other Financial Instruments
Futures Contracts	$2	$—	$—	$2
Depreciation in Other Financial Instruments
Futures Contracts	(58)	—	—	(58)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(56)	$—	$—	$(56)

SmartSpendingSM 2020 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$776	$—	$776
Collateralized Mortgage Obligations	—	120	31	151
Commercial Mortgage-Backed Securities	—	102	10	112
Corporate Bonds	—	2,309	—	2,309
Exchange-Traded Funds	8,097	—	—	8,097
Investment Companies	11,591	—	—	11,591
Mortgage-Backed Securities	—	1,664	—	1,664

JUNE 30, 2021	J.P. MORGAN FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

SmartSpendingSM 2020 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
U.S. Treasury Obligations	$—	$2,225	$—	$2,225
Short-Term Investments
Investment Companies	1,396	—	—	1,396

Total Investments in Securities	$21,084	$7,196	$41	$28,321

Appreciation in Other Financial Instruments
Futures Contracts	$2	$—	$—	$2
Depreciation in Other Financial Instruments
Futures Contracts	(54)	—	—	(54)

Total Net Appreciation/Depreciation in Other Financial Instruments	$(52)	$—	$—	$(52)

B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.

As of June 30, 2021, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

C. When-Issued Securities, Delayed Delivery Securities and Forward Commitments — The Funds purchased when-issued securities, including To Be Announced (“TBA”) securities, and entered into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date, or purchased delayed delivery securities which generally settle seven days after the trade date. When-issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. A delayed delivery security is agreed upon in advance between the buyer and the seller of the security and is generally delivered beyond seven days of the agreed upon date. The purchase of securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the security to be purchased declines before the settlement date. The sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when-issued, delayed delivery or forward commitment basis is not accrued until the settlement date.

The Funds had when-issued securities, delayed delivery securities or forward commitments outstanding as of June 30, 2021, which are shown as a Receivable for Investment securities sold — delayed delivery securities and a Payable for Investment securities purchased — delayed delivery securities, respectively, on the Statements of Assets and Liabilities. The values of these securities held at June 30, 2021 are detailed on the SOIs.

D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs, which are advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers

38	J.P. MORGAN FUNDS	JUNE 30, 2021

listed in the tables below to be affiliated issuers. Underlying Funds’ and ETFs’ distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.

SmartSpendingSM 2015 Fund

For the year ended June 30, 2021
Security Description	Value at June 30, 2020	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)		Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income		Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (a)	$2,774	$394		$917	$128		$633	$3,012	50	$71		$—
JPMorgan BetaBuilders MSCI US REIT ETF (a)	317	398		241	(4)		121	591	6	9		—
JPMorgan Core Bond Fund Class R6 Shares (a)	3,410	17		3,446	188		(169)	—	—	17		—
JPMorgan Corporate Bond Fund Class R6 Shares (a)	1,462	64		1,476	5		(55)	—	—	29		36
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	—	605		—	—		(12)	593	74	10		—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (a)	122	461		—	—		10	593	74	13		—
JPMorgan Equity Index Fund Class R6 Shares (a)	4,280	847		2,414	396		880	3,989	61	65		—
JPMorgan Floating Rate Income Fund Class R6 Shares (a)	—	387		—	—		2	389	43	6		—
JPMorgan High Yield Fund Class R6 Shares (a)	885	2,024		1,969	49		123	1,112	152	74		—
JPMorgan High Yield Research Enhanced ETF (a)	—	1,825		541	—	(b)	17	1,301	25	29		1
JPMorgan Income Fund Class R6 Shares (a)	1,121	415		826	12		47	769	80	43		1
JPMorgan Inflation Managed Bond Fund Class R6 Shares (a)	2,110	184		43	1		93	2,345	216	51		—
JPMorgan Managed Income Fund Class L Shares (a)	20	—	(b)	—	—		— (b)	20	2	—	(b)	—	(b)
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	2,962	235		715	16		30	2,528	257	50		4
JPMorgan U.S. Aggregate Bond ETF (a)	5,396	1,925		5,031	132		(160)	2,262	42	48		6
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (a) (c)	899	15,517		14,628	—		—	1,788	1,788	1		—

Total	$25,758	$25,298		$32,247	$923		$1,560	$21,292		$516		$48

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	Amount rounds to less than one thousand.
(c)	The rate shown is the current yield as of June 30, 2021.

JUNE 30, 2021	J.P. MORGAN FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

SmartSpendingSM 2020 Fund

For the year ended June 30, 2021
Security Description	Value at July 1, 2020 (a)	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2021	Shares at June 30, 2021	Dividend Income	Capital Gain Distributions
JPMorgan BetaBuilders International Equity ETF (b)	$—	$2,540	$567	$86	$574	$2,633	44	$63	$—
JPMorgan BetaBuilders MSCI US REIT ETF (b)	—	579	174	18	105	528	6	11	—
JPMorgan Core Bond Fund Class R6 Shares (b)	—	2,010	2,021	11	—	—	—	10	—
JPMorgan Corporate Bond Fund Class R6 Shares (b)	—	1,410	1,360	(50)	—	—	—	25	32
JPMorgan Emerging Markets Debt Fund Class R6 Shares (b)	—	522	—	—	(8)	514	64	9	—
JPMorgan Emerging Markets Strategic Debt Fund Class R6 Shares (b)	—	498	—	—	16	514	64	14	—
JPMorgan Equity Index Fund Class R6 Shares (b)	—	3,984	1,121	181	1,067	4,111	63	65	—
JPMorgan Floating Rate Income Fund Class R6 Shares (b)	—	347	—	—	2	349	39	6	—
JPMorgan High Yield Fund Class R6 Shares (b)	—	2,395	1,577	95	88	1,001	137	75	—
JPMorgan High Yield Research Enhanced ETF (b)	—	1,423	220	— (c)	16	1,219	23	22	1
JPMorgan Income Fund Class R6 Shares (b)	—	851	192	8	26	693	73	28	1
JPMorgan Inflation Managed Bond Fund Class R6 Shares (b)	—	2,011	—	—	85	2,096	193	45	—
JPMorgan Short Duration Core Plus Fund Class R6 Shares (b)	—	2,924	650	10	29	2,313	235	45	4
JPMorgan U.S. Aggregate Bond ETF (b)	—	6,674	4,745	(11)	6	1,924	35	33	3
JPMorgan U.S. Government Money Market Fund Class IM Shares, 0.03% (b) (d)	—	20,866	19,470	—	—	1,396	1,396	1	—

Total	$—	$49,034	$32,097	$348	$2,006	$19,291		$452	$41

(a)	Commencement of operations was July 1, 2020.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	Amount rounds to less than one thousand.
(d)	The rate shown is the current yield as of June 30, 2021.

E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

40	J.P. MORGAN FUNDS	JUNE 30, 2021

F. Futures Contracts — The Funds used index and treasury futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The use of futures contracts exposes the Funds to equity price and interest rate risks. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Funds’ futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The table below discloses the volume of the Funds’ futures contracts activity during the year ended June 30, 2021:

	SmartSpendingSM 2015 Fund	SmartSpendingSM 2020 Fund
Futures Contracts — Equity:
Average Notional Balance Long	$2,108	$1,062
Average Notional Balance Short	891	359
Ending Notional Balance Long	2,899	2,175
Ending Notional Balance Short	858	1,287

Futures Contracts — Interest Rate:
Average Notional Balance Long	2,957	1,554
Average Notional Balance Short	1,610	637
Ending Notional Balance Long	795	795
Ending Notional Balance Short	1,648	1,176

G. Summary of Derivatives Information

The following tables present the value of derivatives held as of June 30, 2021 by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

	SmartSpendingSM 2015 Fund	SmartSpendingSM 2020 Fund
Equity Risk Exposure:
Unrealized Depreciation on Futures Contracts*	$(41)	$(41)

Interest Rate Risk Exposure:
Unrealized Appreciation on Futures Contracts*	2	2
Unrealized Depreciation on Futures Contracts*	(17)	(13)

Net Fair Value of Derivative Contracts:
Unrealized Appreciation (Depreciation) on Futures Contracts*	(56)	(52)

*	Includes cumulative appreciation/(depreciation) on futures contracts, if any, as reported on the SOIs. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

JUNE 30, 2021	J.P. MORGAN FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The following tables present the effect of derivatives on the Statements of Operations for the year ended June 30, 2021, by primary underlying risk exposure:

	SmartSpendingSM 2015 Fund	SmartSpendingSM 2020 Fund
Realized Gain (Loss) on Derivatives Recognized as a Result From Operations:
Equity Risk Exposure:
Futures Contracts	$578	$236

Interest Rate Risk Exposure:
Futures Contracts	(77)	(59)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Equity Risk Exposure:
Futures Contracts	(26)	(41)

Interest Rate Risk Exposure:
Futures Contracts	(22)	(11)

The Funds’ derivatives contracts held at June 30, 2021 are not accounted for as hedging instruments under GAAP.

H. Offering and Organization Costs — Total offering costs of $135 incurred in connection with the offering of shares of SmartSpendingSM 2020 Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund, if any, were recorded as an expense at the time the Fund commenced operations. For the year ended June 30, 2021, total offering costs amortized were $135.

I. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs are recorded on the ex-dividend date.

To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

J. Allocation of Income and Expenses — Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2021 are as follows:

	Class A		Class I		Class R2		Class R3		Class R4		Class R5		Class R6		Total
SmartSpendingSM 2015 Fund
Transfer agency fees	$—	(a)	$1		$—	(a)	$—	(a)	$—	(a)	$—	(a)	$—	(a)	$1

SmartSpendingSM 2020 Fund
Transfer agency fees	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

(a)	Amount rounds to less than one thousand.

The Funds invested in Underlying Funds and ETFs and, as a result, bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.

K. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of June 30, 2021, no liability for Federal income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to

42	J.P. MORGAN FUNDS	JUNE 30, 2021

future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

L. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.

The following amounts were reclassified within the capital accounts:

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
SmartSpendingSM 2015 Fund	$—	$40	$(40)
SmartSpendingSM 2020 Fund	—	36	(36)

The reclassifications for the Funds relate primarily to investments in regulated investment companies.

M. Recent Accounting Pronouncement — In March 2020, the FASB issued Accounting Standards Update No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. ASU 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 became effective upon the issuance and its optional relief can be applied through December 31, 2022. Management is currently evaluating the impact, if any, to the Funds’ financial statements of applying ASU 2020-04.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.15% of each Fund’s respective average daily net assets.

Prior to November 1, 2020, the investment advisory fee was accrued daily and paid monthly at an annual rate of 0.25% of each Fund’s respective average daily net assets.

The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund’s respective average daily net assets, plus 0.050% of each Fund’s respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund’s respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund’s respective average daily net assets in excess of $25 billion. For the year ended June 30, 2021, the effective rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund’s principal underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class R2	Class R3
SmartSpendingSM 2015 Fund	0.25%	0.50%	0.25%
SmartSpendingSM 2020 Fund	0.25	0.50	0.25

JUNE 30, 2021	J.P. MORGAN FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2021, JPMDS retained the following:

	Front-End Sales Charge	CDSC
SmartSpendingSM 2020 Fund	$2	$—

D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class I	Class R2	Class R3	Class R4	Class R5
SmartSpendingSM 2015 Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%
SmartSpendingSM 2020 Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.10%

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

F. Waivers and Reimbursements — The Adviser, Administrator and JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses of the Funds, Underlying Funds and ETFs (excluding dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses incurred by the Funds and any Underlying Fund and ETFs and acquired fund fees incurred by an Underlying Fund and ETFs) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A		Class I		Class R2		Class R3		Class R4		Class R5		Class R6
SmartSpendingSM 2015 Fund	0.69	%(1)	0.44	%(1)	0.94	%(1)	0.69	%(1)	0.44	%(1)	0.29	%(1)	0.19	%(1)
SmartSpendingSM 2020 Fund	0.69	(2)	0.44	(2)	0.94	(2)	0.69	(2)	0.44	(2)	0.29	(2)	0.19	(2)

(1)

Prior to November 1, 2020, the contractual expense limitations for Class A, Class I, Class R2 Shares, Class R3 Shares, Class R4 Shares, Class R5 Shares and Class R6 Shares of the SmartSpendingSM 2015 Fund were 0.74%, 0.49%, 1.04%, 0.79%, 0.54%, 0.39% and 0.29%, respectively.

(2)

Prior to November 1, 2020, the contractual expense limitations for Class A, Class I, Class R2 Shares, Class R3 Shares, Class R4 Shares, Class R5 Shares and Class R6 Shares of the SmartSpendingSM 2020 Fund were 0.79%, 0.54%, 1.04%, 0.79%, 0.54%, 0.39% and 0.29%, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2021 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2021.

The Underlying Funds and ETFs may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class I, Class R2, Class R3 and Class R4 Shares and above 0.10% for Class R5 Shares, JPMDS will waive service fees with respect to the Fund in an amount equal to the weighted average pro-rata amount of service fees charged by the Underlying Funds and ETFs. These waivers may be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s service fees.

For the year ended June 30, 2021, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees		Total	Contractual Reimbursement
SmartSpendingSM 2015 Fund	$55	$22	$5		$82	$215
SmartSpendingSM 2020 Fund	49	20	—	(a)	69	248

(a)	Amount rounds to less than one thousand.

44	J.P. MORGAN FUNDS	JUNE 30, 2021

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2021 were as follows:

SmartSpendingSM 2020 Fund	$1

G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended June 30, 2021, the Funds purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended June 30, 2021, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
SmartSpendingSM 2015 Fund	$26,082	$29,302	$4,634	$2,258
SmartSpendingSM 2020 Fund	44,245	22,526	3,819	1,629

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2021 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SmartSpendingSM 2015 Fund	$28,949	$2,546	$161	$2,385
SmartSpendingSM 2020 Fund	25,793	2,617	141	2,476

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to mark to market of futures contracts and wash sale loss deferrals.

The tax character of distributions paid during the year ended June 30, 2021 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
SmartSpendingSM 2015 Fund	$600	$—	$600
SmartSpendingSM 2020 Fund	331	27	358

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

JUNE 30, 2021	J.P. MORGAN FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

The tax character of distributions paid during the year ended June 30, 2020 was as follows:

	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
SmartSpendingSM 2015 Fund	$946	$874	$1,820

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

As of June 30, 2021, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
SmartSpendingSM 2015 Fund	$293	$864	$2,109
SmartSpendingSM 2020 Fund	731	116	2,386

The cumulative timing differences primarily consist of mark to market of futures contracts, straddle loss deferrals, trustee deferred compensation and wash sale loss deferrals.

As of June 30, 2021, the Funds did not have any net capital loss carryforwards.

Specified ordinary losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended June 30, 2021, the Funds deferred to July 1, 2021 the following specified ordinary losses of:

Specified Ordinary Losses
SmartSpendingSM 2015 Fund	$1
SmartSpendingSM 2020 Fund	2

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because the Funds and the series of JPMorgan Trust II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

The Funds had no borrowings outstanding from another fund during the year ended June 30, 2021.

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 1, 2021.

The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2021.

The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), has entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

46	J.P. MORGAN FUNDS	JUNE 30, 2021

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.25% (the “Applicable Margin”), plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 10, 2021, the Credit Facility has been amended and restated for a term of 364 days, unless extended, and to include a reduction of the Applicable Margin charged for borrowing under the Credit Facility from 1.25% to 1.00%.

The Funds did not utilize the Credit Facility during the year ended June 30, 2021.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

As of June 30, 2021, the Adviser owned shares representing more than 10% of net assets of the following Funds:

	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund
SmartSpendingSM 2015 Fund	1	100.0%
SmartSpendingSM 2020 Fund	1	98.8

Significant shareholder transactions by the Adviser may impact the Funds’ performance.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage-pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Funds invest in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. The Funds may face a heightened level of interest rate risk due to certain changes in monetary policy, such as an interest rate increase by the Federal Reserve. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Many derivatives create leverage thereby causing the Funds to be more volatile than they would have been if they had not used derivatives. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.

Each Fund invests in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

Because of the Funds’ investments in the Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.

JUNE 30, 2021	J.P. MORGAN FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF JUNE 30, 2021 (continued)

(Dollar values in thousands)

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

LIBOR is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On March 5, 2021, the U.K. Financial Conduct Authority (“FCA”) publicly announced that (i) immediately after December 31, 2021, publication of the 1-week and 2-month U.S. Dollar LIBOR settings will permanently cease; (ii) immediately after June 30, 2023, publication of the overnight and 12-month U.S. Dollar LIBOR settings will permanently cease; and (iii) immediately after June 30, 2023, the 1-month, 3-month and 6-month U.S. Dollar LIBOR settings will cease to be provided or, subject to the FCA’s consideration of the case, be provided on a synthetic basis and no longer be representative of the underlying market and economic reality they are intended to measure and that representativeness will not be restored. There is no assurance that the dates announced by the FCA will not change or that the administrator of LIBOR and/or regulators will not take further action that could impact the availability, composition or characteristics of LIBOR or the currencies and/or tenors for which LIBOR is published. Public and private sector industry initiatives are currently underway to implement new or alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability, which may affect the value or liquidity or return on certain of a Fund’s loans, notes, derivatives and other instruments or investments comprising some or all of a Fund’s investments and result in costs incurred in connection with closing out positions and entering into new trades. These risks may also apply with respect to changes in connection with other interbank offering rates (e.g., Euribor) and a wide range of other index levels, rates and values that are treated as “benchmarks” and are the subject of recent regulatory reform.

The Funds are subject to infectious disease epidemics/pandemics risk. The worldwide outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world. The effects of this COVID-19 pandemic to public health, and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. The Funds’ operations may be interrupted as a result, which may have a significant negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could also have a significant negative impact on a Fund’s investment performance. The full impact of this COVID-19 pandemic, or other future epidemics/pandemics, is currently unknown.

48	J.P. MORGAN FUNDS	JUNE 30, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust IV and Shareholders of JPMorgan SmartSpendingSM 2015 Fund and JPMorgan SmartSpendingSM 2020 Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan SmartSpendingSM 2015 Fund and JPMorgan SmartSpendingSM 2020 Fund (two of the funds constituting JPMorgan Trust IV, hereafter collectively referred to as the “Funds”) as of June 30, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2021, the results of each of their operations and the changes in each of their net assets for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

JPMorgan SmartSpendingSM 2015 Fund (1)
JPMorgan SmartSpendingSM 2020 Fund (2)
(1) Statement of operations for the year ended June 30, 2021 and statement of changes in net assets for the years ended June 30, 2021 and 2020.
(2) Statement of operations and statement of changes in net assets for the year ended June 30, 2021.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

August 24, 2021

We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

JUNE 30, 2021	J.P. MORGAN FUNDS	49

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Chair since 2020; Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	127	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Stephen P. Fisher (1959); Trustee of Trust since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	127	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).

Kathleen M. Gallagher (1958); Trustee of the Trust since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	127	Non-Executive Director, Legal & General Investment Management (Holdings) (2018-present); Non-Executive Director, Legal & General Investment Management America (financial services and insurance) (2017-present); Advisory Board Member, State Street Global Advisors Global Fiduciary Solutions (2017-present); Member, Client Advisory Council, Financial Engines, LLC (registered investment adviser) (2011-2016); Director, Ford Pension Funds Investment Management Ltd. (2007-2016).

Dennis P. Harrington* (1950); Trustee of Trust since 2017. (3)	Retired; Partner, Deloitte LLP (accounting firm) (serving in various roles 1984-2012).	127	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	127	None

50	J.P. MORGAN FUNDS	JUNE 30, 2021

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Raymond Kanner** (1953); Trustee of Trust since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	127	Advisory Board Member, Penso Advisors LLC (2020-present); Advisory Board Member, Los Angeles Capital (2018-present); Advisory Board Member, State Street Global Advisors Fiduciary Solutions Board (2017-present); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA) (2016-2017); Advisory Board Member, Betterment for Business (robo advisor) (2016-2017); Advisory Board Member, BlueStar Indexes (index creator) (2013-2017); Director, Emerging Markets Growth Fund (registered investment company) (1997-2016); Member, Russell Index Client Advisory Board (2001-2015).

Mary E. Martinez (1960); Vice Chair since 2021; Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	127	None

Marilyn McCoy (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President, Administration and Planning, Northwestern University (1985-present).	127	None

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	127	Trustee and Vice Chair, Trout Unlimited (2017-present); Trustee, American Museum of Fly Fishing (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-2021).

Marian U. Pardo*** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	127	President and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

JUNE 30, 2021	J.P. MORGAN FUNDS	51

TRUSTEES

(Unaudited) (continued)

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes ten registered investment companies (127 funds).

(3)	Mr. Harrington retired from the Board of Trustees effective July 31, 2021.

*

Two family members of Mr. Harrington are employed as a partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**

A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***

In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

52	J.P. MORGAN FUNDS	JUNE 30, 2021

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)*	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.

Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Executive Director, J.P. Morgan Investment Management Inc. since February 2016. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.

Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary since 2010)**	Managing Director and Assistant General Counsel, JPMorgan Chase. Mr. Samuels has been with JPMorgan Chase since 2010.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel. Ms. Davin has been with JPMorgan Chase (formerly Bank One Corporation) since 2004.

Jessica K. Ditullio (1962), Assistant Secretary (2005)***	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

Anthony Geron (1971), Assistant Secretary (2018)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)**	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Lekstutis has been with JPMorgan Chase since 2011.

Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)**	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.

Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Vice President, J.P. Morgan Investment Management Inc. since February 2012.

Shannon Gaines (1977), Assistant Treasurer (2018)***	Vice President, J.P. Morgan Investment Management Inc. since January 2014.

Jeffrey D. House (1972), Assistant Treasurer (2017)***	Vice President, J.P. Morgan Investment Management Inc. since July 2006.

Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.

Joseph Parascondola (1963), Assistant Treasurer (2011)*	Executive Director, J.P. Morgan Investment Management Inc. since February 2020, formerly Vice President, J.P. Morgan Investment Management Inc. from August 2006 to January 2020.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, J.P. Morgan Investment Management Inc. since September 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.

*	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

JUNE 30, 2021	J.P. MORGAN FUNDS	53

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds and ETFs) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2021, and continued to hold your shares at the end of the reporting period, June 30, 2021.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds and ETFs. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartSpendingSM 2015 Fund
Class A
Actual	$1,000.00	$1,042.60	$2.63	0.52%
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class I
Actual	1,000.00	1,044.50	1.37	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R2
Actual	1,000.00	1,041.40	3.90	0.77
Hypothetical	1,000.00	1,020.98	3.86	0.77
Class R3
Actual	1,000.00	1,043.30	2.58	0.51
Hypothetical	1,000.00	1,022.27	2.56	0.51
Class R4
Actual	1,000.00	1,044.50	1.32	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Class R5
Actual	1,000.00	1,045.10	0.56	0.11
Hypothetical	1,000.00	1,024.25	0.55	0.11
Class R6
Actual	1,000.00	1,045.10	0.10	0.02
Hypothetical	1,000.00	1,024.70	0.10	0.02

54	J.P. MORGAN FUNDS	JUNE 30, 2021

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SmartSpendingSM 2020 Fund
Class A
Actual	$1,000.00	$1,038.70	$2.53	0.50%
Hypothetical	1,000.00	1,022.32	2.51	0.50
Class I
Actual	1,000.00	1,039.30	1.37	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R2
Actual	1,000.00	1,037.40	3.89	0.77
Hypothetical	1,000.00	1,020.98	3.86	0.77
Class R3
Actual	1,000.00	1,038.70	2.63	0.52
Hypothetical	1,000.00	1,022.22	2.61	0.52
Class R4
Actual	1,000.00	1,039.30	1.37	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Class R5
Actual	1,000.00	1,039.90	0.61	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12
Class R6
Actual	1,000.00	1,040.50	0.15	0.03
Hypothetical	1,000.00	1,024.65	0.15	0.03

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

JUNE 30, 2021	J.P. MORGAN FUNDS	55

LIQUIDITY RISK MANAGEMENT PROGRAM

(Unaudited)

Each of the Funds has adopted the J.P. Morgan Funds Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the 1940 Act (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”) established for a J.P. Morgan Fund and any material changes to the Program.

The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 8, 2021, the Board of Trustees reviewed the Program Administrator’s annual report (the “Report”) concerning the operation of the Program for the period from January 1, 2020 through December 31, 2020 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a J.P. Morgan Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.

The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of four liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions, including additional focus on particular asset classes and securities impacted by the COVID-19 pandemic; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined under the Liquidity Rule); (4) whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (5) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined under the Liquidity Rule) and the procedures for monitoring for this limit; (6) the oversight of the liquidity vendor retained to perform liquidity classifications for the Program including during the COVID-19 pandemic; and (7) specific liquidity events arising during the Program Reporting Period, including the impact on Fund liquidity caused by the significant market volatility created in March 2020 by the COVID-19 pandemic. The Report further summarized that the Program Administrator instituted a stressed market protocol in March 2020 to: (1) review the results of the liquidity risk framework and daily liquidity classifications of each Fund’s investments; and (2) perform additional stress testing. The Report noted that each Fund was able to meet redemption requests without significant dilution to remaining shareholders during the Program Reporting Period, including during March 2020.

Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

56	J.P. MORGAN FUNDS	JUNE 30, 2021

TAX LETTER

(Unaudited)

(Dollar values in thousands)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended June 30, 2021. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2021. The information necessary to complete your income tax returns for the calendar year ending December 31, 2021 will be provided under separate cover.

Dividends Received Deduction (DRD)

Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2021:

Dividends Received Deduction
JPMorgan SmartSpendingSM 2015 Fund	11.19%
JPMorgan SmartSpendingSM 2020 Fund	9.67

Long Term Capital Gain

The Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2021:

Long-Term Capital Gain Distribution
JPMorgan SmartSpendingSM 2020 Fund	$27

Qualified Dividend Income (QDI)

Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2021:

Qualified Dividend Income
JPMorgan SmartSpendingSM 2015 Fund	$159
JPMorgan SmartSpendingSM 2020 Fund	142

JUNE 30, 2021	J.P. MORGAN FUNDS	57

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund’s quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectuses and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.

© JPMorgan Chase & Co., 2021. All rights reserved. June 2021.	AN-SS-621

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Dennis P. Harrington. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

On April 1, 2021, Kathleen M. Gallagher replaced Dennis P. Harrington as the audit committee financial expert. Ms. Gallagher is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2021 – $209,835
2020 – $126,963

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES
2021 – $23,811
2020 – $17,820

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2021 – $57,998
2020 – $41,569

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2021 and 2020, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2021 – Not applicable
2020 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2021 – 0.0%
2020 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2020 - $30.1 million
2019 - $24.8 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section  406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust IV

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2021

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
September 1, 2021